UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09903

                               Mellon Funds Trust
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000

Date of fiscal year end:   8/31

Date of reporting period:     8/31/03

                                         FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.


THE MELLON FUNDS

Mellon Large Cap Stock Fund

Mellon Income Stock Fund

Mellon Mid Cap Stock Fund

Mellon Small Cap Stock Fund

Mellon International Fund

Mellon Emerging Markets Fund

Mellon Balanced Fund

ANNUAL REPORT             August 31, 2003


Contents

The Funds
--------------------------------------------------------------------------------

Letter from the President                                                 2

Discussion of Funds' Performance

    Mellon Large Cap Stock Fund                                           3

    Mellon Income Stock Fund                                              6

    Mellon Mid Cap Stock Fund                                             9

    Mellon Small Cap Stock Fund                                          12

    Mellon International Fund                                            15

    Mellon Emerging Markets Fund                                         18

    Mellon Balanced Fund                                                 21

Statements of Investments                                                24

Statements of Assets and Liabilities                                     46

Statements of Operations                                                 48

Statements of Changes in Net Assets                                      50

Financial Highlights                                                     55

Notes to Financial Statements                                            62

Independent Auditors' Report                                             71

Important Tax Information                                                72

Board Members Information                                                73

Officers of the Trust                                                    74

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured

  * Not Bank-Guaranteed

  * May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the funds were managed during the reporting period, including discussions with the funds' portfolio managers.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in the second quarter of 2003 recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. The improving economic outlook has benefited most broad measures of stock market performance so far in 2003, as investors have looked forward to the positive impact of stronger sales volumes on earnings. Many international stock markets also rallied strongly during the spring and summer of 2003, reflecting improved business confidence and higher levels of industrial production. However, better economic news took its toll on the U.S. bond market during the summer. The more interest-rate-sensitive areas of the bond market sold off sharply, giving back some of the gains achieved earlier in the reporting period.

While we continue to believe that investors generally should remain diversified across multiple asset classes, including stocks and bonds, it may be a good idea to consider adjusting your portfolio in anticipation of a stronger economic environment and the possibility that the multi-year decline of interest rates has run its course. As always, we encourage you to talk with your financial advisor about ways to capture new opportunities and manage the risks of investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/LAWRENCE P. KEBLUSEK
Lawrence P. Keblusek
President
The Mellon Funds
September 15, 2003




DISCUSSION OF  FUND PERFORMANCE

Mellon Private Wealth Management Group's Equity Management Team, Portfolio
Manager

HOW DID MELLON LARGE CAP STOCK FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares produced a total return of 5.76% while its Investor shares produced a total return of 5.50% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 12.06%.(2)

We attribute these results to a rebound in stock prices during the second half of the reporting period that more than made up for declines during the first half of the reporting period. While the fund participated in the market's upswing, many of the market's greatest gains occurred among previously beaten-down technology and telecommunications stocks with little or no earnings and weak underlying fundamentals. The fund rose more modestly than the S&P 500 Index because our disciplined stock selection approach generally avoids investments in these types of stocks.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings; an

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next,   a  team  of  experienced  analysts  examines  the  fundamentals  of  the higher-ranked candidates. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks by diversifying across companies and industries. The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P 500 Index.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Market trends favoring lower-quality, lower-priced stocks during the market's rise, especially in the technology sector, were primarily responsible for the fund' s lagging relative performance compared to the S&P 500 Index. Several technology stocks with negative earnings and weak business prospects enjoyed triple-digit gains between March 2003 and the end of the reporting period. However, such stocks generally failed to meet our investment criteria. At the same time, many solid technology companies in which the fund invested, such as computer peripheral maker Lexmark International, semiconductor testing and equipment maker KLA-Tencor and integrated circuit manufacturer Linear Technology, produced reasonably strong results. As a result, while the fund's technology holdings failed to match the returns of more speculative stocks, they were responsible for the greatest percentage of the fund's overall gains.

The fund also derived notably strong returns from its financial services holdings. The fund' s relatively heavy exposure to money center banks, such as J.P. Morgan Chase, contributed positively to the fund's performance. Investments in credit card issuers, such as MBNA, and brokerage firms, such as The Goldman Sachs Group, further enhanced returns during the second half of the reporting period. As a result, the fund enjoyed higher returns from the financial services sector than the S&P 500 Index did.

The fund's performance suffered in a handful of other areas. On average, the fund's health care holdings pro-

                                                                The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

vided slightly negative returns for the reporting period as investments in traditional drug development companies, such as Pfizer and King Pharmaceuticals, were hurt by slowing growth and pressure from generic competitors. The fund also sustained declines in a handful of individual stocks that encountered company-specific difficulties. Some, such as Tenet Healthcare and El Paso, a natural gas utility, were hurt by accounting-related problems. Other holdings, such as Kraft Foods and Newell Rubbermaid, failed to meet earnings expectations.

WHAT IS THE FUND'S CURRENT STRATEGY?

We believe the economy's current trend toward slow, deliberate growth creates a generally positive environment for the kinds of solid companies on which the fund focuses. At the same time, we remain concerned by the economy's apparent lack of new job creation, and by the recent run-up in stock prices, which may have outpaced actual economic growth. We remain sharply focused on our long-term investment strategy of investing in high-quality companies we believe offer potential for stronger returns than the S&P 500 Index.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE MONTHLY REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon Large Cap Stock Fund Class M shares and the Standard & Poor's 500 Composite Stock Price Index

Average Annual Total Returns AS OF 8/31/03


                                           Inception                                                                        From
                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES                                                   5.76%                 1.04%              9.17%

INVESTOR SHARES                                 7/11/01          5.50%                   --                --             (7.92)%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON LARGE CAP STOCK FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE. LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

DISCUSSION OF  FUND PERFORMANCE

D. Gary Richardson, Portfolio Manager

HOW DID MELLON INCOME STOCK FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares produced a total return of 6.19% while its Investor shares produced a total return of 6.03%.(1) In comparison, the Russell 1000 Value Index, the portfolio's benchmark, provided a total return of 11.63% for the same period.(2)

We attribute the fund' s positive total returns to a rebound in stock prices during the second half of the reporting period that more than made up for declines during the first half of the reporting period. While the fund shared in the market's gains, many of the market's best performers proved to be previously beaten-down technology and telecommunications stocks with little or no earnings and weak company fundamentals. The fund rose more modestly than its benchmark because our disciplined stock selection approach generally avoids investments in these types of stocks.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to exceed the total return performance of the Russell 1000 Value Index over time. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to invest primarily in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within an industry or sector, based on:

   * VALUE, or how a stock is priced relative to its perceived intrinsic worth;

   * GROWTH, in this case the sustainability or growth of earnings; and

   * FINANCIAL profile, which measures the financial health of the company.

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher-ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry sectors.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund derived positive returns from most of the industry sectors in which it invested, but its financial services holdings provided the best overall performance during the reporting period. Relatively heavy positions in dividend-producing stocks of money center banks, such as JPMorgan Chase and Bank of America, provided strong returns throughout the reporting period. These gains more than compensated for declines in a few troubled financial companies, such as Federal National Mortgage Association (Fannie Mae). Consumer staples holdings also provided stronger than average returns. Although this traditionally defensive industry sector was not among the market's leaders, good individual stock selections, such as household goods producer Avon Products, delivered fairly steady gains. At the same time, our stock selection process helped the fund to avoid most of the market's weaker consumer staples stocks.

The overall performance of the fund was constrained by relatively weak returns in a few key areas. The fund invested in relatively few technology stocks because of the general lack of technology stocks offering more than nominal dividend yields. However, in the speculative environment that prevailed during the reporting period, technology proved to be the market's single strongest industry sector. As a result, the fund's performance relative to the benchmark suffered, despite modest gains from a few technology holdings such as International Business Machines and communications equipment maker Harris Corporation. Performance also suffered in the health care area due to the fund's investments in traditional drug development companies such as Pfizer and Merck, which were hurt by slowing growth and pressure from generic competitors. Finally, the fund sustained declines in a handful of individual stocks in other areas. Some companies, such as Newell Rubbermaid and natural gas utility El Paso, encountered unforeseen company-specific problems.

WHAT IS THE FUND'S CURRENT STRATEGY?

We believe that recent tax-law changes, which reduced the maximum federal tax rate on income from stock dividends, may create a more favorable market environment for high-dividend-yielding stocks. Accordingly, we are increasing our emphasis on dividend yields while maintaining our disciplined stock selection process. As of the end of the reporting period, we have found a relatively large percentage of high-yielding investments among energy, utility and interest-sensitive financial companies. We currently are finding relatively few such investments among technology and services stocks.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                                 The Funds

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon Income Stock Fund Class M shares and the Russell 1000 Value Index

Average Annual Total Returns AS OF 8/31/03


                                          Inception                                                                       From
                                               Date            1 Year               5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES                                                  6.19%                  0.48%             8.70%

INVESTOR SHARES                                7/11/01          6.03%                   --                 --           (5.86)%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON INCOME STOCK FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

HOW DID MELLON MID CAP STOCK FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund produced total returns of 11.94% for its Class M shares and 11.66% for its Investor shares.(1) Between their inception on September 6, 2002, and August 31, 2003, the fund's Dreyfus Premier shares produced a total return of 11.72%. In comparison, the Standard & Poor' s MidCap 400 Index ("S&P 400 Index"), the fund's benchmark, produced a total return of 18.40% for the 12-month period.(2)

The midcap stock market rallied during the second half of the reporting period as investor sentiment improved amid expectations of stronger economic growth and an easing of geopolitical tensions. However, the fund produced lower returns than the S& P 400 Index, primarily because the rally was led by lower-quality, relatively speculative stocks that did not meet the fund's investment criteria.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks investment returns consisting of capital appreciation and income that are consistently superior to those of the S&P 400 Index. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midcap domestic companies, whose market capitalizations generally range between $1 billion and $8 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

   * VALUE, or how a stock is priced relative to its perceived intrinsic worth;

   * GROWTH, in this case the sustainability or growth of earnings; and

   * FINANCIAL PROFILE, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher-ranked securities, drawing on a variety of sources, including Wall Street research and company management. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the S& P 400 Index has a 10% weighting in a particular industry sector, about 10% of the fund's assets will also normally be invested in that sector.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the first half of the reporting period, the fund was influenced by investors' concerns regarding a persistently weak U.S. economy and rising geopolitical tensions, which drove midcap stock prices lower. A brief market rally in the fourth quarter of 2002 was led by smaller, more-speculative stocks, which did not meet the fund's investment criteria, causing returns from the fund's holdings to drop.

After the allied coalition entered Iraq and the geopolitical outlook became more clear, investor optimism increased. Signs of a potentially stronger economy also supported improving sentiment, as investors responded to expectations of lower short-term interest rates from the Federal Reserve Board and a new round of federal income tax reductions from Congress. As a result, the stock market rallied strongly between March 2003 and the end of the reporting period. However, the market's greatest gains continued to be concentrated among lower-quality, more-speculative stocks, especially in the technology sector, and although the fund produced double-digit returns for the reporting period, they continued to trail the S&P 400 Index.

The   greatest   contributions   to   the  fund's  performance  came  from  the
interest-sensitive, consumer staples and energy sectors. Financial services stocks that are sensi-

                                                                 The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tive to interest rates, such as E*TRADE and Chicago Mercantile Exchange, gained value because of greater trading activity in a rising market. In the consumer staples sector, Dean Foods, a consolidator of dairy products, benefited from successful acquisitions and accelerating earnings. In the energy area, oil and gas producers XTO Energy and Nabors Industries prospered amid high commodity prices. The single greatest contribution to the fund's performance was provided by biotechnology firm Genzyme Corp., which saw promising results from the trials of two new drugs.

As is to be expected from a broadly diversified portfolio, the fund also contained some disappointments. Stocks of electric utilities, such as TECO Energy and Allegheny Energy, were hurt by weak wholesale prices and deteriorating balance sheets. Individual stocks that detracted from performance during the reporting period included freight transporter CNF, construction equipment manufacturer Terex and medical testing leader Laboratory Corporation of America.

What is the fund's current strategy?

We have maintained our focus on high-quality, midcap companies that, in our view, are likely to produce stronger, more consistent returns than lower-quality stocks over the long run. Indeed, we have become concerned that some market sectors may have risen too far, too fast during the recent rally, and we believe that careful selectivity may be the key to the potential for investment success over the foreseeable future.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in Mellon Mid Cap Stock
     Fund Class M shares and the Standard & Poor's MidCap 400 Index

Average Annual Total Returns AS OF 8/31/03


                                           Inception                                                                        From
                                                Date            1 Year                5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES                                                  11.94%                 6.87%             8.61%

INVESTOR SHARES                                 7/11/01         11.66%                  --                  --             (1.06)%

Actual Aggregate Total Returns AS OF 8/31/03

                                           Inception                                                                        From

                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

with applicable redemption ((+)(+))              9/6/02            --                   --                  --                7.72%

without redemption                               9/6/02            --                   --                  --               11.72%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON MID CAP STOCK FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR DREYFUS PREMIER SHARES IS 4%. AFTER SIX YEARS DREYFUS PREMIER SHARES CONVERT TO INVESTOR CLASS SHARES.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

DISCUSSION OF  FUND PERFORMANCE

Gene F. Cervi and Dwight Cowden, Portfolio Managers

HOW DID MELLON SMALL CAP STOCK FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares produced a total return of 20.27%, and its Investor shares produced a total return of 20.00%.(1) In comparison, the fund's benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), produced a total return of 22.70% for the same period.(2)

Despite generally negative returns during the first half of the reporting period, small-cap stocks experienced a sustained market rally in the second half which drove them substantially higher for the reporting period as a whole. However, the greatest gains were concentrated among lower-quality stocks, including many with no earnings, which did not meet our investment criteria. As a result, the fund's returns trailed the S&P 600 Index.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks investment returns consisting of capital appreciation and income that surpass those of the S&P 600 Index. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally range between $100 million and $2 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each of five distinct "super-sectors," based on:

     * VALUE, or how a stock is priced relative to its perceived intrinsic worth;

     * GROWTH, which measures the sustainability and rate of growth of earnings; and

     *    FINANCIAL PROFILE, which measures the financial health of the company.

Next, we examine the fundamentals of the higher-ranked securities. Using these insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S&P 600 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Small-cap stocks hit their low point of a prolonged bear market in October 2002, amid a persistently weak economy, high-profile corporate scandals and mounting international tensions that culminated in the war in Iraq. Although the market rallied during the fourth quarter of 2002 in anticipation of stronger economic growth, the rally proved short-lived, and stocks gave back most of their gains during the opening months of 2003.

When the allied coalition entered Iraq in late March, however, stocks began to rally in earnest. The easing of geopolitical uncertainty, combined with expectations of lower interest rates and federal legislation enacting new income-tax cuts, caused investors to become more optimistic about business conditions. As a result, small-cap stocks rallied strongly, generally producing stronger gains than their midcap and large-cap counterparts.

While the fund participated in most of the market's rise, our quantitative model was relatively slow to adjust to the dramatic recovery of lower-quality stocks that previously had been severely beaten down in the bear market. Thus the fund' s gains did not match those of the S&P 600 Index. In addition, stocks with very small market capitalizations were among the best performers but the fund owned very few of these stocks because most of them did not meet the liquidity needs of the fund.



Nonetheless, the fund received strong contributions to performance from a number of stocks, including those in the consumer cyclical, services and health care groups. Retailers Ann Taylor, Claire Stores, Coach, Hot Topic and Pacific
Sunwear of California benefited from robust consumer spending. In the health care area, fortunate timing in the trading of biotechnology stock Regeneron Pharmaceuticals helped boost the fund's performance, as did good performance among medical services companies.

Despite good performance among higher-quality holdings such as flash-memory manufacturer SanDisk and image-sensor producer Omnivision Technologies, returns from the fund's technology positions lagged the Index's technology component because of particularly strong performance among lower-quality stocks the fund did not own.

WHAT IS THE FUND'S CURRENT STRATEGY?

We believe that higher-quality small-cap companies with growing earnings will regain their market-leadership positions. When this occurs, we believe the fund should benefit as our quantitative model continues to identify attractively valued stocks with strong growth prospects and healthy business profiles. In addition, as of the reporting period's end, small-cap stocks generally remained at valuation levels we consider attractive, suggesting that further gains may be possible if business conditions continue to improve.

September 15, 2003

     (1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

          PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

     (2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                                 The Funds

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon Small Cap Stock Fund Class M shares and the Standard & Poor's SmallCap 600 Index

Average Annual Total Returns AS OF 8/31/03


                                       Inception                                                              From
                                            Date                1 Year               5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                1/1/98            20.27%                10.97%                  5.50%

INVESTOR SHARES                              7/11/01            20.00%                  --                    4.31%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON SMALL CAP STOCK FUND ON 1/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

HOW DID MELLON INTERNATIONAL FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares produced a total return of 8.19% while the fund's Investor shares produced a total return of 8.24% .(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of 9.11% for the same period.(2)

We attribute the fund and market's overall performance to an uncertain economic environment during the first half of the reporting period, followed by improving investor sentiment and higher stock prices during the second half of the reporting period. The fund' s returns modestly trailed the MSCI EAFE Index's return, primarily because of its limited exposure to some of the better
performing    telecommunications    stocks.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also invests primarily in companies that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The   fund's   investment  approach  is  value-oriented,  research-driven  and risk-averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the first half of the reporting period, international stock markets remained volatile amid growing geopolitical tensions, negative investor sentiment and an unsettled U.S. economy. These factors contributed to generally lackluster returns for the fund relative to the MSCI EAFE Index, as did the fund's limited representation in some of the better performing areas of the market, most notably the major telecommunications stocks.

However, international stock markets generally rallied during the second half of the reporting period, especially after the war in Iraq began and it became clear that it would come to an end quickly. At the same time, the U.S. economy began to show signs of improvement, which helped boost international markets. Asian markets,  which  export  many  of their goods to the United States, posted solid returns. Japan, which has long been mired in recession, experienced some economic improvement that resulted in a sharp rally among the stocks of Japanese banks, which benefited from expanding equity valuations. In Europe, German stocks rallied amid improving business and consumer sentiment and in anticipation of tax cuts. While these positive developments contributed to stronger fund performance during the second half of the reporting period, it was not enough to offset fully the fund's lagging relative performance during the first half of the reporting period.

                                                                 The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Despite widespread market weakness during the first half of the reporting period, all industry sectors within the MSCI EAFE Index produced positive returns over the full reporting period. The fund was relatively heavily invested in the better performing areas of the MSCI EAFE Index.

WHAT IS THE FUND'S CURRENT STRATEGY?

Using our research-driven, bottom-up investment process, we recently have found a number of opportunities in stocks that, in our view, have fallen to attractive levels. Examples include several Japanese companies with domestic exposure, some Hong Kong real estate firms, a paper company in Finland and European financial companies. Conversely, we have trimmed the fund's holdings of German retailers and a beverage company in the U.K., which reached price levels we considered fully valued.

While we are encouraged by the recent international stock-market rally, in our view it is impossible to determine whether this can be considered the beginning of a longer-term rebound. Regardless of market conditions, however, we intend to continue to evaluate potential investments one company at a time, based on their individual merits.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in Mellon International
     Fund Class M shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns AS OF 8/31/03


                                       Inception                                                               From
                                            Date                1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                               7/15/98            8.19%                  2.92%                  0.66%

INVESTOR SHARES                              7/11/01            8.24%                    --                   1.19%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON INTERNATIONAL FUND ON 7/15/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/98 IS USED AS THE BEGINNING VALUE ON 7/15/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

HOW DID MELLON EMERGING MARKETS FUND PERFORM RELATIVE TO ITS BENCHMARK?

For  the  12-month  period  ended  August  31,  2003,  the fund's Class M shares produced a total return of 25.18% and the fund's Investor shares produced a total return of 24.99% .(1) In comparison, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, the fund's benchmark, provided a total return of 29.27% for the same period.(2)

We attribute the fund and market's overall performance to rising geopolitical tensions and ongoing economic uncertainty during the first half of the reporting period, followed by a strong global stock market recovery during the second half of the reporting period. The fund's returns trailed the benchmark, primarily because lower-quality, relatively speculative growth-oriented stocks performed best during the rally, not the higher-quality, value-oriented stocks in which
the    fund    invests.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

     * VALUE, or how a stock is priced relative to its intrinsic worth based on traditional value measures;

     * BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

     * BUSINESS MOMENTUM, or the presence of catalysts (such as corporate restructuring or change in management) expected to trigger price increases.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the first half of the reporting period, emerging-market stocks were adversely affected by a number of economic and market forces, including generally disappointing economic growth in emerging market countries and rising geopolitical tensions in the Middle East. However, stocks in the emerging markets generally fared better than their counterparts in the developed markets. One reason is that emerging markets contain massive reserves of raw materials, including precious metals, base metals and oil and gas stocks, many of which were subject to rising demand from investors seeking an alternative to equities

During the second half of the reporting period, the global equity markets staged a strong rally, which helped propel the emerging markets sharply higher. As geopolitical concerns waned and expectations of an economic rebound in the United States and other industrialized nations rose, investors' appetite for risk increased, and many turned to the emerging markets for growth opportunities.

In this environment, some of the fund's strongest returns stemmed from its holdings in India, Thailand and Indonesia. In India, consumer stocks posted especially strong returns after one of the country's best monsoon seasons in years. Greater production of crops provided individuals in India's rural communities with more disposable income, which many used to purchase consumer goods. Thailand's financial stocks also performed well, particularly after the restructuring of the country's banking system. In Indonesia, one of the world's largest oil exporters, rising oil prices helped fuel returns.

Of course, as is to be expected from a broadly diversified portfolio, the fund had its share of disappointments during the reporting period. The fund's relatively heavy emphasis on South Korean credit card companies, which suffered due to concerns over high consumer debt levels, generally detracted from the fund's performance. In addition, the fund's limited exposure to Russian oil companies, which flourished during the reporting period, hurt its relative performance.

WHAT IS THE FUND'S CURRENT STRATEGY?

As of the end of the reporting period, we have taken profits and trimmed the fund' s holdings in stocks that rebounded particularly strongly during the reporting period. For instance, we reduced the fund's holdings of several consumer discretionary stocks in India, a few Brazilian banks and a handful of materials stocks, including a Chinese aluminum producer, a cement company in India and a Polish copper mining firm. We redeployed many of those assets into Brazilian consumer-product companies and retailers, as well as South African banks and energy stocks. In our view, these sectors stand to benefit from continued economic growth and robust consumer spending.

September 15, 2003

     (1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

          PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

     (2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.


                                                                 The Funds

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon Emerging Markets Fund Class M shares and the Morgan Stanley Capital International Emerging Markets Free Index

Average Annual Total Returns AS OF 8/31/03


                                                                 Inception                                              From
                                                                   Date                      1 Year                   Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                                    10/2/00                    25.18%                     9.27%

INVESTOR SHARES                                                   7/11/01                    24.99%                    14.07%


((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON EMERGING MARKETS FUND ON 10/2/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS, WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX INCLUDES GROSS DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





DISCUSSION OF  FUND PERFORMANCE

D. Gary Richardson and Lawrence R. Dunn, Portfolio Managers

HOW DID MELLON BALANCED FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares produced a total return of 7.68%, and its Investor shares produced a total return of 7.52% .(1) In comparison, the fund' s benchmark, a blended index composed of 60% Standard & Poor' s 500 Composite Stock Price Index ("S&P 500
Index" ) and 40% Lehman Brothers Aggregate Bond Index, produced an 8.98% total return for the same period.(2 )Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index produced total returns of 12.06% and 4.36%, respectively, for the same period.

We attribute the fund's performance to a generally rising corporate bond market and a rebound in stock prices during the second half of the reporting period that more than made up for declines during the first half of the reporting period. While the fund's equity investments shared in the market's gains, many of the market's best performers were technology and telecommunications stocks with little or no earnings and weak fundamentals that did not meet our investment criteria. As a result, the fund's returns trailed its blended benchmark.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund. As of June 10, 2003, the fund normally allocates approximately 60% of its assets to equity investments and 40% to bonds and money market instruments. As of such date, the fund may deviate from these targets by +/- 15% and may invest in shares of Mellon Small Cap Stock Fund, in addition to investing in Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund. The fund's invest-

ments in each of Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund are subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher-ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund' s average effective portfolio duration of bonds will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Market trends favoring lower-quality, lower-priced stocks during the market's rise, especially in the technology sector, were primarily responsible for the fund' s lagging performance relative to the S&P 500 Index. Several technology stocks with negative earnings and weak business prospects enjoyed triple-digit gains between March 2003 and the end of the reporting period. However, such stocks generally failed to meet our investment criteria. At the same time, many solid technology companies in which the fund invested, such as computer peripheral maker Lexmark

                                                                The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

International, semiconductor testing and equipment maker KLA-Tencor and integrated circuit manufacturer Linear Technology, produced reasonably strong results for the equity portion of the fund. As a result, while the fund's technology holdings failed to match the returns of more speculative stocks, they were responsible for the greatest percentage of the fund's overall gains.

The fund also derived notably strong returns from investments in financial services holdings. The fund's relatively heavy exposure to money center banks, such as J.P. Morgan Chase & Co., contributed positively to the fund' s performance. Investments in credit card issuers, such as MBNA, and brokerage firms, such as the Goldman Sachs Group, further enhanced returns during the second half of the reporting period. As a result, the fund enjoyed higher returns from the financial services sector than the S& P 500 Index did.

The fund's performance suffered in a handful of other sectors. The fund's investment in the health care sector provided slightly negative returns for the reporting period as investments in Pfizer, a drug development company, were hurt by slowing growth and pressure from generic competitors.

The fund's fixed-income investments benefited during the first ten months of the reporting period from declining short-term interest rates, which drove the prices of many bonds higher. Corporate bonds particularly gained value as issuers strengthened their balance sheets and cut costs. In July, investors reacted to better than expected economic news by selling bonds, and prices of the more interest-rate-sensitive securities fell sharply. Relatively heavy exposure to corporate bonds, which are more sensitive to their issuers' credit quality, enabled the fund to benefit from the corporate market's strength during the first 10 months of the reporting period, and it helped protect the fund from the brunt of the bond market's decline in July.

WHAT IS THE FUND'S CURRENT STRATEGY?

We believe the economy's current trend toward slow, deliberate growth creates a generally positive environment for the kinds of solid companies on which the fund focuses. At the same time, we remain concerned by the economy's apparent lack of new job creation, and by the recent run-up in stock prices, which may have outpaced actual economic growth. We remain sharply focused on our long-term investment strategy of investing in high-quality companies we believe offer potential for growth. Among bonds, we have reduced our emphasis on corporate bonds and increased the fund's holdings of mortgage-backed securities that tend to perform relatively well when short-term interest rates are stable or rising modestly.

September 15, 2003

     (1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     (2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in Mellon Balanced Fund
     Class M shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index

Average Annual Total Returns AS OF 8/31/03


                                                                 Inception                                               From
                                                                   Date                      1 Year                    Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                                    10/2/00                     7.68%                     (1.73)%

INVESTOR SHARES                                                   7/11/01                     7.52%                      0.13%


((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON BALANCED FUND ON 10/2/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THREE DIFFERENT INDICES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"), (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "AGGREGATE BOND INDEX"), AND (3) THE CUSTOMIZED BLENDED INDEX ON THAT DATE. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDICES ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF S&P 500 INDEX, 60%, AND AGGREGATE BOND INDEX, 40%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2003

MELLON LARGE CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--98.5%                                                                      Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                                                       197,730                      10,191,004

CAPITAL SPENDING--.1%

Cooper Industries, Cl. A                                                                   25,670                       1,306,346

CONSUMER CYCLICAL--10.8%

Abercrombie & Fitch, Cl. A                                                                321,450 (a)                   9,784,938

BJ's Wholesale Club                                                                       417,600 (a)                   9,120,384

Bed Bath & Beyond                                                                          92,600 (a)                   3,984,578

Best Buy                                                                                  210,600 (a)                  10,953,306

CVS                                                                                       255,000                       8,313,000

Darden Restaurants                                                                        312,675                       6,816,315

Home Depot                                                                                819,560                      26,357,050

Lear                                                                                      107,720 (a)                   5,983,846

Limited Brands                                                                            593,710                      10,069,322

Lowe's Cos.                                                                               257,570                      14,130,290

NIKE, Cl. B                                                                                64,400                       3,669,512

TJX Cos.                                                                                  259,100                       5,612,106

Wal-Mart Stores                                                                           642,524                      38,018,145

Wendy's International                                                                     219,700                       6,931,535

                                                                                                                      159,744,327

CONSUMER STAPLES--5.9%

Coca-Cola                                                                                 486,240                      21,161,165

Fortune Brands                                                                            107,910                       6,086,124

Kimberly-Clark                                                                            221,030                      11,296,843

Kraft Foods, Cl. A                                                                        223,800                       6,646,860

PepsiCo                                                                                   430,717                      19,184,135

Procter & Gamble                                                                          271,560                      23,704,472

                                                                                                                       88,079,599

ENERGY RELATED--6.9%

Apache                                                                                    110,100                       7,594,698

ChevronTexaco                                                                              96,619                       7,040,627

ConocoPhillips                                                                            241,950                      13,510,488

Devon Energy                                                                              137,566                       7,119,041

Dominion Resources                                                                        181,000                      10,964,980

Exxon Mobil                                                                               731,370                      27,572,649

Halliburton                                                                               473,030                      11,437,865

Nabors Industries                                                                         109,390 (a)                   4,392,009

Occidental Petroleum                                                                      206,300                       7,082,279

Valero Energy                                                                             150,400                       5,925,760

                                                                                                                      102,640,396

HEALTH CARE--13.5%

AmerisourceBergen                                                                          75,420                       4,390,198

Amgen                                                                                     254,270 (a)                  16,756,393

Boston Scientific                                                                         205,290 (a)                  12,337,929

Forest Laboratories                                                                        51,340 (a)                   2,412,980

Genzyme                                                                                   103,700 (a)                   4,889,455

HCA                                                                                       233,030                       8,852,810

Johnson & Johnson                                                                         641,300                      31,795,654

Medco Health Solutions                                                                          1 (a)                          20

Medtronic                                                                                 243,430                      12,069,259

Merck & Co.                                                                               364,800                      18,356,736

Novartis, ADR                                                                             105,900                       3,915,123

Pfizer                                                                                  1,596,186                      47,757,885

Schering-Plough                                                                            88,090                       1,338,087

UnitedHealth Group                                                                        208,360                      10,299,235

Varian Medical Systems                                                                     37,500 (a)                   2,094,375

WellPoint Health Networks                                                                  48,900 (a)                   3,814,200

Wyeth                                                                                     439,018                      18,811,921

                                                                                                                      199,892,260

INTEREST SENSITIVE--23.5%

Allstate                                                                                  191,900                       6,860,425

American International Group                                                              498,550                      29,698,624

Bank of America                                                                           419,410                      33,238,243

Bear Stearns Cos.                                                                          82,310                       5,760,054

Charter One Financial                                                                     193,583                       6,001,073

Citigroup                                                                               1,052,629                      45,631,467

Countrywide Financial                                                                      96,800                       6,567,880

Fannie Mae                                                                                198,610                      12,867,942

First Tennessee National                                                                  127,100                       5,255,585

Freddie Mac                                                                               258,610                      13,745,122

General Electric                                                                        1,152,916                      34,091,726

Goldman Sachs Group                                                                       171,430                      15,169,841

GreenPoint Financial                                                                      115,650                       3,918,222

J.P. Morgan Chase & Co.                                                                   514,600                      17,609,612

Lehman Brothers Holdings                                                                  128,270                       8,431,187

MBNA                                                                                      250,200                       5,839,668

Merrill Lynch                                                                             295,900                      15,913,502

Morgan Stanley                                                                            161,300                       7,869,827

National City                                                                             194,900                       6,174,432

New York Community Bancorp                                                                137,200                       4,220,272

Radian Group                                                                               80,500                       3,830,995

RenaissanceRe Holdings                                                                    105,900                       4,426,620

SouthTrust                                                                                203,860                       5,909,901

Travelers Property Casualty, Cl. A                                                        661,475                      10,180,100

U.S. Bancorp                                                                              623,949                      14,912,381

Wells Fargo                                                                               400,280                      20,070,039

XL Capital, Cl. A                                                                          51,400                       3,893,550

                                                                                                                      348,088,290

INTERNET RELATED--.4%

eBay                                                                                      103,200 (a)                   5,715,216

NON-ENERGY MINERALS--.0%

Phelps Dodge                                                                                5,730                         274,983

PRODUCER GOODS & SERVICES--9.9%

Air Products & Chemicals                                                                  189,270                       8,956,256

Deere & Co.                                                                               159,800                       9,030,298

E. I. du Pont de Nemours                                                                  362,550                      16,220,487

Fluor                                                                                     101,500                       3,739,260

Freeport-McMoRan
    Copper & Gold, Cl. B                                                                  232,100 (b)                   6,963,000

ITT Industries                                                                             84,680                       5,510,974

Ingersoll-Rand, Cl. A                                                                     159,800                       9,511,296

International Paper                                                                       234,310                       9,501,271

Masco                                                                                     319,680                       7,924,867

Norfolk Southern                                                                          319,360                       6,080,614

Northrop Grumman                                                                          104,560                       9,983,389

PPG Industries                                                                            151,840                       8,337,534

Pentair                                                                                   155,070                       6,636,996

3M                                                                                         87,750                      12,501,743

Union Pacific                                                                             106,000                       6,459,640

United Parcel Service, Cl. B                                                               77,940                       4,891,514

United Technologies                                                                       171,390                      13,754,048

                                                                                                                      146,003,187

SERVICES--6.5%

Affiliated Computer Services, Cl. A                                                        31,100 (a)                   1,542,871

Comcast, Cl. A                                                                            459,500 (a)                  13,670,125

First Data                                                                                307,160                      11,794,944

Fox Entertainment Group, Cl. A                                                            269,540 (a)                   8,512,073

Manpower                                                                                  116,700                       4,540,797

SERVICES (CONTINUED)

McGraw-Hill Cos.                                                                          103,990                       6,343,390

Tribune                                                                                   143,300                       6,627,625

Viacom, Cl. B                                                                             431,530                      19,418,850

Vodafone Group, ADR                                                                       503,300 (b)                   9,210,390

Walt Disney                                                                               752,800                      15,432,400

                                                                                                                       97,093,465

TECHNOLOGY--16.1%

Cisco Systems                                                                             968,224 (a)                  18,541,490

Dell                                                                                      643,622 (a)                  21,001,386

EMC                                                                                       574,420 (a)                   7,323,855

Intel                                                                                     602,088                      17,231,759

International Business Machines                                                           185,420                      15,206,294

Intuit                                                                                    138,120 (a)                   6,259,598

KLA-Tencor                                                                                167,100 (a)                   9,919,056

Lexmark International                                                                     141,790 (a)                   9,505,602

Linear Technology                                                                         294,240                      12,128,573

Maxim Integrated Products                                                                 235,138                      10,560,048

Microsoft                                                                               1,993,416                      52,865,392

NetScreen Technologies                                                                    111,400 (a)                   2,665,802

Nokia, ADR                                                                                502,180                       8,180,512

Oracle                                                                                  1,068,300 (a)                  13,652,874

QLogic                                                                                    125,400 (a)                   6,147,108

Symantec                                                                                  137,170 (a)                   7,877,673

Taiwan Semiconductor
    Manufacturing, ADR                                                                    561,793 (a)                   6,617,924

Texas Instruments                                                                         524,200                      12,502,170

                                                                                                                      238,187,116

UTILITIES--4.2%

BellSouth                                                                                 499,280                      12,581,856

Entergy                                                                                   140,600                       7,374,470

Exelon                                                                                    171,590                      10,106,651

FPL Group                                                                                 130,600                       8,078,916

PPL                                                                                       171,890                       6,818,876

SBC Communications                                                                        516,629                      11,618,986

Telefonos de Mexico, ADR                                                                  184,340                       5,587,345

                                                                                                                       62,167,100

TOTAL COMMON STOCKS
    (cost $1,154,120,459)                                                                                           1,459,383,289

                                                                                                                 The Funds

Statement of Investments (continued)

Mellon Large Cap Stock Fund (continued)


                                                                                         Principal
SHORT-TERM INVESTMENTS--.9%                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Salomon Smith Barney,Tri-Party
  Repurchase Agreement, 1.05%,
  dated 8/29/2003, due 9/2/2003,
  in the amount of $13,425,566
  (fully collateralized by $11,604,000
  Federal Home Loan Mortgage
  Corp., Notes, 7%, 3/15/2010,
  value $13,692,881)
    (cost $13,424,000)                                                                 13,424,000                      13,424,000


INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--1.1%                                Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $16,034,260)                                                                 16,034,260                      16,034,260
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $1,183,578,719)                                                                  100.5%                   1,488,841,549

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.5%)                     (6,865,788)

NET ASSETS                                                                                 100.0%                   1,481,975,761

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003,  THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $15,046,744 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $16,034,260.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

August 31, 2003

MELLON INCOME STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--99.6%                                                                      Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.1%

Anheuser-Busch Cos.                                                                        60,260                       3,105,800

CONSUMER CYCLICAL--9.9%

Darden Restaurants                                                                         62,830                       1,369,694

Eastman Kodak                                                                              37,300                       1,040,297

Johnson Controls                                                                           25,430                       2,517,570

Lowe's Cos.                                                                                68,324                       3,748,255

Starwood Hotels &
    Resorts Worldwide                                                                      29,600                       1,001,368

TJX Cos.                                                                                   95,100                       2,059,866

Target                                                                                     69,926                       2,838,995

Wal-Mart Stores                                                                           188,007                      11,124,374

Wendy's International                                                                      38,900                       1,227,295

                                                                                                                       26,927,714

CONSUMER STAPLES--8.1%

Archer-Daniels-Midland                                                                     75,350                       1,045,105

Avon Products                                                                              29,750                       1,906,975

Coca-Cola                                                                                  81,000                       3,525,120

General Mills                                                                              34,098                       1,580,783

Kimberly-Clark                                                                             31,610                       1,615,587

Newell Rubbermaid                                                                          38,490                         914,138

PepsiCo                                                                                   122,282                       5,446,440

Procter & Gamble                                                                           57,790                       5,044,489

Sara Lee                                                                                   49,700                         943,306

Smucker (J.M.)                                                                              1,729                          69,990

                                                                                                                       22,091,933

ENERGY RELATED--9.1%

ChevronTexaco                                                                             101,988                       7,431,866

ConocoPhillips                                                                             65,120                       3,636,301

Dominion Resources                                                                         17,700                       1,072,266

Exxon Mobil                                                                               233,086                       8,787,342

Kerr-McGee                                                                                 52,700                       2,316,165

Royal Dutch Petroleum, ADR                                                                 33,931                       1,522,484

                                                                                                                       24,766,424

HEALTH CARE--13.1%

Eli Lilly & Co.                                                                            29,750                       1,979,267

HCA                                                                                        33,000                       1,253,670

Johnson & Johnson                                                                         113,000                       5,602,540

Medco Health Solutions                                                                     10,275 (a)                     274,346

Medtronic                                                                                  64,472                       3,196,522

Merck & Co.                                                                                84,900                       4,272,168

Novartis, ADR                                                                              61,270                       2,265,152

Pfizer                                                                                    405,098                      12,120,532

Wyeth                                                                                     108,099                       4,632,042

                                                                                                                       35,596,239

INTEREST SENSITIVE--24.2%

American National Insurance                                                                30,555                       2,627,424

Bank of America                                                                           144,100                      11,419,925

Bear Stearns Cos.                                                                          16,500                       1,154,670

Block (H&R)                                                                                74,650                       3,292,065

Charter One Financial                                                                     103,701                       3,214,731

Chubb                                                                                      23,200                       1,576,208

Citigroup                                                                                 167,915                       7,279,115

Federal National
    Mortgage Association                                                                   87,326                       5,657,852

FleetBoston Financial                                                                      84,729                       2,507,131

Hartford Financial Services Group                                                          63,260                       3,366,697

J.P. Morgan Chase & Co.                                                                   119,800                       4,099,556

Lehman Brothers Holdings                                                                   32,026                       2,105,069

Merrill Lynch                                                                              40,900                       2,199,602

Simon Property Group                                                                       27,020                       1,154,024

SouthTrust                                                                                 67,210                       1,948,418

Travelers Property Casualty, Cl. A                                                              1                              15

U.S. Bancorp                                                                              151,176                       3,613,107

Wachovia                                                                                   65,680                       2,768,412

Wells Fargo                                                                                96,580                       4,842,521

XL Capital, Cl. A                                                                          12,000                         909,000

                                                                                                                       65,735,542

PRODUCER GOODS & SERVICES--13.2%

Air Products & Chemicals                                                                   40,790                       1,930,183

Ashland                                                                                    25,730                         850,634

Caterpillar                                                                                29,730                       2,135,506

Deere & Co.                                                                                30,100                       1,700,951

Emerson Electric                                                                           22,875                       1,275,510

General Electric                                                                          296,232                       8,759,580

ITT Industries                                                                             12,700                         826,516

International Paper                                                                        53,870                       2,184,429

Lockheed Martin                                                                            50,040                       2,563,549

Masco                                                                                      50,360                       1,248,424

Norfolk Southern                                                                           39,490                         751,889

Northrop Grumman                                                                           12,800                       1,222,144

                                                                                                                        The Funds
Mellon Income Stock (continued)
Common Stocks (continued)
Producer Goods & Services (continued)

PPG Industries                                                                             27,020                       1,483,668

3M                                                                                         16,300                       2,322,261

Union Pacific                                                                              26,600                       1,621,004

United Parcel Service, Cl. B                                                               36,230                       2,273,795

United Technologies                                                                        35,408                       2,841,492

                                                                                                                       35,991,535

SERVICES--4.2%

Gannett                                                                                    18,200                       1,427,244

McGraw-Hill Cos.                                                                           51,037                       3,113,257

Omnicom Group                                                                              39,706                       3,101,039

Tribune                                                                                    28,700                       1,327,375

Walt Disney                                                                               125,000                       2,562,500

                                                                                                                       11,531,415

TECHNOLOGY--9.8%

Altera                                                                                     30,320 (a)                     680,381

Analog Devices                                                                             34,800 (a)                   1,426,800

Cisco Systems                                                                             202,240 (a)                   3,872,896

Danaher                                                                                    17,100                       1,320,975

Harris                                                                                     37,800                       1,254,960

Hewlett-Packard                                                                            77,170                       1,537,226

Intel                                                                                     131,136                       3,753,112

International Business Machines                                                            74,166                       6,082,354

Linear Technology                                                                          47,630                       1,963,309

Pitney Bowes                                                                               59,163                       2,307,357

Texas Instruments                                                                         104,900                       2,501,865

                                                                                                                       26,701,235

UTILITIES--6.9%

BellSouth                                                                                  52,267                       1,317,129

Exelon                                                                                     56,710                       3,340,219

PPL                                                                                        83,020                       3,293,403

SBC Communications                                                                        215,725                       4,851,655

Southern                                                                                   68,200                       1,935,516

Telefonos de Mexico, ADR                                                                   40,630                       1,231,496

Verizon Communications                                                                     77,001                       2,719,675

                                                                                                                       18,689,093

TOTAL COMMON STOCKS
    (cost $199,404,788)                                                                                               271,136,930


                                                                                        Principal
SHORT-TERM INVESTMENTS--.4%                                                             Amount ($)                      Value ($)


REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party

  Repurchase Agreement, 1.05%
  dated 8/29/2003, due 9/2/2003
  in the amount of $1,074,125
  (fully collateralized by $929,000
  Federal Home Loan Mortgage
  Corp., Notes, 7%, 3/15/2010,
  value $1,096,233)
    (cost $1,074,000)                                                                   1,074,000                       1,074,000


TOTAL INVESTMENTS
    (cost $200,478,788)                                                                    100.0%                     272,210,930

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.0%)                        (46,201)

NET ASSETS                                                                                 100.0%                     272,164,729

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

August 31, 2003

MELLON MID CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--99.3%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.8%

Constellation Brands, Cl. A                                                               320,720 (a)                   9,220,700

CONSUMER CYCLICAL--14.4%

Abercrombie & Fitch, Cl. A                                                                186,200 (a)                   5,667,928

BorgWarner                                                                                 76,070                       5,417,705

Brinker International                                                                     216,240 (a)                   7,395,408

CDW                                                                                       155,770                       8,039,290

Chico's FAS                                                                               277,450 (a,b)                 9,014,350

Coach                                                                                     121,200 (a,b)                 7,034,448

Columbia Sportswear                                                                        92,800 (a)                   4,732,800

Darden Restaurants                                                                        264,530                       5,766,754

Ethan Allen Interiors                                                                     146,550                       5,672,950

Family Dollar Stores                                                                      112,480                       4,512,698

GTECH                                                                                     196,700                       8,336,146

Genuine Parts                                                                             193,000                       6,179,860

Lear                                                                                      100,800 (a)                   5,599,440

Liz Claiborne                                                                             125,740                       4,334,258

Michaels Stores                                                                           137,490                       6,248,920

Mohawk Industries                                                                         127,660 (a)                   9,314,074

Penn National Gaming                                                                      218,800 (a)                   4,846,420

Pier 1 Imports                                                                            309,000                       6,356,130

Talbots                                                                                   198,200                       7,267,994

Too                                                                                       367,600 (a)                   5,962,472

Tractor Supply                                                                            233,000 (a)                   8,038,500

Wendy's International                                                                     203,000                       6,404,650

Williams-Sonoma                                                                           324,000 (a)                   9,917,640

Winnebago Industries                                                                      151,000 (b)                   7,436,750

                                                                                                                      159,497,585

CONSUMER STAPLES--2.8%

Bunge                                                                                     205,700                       6,224,482

Lancaster Colony                                                                          181,500                       7,218,255

McCormick & Co.                                                                           161,800                       4,320,060

Pepsi Bottling Group                                                                      281,700                       6,794,604

SUPERVALU                                                                                       1                              24

Tyson Foods                                                                               569,100                        6,373,920

                                                                                                                        30,931,345

ENERGY--8.5%

Cross Timbers Royalty Trust                                                                 3,491                          77,980

Equitable Resources                                                                       146,270                       5,773,277

Energy (continued)

Grant Prideco                                                                             443,800 (a)                   5,148,080

Murphy Oil                                                                                124,000                       7,158,520

National-Oilwell                                                                          250,000 (a)                   4,895,000

Newfield Exploration                                                                      185,480 (a)                   7,287,509

NiSource                                                                                  296,570                       5,735,664

ONEOK                                                                                     311,000                       6,527,890

Patterson-UTI Energy                                                                      159,400 (a)                   4,756,496

Pogo Producing                                                                            143,500                       6,595,260

Precision Drilling                                                                        161,580 (a)                   6,448,658

Smith International                                                                       230,700 (a)                   9,018,063

Valero Energy                                                                             243,053                       9,576,288

Varco International                                                                       295,400 (a)                   5,095,650

XTO Energy                                                                                471,700                       9,900,983

                                                                                                                       93,995,318

HEALTH CARE--13.0%

Biovail                                                                                   125,200 (a)                   5,199,556

Caremark Rx                                                                               422,590 (a)                  10,619,687

Coventry Health Care                                                                      134,600 (a)                   6,318,124

DENTSPLY International                                                                    181,300                       7,931,875

First Health Group                                                                        365,370 (a)                   9,580,001

Genzyme                                                                                   163,000 (a)                   7,685,450

Gilead Sciences                                                                           260,100 (a)                  17,348,670

Health Net                                                                                247,100 (a)                   7,865,193

Henry Schein                                                                              109,100 (a)                   6,308,162

IDEC Pharmaceuticals                                                                      210,240 (a,b)                 7,305,840

Invitrogen                                                                                 82,500 (a)                   4,757,775

Omnicare                                                                                  185,800                       6,298,620

Pharmaceutical Resources                                                                  114,700 (a)                   6,416,318

SICOR                                                                                     278,600 (a)                   5,530,210

STERIS                                                                                    287,590 (a)                   6,735,358

Shire Pharmaceuticals, ADR                                                                250,010 (a)                   5,812,733

Taro Pharmaceutical Industries                                                             68,400 (a)                   3,692,916

Triad Hospitals                                                                           281,770 (a)                   9,129,348

Varian Medical Systems                                                                    161,300 (a)                   9,008,605

                                                                                                                      143,544,441

INTEREST SENSITIVE--18.8%

Affiliated Managers Group                                                                  79,500 (a,b)                 5,390,100

Associated Banc-Corp                                                                      269,139                      10,273,036

                                                                                                                        The Funds
Statement of Investments (continued)
Mellon Mid Cap Fund (continued)
Common Stocks (continued)
Interest Sensitive (continued)

Banknorth Group                                                                           398,840                      11,207,404

Chicago Mercantile Exchange                                                               118,900 (b)                   8,369,371

Compass Bancshares                                                                        277,800                       9,550,764

Developers Diversified Realty                                                             221,640                       6,431,993

Everest Re Group                                                                           88,300                       6,472,390

Fidelity National Financial                                                               286,950                       8,292,855

General Growth Properties                                                                 106,400                       7,378,840

GreenPoint Financial                                                                      350,280                      11,867,486

Hibernia                                                                                  509,400                      10,570,050

Hospitality Properties Trust                                                              172,400                       5,368,536

Independence Community Bank                                                               256,200                       8,467,410

Jefferies Group                                                                           107,400                       3,189,780

Legg Mason                                                                                126,130                       9,059,918

Mercantile Bankshares                                                                     261,900                      10,698,615

National Commerce Financial                                                               453,200                      11,330,000

Old Republic International                                                                335,560                      11,271,460

Protective Life                                                                           198,000                       5,759,820

Providian Financial                                                                       515,700 (a)                   5,285,925

Radian Group                                                                              248,646                      11,833,063

RenaissanceRe                                                                             216,400                       9,045,520

SAFECO                                                                                    184,900                       6,667,494

TCF Financial                                                                             164,110                       7,547,419

Willis Group                                                                              222,900                       6,461,871

                                                                                                                      207,791,120

INTERNET RELATED--.7%

E*TRADE                                                                                   870,280 (a)                   8,032,684

PRODUCER GOODS & SERVICES--12.9%

AGCO                                                                                      378,100 (a)                   8,348,448

Airgas                                                                                    250,300                       4,688,119

Alliant Techsystems                                                                       123,400 (a)                   6,285,996

American Power Conversion                                                                 318,900                       5,714,688

Ashland                                                                                   213,500                       7,058,310

C.H. Robinson Worldwide                                                                   192,100                       7,294,037

Carlisle Cos.                                                                              69,800                       3,175,202

Cooper Industries, Cl. A                                                                   94,500                       4,809,105

D.R. Horton                                                                               206,705                       6,432,660

Expeditors International of Washington                                                    114,000                       4,298,940

Fluor                                                                                     154,700 (b)                   5,699,148

Freeport-McMoRan Copper & Gold                                                            276,600 (b)                   8,298,000

Lennar, Cl. A                                                                             100,100 (b)                   6,731,725

MDU Resources Group                                                                        92,000                       3,123,400

Maverick Tube                                                                             261,000 (a)                   4,434,390

Producer Goods & Services (continued)

Packaging Corporation of America                                                          254,100 (a)                   5,117,574

Peabody Energy                                                                            158,000                       5,000,700

Pentair                                                                                   204,330                       8,745,324

Plum Creek Timber Co.                                                                     236,720                       6,190,228

RPM International                                                                         416,700                       5,683,788

Stanley Works                                                                             213,200                       6,453,564

Swift Transportation                                                                      356,000 (a)                   7,614,840

Timken                                                                                    305,400                       5,100,180

Valspar                                                                                   147,020                       6,832,019

                                                                                                                      143,130,385

SERVICES--10.4%

Affiliated Computer Services, Cl. A                                                       146,310 (a,b)                 7,258,439

Belo, Cl. A                                                                               264,500                       6,168,140

ChoicePoint                                                                               249,000 (a)                   9,773,250

Corinthian Colleges                                                                        68,600 (a)                   3,947,930

D&B                                                                                       153,200 (a)                   6,449,720

DST Systems                                                                               174,200 (a)                   6,898,320

DeVry                                                                                     271,300 (a)                   7,040,235

Equifax                                                                                   226,000                       5,184,440

Fair Isaac                                                                                121,100                       7,096,460

Knight-Ridder                                                                              95,830                       6,503,024

Moore Wallace                                                                             413,800 (a)                   5,855,270

Rent-A-Center                                                                              80,800 (a)                   6,493,896

Republic Services                                                                         427,420                      10,523,080

Ryder System                                                                              210,450                       6,319,814

Scripps (E.W.), Cl. A                                                                      61,310                       5,308,833

Washington Post, Cl. B                                                                      8,700                       6,055,461

Westwood One                                                                              246,680 (a)                   7,918,428

                                                                                                                      114,794,740

TECHNOLOGY--13.0%

Activision                                                                                489,350 (a)                   6,317,508

Advanced Fibre Communications                                                             338,700 (a)                   7,881,549

Arrow Electronics                                                                         342,200 (a)                   7,063,008

Diebold                                                                                   141,060                       6,897,834

Harris                                                                                    226,500                       7,519,800

IKON Office Solutions                                                                     597,700                       4,309,417

International Rectifier                                                                   163,200 (a)                   6,787,488

Intersil, Cl. A                                                                           202,000 (a)                   5,884,260

L-3 Communications                                                                        171,860 (a,b)                 8,780,327

MEMC Electronic Materials                                                                 558,100 (a)                   7,244,138

Mercury Interactive                                                                       113,000 (a)                   4,959,570

National Semiconductor                                                                    304,600 (a)                   8,876,044

Mellon Mid Cap Stock Fund (continued)
Common Stocks (continued)
Technology (continued)

QLogic                                                                                    148,500 (a)                   7,279,470

Reynolds and Reynolds, Cl. A                                                              258,780                       7,517,559

SanDisk                                                                                   113,800 (a,b)                 6,880,348

Seagate Technology                                                                        309,800                       7,128,498

Storage Technology                                                                        235,500 (a)                   6,031,155

Sybase                                                                                    463,690 (a)                   7,840,998

Symantec                                                                                  133,350 (a,b)                 7,658,291

Synopsys                                                                                  160,300 (a)                  10,934,063

                                                                                                                      143,791,325

UTILITIES--4.0%

Ameren                                                                                    171,050                       7,269,625

Black Hills                                                                               145,200                       4,705,932

Cincinnati Bell                                                                           715,600 (a)                   4,043,140

Energy East                                                                               308,260                       6,655,333

Pepco Holdings                                                                            400,100                       6,949,737

Puget Energy                                                                              297,200                       6,478,960

Wisconsin Energy                                                                          277,890                       8,097,715

                                                                                                                       44,200,442

TOTAL COMMON STOCKS
    (cost $896,741,829)                                                                                             1,098,930,085

                                                                                         Principal
SHORT-TERM INVESTMENTS--.7%                                                              Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS;

Salomon Smith Barney,
  Tri-Party Repurchase Agreement,
  1.05% dated 8/29/2003,
  due 9/2/2003 in the amount
  of $7,748,904 (fully collateralized
  by $6,698,000 Federal Home
  Loan Mortgage Corp., Notes, 7%,
  3/15/2010, value $7,903,733)
    (cost $7,748,000)                                                                   7,748,000                       7,748,000


INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED--5.3%                                                              Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $59,121,211)                                                                 59,121,211                      59,121,211


TOTAL INVESTMENTS
    (cost $963,611,040)                                                                    105.3%                   1,165,799,296

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                        (5.3%)                    (58,849,592)

NET ASSETS                                                                                 100.0%                   1,106,949,704

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $57,618,005 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $59,121,211.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Funds

STATEMENT OF INVESTMENTS

August 31, 2003

MELLON SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--97.8%                                                                      Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--19.1%

Albany International, Cl. A                                                                53,600                       1,638,016

AnnTaylor Stores                                                                          133,500 (a)                   4,539,000

bebe stores                                                                               104,100 (a)                   2,400,546

Blyth                                                                                      56,400                       1,583,712

Bob Evans Farms                                                                            64,500                       1,743,435

Burlington Coat Factory Warehouse                                                         149,700                       3,112,263

CEC Entertainment                                                                          49,500 (a)                   1,941,390

Cato                                                                                       89,300                       2,120,875

Claire's Stores                                                                            79,500                       2,746,725

Dick's Sporting Goods                                                                      57,000                       2,155,740

Finish Line                                                                                83,200 (a)                   2,255,552

Furniture Brands International                                                             59,690 (a)                   1,710,119

Kerzner International                                                                      73,300 (a)                   2,257,640

K-Swiss, Cl. A                                                                            102,200                       4,061,428

Linens 'n Things                                                                          118,770 (a)                   3,432,453

Lone Star Steakhouse & Saloon                                                             146,800                       3,179,688

Men's Wearhouse                                                                           100,400 (a)                   2,826,260

Mesa Air Group                                                                            388,680 (a,b)                 4,613,632

Oshkosh Truck                                                                              89,740                       3,511,526

Panera Bread                                                                               67,600 (a)                   2,984,540

Penn National Gaming                                                                      125,700 (a)                   2,784,255

Pep Boys--Manny, Moe & Jack                                                               214,000                       3,766,400

Pier 1 Imports                                                                             62,320                       1,281,922

Polaris Industries                                                                         55,550 (b)                   4,291,793

Prime Hospitality                                                                         299,500 (a)                   2,680,525

Quiksilver                                                                                 93,300 (a)                   1,693,395

RC2                                                                                        82,800 (a)                   1,415,880

Ryan's Family Steak Houses                                                                167,460 (a)                   2,240,615

Select Comfort                                                                             94,000 (a)                   2,189,260

Shuffle Master                                                                             58,300 (a,b)                 1,688,368

Sonic                                                                                     106,800 (a)                   2,505,528

Sturm, Ruger & Co.                                                                        247,100                       2,760,107

TBC                                                                                       135,700 (a)                   2,943,333

Too                                                                                       193,550 (a)                   3,139,381

Toro                                                                                       35,900                       1,686,582

Tractor Supply                                                                            127,000 (a)                   4,381,500

Wabash National                                                                           146,400 (a)                   2,613,240

Wolverine World Wide                                                                      145,500                       2,924,550

Yankee Candle                                                                              54,900 (a)                   1,287,405

Zale                                                                                       82,520 (a)                   4,204,394

                                                                                                                      107,292,973

CONSUMER STAPLES--2.3%

Chiquita Brands International                                                              84,000 (a)                   1,521,240

Church & Dwight                                                                            41,810                       1,335,829

Flowers Foods                                                                             125,240                       2,651,331

Fresh Del Monte Produce                                                                    78,200                       2,170,050

International Multifoods                                                                   94,300 (a)                   2,358,443

Libbey                                                                                     13,280                         365,333

Ralcorp                                                                                    82,600 (a)                   2,347,492

                                                                                                                       12,749,718

ENERGY--6.9%

Cabot Oil and Gas                                                                          97,400                       2,624,930

Cal Dive International                                                                    122,300 (a)                   2,586,645

Energen                                                                                    96,600                       3,446,688

Frontier Oil                                                                              132,420                       2,040,592

Headwaters                                                                                122,300 (a)                   1,704,862

New Jersey Resources                                                                       74,445                       2,687,465

ONEOK                                                                                      78,360                       1,644,777

Oil States International                                                                  153,200 (a)                   1,852,188

Patina Oil & Gas                                                                          100,700                       3,730,935

Plains Exploration & Production                                                           196,100 (a)                   2,394,381

Remington Oil & Gas                                                                       142,470 (a)                   2,648,517

Southwestern Energy                                                                       186,000 (a)                   3,377,760

Stone Energy                                                                               95,500 (a)                   3,695,850

Unit                                                                                      129,100 (a)                   2,783,396

Universal Compression                                                                      61,160 (a)                   1,407,903

                                                                                                                       38,626,889

HEALTH CARE--11.5%

Advanced Medical Optics                                                                    86,300 (a)                   1,431,717

American Medical Security Group                                                            62,005 (a)                   1,252,501

CONMED                                                                                     92,400 (a)                   1,965,348

Cephalon                                                                                   75,700 (a)                   3,357,295

Charles River Laboratories International                                                   40,000 (a)                   1,430,000

Cobalt                                                                                     65,579 (a)                   1,297,808

Connetics                                                                                  52,500 (a)                     983,850

Cooper Cos.                                                                                99,580                       3,693,422

Curative Health Services                                                                  119,100 (a)                   2,042,565

Diagnostic Products                                                                        71,690                       2,717,051

Gen-Probe                                                                                  36,000 (a)                   2,276,640

IDEXX Laboratories                                                                         85,630 (a)                   3,563,064

Mentor                                                                                     61,800                       1,428,198

Merit Medical Systems                                                                     131,433 (a)                   2,721,984

Mid Atlantic Medical Services                                                             110,800 (a)                   5,435,848

Mellon Small Cap Stock Fund (continued)
Common Stocks (continued)
Health Care (continued)

Orthodontic Centers of America                                                            295,600 (a,b)                 2,063,288

Owens & Minor                                                                             123,780                       2,884,074

Pediatrix Medical Group                                                                    92,400 (a)                   4,132,128

Pharmaceutical Resources                                                                   42,600 (a)                   2,383,044

Priority Healthcare, Cl. B                                                                158,300 (a)                   3,343,296

Respironics                                                                                81,110 (a)                   3,379,043

Serologicals                                                                              103,300 (a)                   1,435,870

Sierra Health Services                                                                    109,800 (a)                   2,142,198

Techne                                                                                     57,500 (a)                   1,928,550

US Oncology                                                                               364,900 (a)                   2,900,955

Wright Medical Group                                                                      104,500 (a)                   2,575,925

                                                                                                                       64,765,662

INTEREST SENSITIVE--13.7%

Affiliated Managers Group                                                                  26,600 (a)                   1,803,480

Allmerica Financial                                                                        78,900 (a)                   1,867,563

Anchor BanCorp Wisconsin                                                                   86,600                       2,078,400

Arch Capital Group                                                                         50,800 (a)                   1,727,200

BankUnited Financial, Cl. A                                                               153,500 (a)                   3,337,090

BlackRock                                                                                  43,390 (a)                   1,972,943

CBL & Associates Properties                                                                30,000                       1,469,100

Capital Automotive                                                                         78,600                       2,245,602

Cash America International                                                                182,400                       3,164,640

Commercial Capital Bancorp                                                                 90,200                       1,898,710

Cullen/Frost Bankers                                                                       69,100                       2,630,637

First American                                                                             74,400                       1,798,992

First BanCorp                                                                             117,600                       3,611,496

FirstFed Financial                                                                         88,100 (a)                   3,497,570

First Midwest Bancorp                                                                     106,300                       3,242,150

Flagstar Bancorp                                                                          178,400                       3,484,152

Friedman, Billings, Ramsey Group                                                          123,600                       2,050,524

Hilb, Rogal & Hamilton                                                                     48,200                       1,446,000

Hudson United Bancorp                                                                      61,600                       2,432,584

IPC                                                                                        58,140                       2,038,389

Independence Community Bank                                                                51,300                       1,695,465

IndyMac Bancorp                                                                           120,400                       2,776,424

Irwin Financial                                                                            89,300                       2,010,143

MAF Bancorp                                                                                76,400                       2,918,480

MCG Capital                                                                                99,000                       1,633,500

Newcastle Investment                                                                       74,400                       1,616,712

R&G Financial                                                                              49,400                       1,472,120

RAIT Investment Trust                                                                      65,500                       1,551,040

SWS Group                                                                                  27,400                         517,860

South Financial Group                                                                     130,000                       3,196,700

Susquehanna Bancshares                                                                     99,500                       2,622,820

TrustCo Bank                                                                              229,400                       2,954,672

Washington Federal                                                                         76,280                       1,934,461

Wintrust Financial                                                                         67,500                       2,386,800

                                                                                                                       77,084,419

INTERNET RELATED--1.0%

eSPEED, Cl. A                                                                              81,000 (a)                   1,846,800

GSI Commerce                                                                              205,600 (a)                   2,467,200

Lionbridge Technologies                                                                   142,800 (a)                   1,206,660

                                                                                                                        5,520,660

PRODUCER GOODS & SERVICES--18.4%

AMETEK                                                                                     23,600                         990,256

Applied Industrial Technologies                                                            75,200                       1,703,280

AptarGroup                                                                                 74,000                       2,897,840

Arch Coal                                                                                  71,100                       1,631,745

Baldor Electric                                                                            45,950                       1,021,009

Building Materials Holding                                                                226,600                       2,732,796

C&D Technologies                                                                          137,600                       2,743,744

CLARCOR                                                                                    28,600                       1,225,224

Cable Design Technologies                                                                 339,600                       2,547,000

Chicago Bridge & Iron, NY Shares                                                           95,600                       2,554,432

Curtiss-Wright                                                                             38,700                       2,631,600

DRS Technologies                                                                           48,900 (a)                   1,271,400

Engineered Support Systems                                                                 49,500                       2,903,670

Georgia Gulf                                                                               72,100                       1,611,435

Graco                                                                                      66,325                       2,619,174

H.B. Fuller                                                                                87,600                       2,320,524

Heartland Express                                                                         116,000                       2,963,800

Hovnanian Enterprises                                                                      50,500 (a)                   3,114,335

Hughes Supply                                                                              73,810                       2,620,255

InVision Technologies                                                                      53,400 (a)                   1,343,544

Knight Transportation                                                                      34,860 (a)                     956,907

Landstar System                                                                            39,200 (a)                   2,419,032

Lennox International                                                                      127,400                       2,058,784

M.D.C. Holdings                                                                            40,904                       2,089,785

Minerals Technologies                                                                      43,900                       2,219,145

Offshore Logistics                                                                        110,300 (a)                   2,356,008

Quanex                                                                                     79,500                       2,778,525

RTI International Metals                                                                  188,800 (a)                   1,982,400

                                                                                                                        The Fund
Mellon Small Cap Stock Fund (continued)
Common Stocks (continued)
Producer Goods & Services (continued)

Ryland Group                                                                               68,600                       4,607,176

Schnitzer Steel Industries, Cl. A                                                          79,210                       1,964,408

Schweitzer-Mauduit International                                                           82,700                       1,997,205

Simpson Manufacturing                                                                      87,000 (a)                   4,141,200

Smith, (A.O.)                                                                              68,300                       2,451,970

Standard Pacific                                                                           90,810                       3,227,388

SurModics                                                                                 115,900 (a,b)                 3,889,604

Teekay Shipping                                                                            69,220                       3,118,361

Teledyne Technologies                                                                     177,500 (a)                   2,706,875

Timken                                                                                    182,400                       3,046,080

United Stationers                                                                         106,170 (a)                   4,314,749

Valmont Industries                                                                         54,200                       1,152,834

Watsco                                                                                    110,100                       2,036,850

Wellman                                                                                   214,800                       1,739,880

Woodward Governor                                                                          49,180                       2,403,918

                                                                                                                      103,106,147

SERVICES--8.8%

Advisory Board                                                                             25,000 (a)                   1,065,000

BARRA                                                                                      83,600 (a)                   3,347,344

Banta                                                                                      49,800                       1,729,554

CACI International, Cl. A                                                                  87,530 (a)                   3,904,713

Consolidated Graphics                                                                      85,830 (a)                   2,122,576

Cox Radio, Cl. A                                                                           65,110 (a)                   1,571,756

Digital Insight                                                                            82,600 (a)                   1,978,270

FactSet Research Systems                                                                  114,320                       5,550,236

Global Payments                                                                           102,400                       3,865,600

ITT Educational Services                                                                   51,500 (a)                   2,232,525

Kroll                                                                                      96,500 (a)                   2,400,920

Labor Ready                                                                               282,000 (a)                   2,614,140

NDCHealth                                                                                  99,870                       2,115,247

Navigant Consulting                                                                       119,700 (a)                   1,819,440

New England Business Service                                                               43,100                       1,297,310

Regis                                                                                     131,270                       4,540,629

TiVo                                                                                      193,700 (a)                   2,105,519

University of Phoenix Online                                                               45,100 (a)                   3,059,133

Watson Wyatt & Co.                                                                        101,900 (a)                   2,354,909

                                                                                                                       49,674,821

TECHNOLOGY--14.8%

Analogic                                                                                   56,600                       2,915,466

Anixter International                                                                     102,140 (a)                   2,321,642

Avid Technology                                                                           107,500 (a)                   5,337,375

Technology (continued)

Benchmark Electronics                                                                      87,800 (a)                   3,896,564

Black Box                                                                                  36,000                       1,695,600

Cerner                                                                                     57,310 (a)                   2,023,616

Checkpoint Systems                                                                        201,690 (a)                   3,247,209

Cohu                                                                                      134,400                       2,970,240

Coinstar                                                                                  169,700 (a)                   2,601,501

DSP Group                                                                                 119,000 (a)                   3,239,180

EMS Technologies                                                                          145,200 (a)                   2,555,520

ESS Technology                                                                            254,700 (a)                   2,664,162

FLIR Systems                                                                               85,700 (a)                   2,250,482

Global Imaging Systems                                                                    115,250 (a)                   2,963,078

Hyperion Solutions                                                                         81,700 (a)                   2,694,466

II-VI                                                                                      80,400 (a)                   1,988,292

Imagistics International                                                                   80,000 (a)                   2,288,000

Itron                                                                                     133,600 (a)                   2,750,824

Manhattan Associates                                                                       76,300 (a)                   2,260,769

Mercury Computer Systems                                                                   56,600 (a)                   1,245,200

Methode Electronics, Cl. A                                                                181,600                       2,179,200

Microsemi                                                                                  66,610 (a)                   1,316,880

Nam Tai Electronics                                                                        91,400                       2,427,584

Pixelworks                                                                                177,000 (a)                   1,676,190

Planar Systems                                                                            111,680 (a)                   2,683,670

Power Integrations                                                                         91,100 (a)                   2,931,598

Progress Software                                                                         138,300 (a)                   2,840,682

Renaissance Learning                                                                       53,970 (a,b)                 1,354,107

Silicon Laboratories                                                                       46,900 (a)                   2,082,829

Standard Microsystems                                                                      57,500 (a)                   1,154,025

Supertex                                                                                  115,600 (a)                   2,140,912

TALX                                                                                       52,800                       1,117,300

Take-Two
    Interactive Software                                                                  101,800 (a)                   3,030,586

Tekelec                                                                                    86,300 (a)                   1,508,524

X-Rite                                                                                     52,290                         596,106

                                                                                                                       82,949,379

UTILITIES--1.3%

Black Hills                                                                                52,100                       1,688,561

CH Energy Group                                                                            60,500                       2,677,125

OGE Energy                                                                                144,700                       3,144,331

                                                                                                                        7,510,017

TOTAL COMMON STOCKS
    (cost $459,041,931)                                                                                               549,280,685

Mellon Small Cap Stock Fund (continued)

                                                                                           Principal
SHORT-TERM INVESTMENTS--3.2%                                                              Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney,

  Tri-Party Repurchase Agreement,
  1.05% dated 8/29/2003, due
  9/2/2003 in the amount of
  $18,322,137 (fully collateralized
  by $15,836,000 Federal Home
  Loan Mortgage Corp., Notes, 7%,
  3/15/2010, value $18,686,700)
    (cost $18,320,000)                                                                 18,320,000                      18,320,000

INVESTMENT OF CASH COLLATERAL
        FOR SECURITIES LOANED--2.9%                                                       Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $16,297,401)                                                                 16,297,401                      16,297,401
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $493,659,332)                                                                    103.9%                     583,898,086

LIABILITIES, LESS CASH AND RECEIVABLES                                                     (3.9%)                    (22,148,130)

NET ASSETS                                                                                 100.0%                     561,749,956

(A)   NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $14,899,920 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $16,297,401.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                        The Funds

STATEMENT OF INVESTMENTS

August 31, 2003

MELLON INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--94.4%                                                                       Shares                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.3%

AMP                                                                                      1,634,900                      7,057,575

Australia & New Zealand Banking                                                            422,535                      4,791,101

Santos                                                                                   1,920,527                      7,258,916

                                                                                                                       19,107,592

BELGIUM--2.4%

Dexia                                                                                     772,368                       9,626,358

Dexia (Strip VVPR)                                                                        199,820                           2,194

Fortis                                                                                    611,647 (a)                  10,289,672

                                                                                                                       19,918,224

FINLAND--2.3%

Nokia                                                                                      50,000                         819,183

Nokia, ADR                                                                                359,680                       5,859,187

Sampo, Cl. A                                                                              768,010                       5,987,798

UPM-Kymmene                                                                               319,300                       5,746,716

                                                                                                                       18,412,884

FRANCE--7.2%

Air France                                                                                108,174 (a)                   1,704,577

Assurances Generales de France                                                            100,923                       4,534,900

Aventis                                                                                   238,150                      11,569,314

BNP Paribas                                                                                95,788                       4,773,286

Compagnie Generale des
    Etablissements Michelin, Cl. B                                                        164,614                       6,684,602

L' Air Liquide                                                                                  1                             144

Schneider Electric                                                                        123,150                       6,650,661

Thomson                                                                                   511,825 (a)                   9,312,920

Total                                                                                      45,070                       6,913,944

Total, ADR                                                                                 87,711                       6,754,624

                                                                                                                       58,898,972

GERMANY--5.5%

Deutsche Bank                                                                              99,500                       5,741,663

Deutsche Lufthansa                                                                        336,356                       4,620,600

Deutsche Post                                                                             446,660                       7,062,874

E.ON                                                                                      232,545                      12,001,810

KarstadtQuelle                                                                            272,384 (a)                   7,115,705

Volkswagen                                                                                179,597                       8,815,531

                                                                                                                       45,358,183

GREECE--.9%

Hellenic Telecommunications
    Organization                                                                          653,150                       7,516,508

HONG KONG--2.7%

Bank of East Asia                                                                       2,337,337                       5,514,213

MTR                                                                                     3,582,023                       4,500,894

Sun Hung Kai Properties                                                                   984,000                       7,096,791

HONG KONG (CONTINUED)

Swire Pacific, Cl. A                                                                      845,100                       4,745,987

                                                                                                                       21,857,885

IRELAND--1.5%

Bank of Ireland                                                                         1,019,660                      12,126,228

ITALY--3.3%

Banche Popolari Unite Scrl                                                                399,955                       6,100,365

Eni                                                                                       455,744                       6,890,014

Finmeccanica                                                                           12,415,690                       8,766,449

Luxottica                                                                                   3,300                          49,355

Sanpaolo IMI                                                                              512,367                       4,923,014

                                                                                                                       26,729,197

JAPAN--25.4%

AIFUL                                                                                     130,650                       7,297,507

Aioi Insurance                                                                             54,000 (a)                     136,469

CANON                                                                                     200,000                       9,611,925

Credit Saison                                                                             729,200                      12,618,726

DENTSU                                                                                      1,633                       7,176,638

Eisai                                                                                     363,800                       7,604,489

FUJI MACHINE MFG.                                                                         145,700                       1,591,429

Fuji Heavy Industries                                                                     813,000 (a)                   4,004,755

Fuji Photo Film                                                                           181,000                       5,427,054

HONDA MOTOR                                                                               253,400                      10,311,402

KONAMI                                                                                    244,600                       5,416,697

Kao                                                                                       424,000                       7,991,091

LAWSON                                                                                    214,100                       6,236,100

MABUCHI MOTOR                                                                             112,500                       9,493,061

MINEBEA                                                                                 1,487,600                       7,404,229

MURATA MANUFACTURING                                                                      126,600                       7,114,675

Matsumotokiyoshi                                                                          150,600                       6,528,193

Matsushita Electric Industrial                                                              6,000                          76,484

NIPPON TELEGRAPH AND TELEPHONE                                                              1,042                       4,588,264

NISSAN MOTOR                                                                                6,800                          72,992

Nippon Express                                                                          2,042,000                       8,361,826

ORIX                                                                                        4,000                         265,570

RINNAI                                                                                    349,700                       8,028,750

SFCG                                                                                       60,050                       6,893,429

SKYLARK                                                                                   573,800                       6,832,708

SUMITOMO                                                                                   35,000                         216,782

SUMITOMO CHEMICAL                                                                         970,000                       3,506,725

77 Bank                                                                                 1,288,000                       5,163,917

Sekisui House                                                                             565,600                       4,966,504

Shin-Etsu Chemical                                                                        206,800                       8,113,972

Shiseido                                                                                   14,000                         146,441

Mellon International Fund (continued)
Common Stocks (continued)
Japan (continued)

Sumitomo Bakelite                                                                         984,700                       5,322,931

TDK                                                                                       100,600                       6,549,816

Takeda Chemical Industries                                                                218,800                       7,910,015

Toyota Motor                                                                              200,100                       5,519,764

Toys "R" Us--Japan                                                                         16,700                         214,598

Yamaha Motor                                                                              908,000 (a)                   9,334,361

Yamanouchi Pharmaceutical                                                                   3,100                          81,264

                                                                                                                      208,131,553

LUXEMBOURG--.6%

Arcelor                                                                                   398,934 (a)                   5,147,316

NETHERLANDS--5.5%

ABN AMRO                                                                                  335,435                       5,875,042

Akzo Nobel                                                                                269,136                       8,824,772

Buhrmann                                                                                  266,238 (b)                   2,195,593

Hunter Douglas                                                                            170,861 (a)                   5,692,466

Koninklijke (Royal) Philips
    Electronics (New York Shares)                                                         331,830                       8,096,652

Vedior                                                                                    365,430                       4,526,423

Wolters Kluwer                                                                            640,186                       9,961,343

                                                                                                                       45,172,291

NEW ZEALAND--.6%

Telecom Corporation
    of New Zealand                                                                      1,788,671                       5,223,662

NORWAY--1.6%

Norsk Hydro                                                                               142,020                       7,446,487

Statoil                                                                                   653,800                       5,872,924

                                                                                                                       13,319,411

PORTUGAL--1.5%

Electricidade de Portugal                                                               3,231,360 (a)                   7,025,746

Portugal Telecom                                                                          767,219 (a)                   5,543,539

                                                                                                                       12,569,285

SINGAPORE--2.3%

Creative Technology                                                                       308,510                       3,186,869

DBS                                                                                     1,700,740                      12,229,953

MobileOne                                                                               4,597,000                       3,620,511

                                                                                                                       19,037,333

SPAIN--2.4%

Endesa                                                                                    739,301 (a)                  11,511,699

Repsol YPF, ADR                                                                           494,751                       8,376,134

                                                                                                                       19,887,833

SWEDEN--1.5%

Autoliv                                                                                    75,217                       2,253,837

Investor, Cl. B                                                                           731,638                       5,994,953

Sweden (continued)

Nordea                                                                                    867,200                       4,408,665

                                                                                                                       12,657,455

SWITZERLAND--6.7%

Barry Callebaut                                                                            20,610                       2,765,850

Clariant                                                                                  467,723 (b)                   6,343,592

Nestle                                                                                     56,370                      12,272,718

Novartis                                                                                  360,010                      13,234,717

Roche                                                                                      81,710                       6,255,548

UBS                                                                                       195,619                      10,549,658

Zurich Financial Services                                                                  25,500 (b)                   3,276,465

                                                                                                                       54,698,548

UNITED KINGDOM--18.2%

Allied Domecq                                                                           2,169,329                      12,996,100

BAE SYSTEMS                                                                             2,636,534                       7,092,715

BOC                                                                                       694,236                       9,444,694

BT                                                                                      2,111,000                       6,119,620

Barclays                                                                                1,530,823                      11,094,333

Bunzl                                                                                   1,086,357                       7,873,155

Cadbury Schweppes                                                                       1,930,882                      11,620,839

Celltech                                                                                        1 (b)                           5

Centrica                                                                                2,248,800                       6,297,655

GKN                                                                                     2,713,282                      11,210,600

GlaxoSmithKline                                                                           605,981                      11,523,507

J Sainsbury                                                                             2,566,946                      11,151,946

Marks & Spencer                                                                           965,300                       4,630,928

Morgan Crucible                                                                         1,703,549 (b)                   3,113,372

Rexam                                                                                     466,500                       3,011,543

Rio Tinto                                                                                 448,664                       9,832,564

Royal Bank of Scotland                                                                          1                              25

Royal Bank of Scotland
    (Value Shares)                                                                              1                               1

Scottish and
    Southern Energy                                                                       669,830                       6,648,498

Shell Transport & Trading                                                               2,068,143                      12,919,395

Yell                                                                                      534,400                       2,694,231

                                                                                                                      149,275,726

TOTAL COMMON STOCKS
    (cost $728,620,724)                                                                                               775,046,086

PREFERRED STOCKS--.3%

GERMANY;

Hugo Boss

    (cost $1,435,882)                                                                     111,505                       2,069,298

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MELLON INTERNATIONAL FUND (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Principal
SHORT-TERM INVESTMENTS--2.7%                                                         Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney,
  .85% dated 8/29/2003, due
  9/2/2003 in the amount of
  $22,302,106 (fully collateralized
  by $22,770,000 U.S. Treasury
  Bills, .96%, 9/25/2003,
  value $22,754,061)
    (cost $22,300,000)                                                                 22,300,000                      22,300,000


INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--3.7%                                  Shares                       Value ($)
REGISTERED INVESTMENT COMPANY;
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Institutional Preferred
  Money Market Fund
    (cost $30,444,625)                                                                 30,444,625                      30,444,625
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $782,801,231)                                                                    101.1%                     829,860,009

LIABILITIES, LESS CASH AND RECEIVABLES                                                     (1.1%)                     (8,983,871)

NET ASSETS                                                                                 100.0%                     820,876,138

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $39,901,492 AND THE
     TOTAL  MARKET  VALUE OF THE  COLLATERAL  HELD BY THE  FUND IS  $42,081,921,
     CONSISTING OF CASH COLLATERAL OF $30,444,625 AND U.S. GOVERNMENT AND AGENCY
     SECURITIES VALUED AT $11,637,296.

(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

August 31, 2003

MELLON EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--92.6%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.2%

Petrobras Energia Participaciones, ADR                                                    163,521 (a)                   1,226,408

BRAZIL--6.1%

Banco Itau, ADR                                                                           107,800 (b)                   4,082,386

Companhia Brasileira de Distribuicao
    Grupo Pao de Acucar, ADR                                                               68,100                       1,338,846

Companhia de Saneamento Basico
    do Estado de Sao Paulo                                                                102,120                       4,439,255

Empresa Brasileira
    de Aeronautica, ADR                                                                   236,950                       4,831,411

Petroleo Brasileiro, ADR                                                                  439,020                       9,702,342

Tele Celular Sul Participacoes, ADR                                                       174,300 (b)                   1,502,466

Tele Norte Leste Participacoes, ADR                                                       117,100                       1,523,471

Telecomunicacoes
    Brasileiras, ADR (PFD Block)                                                          127,400                       3,764,670

Ultrapar Participacoes, ADR                                                                78,450                         737,430

                                                                                                                       31,922,277

CHINA--2.0%

PetroChina, Cl. H                                                                       2,475,000                         864,741

Qingling Motors, Cl. H                                                                  8,582,000 (b)                   1,408,455

Shandong International
    Power Development, Cl. H                                                           11,875,000                       3,463,853

Sinopec Shanghai
    Petrochemical, Cl. H                                                                6,394,000                       1,549,454

Sinopec Yizheng
    Chemical Fibre, Cl. H                                                              20,087,000                       3,219,359

                                                                                                                       10,505,862

CROATIA--.8%

Pliva, GDR                                                                                269,400 (c)                   4,041,000

CZECH REPUBLIC--.6%

CEZ                                                                                       640,000                       2,923,451

EGYPT--.9%

Commercial International Bank, GDR                                                        330,500 (c)                   1,979,695

Misr International Bank, GDR                                                              149,937 (c)                     164,931

Orascom Construction Industries                                                           108,573                         865,053

Suez Cement, GDR                                                                          252,780 (a,c)                 1,820,016

                                                                                                                        4,829,695

HONG KONG--4.7%

Beijing Enterprises                                                                       400,000                         397,472

CNOOC                                                                                     611,000                       1,143,769

China Mobile (Hong Kong)                                                                4,871,000                      12,522,092

China Mobile (Hong Kong), ADR                                                              77,300                       1,002,581

China Resources Enterprise                                                              5,658,000 (b)                   5,477,145

Shanghai Industrial                                                                     2,632,700                       4,388,227

                                                                                                                       24,931,286

HUNGARY--3.2%

EGIS                                                                                       18,010                         649,945

Gedeon Richter                                                                             47,950                       4,095,665

MOL Magyar Olaj-es Gazipari                                                               189,941                       4,702,730

Magyar Tavkozlesi                                                                       1,123,400                       4,265,226

OTP Bank                                                                                  284,700 (a)                   3,252,498

                                                                                                                       16,966,064

INDIA--9.7%

Bajaj Auto                                                                                 42,000                         622,179

Bajaj Auto, GDR                                                                            88,800 (c)                   1,425,240

Bharat Petroleum                                                                          333,136                       2,243,801

Cipla                                                                                      41,444                         852,141

Gail India, GDR                                                                           222,600 (c)                   3,906,630

Hindalco Industries, GDR                                                                  227,100 (b,c)                 4,542,000

ICICI Bank                                                                                778,461                       2,843,388

ICICI Bank, ADR                                                                           188,525                       1,826,807

ITC                                                                                       268,400                       4,546,209

Indian Hotels                                                                              50,000                         264,430

Indian Hotels, GDR                                                                         71,700 (c)                     406,519

Mahanagar Telephone Nigam                                                               1,995,000                       4,995,274

Mahanagar Telephone
    Nigam, ADR                                                                            306,450                       1,670,152

Mahindra & Mahindra                                                                        50,000                         203,639

Mahindra & Mahindra, GDR                                                                  344,100 (c)                   1,496,835

Reliance Industries                                                                     1,070,700                       8,683,312

Reliance Industries, GDR                                                                   88,200 (b,c)                 1,614,060

Satyam Computer Services                                                                  900,900                       4,154,046

Satyam Computer Services, ADR                                                              25,000                         297,750

State Bank of India, GDR                                                                   82,100 (b,c)                 2,052,500

Tata Motors                                                                               170,000                         968,940

Tata Motors, GDR                                                                          261,300 (c)                   1,588,704

                                                                                                                       51,204,556

INDONESIA--2.3%

PT Astra Agro Lestari                                                                   2,000,000                         341,779

PT Gudang Garam                                                                         2,694,000                       2,921,927

PT Indofood Sukses Makmur                                                              32,732,500                       2,602,926

PT Indonesian Satellite                                                                 2,892,000                       2,760,778

PT Telekomunikasi Indonesia                                                             6,604,000                       3,560,790

                                                                                                                       12,188,200

ISRAEL--1.8%

Bank Hapoalim                                                                           2,509,430 (a)                   4,895,760

Check Point
    Software Technologies                                                                 155,377 (a)                   2,714,436

ECI Telecom                                                                               137,900 (a)                     421,974

                                                                                                                        The Funds
Statement of Investments (continued)
Mellon Emerging Markets Fund (continued)
Common Stocks (continued)
Israel (continued)

Koor Industries                                                                                 1 (a)                          17

Supersol                                                                                  874,186                       1,687,785

                                                                                                                        9,719,972

MALAYSIA--2.8%

Commerce Asset-Holding                                                                  2,154,000                       2,267,369

Genting                                                                                   791,600                       3,249,726

Malaysia International Shipping                                                         1,369,200                       3,585,142

Sime Darby                                                                              4,093,200                       5,547,363

                                                                                                                       14,649,600

MEXICO--9.3%

Apasco                                                                                    137,500                       1,020,177

Cemex                                                                                     796,981                       3,951,734

Coca-Cola Femsa, ADR                                                                      278,400 (a)                   6,027,360

Consorcio ARA                                                                             573,900 (a)                   1,241,061

Controladora Comercial
    Mexicana (Unit)                                                                     4,880,300                       3,073,370

Desc, Ser. B                                                                            4,122,700                       1,417,505

Grupo Aeroportuario
    del Sureste, ADR                                                                      122,800                       1,826,036

Grupo Continental                                                                       1,646,800                       2,355,764

Grupo Financiero BBVA Bancomer                                                          5,466,600 (a)                   4,431,844

Kimberly-Clark de Mexico                                                                3,742,000                       8,633,822

Organizacion Soriana                                                                      377,000 (a)                     755,910

Telefonos de Mexico, ADR                                                                  465,300                      14,103,243

                                                                                                                       48,837,826

PHILIPPINES--.7%

ABS-CBN Broadcasting                                                                    1,288,700 (a)                     563,161

Bank of the Philippine Islands                                                          1,297,480                         968,621

Manila Electric, Cl. B                                                                  2,672,400 (a)                     973,198

Philippine Long Distance Telephone                                                         56,200 (a)                     547,469

Philippine Long Distance
    Telephone, ADR                                                                         53,800 (a)                     538,000

                                                                                                                        3,590,449

POLAND--3.0%

Bank Przemyslowo-Handlowy                                                                  30,490                       2,688,713

KGHM Polska Miedz                                                                       1,034,535 (a)                   5,369,469

Polski Koncern Naftowy Orlen                                                              703,254                       4,376,511

Telekomunikacja Polska                                                                    758,926                       3,183,703

Telekomunikacja Polska, GDR                                                                83,000 (c)                     344,450

                                                                                                                       15,962,846

RUSSIA--2.0%

LUKOIL, ADR                                                                               127,800                       9,984,375

LUKOIL, ADR                                                                                 4,000 (c)                     312,500

                                                                                                                       10,296,875

SOUTH AFRICA--9.7%

ABSA Group                                                                                483,554                       2,330,658

Aveng                                                                                   1,146,800                       1,512,435

Bidvest Group                                                                             914,200                       5,431,753

Illovo Sugar                                                                              735,476                         799,974

Imperial Holdings                                                                         259,700                       2,074,422

Metro Cash and Carry                                                                    7,427,993 (a)                   2,201,998

Nampak                                                                                  3,137,510                       5,575,742

Nedcor                                                                                  1,027,879                      11,632,340

Sasol                                                                                     917,500                      10,600,036

Shoprite Holdings                                                                       1,915,336                       1,809,869

Steinhoff International Holdings                                                        2,196,960                       2,241,643

Tiger Brands                                                                              469,974                       4,594,307

Tongaat-Hulett Group                                                                       61,429                         296,496

                                                                                                                       51,101,673

SOUTH KOREA--15.7%

CJ                                                                                         86,680                       3,837,684

Cheil Communications                                                                       24,890                       2,712,576

Hyundai Development                                                                        97,490                         776,932

Hyundai Mobis                                                                              29,700                       1,049,425

Hyundai Motor                                                                             160,670                       5,362,507

KT, ADR                                                                                   407,450                       7,680,433

KT&G, GDR                                                                                 530,550 (b,c)                 4,366,427

Kia Motors                                                                                132,800                       1,032,324

Kookmin Bank                                                                              200,934                       7,347,906

Kookmin Bank, ADR                                                                          55,240                       2,054,928

Korea Electric Power                                                                      930,880                      15,296,708

Korea Exchange Bank
    Credit Services                                                                       192,842 (a)                   1,362,783

Korea Fine Chemical                                                                        11,780                         143,426

LG Card                                                                                   219,334                       3,931,018

POSCO                                                                                      46,970                       5,558,816

POSCO, ADR                                                                                 50,450                       1,513,500

SK Telecom                                                                                 20,900                       3,576,756

SK Telecom, ADR                                                                            42,500 (b)                     810,050

Samsung                                                                                   661,200                       4,785,185

Samsung Electronics                                                                        17,500                       6,481,481

Samsung Electronics, GDR                                                                    3,000 (b,c)                   556,500

Samsung SDI                                                                                27,140                       2,553,401

                                                                                                                       82,790,766

TAIWAN--10.7%

Accton Technology                                                                       3,278,225                       2,520,232

Advanced Semiconductor
    Engineering                                                                         4,608,142 (a)                   3,583,209

Asustek Computer                                                                        1,320,750                       3,565,405

Mellon Emerging Markets Fund (continued)
Common Stocks (continued)
Taiwan (continued)

Chunghwa Telecom                                                                          362,200 (b)                   5,114,264

Elan Microelectronics                                                                   2,136,156                       1,961,904

First Financial                                                                         1,610,000 (a)                     954,284

Nan Ya Plastics                                                                         2,714,479                       3,265,658

President Chain Store                                                                   1,220,000                       1,614,495

Quanta Computer                                                                         1,435,500                       3,559,265

SinoPac Holdings                                                                       13,390,525                       5,323,991

Standard Foods                                                                            517,520                         127,558

Standard Foods, GDR                                                                         2,154 (c)                       2,477

Taishin Financial                                                                       2,046,000                       1,170,686

Taiwan Cellular                                                                         7,867,806                       5,656,140

United Microelectronics                                                                12,767,361 (a)                  10,489,616

United Microelectronics, ADR                                                              557,077 (a)                   2,768,673

Yageo                                                                                  12,295,960 (a)                   4,509,962

                                                                                                                       56,187,819

THAILAND--2.3%

Big C Supercenter                                                                         295,000                         134,075

Charoen Pokphand Foods                                                                  9,328,500                       1,201,629

Kasikornbank                                                                            3,418,000 (a)                   3,862,851

PTT Exploration and Production                                                            679,500                       2,609,333

Siam Commercial Bank                                                                    4,093,300 (a)                   3,884,003

Siam Makro                                                                                243,400                         201,133

                                                                                                                       11,893,024

TURKEY--.7%

Hurriyet Gazetecilik ve Matbaacilik                                                   893,656,377 (a)                   1,881,744

Tupras-Turkiye Petrol Rafinerileri                                                    215,209,000                       1,751,191

Turk Ekonomi Bankasi                                                                   41,100,000                          58,967

                                                                                                                        3,691,902

UNITED KINGDOM--3.4%

Anglo American                                                                            553,442 (b)                  10,310,783

Dimension Data                                                                          3,122,700 (a)                   1,377,548

Old Mutual                                                                              4,215,200                       6,375,406

                                                                                                                       18,063,737

TOTAL COMMON STOCKS
    (cost $415,492,634)                                                                                               487,525,288


PREFERRED STOCKS--2.6%                                                                     Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL--2.7%

Companhia de Tecidos
    Norte de Minas                                                                         51,300                       3,840,181

Companhia Energetica
    de Minas Gerais                                                                       610,812                       6,641,226

Telecomunicacoes
    de Sao Paulo                                                                          200,300                       2,252,450

Telemig Celular
    Participacoes                                                                       1,040,800                       1,170,420

TOTAL PREFERRED STOCKS
    (cost $12,836,665)                                                                                                 13,904,277

                                                                                        Principal
SHORT-TERM INVESTMENTS--3.9%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney,
  .85% dated 8/29/2003,
  due 9/02/2003 in the
  amount of $20,501,936 (fully
  collateralized by $20,930,000
  U.S. Treasury Bills, .96%,
  9/25/2003, value $23,915,349)
    (cost $20,500,000)                                                                 20,500,000                      20,500,000

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED--3.8%                                                              Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $19,721,494)                                                                 19,721,494                      19,721,494

TOTAL INVESTMENTS
    (cost $468,550,793)                                                                    102.9%                     541,651,059

LIABILITIES, LESS
    CASH AND RECEIVABLES                                                                   (2.9%)                    (15,289,732)

NET ASSETS                                                                                 100.0%                     526,361,327

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $18,461,077 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $19,721,494.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2003, THESE SECURITIES AMOUNTED TO $30,620,484 OR APPROXIMATELY 5.8% OF NET
     ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                    The Funds

STATEMENT OF INVESTMENTS

August 31, 2003

MELLON BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--43.7%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.3%

Anheuser-Busch Cos.                                                                        20,700                       1,066,878

CONSUMER CYCLICAL--4.8%

Abercrombie & Fitch, Cl. A                                                                 33,590 (a)                   1,022,480

BJ's Wholesale Club                                                                        43,700 (a)                     954,408

Bed Bath & Beyond                                                                           9,700 (a)                     417,391

Best Buy                                                                                   22,000 (a)                   1,144,220

CVS                                                                                        26,700                         870,420

Darden Restaurants                                                                         32,720                         713,296

Home Depot                                                                                 85,770                       2,758,363

Lear                                                                                       11,300 (a)                     627,715

Limited Brands                                                                             62,060                       1,052,538

Lowe's Cos.                                                                                26,900                       1,475,734

NIKE, Cl. B                                                                                 6,700                         381,766

TJX Cos.                                                                                   27,100                         586,986

Wal-Mart Stores                                                                            67,250                       3,979,182

Wendy's International                                                                      23,000                         725,650

                                                                                                                       16,710,149

CONSUMER STAPLES--2.6%

Coca-Cola                                                                                  50,820                       2,211,686

Fortune Brands                                                                             11,300                         637,320

Kimberly-Clark                                                                             23,110                       1,181,152

Kraft Foods, Cl. A                                                                         23,400                         694,980

PepsiCo                                                                                    45,080                       2,007,863

Procter & Gamble                                                                           28,420                       2,480,782

                                                                                                                        9,213,783

ENERGY--3.1%

Apache                                                                                     11,500                         793,270

ChevronTexaco                                                                              10,134                         738,465

ConocoPhillips                                                                             25,300                       1,412,752

Devon Energy                                                                               14,389                         744,631

Dominion Resources                                                                         18,900                       1,144,962

Exxon Mobil                                                                                76,480                       2,883,296

Halliburton                                                                                49,460                       1,195,943

Nabors Industries                                                                          11,430 (a)                     458,914

Occidental Petroleum                                                                       21,590                         741,185

Phelps Dodge                                                                                  600 (a)                      28,794

Valero Energy                                                                              15,700                         618,580

                                                                                                                       10,760,792

HEALTH CARE--6.0%

AmerisourceBergen                                                                           7,880                         458,695

Amgen                                                                                      26,560 (a)                   1,750,304

Boston Scientific                                                                          21,430 (a)                   1,287,943

Forest Laboratories                                                                         5,400 (a)                     253,800

Health Care (continued)

Genzyme                                                                                    10,900 (a)                     513,935

HCA                                                                                        24,390                         926,576

Johnson & Johnson                                                                          67,100                       3,326,818

Medco Health Solutions                                                                          1                              25

Medtronic                                                                                  25,500                       1,264,290

Merck & Co.                                                                                38,200                       1,922,224

Novartis, ADR                                                                              11,100                         410,367

Pfizer                                                                                    166,983                       4,996,131

Schering-Plough                                                                             9,200                         139,748

UnitedHealth Group                                                                         21,800                       1,077,574

Varian Medical Systems                                                                      3,900 (a)                    217,815

WellPoint Health Networks                                                                   5,100 (a)                    397,800

Wyeth                                                                                      45,880                      1,965,958

                                                                                                                      20,910,003

INTEREST SENSITIVE--10.4%

Allstate                                                                                   20,100                        718,575

American International Group                                                               52,196                      3,109,316

Bank of America                                                                            43,900                      3,479,075

Bear Stearns Cos.                                                                           8,600                        601,828

Charter One Financial                                                                      20,250                        627,750

Citigroup                                                                                 110,066                      4,771,361

Countrywide Financial                                                                      10,100                        685,285

Fannie Mae                                                                                 20,800                      1,347,632

First Tennessee National                                                                   13,300                        549,955

Freddie Mac                                                                                27,000                      1,435,050

General Electric                                                                          120,600                      3,566,142

Goldman Sachs Group                                                                        17,900                      1,583,971

GreenPoint Financial                                                                       12,150                        411,642

J.P. Morgan Chase & Co.                                                                    53,800                      1,841,036

Lehman Brothers Holdings                                                                   13,400                        880,782

MBNA                                                                                       26,200                        611,508

Merrill Lynch                                                                              30,900                      1,661,802

Morgan Stanley                                                                             16,900                        824,551

National City                                                                              20,400                        646,272

New York Community Bancorp                                                                 14,400                        442,944

Radian Group                                                                                8,400                        399,756

RenaissanceRe Holdings                                                                     11,100                        463,980

SouthTrust                                                                                 21,300                        617,487

Travelers Property Casualty, Cl. A                                                         69,222                      1,065,327

Travelers Property Casualty, Cl. B                                                              1                             15

U.S. Bancorp                                                                               65,276                      1,560,096

Wells Fargo                                                                                41,900                      2,100,866

XL Capital, Cl. A                                                                           5,400                        409,050

Mellon Balanced Fund (continued)
Common Stocks (continued)
                                                                                                                      36,413,054

INTERNET--.2%

eBay                                                                                       10,800 (a)                     598,104

PRODUCER GOODS & SERVICES--4.4%

Air Products & Chemicals                                                                   19,800                         936,936

Cooper Industries, Cl. A                                                                    2,690                         136,894

Deere & Co.                                                                                16,700                         943,717

E. I. du Pont de Nemours                                                                   37,900                       1,695,646

Fluor                                                                                      10,600                         390,504

Freeport-McMoRan
    Copper & Gold, Cl. B                                                                   24,300                         729,000

ITT Industries                                                                              8,910                         579,863

Ingersoll-Rand, Cl. A                                                                      16,700                         993,984

International Paper                                                                        24,500                         993,475

Masco                                                                                      33,400                         827,986

Norfolk Southern                                                                           33,400                         635,936

Northrop Grumman                                                                           10,920                       1,042,642

PPG Industries                                                                             15,890                         872,520

Pentair                                                                                    16,190                         692,932

3M                                                                                          9,170                       1,306,450

Union Pacific                                                                              11,100                         676,434

United Parcel Service, Cl. B                                                                8,170                         512,749

United Technologies                                                                        17,930                       1,438,882

                                                                                                                       15,406,550

SERVICES--2.9%

Affiliated Computer Services, Cl. A                                                         3,240 (a)                     160,736

Comcast, Cl. A                                                                             48,100 (a)                   1,430,975

First Data                                                                                 32,100                       1,232,640

Fox Entertainment Group, Cl. A                                                             28,200 (a)                     890,556

Manpower                                                                                   12,200                         474,702

McGraw-Hill Cos.                                                                           10,900                         664,900

Tribune                                                                                    15,000                         693,750

Viacom, Cl. B                                                                              45,091                       2,029,095

Vodafone Group, ADR                                                                        52,600 (b)                     962,580

Walt Disney                                                                                78,700                       1,613,350

                                                                                                                       10,153,284

TECHNOLOGY--7.1%

Cisco Systems                                                                             101,300 (a)                   1,939,895

Dell                                                                                       67,300 (a)                   2,195,999

EMC                                                                                        60,140 (a)                     766,785

Intel                                                                                      63,000                       1,803,060

International Business Machines                                                            19,410                       1,591,814

Intuit                                                                                     14,500 (a)                     657,140

KLA-Tencor                                                                                 17,500 (a)                   1,038,800

Lexmark International                                                                      14,870 (a)                     996,885

Technology (continued)


Linear Technology                                                                          30,800                       1,269,576

Maxim Integrated Products                                                                  24,600                       1,104,786

Microsoft                                                                                 208,470                       5,528,624

NetScreen Technologies                                                                     11,700 (a)                     279,981

Nokia, ADR                                                                                 52,500                         855,225

Oracle                                                                                    111,700 (a)                   1,427,526

QLogic                                                                                     13,100 (a)                     642,162

Symantec                                                                                   14,390 (a,b)                   826,418

Taiwan Semiconductor
    Manufacturing, ADR                                                                     58,802 (a)                     692,688

Texas Instruments                                                                          54,800                       1,306,980

                                                                                                                       24,924,344

UTILITIES--1.9%

BellSouth                                                                                  52,200                       1,315,440

Entergy                                                                                    14,700                         771,015

Exelon                                                                                     17,900                       1,054,310

FPL Group                                                                                  13,700                         847,482

PPL                                                                                        18,000                         714,060

SBC Communications                                                                         54,007                       1,214,617

Telefonos de Mexico, ADR                                                                   19,300                         584,983

                                                                                                                        6,501,907

TOTAL COMMON STOCKS
    (cost $120,582,790)                                                                                               152,658,848

                                                                                        Principal
BONDS AND NOTES--34.2%                                                                  Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE--5.8%

AXA Financial,
    Sr. Notes, 7.75%, 8/1/2010                                                          1,000,000                       1,164,193

Bear Stearns Cos.,
    Notes, 2.875%, 7/2/2008                                                             1,000,000                         945,150

Boeing Capital,
    Notes, 6.5%, 2/15/2012                                                                490,000 (b)                     517,044

Cit Group:
    Sr. Notes, 4%, 5/8/2008                                                               600,000 (b)                     594,661
    Sr. Notes, 4.125%, 2/21/2006                                                          680,000                         698,093
    Sr. Notes, 5.75%, 9/25/2007                                                           620,000 (b)                     660,136

Citigroup:
    Notes, 5.5%, 8/9/2006                                                                 900,000                         960,618
    Sub. Notes, 6.625%, 6/15/2032                                                       1,045,000                       1,104,874

Countrywide Home Loan:
    Notes, 3.25%, 5/21/2008                                                               375,000                         358,416
    Notes, 5.5%, 8/1/2006                                                               1,000,000                       1,061,945

Fleet Financial Group,
    Notes, 6.375%, 5/15/2008                                                              750,000                         824,364

Ford Motor,
    Notes, 7.45%, 7/16/2031                                                             1,650,000                       1,469,942

                                                                                                                        The Funds
Statement of Investments (continued)
Mellon Balanced Fund (continued)
Bonds and Notes (continued)
Banking/Finance (continued)

GMAC,
    Notes, 6.125%, 9/15/2006                                                            1,550,000 (b)                   1,618,425

Goldman Sachs,
    Notes, 4.75%, 7/15/2013                                                             1,000,000                         947,504

HSBC Holdings,
    Sub. Notes, 5.25%, 12/12/2012                                                       2,200,000 (b)                   2,198,046

Heller Financial,
    Notes, 6.375%, 3/15/2006                                                              220,000                         240,180

International Lease Finance,
    Notes, 3.75%, 8/1/2007                                                              1,700,000 (b)                   1,721,337

Lehman Brothers,
    Notes, 6.25%, 5/15/2006                                                               875,000                         953,550

Pemex Master Trust:
    Notes, 7.375%, 12/15/2014                                                             925,000 (c)                     952,750
    Notes, 7.875%, 2/1/2009                                                             1,250,000                       1,387,500

                                                                                                                       20,378,728

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--1.9%

ABN Amro Mortgage,
    Ser. 2002-1A, Cl. M,
    5.639%, 6/25/2032                                                                     481,293                         496,839

Asset Securization,
    Ser. 1995-MD IV, Cl. A1,
    7.1%, 8/13/2029                                                                     1,145,501                       1,220,783

Bank One Issuance Trust,
    Ser. 2003-C3, Cl. C3,
    4.77%, 2/16/2016                                                                    1,800,000                       1,626,891

GS Mortgage Securities II,
    Ser. 1998-GLII, Cl. A2,
    6.562%, 4/13/2031                                                                   2,375,000                       2,576,234

Washington Mutual Mortgage
    Securitues Corp., Ser. 2002-AR5,
     Cl. 1A3, 4.695%, 6/25/2032                                                           569,650                         576,007

Wells Fargo Mortgage Backed
    Securities, Ser. 2002-B,
    Cl. B1, 6.15%, 6/25/2032                                                              221,500                         224,487


                                                                                                                        6,721,241
FOREIGN/GOVERNMENTAL--.3%

Province of Ontario,
    Sr. Notes, 5.5%, 10/1/2008                                                            865,000                         926,700

INDUSTRIAL--1.5%

Emerson Electric,
    Notes, 5%, 12/15/2014                                                                 800,000                         790,777

Federated Department Stores,
    Notes, 6.3%, 4/1/2009                                                                 775,000                         836,884

General Electric,
    Notes, 5%, 2/1/2013                                                                 1,000,000                         987,251

Industrial (continued)

General Motors,
    Bonds, 8.375%, 7/15/2033                                                              500,000                         495,541

IBM,
    Notes, 4.75%, 11/29/2012                                                            1,500,000                       1,468,621

Kellogg,
    Sr. Notes, 2.875%, 6/1/2008                                                           700,000                         668,751

                                                                                                                        5,247,825

MEDIA/TELECOMMUNICATIONS--2.1%

AOL Time Warner,
    Notes, 6.875%, 5/1/2012                                                               650,000                         707,860

AT&T Wireless Services,
    Sr. Notes, 7.875%, 3/1/2011                                                           475,000                         537,467

Clear Channel Communications,
    Bonds, 4.9%, 5/15/2015                                                                750,000                         691,743

Comcast,
    Bonds, 7.05%, 3/15/2033                                                               885,000                         922,609

Comcast Cable Communications,
    Sr. Notes, 6.875%, 6/15/2009                                                          925,000                       1,021,292

Sprint Capital, Gtd. Sr. Notes,
    6.125%, 11/15/2008                                                                    950,000                         987,951

Time Warner,
    Gtd. Notes, 6.95%, 1/15/2028                                                        1,500,000                       1,514,457

Verizon Global,
    Notes, 4.375%, 6/1/2013                                                             1,000,000 (b)                     925,643

                                                                                                                        7,309,022

REAL ESTATE INVESTMENT TRUSTS--.5%

Liberty Property,
    Sr. Notes, 7.25%, 3/15/2011                                                         1,500,000                       1,686,259

RESIDENTIAL MORTGAGE
    PASS-THROUGH CTFS.--.3%

Washington Mutual Mortgage
    Securities Corp., Ser. 2002-AR4,
    Cl. A7, 5.54%, 4/26/2032                                                            1,017,371                       1,042,643

U.S. GOVERNMENTS--4.1%

U.S. Treasury Bonds,
    5.375%, 2/15/2031                                                                   3,925,000 (b)                   4,010,526

U.S. Treasury Notes:
    4%, 11/15/2012                                                                      3,730,000 (b)                   3,617,802
    4.375%, 5/15/2007                                                                   6,165,000 (b)                   6,488,663
    5.75%, 11/15/2005                                                                     185,000 (b)                     199,569

                                                                                                                       14,316,560

U.S. GOVERNMENT AGENCIES--3.4%

Federal Farm Credit Bank:
    Bonds, 1.875%, 1/16/2007                                                              645,000 (b)                     619,200
    Bonds, 2.25%, 9/1/2006                                                              1,250,000 (b)                   1,231,162

Federal Home Loan Bank:
    Bonds, 2.375%, 2/15/2006                                                            1,000,000 (b)                     997,925

Mellon Balanced Fund (continued)
Bonds and Notes (continued)
U.S. Governement Agencies (continued)

Federal Home Loan Bank (continued):
    Bonds, 2.5%, 12/15/2005                                                             1,225,000 (b)                   1,231,031
    Bonds, 2.5%, 3/15/2006                                                                500,000 (b)                     500,000
    Bonds, 3.5%, 4/22/2008                                                                745,000                         736,035

Federal Home Loan Mortgage Corp.:
    Notes, 2.375%, 5/19/2006                                                            1,345,000                       1,335,877
    Notes, 3.125%, 8/25/2006                                                            1,130,000                       1,138,209
    Notes, 5.75%, 4/29/2009                                                             1,500,000                       1,538,425
    Notes, 5.875%, 3/21/2011                                                            1,115,000                       1,167,600

Federal National Mortgage
    Association, Notes,
    2.875%, 5/19/2008                                                                     490,000 (b)                     470,366

Tennessee Valley Authority,
    Notes, 6.375%, 6/15/2005                                                              875,000 (b)                     941,777

                                                                                                                       11,907,607

U.S. GOVERNMENT AGENCIES/
  MORTGAGED-BACKED--13.6%

Federal Home Loan Mortgage Corp.:
    4.5%, 6/1/2018                                                                      1,958,819                       1,925,147
    5.5%, 9/1/2006-5/1/2033                                                             3,401,104                       3,432,053
    5.626%, 7/1/2031                                                                      702,215 (d)                     727,186
    6%, 3/15/2029-11/1/2032                                                             3,684,031                       3,784,328
    6.5%, 7/15/2021-8/1/2032                                                            3,471,632                       3,575,801
    7%, 8/1/2029                                                                          580,348                         612,082
    8.5%, 6/1/2018                                                                      1,407,132 (b)                   1,539,486

Federal National Mortgage Association:
    5%, 12/1/2017-2/1/2033                                                              3,761,273                       3,679,384
    5.5%, 12/1/2017-2/1/2033                                                            4,001,286                       4,057,730
    6%, 8/1/2029-11/1/2032                                                              7,415,403                       7,541,927
    6.5%, 3/1/2017-8/1/2032                                                             3,931,542                       4,086,479
    7%, 6/1/2009-6/1/2032                                                               2,465,590                       2,602,185
    7.5%, 7/1/2032                                                                      1,093,458                       1,162,477
    8%, 2/1/2013                                                                          614,210                         658,542

Government National
    Mortgage Association I:
        6%, 10/15/2008-2/15/2009                                                        1,122,145                       1,177,436
        6.5%, 2/15/2024-5/15/2028                                                       3,044,507                       3,175,020
        7%, 5/15/2023-11/15/2023                                                          923,741                         982,630
        7.5%, 3/15/2027                                                                   493,574                         527,349
        8%, 2/15/2008                                                                     482,084                         514,471
        9%, 12/15/2009                                                                    925,762                       1,003,868

Government National
    Mortgage Association II,
        6.5%, 4/20/2031                                                                   553,852                         573,580

                                                                                                                       47,339,161

UTILITIES--.7%

Cincinnati Gas & Electric,
    Notes, 5.7%, 9/15/2012                                                                750,000                         769,348

Dominion Resources,
    Sr. Notes, 7.625%, 7/15/2005                                                        1,400,000                       1,528,225

                                                                                                                        2,297,573

TOTAL BONDS AND NOTES
    (cost $117,762,927)                                                                                               119,173,319
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--20.1%                                                                   Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Mellon Emerging Markets Fund,
    Class M Shares                                                                        814,606                      12,202,801

Mellon International Fund,
    Class M Shares                                                                      1,986,670                      23,383,111

Mellon Mid Cap Stock Fund,
    Class M Shares                                                                      3,113,004                      34,460,956

TOTAL OTHER INVESTMENTS
    (cost $70,693,057)                                                                                                 70,046,868

                                                                                        Principal
SHORT-TERM INVESTMENTS--1.3%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 1.05%
  dated 8/29/2003, due 9/2/2003
  in the amount of $4,538,529
  (fully collateralized by $3,923,000
  Federal Home Loan Mortgage
  Corp., Notes, 7%, 3/15/2010,
  value $4,629,194)
    (cost $4,538,000)                                                                   4,538,000                       4,538,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED--7.6%                                                              Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
    (cost $26,670,579)                                                                 26,670,579                      26,670,579

TOTAL INVESTMENTS (cost $340,247,353)                                                      106.9%                     373,087,614

LIABILITIES, LESS CASH AND RECEIVABLES                                                     (6.9%)                    (24,254,277)

NET ASSETS                                                                                 100.0%                     348,833,337

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $27,809,142 AND THE
     TOTAL  MARKET  VALUE OF THE  COLLATERAL  HELD BY THE  FUND IS  $28,724,338,
     CONSISTING OF CASH COLLATERAL OF $26,670,579 AND U.S. GOVERNMENT AND AGENCY
     SECURITIES VALUED AT $2,053,759.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,  2003,  THIS
     SECURITY AMOUNTED TO $952,750 OR .3% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Funds


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003


                                                              Mellon             Mellon             Mellon              Mellon
                                                           Large Cap             Income             Mid Cap           Small Cap
                                                          Stock Fund         Stock Fund          Stock Fund          Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments at value--

 See Statement of Investments(+)--Note 2(c)
  (including securities loaned)(++)--Note 2(b)         1,488,841,549         272,210,930       1,165,799,296          583,898,086

Cash                                                              --                  --             771,208              529,594

Receivable for investment securities sold                 27,037,343                  --                  --           12,385,261

Dividends receivable                                       2,236,432             657,655             815,206              269,607

Receivable for shares of Beneficial Interest subscribed      204,143                  --              24,352               24,302

Interest receivable                                            2,805                 125               6,182               23,934

Prepaid expenses                                              23,405              17,964               6,546                2,666

                                                       1,518,345,677         272,886,674       1,167,422,790          597,133,450
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3(a)     822,942             153,996             711,282              393,636

Due to Administrator--Note 3(a)                              174,090              32,327             127,542               63,855

Cash overdraft due to Custodian                              552,316             474,832                  --                   --

Payable for investment securities purchased               16,117,716                  --              79,760           18,218,019

Liability for securities loaned--Note 2(b)                16,034,260                  --          59,121,211           16,297,401

Payable for shares of Beneficial Interest redeemed         2,641,224              30,500             368,529              367,846

Accrued expenses                                              27,368              30,290              64,762               42,737

                                                          36,369,916             721,945          60,473,086           35,383,494
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                         1,481,975,761         272,164,729       1,106,949,704          561,749,956
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                        1,357,268,846         204,093,763         955,695,801          507,795,315

Accumulated undistributed investment income--net             647,175             157,785           1,937,676                   --

Accumulated net realized gain (loss) on investments    (181,203,090)         (3,818,961)        (52,872,029)         (36,284,113)

Accumulated net unrealized appreciation
  (depreciation) on investments                          305,262,830          71,732,142         202,188,256           90,238,754
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                         1,481,975,761         272,164,729       1,106,949,704          561,749,956
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                       1,479,855,173         271,084,633       1,073,836,982          558,171,737

  Shares Outstanding                                     181,373,724          31,654,674          97,022,214           42,376,874

  NET ASSET VALUE PER SHARE ($)                                 8.16                8.56               11.07                13.17
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                           2,120,588           1,080,096          18,117,147            3,578,219

  Shares Outstanding                                         259,973             125,908           1,642,795              273,561

  NET ASSET VALUE PER SHARE ($)                                 8.16                8.58               11.03                13.08
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

  Net Assets ($)                                                  --                  --          14,995,575                   --

  Shares Outstanding                                              --                  --           1,367,647                   --

  NET ASSET VALUE PER SHARE ($)                                   --                  --               10.96                   --
------------------------------------------------------------------------------------------------------------------------------------

+  INVESTMENTS AT COST ($)                             1,183,578,719         200,478,788         963,611,040          493,659,332

++ VALUE OF SECURITIES LOANED ($)                         15,046,744                  --          57,618,005           14,899,920



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                 Mellon              Mellon               Mellon
                                                                          International            Emerging             Balanced
                                                                                   Fund        Markets Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--

 See Statement of Investments(+)--Note 2(c)
  (including securities loaned)(++)--Note 2(b)                              829,860,009          541,651,059          373,087,614

Cash                                                                          1,072,174            2,803,402                   --

Cash denominated in foreign currencies(+++)                                  15,705,412            8,456,020                   --

Receivable for investment securites sold                                      4,762,512            3,252,597            3,296,549

Dividends receivable                                                          2,540,811            1,279,806              239,508

Interest receivable                                                              45,034               14,012            1,058,217

Receivable for shares of Beneficial Interest subscribed                          34,023               29,163                   --

Paydowns receivable                                                                  --                   --              161,365

Net unrealized appreciation on foreign
  currency exchange contracts--Note 2(e)                                             --                3,205                   --

Prepaid expenses                                                                 19,406               16,752                5,633

                                                                            854,039,381          557,506,016          377,848,886
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3(a)                        647,005              541,850              140,815

Due to Administrator--Note 3(a)                                                  94,376               58,496               32,749

Cash overdraft due to Custodian                                                      --                   --              453,586

Liability for securities loaned--Note 2(b)                                   30,444,625           19,721,494           26,670,579

Payable for investment securities purchased                                   1,622,680            9,751,775            1,686,532

Payable for shares of Beneficial Interest redeemed                              297,835            1,016,835                   --

Net unrealized depreciation on foreign
  currency exchange contracts--Note 2(e)                                          4,187                   --                   --

Accrued expenses                                                                 52,535               54,239               31,288

                                                                             33,163,243           31,144,689           29,015,549
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                              820,876,138          526,361,327          348,833,337
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                             816,633,263          450,528,075          333,852,140

Accumulated undistributed investment income--net                             11,586,215            3,494,637              373,603

Accumulated net realized gain (loss) on investments                        (54,262,206)            (821,015)         (18,232,667)

Accumulated net unrealized appreciation
  (depreciation) on investments                                                      --                   --           32,840,261

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                           46,918,866           73,159,630                   --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                              820,876,138          526,361,327          348,833,337
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                                            820,567,871          526,048,699          348,402,237

  Shares Outstanding                                                         69,697,396           35,265,366           32,287,398

  NET ASSET VALUE PER SHARE ($)                                                   11.77                14.92                10.79
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                                308,267              312,628              431,100

  Shares Outstanding                                                             25,416               20,847               39,958

  NET ASSET VALUE PER SHARE ($)                                                   12.13                15.00                10.79
------------------------------------------------------------------------------------------------------------------------------------

+   INVESTMENTS AT COST ($)                                                 782,801,231          468,550,793          340,247,353

++  VALUE OF SECURITIES LOANED ($)                                           39,901,492           18,461,077           27,809,142

+++ CASH DENOMINATED IN FOREIGN CURRENCIES (COST) ($)                        15,881,767            8,389,402                   --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Funds



STATEMENT OF OPERATIONS

Year Ended August 31, 2003


                                                              Mellon             Mellon              Mellon               Mellon
                                                           Large Cap             Income             Mid Cap            Small Cap
                                                          Stock Fund         Stock Fund          Stock Fund           Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $52,248, $22,326
  and $2,812 foreign taxes withheld at
  source for Mellon Large Cap Stock Fund,
  Mellon Income Stock Fund and Mellon
  Small Cap Stock Fund, respectively)                     21,678,685           7,058,708          13,042,642            3,819,593

Interest                                                     231,585              34,614             246,673              202,352

Income on securites lending                                   15,323               1,198             486,035              241,133

TOTAL INCOME                                              21,925,593           7,094,520          13,775,350            4,263,078

EXPENSES:

Investment advisory fee--Note 3(a)                         8,671,311           1,990,970           7,381,642            3,586,376

Administration fee--Note 3(a)                              1,914,304             440,221           1,415,313              604,732

Custodian fees--Note 3(c)                                    105,401              40,379              83,025               58,085

Trustees' fees and expenses--Note 3(d)                        47,003              14,697              43,421               19,898

Registration fees                                             23,995              14,521              66,454               42,980

Legal fees                                                    23,145               6,444              25,074               11,836

Auditing fees                                                 21,913              30,966              16,620               22,358

Prospectus and shareholders' reports                           5,918               4,493              32,784               23,681

Distribution fees--Note 3(b)                                      --                  --             112,407                   --

Shareholder servicing costs--Note 3(c)                         3,456               1,767             106,797                9,543

Miscellaneous                                                 20,612               4,997              20,084                7,125

TOTAL EXPENSES                                            10,837,058           2,549,455           9,303,621            4,386,614

Less--reduction in investment advisory fee
  due to undertaking--Note 3(a)                                   --                  --                  --             (40,024)

NET EXPENSES                                              10,837,058           2,549,455           9,303,621            4,346,590

INVESTMENT INCOME (LOSS)--NET                             11,088,535           4,545,065           4,471,729             (83,512)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                 (58,361,648)         (3,396,197)        (36,704,162)         (14,624,022)

Net unrealized appreciation
  (depreciation) on investments                          127,750,849           8,554,469         165,666,943          112,536,737

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                              69,389,201           5,158,272         128,962,781           97,912,715

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                               80,477,736           9,703,337         133,434,510           97,829,203



SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Mellon          Mellon             Mellon
                                                                                International        Emerging           Balanced
                                                                                         Fund    Markets Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,085,699, $753,433 and $5,845 foreign taxes withheld at source for Mellon International Fund, Mellon
  Emerging Markets Fund and Mellon Balanced Fund, respectively)                    17,177,964        7,412,967          2,810,244

Income on securites lending                                                           860,100           34,879             25,765

Interest                                                                              302,717          177,264          8,025,780

TOTAL INCOME                                                                       18,340,781        7,625,110         10,861,789

EXPENSES:

Investment advisory fee--Note 3(a)                                                  5,133,030        2,810,275          1,654,244

Administration fee--Note 3(a)                                                         865,369          348,853            422,377

Custodian fees--Note 3(c)                                                             668,127          599,562             38,008

Registration fees                                                                      40,067           46,419             40,423

Auditing fees                                                                          27,247           30,234             15,451

Trustees' fees and expenses--Note 3(d)                                                 26,363           10,504             17,491

Legal fees                                                                             13,463            8,821              9,784

Prospectus and shareholders' reports                                                    8,346            5,951                 --

Shareholder servicing costs--Note 3(c)                                                  3,560            1,283              1,200

Foreign transaction fees                                                                   --           68,151                 --

Miscellaneous                                                                           5,810              600             13,930

TOTAL EXPENSES                                                                      6,791,382        3,930,653          2,212,908

Less--reduction in investment advisory
  fee due to undertaking--Note 3(a)                                                 (447,307)        (630,510)                 --

NET EXPENSES                                                                        6,344,075        3,300,143          2,212,908

INVESTMENT INCOME--NET                                                             11,996,706        4,324,967          8,648,881
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                                    --               --        (6,281,359)

Net realized gain (loss) on investments
  and foreign currency transactions                                              (35,143,816)          825,585                 --

Net realized gain (loss) on foreign
  currency exchange contracts                                                         138,515        (254,233)                 --

NET REALIZED GAIN (LOSS)                                                         (35,005,301)          571,352        (6,281,359)

Net unrealized appreciation (depreciation) on investments                                  --               --         23,127,446

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                                99,096,713       80,847,122                 --

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                             64,091,412       81,418,474         16,846,087

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               76,088,118       85,743,441         25,494,968

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                        The Funds



STATEMENT OF CHANGES IN NET ASSETS


                                                                     Mellon Large Cap Stock Fund           Mellon Income Stock Fund
                                                                    ------------------------------       ---------------------------

                                                                         Year Ended August 31,              Year Ended August 31,
                                                                   -----------------------------------------------------------------

                                                                       2003(a)             2002            2003(a)          2002
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                              11,088,535        9,310,336          4,545,065      6,387,570

Net realized gain (loss) on investments                           (58,361,648)    (118,476,281)        (3,396,197)      2,828,165

Net unrealized appreciation (depreciation) on investments          127,750,849    (175,896,171)          8,554,469   (87,193,428)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     80,477,736    (285,062,116)          9,703,337   (77,977,693)
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                                    (11,001,406)      (8,960,907)        (4,470,560)    (6,268,308)

Investor Shares                                                        (6,894)          (3,116)            (8,289)        (3,479)

Net realized gain on investments:

Class M Shares                                                              --     (29,763,083)        (2,323,741)   (33,095,580)

Investor Shares                                                             --         (10,132)            (3,936)       (13,093)

TOTAL DIVIDENDS                                                   (11,008,300)     (38,737,238)        (6,806,526)   (39,380,460)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                                     241,867,720      114,173,207         28,517,810      4,001,705

Investor Shares                                                      1,384,549        1,203,940            604,610        818,302

Dividends reinvested:

Class M Shares                                                         513,069       20,456,648          1,566,906     22,373,713

Investor Shares                                                          4,899            8,047             11,433         16,571

Cost of shares redeemed:

Class M Shares                                                   (220,945,860)    (279,168,421)      (168,743,501)  (133,987,868)

Investor Shares                                                      (166,053)      (1,689,577)          (150,287)      (309,101)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                  22,658,324    (145,016,156)      (138,193,029)  (107,086,678)

TOTAL INCREASE (DECREASE) IN NET ASSETS                             92,127,760    (468,815,510)      (135,296,218)  (224,444,831)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                              1,389,848,001    1,858,663,511        407,460,947    631,905,778

END OF PERIOD                                                    1,481,975,761    1,389,848,001        272,164,729    407,460,947

Undistributed investment income--net                                   647,175          542,618            157,785        103,383
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS M SHARES

Shares sold                                                         31,990,213       12,744,139          3,568,229        433,349

Shares issued for dividends reinvested                                  67,845        2,147,260            202,307      2,257,784

Shares redeemed                                                   (29,340,146)     (31,398,926)       (21,472,599)   (14,109,289)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        2,717,912     (16,507,527)       (17,702,063)   (11,418,156)
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                            178,317          130,892             71,813         88,664

Shares issued for dividends reinvested                                     633              861              1,442          1,706

Shares redeemed                                                       (22,263)        (185,709)           (18,323)       (35,035)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          156,687         (53,956)             54,932         55,335

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   Mellon Mid Cap Stock Fund           Mellon Small Cap Stock Fund
                                                                 -------------------------------      ------------------------------

                                                                       Year Ended August 31,              Year Ended August 31,
                                                                 --------------------------------     ------------------------------

                                                                     2003(a,b)             2002           2003(a)           2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                                        4,471,729        2,895,747           (83,512)      (819,988)

Net realized gain (loss) on investments                           (36,704,162)      (6,113,849)       (14,624,022)        897,383

Net unrealized appreciation (depreciation) on investments          165,666,943    (104,384,435)        112,536,737   (33,300,134)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    133,434,510    (107,602,537)         97,829,203   (33,222,739)
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                                     (3,035,413)      (2,187,842)                 --             --

Investor Shares                                                       (36,714)             (93)                 --             --

TOTAL DIVIDENDS                                                    (3,072,127)      (2,187,935)                 --             --
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                                     171,878,442      196,716,414        202,921,762    203,220,903

Investor Shares                                                      4,159,876          704,248            395,130        122,502

Dreyfus Premier Shares                                               1,126,540               --                 --             --

Net assets received in connection with reorganization--Note 1:

Class M Shares                                                     184,065,900               --                 --     81,381,336

Investor Shares                                                     17,131,194               --                 --      5,268,081

Dreyfus Premier Shares                                              18,147,908               --                 --             --

Dividends reinvested:

Class M Shares                                                         602,680          195,347                 --             --

Investor Shares                                                         32,664               --                 --             --

Cost of shares redeemed:

Class M Shares                                                   (249,328,670)     (98,195,787)       (92,875,422)   (51,825,722)

Investor Shares                                                    (6,154,677)         (68,848)        (1,250,435)    (1,656,086)

Dreyfus Premier Shares                                             (4,885,386)               --                 --             --

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                 136,776,471       99,351,374        109,191,035    236,511,014

TOTAL INCREASE (DECREASE) IN NET ASSETS                            267,138,854     (10,439,098)        207,020,238    203,288,275
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                839,810,850      850,249,948        354,729,718    151,441,443

END OF PERIOD                                                    1,106,949,704      839,810,850        561,749,956    354,729,718

Undistributed investment income--net                                 1,937,676        1,332,130                 --             --

                                                                                                                 The Funds

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   Mellon Mid Cap Stock Fund            Mellon Small Cap Stock Fund
                                                                  -----------------------------        -----------------------------

                                                                        Year Ended August 31,               Year Ended August 31,
                                                                  ------------------------------       -----------------------------

                                                                     2003(a,b)             2002           2003(a)           2002
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                                         19,653,690       17,844,082         18,793,953     16,728,069

Shares issued in connection with reorganization--Note 1             18,726,817               --                 --      7,107,304

Shares issued for dividends reinvested                                  63,574           17,121                 --             --

Shares redeemed                                                   (26,045,293)      (9,162,334)        (8,456,105)    (4,427,504)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       12,398,788        8,698,869         10,337,848     19,407,869
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES(C)

Shares sold                                                            446,260           68,706             35,304         40,674

Shares issued in connection with reorganization--Note 1              1,746,630               --                 --        460,884

Shares issued for dividends reinvested                                   3,453               --                 --             --

Shares redeemed                                                      (627,851)          (6,916)          (115,498)      (147,887)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        1,568,492           61,790           (80,194)        353,671
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES(C)

Shares sold                                                             32,203               --                 --             --

Shares issued in connection with reorganization--Note 1              1,850,160               --                 --             --

Shares redeemed                                                      (514,716)               --                 --             --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        1,367,647               --                 --             --

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  MELLON MID CAP STOCK  FUND  COMMENCED  SELLING  DREYFUS  PREMIER  SHARES ON
     SEPTEMBER 6, 2002.

(C)  DURING THE PERIOD ENDED AUGUST 31, 2003,  220,359 DREYFUS PREMIER SHARES OF
     MELLON  MID CAP  STOCK  FUND  REPRESENTING  $2,118,822  WERE  AUTOMATICALLY
     CONVERTED TO 219,772 INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                     Mellon International Fund         Mellon Emerging Markets Fund
                                                                  ---------------------------------    -----------------------------

                                                                        Year Ended August 31,                Year Ended August 31,
                                                                  ----------------------------------   -----------------------------

                                                                       2003(a)             2002            2003(a)          2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                              11,996,706        7,081,720          4,324,967      1,717,619

Net realized gain (loss) on investments                           (35,005,301)     (17,322,067)            571,352      2,493,402

Net unrealized appreciation (depreciation) on investments           99,096,713     (29,063,066)         80,847,122    (3,970,532)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         76,088,118     (39,303,413)         85,743,441        240,489
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                                     (7,490,466)      (5,181,250)        (1,699,272)    (1,063,031)

Investor Shares                                                       (31,368)               --               (56)           (15)

Net realized gain on investments:

Class M Shares                                                              --        (411,755)        (3,966,227)    (1,823,937)

Investor Shares                                                             --              (1)              (178)           (27)

TOTAL DIVIDENDS                                                    (7,521,834)      (5,593,006)        (5,665,733)    (2,887,010)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                                     319,838,213      232,118,854        324,252,671    100,374,204

Investor Shares                                                      6,870,745        2,912,796          3,991,132        775,000

Dividends reinvested:

Class M Shares                                                       1,326,083          978,456          3,230,659      1,710,951

Investor Shares                                                            196                1                159             41

Cost of shares redeemed:

Class M Shares                                                   (112,619,325)     (43,722,707)       (26,493,803)    (9,248,999)

Investor Shares                                                    (9,260,128)         (23,494)        (4,525,995)             --

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                 206,155,784      192,263,906        300,454,823     93,611,197

TOTAL INCREASE (DECREASE) IN NET ASSETS                            274,722,068      147,367,487        380,532,531     90,964,676
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                546,154,070      398,786,583        145,828,796     54,864,120

END OF PERIOD                                                      820,876,138      546,154,070        526,361,327    145,828,796

Undistributed investment income--net                                11,586,215        6,600,242          3,494,637      1,197,681
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS M SHARES

Shares sold                                                         31,503,960       20,021,281         25,425,397      7,761,999

Shares issued for dividends reinvested                                 131,687           85,455            278,505        144,020

Shares redeemed                                                   (11,218,300)      (3,835,870)        (2,213,278)      (758,755)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       20,417,347       16,270,866         23,490,624      7,147,264
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                            654,446          228,120            290,749         55,213

Shares issued for dividends reinvested                                      19               --                 14              3

Shares redeemed                                                      (857,253)          (2,214)          (325,214)             --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        (202,788)          225,906           (34,451)         55,216

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                         Mellon Balanced Fund
                                                      --------------------------

                                                         Year Ended August 31,
                                                      --------------------------

                                                       2003(a)            2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                               8,648,881      11,242,535

Net realized gain (loss) on investments            (6,281,359)     (11,161,371)

Net unrealized appreciation (depreciation) on
investments                                         23,127,446     (22,695,962)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         25,494,968     (22,614,798)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                     (8,761,192)     (10,887,737)

Investor Shares                                        (9,327)          (2,365)

Net realized gain on investments:

Class M Shares                                              --      (7,154,194)

Investor Shares                                             --            (626)

TOTAL DIVIDENDS                                    (8,770,519)     (18,044,922)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                      22,360,720      22,413,137

Investor Shares                                      1,173,458         201,414

Dividends reinvested:

Class M Shares                                         129,079       6,505,293

Investor Shares                                          4,215           2,991

Cost of shares redeemed:

Class M Shares                                    (62,887,729)     (28,986,295)

Investor Shares                                      (924,727)         (25,000)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                (40,144,984)         111,540

TOTAL INCREASE (DECREASE) IN NET ASSETS           (23,420,535)     (40,548,180)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                372,253,872      412,802,052

END OF PERIOD                                      348,833,337      372,253,872

Undistributed investment income--net                   373,603          288,205
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES:)

CLASS M SHARES

Shares sold                                          2,219,800        2,034,044

Shares issued for dividends reinvested                  12,757          577,702

Shares redeemed                                    (6,154,751)      (2,647,803)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (3,922,194)         (36,057)
--------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                            114,744          17,838

Shares issued for dividends reinvested                     415             275

Shares redeemed                                       (91,228)          (2,173)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           23,931           15,940

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.


                                                                Class M Shares                           Investor Shares
                                                      ----------------------------------    ----------------------------------------

                                                             Year Ended August 31,                    Year Ended August 31,
                                                      ----------------------------------    ----------------------------------------

     MELLON LARGE CAP STOCK FUND                      2003(a)       2002        2001(b)       2003         2002           2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  7.77          9.52       12.50          7.77         9.52           9.99

Investment Operations:

Investment income (loss)--net                          .06(d)        .05(d)      .03(d)        .04(d)       .03(d)        (.00)(d,e)

Net realized and unrealized
  gain (loss) on investments                           .39         (1.59)      (2.97)          .39        (1.59)          (.47)

Total from Investment Operations                       .45         (1.54)      (2.94)          .43        (1.56)          (.47)

Distributions:

Dividends from investment income--net                 (.06)         (.05)       (.03)         (.04)        (.03)          (.00)(e)

Dividends from net realized gain on investments       --            (.16)       (.01)            --        (.16)             --

Total Distributions                                   (.06)         (.21)       (.04)         (.04)        (.19)          (.00)(e)

Net asset value, end of period                        8.16          7.77        9.52          8.16         7.77           9.52
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.76        (16.47)     (23.55)(f)      5.50       (16.65)         (4.69)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .81           .81        .75(f)        1.07         1.07            .23(f)

Ratio of net investment income (loss)
  to average net assets                                .83           .56        .27(f)         .56          .31           (.05)(f)

Portfolio Turnover Rate                              56.96         44.26      45.08(f)       56.96        44.26          45.08(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)            1,479,855      1,389,045    1,857,167       2,121          803          1,496

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds


 FINANCIAL HIGHLIGHTS (CONTINUED)



                                                            Class M Shares                              Investor Shares
                                                   ---------------------------------         ---------------------------------------

                                                         Year Ended August 31,                        Year Ended August 31,
                                                  -----------------------------------         --------------------------------------

 MELLON INCOME STOCK FUND                          2003(a)     2002(b)     2001(c)               2003      2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                 8.24       10.39      12.50                 8.25       10.40       10.66

Investment Operations:

Investment income--net                                .12(e)      .11(e)     .09(e)               .10(e)      .10(e)      .02(e

Net realized and unrealized
  gain (loss) on investments                          .37       (1.56)     (1.96)                 .38       (1.57)       (.27)

Total from Investment Operations                      .49       (1.45)     (1.87)                 .48       (1.47)       (.25)

Distributions:

Dividends from investment income--net                (.12)       (.11)      (.09)                (.10)       (.09)       (.01)

Dividends from net realized gain on investments      (.05)       (.59)      (.15)                (.05)       (.59)          --

Total Distributions                                  (.17)       (.70)      (.24)                (.15)       (.68)       (.01)

Net asset value, end of period                       8.56        8.24      10.39                 8.58        8.25       10.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     6.19      (14.94)    (15.12)(f)             6.03      (15.15)      (2.32)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .83         .82        .77(f)              1.09        1.09         .20(f)

Ratio of net investment income
  to average net assets                              1.48        1.19        .78(f)              1.21        1.08         .16(f

Portfolio Turnover Rate                             12.82       30.35      30.28(f)             12.82       30.35       30.28(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)             271,085     406,875     631,743               1,080         586         163

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 AND
     THE  RATIOS  WERE  NOT  AFFECTED  BY  THIS  CHANGE.   PER  SHARE  DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO  SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                                     Dreyfus
                                                  Class M Shares                         Investor Shares            Premier Shares
                                       --------------------------------        ----------------------------    ---------------------

                                            Year Ended August 31,                  Year Ended August 31,             Year Ended
                                       --------------------------------------  ----------------------------     --------------------

MELLON MID CAP STOCK FUND              2003(a)        2002        2001(b)        2003       2002        2001(c)  August 31, 2003(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period      9.92       11.20        12.50          9.90      11.19       11.32             9.81

Investment Operations:

Investment income (loss)--net              .05(e)      .04(e)       .02(e)        .02(e)    (.00)(e,f)  (.00)(e,f)       (.06)(e)

Net realized and unrealized
  gain (loss) on investments              1.13       (1.29)       (1.32)         1.13      (1.28)       (.13)            1.21

Total from Investment Operations          1.18       (1.25)       (1.30)         1.15      (1.28)       (.13)            1.15

Distributions:

Dividends from investment income--net     (.03)       (.03)        (.00)(f)      (.02)      (.01)          --              --

Net asset value, end of period           11.07        9.92        11.20         11.03       9.90       11.19            10.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                         11.94      (11.21)      (10.39)(g)     11.66     (11.44)      (1.15)(g)        11.72(g)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets    .92         .93          .85(g)       1.20       1.25         .20(g)          1.95(g)

Ratio of net investment income
  (loss) to average net assets             .47         .33          .14(g)        .19       (.00)(h)    (.03)(g)         (.58)(g)

Portfolio Turnover Rate                  67.97       61.20        59.63(g)      67.97      61.20       59.63(g)         67.97
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)   1,073,837     839,075       850,110       18,117        736         140           14,996

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  FROM THE  CLOSE OF  BUSINESS  ON  SEPTEMBER  6, 2002  (DATE THE FUND  BEGAN
     OFFERING DREYFUS PREMIER SHARES) TO AUGUST 31, 2003.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(G)  NOT ANNUALIZED.

(H)  AMOUNT REPRESENTS LESS THAN .01%.

                                                                                                                        The Funds



SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Class M Shares                              Investor Shares
                                                    ---------------------------------         -------------------------------------

                                                          Year Ended August 31,                      Year Ended August 31,
                                                    ----------------------------------        --------------------------------------

     MELLON SMALL CAP STOCK FUND                     2003(a)      2002        2001(b)             2003       2002     2001(c)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                  10.95      11.99        12.50              10.90       11.98      11.95

Investment Operations:

Investment (loss)--net                                 (.00)(d,e) (.03)(d)     (.01)(d)           (.03)(d)    (.06)(d)   (.01)(d)

Net realized and unrealized
  gain (loss) on investments                           2.22      (1.01)        (.50)              2.21       (1.02)       .04

Total from Investment Operations                       2.22      (1.04)        (.51)              2.18       (1.08)       .03

Net asset value, end of period                        13.17      10.95        11.99              13.08       10.90      11.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      20.27      (8.67)       (4.08)(f)          20.00       (9.02)       .25(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                1.03       1.05          .96(f)            1.28        1.30        .19(f)

Ratio of net investment (loss)
  to average net assets                                (.02)      (.27)        (.09)(f)           (.27)       (.51)      (.06)(f)

Decrease reflected in above expense ratios
  due to undertakings by the Investment
  Adviser and Administrator                             .01        .02          .04(f)             .01          .02       .01(f)

Portfolio Turnover Rate                               91.99      76.66       101.57(f)            91.99       76.66     101.57(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               558,172    350,873      151,440               3,578       3,857          1

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                               Class M Shares                          Investor Shares
                                                    ------------------------------------     ---------------------------------------

                                                           Year Ended August 31,                     Year Ended August 31,
                                                    -----------------------------------      ---------------------------------------

     MELLON INTERNATIONAL FUND                        2003(a)      2002      2001(b)            2003        2002        2001(c)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                 11.03        12.08       12.50            11.34       12.08       11.98

Investment Operations:

Investment income (loss)--net                          .20(d)       .18(d)      .16(d)           .13(d)      .24(d)     (.00)(d,e)

Net realized and unrealized
  gain (loss) on investments                           .68        (1.07)       (.58)             .78         (.97)       .10

Total from Investment Operations                       .88         (.89)       (.42)             .91         (.73)       .10

Distributions:

Dividends from investment income--net                 (.14)        (.15)       (.00)(e)         (.12)          --          --

Dividends from net realized gain on investments         --         (.01)          --              --          (.01)        --

Total Distributions                                   (.14)        (.16)       (.00)(e)         (.12)         (.01)        --

Net asset value, end of period                       11.77        11.03       12.08            12.13         11.34       12.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      8.19        (7.39)      (3.33)(f)         8.24         (5.95)        .75(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               1.05         1.05         .96(f)          1.30          1.30         .22(f)

Ratio of net investment income
  (loss) to average net assets                        1.99         1.59        1.31(f)          1.10          2.16        (.01)(f)

Decrease reflected in above expense ratios
  due to undertakings by the Investment
  Adviser and Administrator                            .07          .07         .08(f)           .06           .08         .01(f)

Portfolio Turnover Rate                              36.52        24.63       34.27(f)         36.52         24.63       34.27(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              820,568       543,566     398,759             308         2,588          28

(A)  EFFECTIVE  DECEMBER 16, 2002,  MPAM SHARES WERE AS  REDESIGNATED AS CLASS M
     SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                        The Funds
Financial Highlights (continued)

                                                                 Class M Shares                                Investor Shares
                                                    -----------------------------------        -------------------------------------

                                                           Year Ended August 31,                         Year Ended August 31,
                                                    ------------------------------------       -------------------------------------

     MELLON EMERGING MARKETS FUND                     2003(a)      2002      2001(b)              2003       2002       2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  12.33       11.86       12.50              12.38       11.92       12.17

Investment Operations:

Investment income--net                                  .22(d)      .24(d)      .28(d)             .17(d)      .11(d)      .03(d)

Net realized and unrealized
  gain (loss) on investments                           2.77          .75       (.87)               2.82         .86       (.28)

Total from Investment Operations                       2.99          .99       (.59)               2.99         .97       (.25)

Distributions:

Dividends from investment income--net                  (.12)        (.19)      (.05)               (.09)       (.18)        --

Dividends from net realized gain on investments        (.28)        (.33)      (.00)(e)            (.28)       (.33)        --

Total Distributions                                    (.40)        (.52)      (.05)               (.37)       (.51)        --

Net asset value, end of period                        14.92        12.33      11.86               15.00       12.38       11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      25.18         8.48      (4.68)(f)           24.99        8.26       (2.06)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                1.35         1.35       1.24(f)             1.60        1.60         .23(f)

Ratio of net investment income
  to average net assets                                1.77         1.86       2.24(f)             1.12         .88         .03(f)

Decrease reflected in above expense ratios
  due to undertakings by the Investment
  Adviser and Administrator                             .26          .33       .42(f)               .25         .30         .04(f)

Portfolio Turnover Rate                               26.43        55.00     44.74(f)             26.43       55.00       44.74(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               526,049      145,144    54,863                  313         684           1

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

(B)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Class M Shares                                    Investor Shares
                                                  ----------------------------------       -----------------------------------------

                                                        Year Ended August 31,                           Year Ended August 31,
                                                 -----------------------------------        ----------------------------------------

 MELLON BALANCED FUND                             2003(a)     2002(b)     2001(c)               2003         2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               10.28       11.39        12.50              10.27         11.39       11.53

Investment Operations:

Investment income--net                               .25(e)      .31(e)       .32(e)             .23(e)        .27(e)       .04(e)

Net realized and unrealized
  gain (loss) on investments                         .51        (.92)       (1.11)                .51         (.91)        (.13)

Total from Investment Operations                     .76        (.61)        (.79)                .74         (.64)        (.09)

Distributions:

Dividends from investment income--net               (.25)       (.30)        (.32)               (.22)        (.28)        (.05)

Dividends from net realized gain on investments       --        (.20)          --                  --         (.20)         --

Total Distributions                                 (.25)       (.50)        (.32)               (.22)        (.48)        (.05)

Net asset value, end of period                     10.79       10.28        11.39               10.79        10.27        11.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    7.68       (5.70)       (6.38)(f)            7.52       (5.91)         (.88)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .62         .63          .59(f)              .87         .89           .16(f)

Ratio of net investment income
  to average net assets                             2.41        2.81         2.70(f)             2.13        2.45           .32(f)

Decrease reflected in above expense ratios
  due to undertakings by the Investment
  Adviser and Administrator                           --         .00(g)       .00(f,g)              --        .00(g)           --

Portfolio Turnover Rate                            83.22       90.36        75.62(f)             83.22      90.36         75.62(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)            348,402     372,089      412,801                  431        165            1

(A)  EFFECTIVE  DECEMBER  16,  2002,  MPAM SHARES WERE  REDESIGNATED  AS CLASS M
     SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     INCREASE  NET  INVESTMENT  INCOME PER SHARE BY $.00 AND $.01,  DECREASE NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.00 AND
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  2.79% TO 2.81% AND 2.43% TO 2.45%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

(G)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Funds



NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:

Mellon Funds Trust (the "Trust") was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified equity funds and balanced fund: Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Balanced Fund (each, a "fund" and collectively, the "funds"). Mellon Large Cap Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's 500 Composite Stock Price Index. Mellon Income Stock Fund seeks to exceed the total return performance of the Russell 1000 Value Index over time. Mellon Mid Cap Stock Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400 Index. Mellon Small Cap Stock Fund seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600 Index. Mellon International Fund and Mellon Emerging Markets Fund seek long-term capital growth. Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income. Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge.

Effective December 16, 2002, pursuant to approval of the Trust's Board, the Trust changed its name from "MPAM Funds Trust" to its current name and each Fund deleted "MPAM" and substituted "Mellon" in its name and renamed its MPAM shares "Class M" shares.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon Mid Cap Stock Fund. Dreyfus Premier shares of Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (" CDSC") imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Small Company Stock Fund ("Premier Small Company Fund"), a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Mid Cap Stock Fund (now known as Mellon Mid Cap Stock Fund) in exchange for shares of beneficial interest of MPAM Mid Cap Stock Fund's MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A, Class C and Class T shares of Premier Small Company Fund received Investor shares of MPAM Mid Cap Stock Fund, holders of Class B shares of Premier Small Company Fund received Dreyfus Premier shares of MPAM Mid Cap Stock Fund and holders of Class R shares of Premier Small Company Fund received MPAM shares (now designated as Class M shares) of MPAM Mid Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Small Company Fund at the time of the exchange. MPAM Mid Cap Stock Fund's net asset value on September 6, 2002 was $9.83 per share for its MPAM shares, $9.81 per share for its Investor shares and, after the reorganization, $9.81 per share for its Dreyfus Premier shares, and a total of 18,726,817 MPAM shares, 1,746,630 Investor shares and 1,850,160 Dreyfus Premier shares, representing net assets of $184,065,900 MPAM shares, $17,131,194 Investor shares and $18,147,908 Dreyfus
Premier shares (including $13,268,450 net unrealized appreciation on investments) , were issued to Premier Small Company Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

On October 26, 2001, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Smallcap Stock Fund, a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Small Cap Stock Fund (now known as Mellon Small Cap Stock Fund) in exchange for shares of beneficial interest of MPAM Small Cap Stock Fund's MPAM shares (now designated as Class M shares) and Investor shares of equal value. Shareholders of Dreyfus Disciplined Smallcap Stock Fund who were Mellon Private Asset Management Clients (now known as clients of Mellon' s Private Wealth Management Group) that maintained qualified fiduciary, custody or other accounts with Mellon or Mellon Trust of New England, N.A. (" Mellon of New England" ) or their bank affiliates (collectively, "MPAM Clients" ), received MPAM shares of MPAM Small Cap Stock Fund, and non-MPAM Clients received Investor shares of MPAM Small Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Dreyfus Disciplined Smallcap Stock Fund at the time of the exchange. MPAM Small Cap Stock Fund's net asset value on October 26, 2001 was $11.45 per share for its MPAM shares and $11.43 per share for its Investor shares, and a total of 7,107,304 MPAM shares and 460,884 Investor shares, representing net assets of $81,381,336 MPAM shares and $5,268,081 Investor shares (including $5,895,354 net unrealized appreciation on investments), were issued to Dreyfus Disciplined Smallcap Stock Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the funds began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Mellon Balanced Fund (Debt securities):

Investments in securities are valued each business day by an independent pricing service (the "Service" ) approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities)


                                                                The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's debt securities) are carried at value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds may lend securities to certain qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the relevant funds' Statements of Investments. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FOREIGN CURRENCY TRANSACTIONS: The Mellon Emerging Markets Fund and Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(E) FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. As of August 31, 2003, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. TABLE 1 summarizes open foreign exchange contracts for Mellon International Fund and Mellon Emerging Markets Fund at August 31, 2003.

(F) CONCENTRATION OF RISK: Mellon Emerging Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity.

TABLE 1.

MELLON INTERNATIONAL FUND


                                                              Foreign                                               Unrealized
                                                             Currency                                              Appreciation
Foreign Currency Exchange Contracts                           Amounts             Cost ($)        Value ($)   (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pound, expiring 9/2/2003                                31,827              50,143           50,143                    0

Euro, expiring 9/2/2003                                        113,953             125,132          125,132                    0

SALES:                                                                        PROCEEDS ($)

Australian Dollar, expiring 9/2/2003                         1,278,492             824,627          827,440              (2,813)

Euro, expiring 9/2/2003                                         77,299              84,528           84,882                (354)

Swiss Franc, expiring 9/2/2003                                 654,261             466,009          467,029              (1,020)

TOTAL                                                                                                                    (4,187)


MELLON EMERGING MARKETS FUND

                                                             Foreign                                                Unrealized
                                                             Currency                                              Appreciation
Foreign Currency Exchange Contracts                           Amounts             Cost ($)        Value ($)   (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pound, expiring 9/2/2003                               645,541           1,020,923        1,017,050              (3,873)

Hungary Forint, expiring 9/2/2003                           26,593,047             113,090          113,573                  483

Indonesian Rupiah, expiring 9/3/2003                     4,784,141,903             566,171          563,835              (2,336)

Poland Zlotty, expiring 9/2/2003                             4,549,354           1,134,785        1,146,222               11,437

South African Rand, expiring 9/2/2003                        2,220,393             304,581          301,889              (2,692)

South Korean Won, expiring 9/2/2003                        513,616,380             437,120          437,306                  186

TOTAL                                                                                                                      3,205

                                                                                                                 The Funds



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(G) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Balanced Fund declare and pay dividends from investment income-net monthly. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(H) FEDERAL INCOME TAXES: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

TABLE 2 summarizes each fund's components of accumulated earnings on a tax basis at August 31, 2003.

TABLE 3 summarizes each fund's capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003.

TABLE 4 summarizes each fund' s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2003 and August 31, 2002, respectively.

TABLE 2.


                                                       Undistributed      Accumulated                                 Capital Losses
                                                            Ordinary          Capital       Unrealized                Realized After
                                                          Income ($)       Losses ($)     Appreciation ($)  October 31, 2002 ($)((+)

------------------------------------------------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                  647,175      162,030,171          300,503,216            14,413,305

Mellon Income Stock Fund                                     157,785        3,414,716           71,329,602                    --

Mellon Mid Cap Stock Fund                                  1,937,676       43,299,346          201,234,810             8,297,807

Mellon Small Cap Stock Fund                                       --       35,168,783           89,135,371                    --

Mellon International Fund                                 12,026,445       23,150,569           38,527,151            22,275,505

Mellon Emerging Markets Fund                               7,278,760               --           70,271,273             1,716,781

Mellon Balanced Fund                                         373,603       14,941,707           30,886,758             1,418,288

((+))THESE  LOSSES  WERE  DEFERRED  FOR TAX  PURPOSES  TO THE  FIRST  DAY OF THE
     FOLLOWING FISCAL YEAR.




TABLE 3.


Expiring  in fiscal                 2008 ($)((+))         2009 ($)((+))         2010 ($)((+))    2011 ($)((+))           Total ($)
------------------------------------------------------------------------------------------------------------------------------------
Mellon Large Cap Stock Fund                    --                  --              62,558,771       99,471,400        162,030,171

Mellon Income Stock Fund                       --                  --                --             3,414,716           3,414,716

Mellon Mid Cap Stock Fund                      --              9,524,340            5,739,855      28,035,151          43,299,346


Mellon Small Cap Stock Fund             5,772,526             11,067,443            3,135,651      15,193,163          35,168,783

Mellon International Fund                      --                    --               230,239      22,920,330          23,150,569

Mellon Balanced Fund                           --                    --             5,009,989       9,931,718          14,941,707

((+))  IF NOT APPLIED, THE CARRYOVERS EXPIRE IN THE ABOVE YEARS.




During the period ended August 31, 2003, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain
(loss) on investments and increased (decreased) paid-in capital as summarized in TABLE 5. Net assets were not affected by this reclassification.

NOTE 3--INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH
        AFFILIATES:

(A) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund's net assets at the following annual rates:
.. 65 of 1% of the Mellon Large Cap Stock Fund, .65 of 1% of the Mellon Income Stock Fund, .75 of 1% of the Mellon Mid Cap Stock Fund, .85 of 1% of the Mellon Small Cap Stock Fund, .85 of 1% of the Mellon International Fund, 1.15% of the Mellon Emerging Markets Fund and .65 of 1% (equity investments), .40 of 1% (debt securities) and .15 of 1% (money market investments and other underlying Mellon funds) of the Mellon Balanced Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

     0 up to $6 billion                                      .15 of 1%

     $6 billion up to $12 billion                            .12 of 1%

     In excess of $12 billion                                .10 of 1%

No administration fee is applied to assets held by the Mellon Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.



TABLE 4.

                                                                                                                    Long-Term
                                                                     Ordinary Income ($)                     Capital Gains ($)
                                                                --------------------------            ------------------------------
                                                                       2003          2002                   2003             2002
------------------------------------------------------------------------------------------------------------------------------------
Mellon Large Cap Stock Fund                                      11,008,300      8,964,023                     --       29,773,215

Mellon Income Stock Fund                                          4,478,849      6,440,136              2,327,677       32,940,324

Mellon Mid Cap Stock Fund                                         3,072,127      2,187,935                     --               --

Mellon International Fund                                         7,521,834      5,593,006                     --               --

Mellon Emerging Markets Fund                                      5,127,435      2,887,010                538,298               --

Mellon Balanced Fund                                              8,770,519     10,890,102                     --        7,154,820





TABLE 5.

                                                                                  Accumulated     Accumulated
                                                                                Undistributed    Net Realized            Paid-in
                                                                    Investment Income-Net ($)  Gain (Loss) ($)        Capital ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                                            24,322          (1,361)            (22,961)

Mellon Income Stock Fund                                                             (11,814)           46,785            (34,971)

Mellon Mid Cap Stock Fund                                                           (794,056)        (558,420)           1,352,476

Mellon Small Cap Stock Fund                                                            83,512          27,549             (111,061)

Mellon International Fund                                                             511,101        (511,101)                --

Mellon Emerging Markets Fund                                                        (328,683)          328,683                --

Mellon Balanced Fund                                                                  207,036         (250,614)             43,578

                                                                                                                 The Funds



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, to waive receipt of its fees and/or to reimburse a portion of the indicated fund's expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fees and extraordinary expenses, so that the fund' s expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05%  of  the  Mellon  Small  Cap Stock Fund, 1.05% of the Mellon International
Fund, 1.35% of the Mellon Emerging Markets Fund and .64 of 1% of the Mellon Balanced Fund. TABLE 6 summarizes the amounts waived during the period ended August 31, 2003. During the period ended August 31, 2003, there was no expense reimbursement for the Mellon Balanced Fund.

TABLE 6.
--------------------------------------------------------------------------------

Mellon Small Cap Stock Fund                                    $40,024

Mellon International Fund                                      447,307

Mellon Emerging Markets Fund                                   630,510

During the period ended August 31, 2003, the Distributor retained $40,136 from the contingent deferred sales charge on redemptions of the Mellon Mid Cap Stock Fund's Dreyfus Premier shares.

(B) Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of 1% of the value of the fund's average daily net assets attributable to its Dreyfus Premier shares. From September 6, 2002 through August 31, 2003, Mellon Mid Cap Stock Fund's Dreyfus Premier shares were charged $112,407 pursuant to the Plan.

(C) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. TABLE 7 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2003, pursuant to the Shareholder Services Plan.

TABLE 7.
                                                                               -

Mellon Large Cap Stock Fund                                     $2,799

Mellon Income Stock Fund                                         1,649

Mellon Mid Cap Stock Fund,
     Investor shares                                            41,025

Mellon Mid Cap Stock Fund,
     Dreyfus Premier shares                                     37,551

Mellon Small Cap Stock Fund                                      8,582

Mellon International Fund                                        3,273

Mellon Emerging Markets Fund                                     1,124

Mellon Balanced Fund                                             1,037

All funds except Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and Mellon International Fund and Mellon Emerging Markets Fund compensate Mellon of New England under a Custody Agreement with Mellon of New England, for providing custodial services for the relevant funds. TABLE 8 summarizes the amounts the funds were charged during the period ended August 31, 2003, pursuant to the custody agreements.


TABLE 8.
--------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                   $105,401

Mellon Income Stock Fund                                        40,379

Mellon Mid Cap Stock Fund                                       83,025

Mellon Small Cap Stock Fund                                     58,085

Mellon International Fund                                      668,127

Mellon Emerging Markets Fund                                   599,562

Mellon Balanced Fund                                            38,008

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for
travel    and    out-of-pocket    expenses.

(E) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each fund to use cash collateral received in connection with lending the fund' s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

NOTE 4--Securities Transactions:

TABLE 9 summarizes each fund' s aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2003.

TABLE 10 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2003.

TABLE 9.

                                               Purchases ($)        Sales ($)
--------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                      760,525,598      750,166,729

Mellon Income Stock Fund                          38,982,443      178,174,177

Mellon Mid Cap Stock Fund                        805,750,383      653,790,363

Mellon Small Cap Stock Fund                      483,318,325      377,010,747

Mellon International Fund                        407,489,509      211,297,928

Mellon Emerging Markets Fund                     346,945,059       62,396,522

Mellon Balanced Fund                             288,219,216      321,175,643


TABLE 10.

                                                           Cost of            Gross               Gross
                                                           Investments ($)    Appreciation ($)    Depreciation ($)         Net ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                  1,188,338,333         338,869,371          38,366,155     300,503,216

Mellon Income Stock Fund                                       200,881,328          88,371,315          17,041,713      71,329,602

Mellon Mid Cap Stock Fund                                      964,564,486         219,155,074          17,920,264     201,234,810

Mellon Small Cap Stock Fund                                    494,762,715         100,088,680          10,953,309      89,135,371

Mellon International Fund                                      791,192,946          78,167,476          39,500,413      38,667,063

Mellon Emerging Markets Fund                                   471,445,715          80,595,661          10,390,317      70,205,344

Mellon Balanced Fund                                           342,200,856          40,438,229           9,551,471      30,886,758

                                                                                                                 The Funds



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--BANK LINE OF CREDIT:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the funds did not borrow under the line of credit.

NOTE 6--CHANGE IN ACCOUNTING PRINCIPLE:

Mellon Income Stock Fund (Debt securities) and Mellon Balanced Fund (Debt securities):

As required, effective September 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to September 1, 2001, the funds did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the funds but resulted in decreases in accumulated undistributed investment income-net and corresponding increases in accumulated net unrealized appreciation based on securities held by the funds on August 31, 2001. These amounts are shown in TABLE 11.

The effect of these changes for the year ended August 31, 2002 was to decrease net investment income, increase net unrealized appreciation (depreciation) and increase net realized gains (losses). These amounts are shown in TABLE 12. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.


TABLE 11.

                                                      Accumulated         Accumulated
                                                      Undistributed        Net
                                                                          Unrealized
                                         Investment Income-Net ($)
                                                                       Appreciation ($)
-------------------------------------------------------------------------------------------------

Mellon Income Stock Fund (Debt securities)                (562,209)           562,209

Mellon Balanced Fund (Debt securities)                    (110,330)           110,330




TABLE 12.

                                                                                                Net Unrealized
                                                                            Net Investment        Appreciation        Net Realized
                                                                                Income ($)   (Depreciation) ($)  Gains (Losses) ($)
------------------------------------------------------------------------------------------------------------------------------------
Mellon Income Stock Fund (Debt securities)                                        (12,771)                  --              12,771

Mellon Balanced Fund  (Debt securities)                                          (181,553)              16,328             165,225




INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of the Mellon Large Cap Stock Fund, the Mellon Income Stock Fund, the Mellon Mid Cap Stock Fund, the Mellon Small Cap Stock Fund, the Mellon International Fund, the Mellon Emerging Markets Fund and the Mellon Balanced Fund of Mellon Funds Trust (collectively "the Funds"), including the statements of investments, as of August 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



New York, New York

October 16, 2003

                                                                 The Funds


IMPORTANT TAX INFORMATION (Unaudited)

MELLON LARGE CAP STOCK FUND

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 100% of the ordinary dividends paid during 2003 as qualified dividends, subject to the maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

MELLON INCOME STOCK FUND

For federal tax purposes the fund hereby designates $.0548 per share as a long-term capital gain distribution paid on December 31, 2002.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 100% of the ordinary dividends paid during 2003 as qualified dividends, subject to the maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

MELLON MID CAP STOCK FUND

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

MELLON INTERNATIONAL FUND

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2003:

   -- the total amount of taxes paid to foreign countries was $2,085,699

   -- the total amount of income sourced from foreign countries was $13,546,982

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

MELLON EMERGING MARKETS FUND

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2003:

   -- the total amount of taxes paid to foreign countries was $753,433

   -- the total amount of income sourced from foreign countries was $5,937,363

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

The fund also designates $.0377 per share as a long-term capital gain distribution paid on December 30, 2002.

MELLON BALANCED FUND

The fund designates 30.73% of the ordinary dividends paid during the fiscal year ended August 31, 2003 as qualifying for the corporate dividends received deduction. The fund also designates 26.61% of the ordinary dividends paid during 2003 as qualified dividends, subject to the maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O'Connor (60)

Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Attorney, Cozen and O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Board of Consultors of Villanova University School of Law, Board Member

*    Temple University, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Ronald R. Davenport (67)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of Sheridan Broadcasting Corporation since July 1972

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    American Urban Radio Networks, Co-Chairman

*    Aramark Corporation, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

John L. Diederich (66)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Continental Mills, a dry baking products company, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Maureen D. McFalls (58)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Director  of  the  Office  of  Government   Relations  at  Carnegie  Mellon
     University since January 2000

* Manager, Government Communications, of the Software Engineering Institute at Carnegie Mellon University from March 1994 to December 1999

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon University

*    Coro Center For Civic Leadership, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                               --------------

Kevin C. Phelan (59)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive

 Vice President and Director since March 1998.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Greater Boston Chamber of Commerce, Director

*    Fiduciary Trust, Director

*    St. Elizabeth's Medical Center of Boston, Board Member

*    Providence College, Trustee

*    Boston Municipal Research Bureau, Board Member

*    Boys and Girls Club of Boston, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Patrick J. Purcell (55)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Owner, President and Publisher of The Boston Herald since February 199

* President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

*    President and Chief Executive Officer, Herald Media 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The  American   Ireland  Fund,  an  organization   that  raises  funds  for
     philanthropic projects in Ireland, Vice Chairman

* The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member

*    United Way of Massachusetts Bay, Board Member

*    John F. Kennedy Library Foundation, Board Member

*    Greater Boston Chamber of Commerce, Board Member

*    St. John's University, Trustee

*    New England Medical Center, Trustee

*    Stonehill College, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Thomas F. Ryan, Jr. (62)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Retired since April 1999

* President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Boston College, Trustee

*    Brigham & Women's Hospital, Trustee

* New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-645-6561. FOR INDIVIDUAL ACCOUNT HOLDERS FOR PRIVATE WEALTH MANAGEMENT CLIENTS, PLEASE CONTACT YOUR ACCOUNT OFFICER OR CALL 1-888-281-7350.

                                                                 The Funds

OFFICERS OF THE TRUST (Unaudited)

LAWRENCE P. KEBLUSEK, PRESIDENT SINCE SEPTEMBER 2002.

   Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 56 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

   Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

CHRISTOPHER SHELDON, VICE PRESIDENT SINCE  SEPTEMBER 2002.

   Director of Investment Strategy for Mellon's Private Wealth Management group since April 2003. Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon's Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, SECRETARY SINCE MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 84 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

   Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE  MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

   Director-Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

   Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Money Market Funds of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

   Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

   Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                           For More Information

                                MELLON FUNDS TRUST

                                c/o The Dreyfus Corporation
                                200 Park Avenue
                                New York, NY  10166

                                INVESTMENT ADVISER

                                Mellon Fund Advisers, a division of
                                The Dreyfus Corporation
                                200 Park Avenue
                                New York, NY  10166

                                ADMINISTRATOR

                                Mellon Bank, N.A.
                                One Mellon Bank Center
                                Pittsburgh, PA  15258

                                SUB-ADMINISTRATOR

                                The Dreyfus Corporation
                                200 Park Avenue
                                New York, NY  10166

                                CUSTODIAN

                                Domestic Equity Funds:
                                Mellon Bank, N.A.
                                One Mellon Bank Center
                                Pittsburgh, PA  15258

                                International and Emerging Markets Funds:

                                Mellon Trust of New England, N.A.
                                One Boston Place
                                Boston, MA  02108

                                TRANSFER AGENT &
                                DIVIDEND DISBURSING AGENT

                                Dreyfus Transfer, Inc.
                                200 Park Avenue
                                New York, NY  10166

                                DISTRIBUTOR

                                Dreyfus Service Corporation
                                200 Park Avenue
                                New York, NY  10166

To obtain information:

BY TELEPHONE Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

BY MAIL  PWM Clients, write to your Account Officer

c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your
financial representative
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account Holders, write to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

(c)2003 Dreyfus Service Corporation                                MFTAR0803-EQ




THE MELLON FUNDS

Mellon Bond Fund

Mellon Intermediate Bond Fund

Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT             August 31, 2003


Contents

The Funds
--------------------------------------------------------------------------------

Letter from the President                                                 2

Discussion of Funds' Performance

    Mellon Bond Fund                                                      3

    Mellon Intermediate Bond Fund                                         6

    Mellon Short-Term U.S. Government Securities Fund                     9

Statements of Investments                                                12

Statements of Assets and Liabilities                                     20

Statements of Operations                                                 21

Statements of Changes in Net Assets                                      22

Financial Highlights                                                     24

Notes to Financial Statements                                            27

Independent Auditors' Report                                             33

Important Tax Information                                                34

Board Members Information                                                35

Officers of the Fund                                                     36

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the funds were managed during the reporting period, including discussions with the funds' portfolio managers.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in the second quarter of 2003 recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. The improving economic outlook has benefited most broad measures of stock market performance so far in 2003, as investors have looked forward to the positive impact of stronger sales volumes on earnings. Many international stock markets also rallied strongly during the spring and summer of 2003, reflecting improved business confidence and higher levels of industrial production. However, better economic news took its toll on the U.S. bond market during the summer. The more interest-rate-sensitive areas of the bond market sold off sharply, giving back some of the gains achieved earlier in the reporting period.

While we continue to believe that investors generally should remain diversified across multiple asset classes, including stocks and bonds, it may be a good idea to consider adjusting your portfolio in anticipation of a stronger economic environment and the possibility that the multi-year decline of interest rates has run its course. As always, we encourage you to talk with your financial advisor about ways to capture new opportunities and manage the risks of investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ LAWRENCE P. KEBLUSEK
Lawrence P. Keblusek
President
The Mellon Funds
September 15, 2003




DISCUSSION OF  FUND PERFORMANCE

Eric N. Gutterson, CFA, Portfolio Manager

How did Mellon Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund's Class M shares achieved a total return of 4.73% , and its Investor shares achieved a total return of 4.48%.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index"), the fund's benchmark, achieved a total return of 4.36% for the same period.(2)

The fund's positive overall returns were derived primarily from income, which offset modest price declines later in the reporting period as longer-term U.S. bond yields rose. The fund's returns exceeded the Index, primarily because of our emphasis on corporate bonds and the success of our security selection strategy in a highly volatile market environment.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund' s average effective portfolio duration will not exceed eight years.

What other factors influenced the fund's performance?

When the reporting period began, the bond market was dominated by a persistently weak economy and rising international tensions. Despite the Federal Reserve Board's (the "Fed") reduction of short-term interest rates by 50 basis points in November 2002, the economy continued to struggle through the first quarter of 2003 as consumers and businesses put their spending plans on hold in advance of the war in Iraq. After it became clear in late March that major combat would be over quickly, investors became more optimistic about the U.S. economy's prospects, and a variety of economic indicators began to show improvement. Nonetheless, the Fed reduced short-term interest rates by another 25 basis points at their meeting in late June, driving interest rates down to 45-year lows.

In this environment, very high-quality securities, such as U.S. Treasuries, became the asset of choice for most investors. As interest rates moved lower, U.S. Treasury bonds produced equity-like levels of capital appreciation. Corporate bonds also gained value, primarily because of ongoing progress by U.S. corporations toward improving their balance sheets. Investors began to sense greater stability in the corporate bond market early in the reporting period, driving prices of bonds from previously hard-hit industry groups and issuers dramatically higher from depressed levels. While mortgage-backed securities produced positive returns overall, their performance was constrained during much of the reporting period by high levels of prepayment activity, which was triggered by lower interest rates as a record number of homeowners refinanced their mortgages.

The fund particularly benefited from its emphasis on corporate bonds when their prices rose dramatically from depressed levels. In addition, a number of individual "fallen angels" that had hurt the fund's returns in earlier reporting periods -- including bonds of previously hard-hit cable, media and telecommunications companies -- rallied strongly as investors became more comfortable with corporate credit risk. In our view, the recovery of these holdings from distressed prices confirms the importance of a long-term perspective and a disciplined investment approach.

We maintained an underweighted position in U.S. government securities throughout the reporting period, primarily because we found what we believe were more attractive opportunities in other sectors. In addition, we generally maintained the fund's average duration -- a measure of the fund's price-sensitivity to changing interest rates -- in a range that we consider

                                                                The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

shorter than that of the Index. While this positioning detracted from the fund's relative returns as interest rates fell during the first 10 months of the reporting period, it helped the fund avoid a possibly greater negative impact from the rise in interest rates in July, when signs of stronger than expected domestic economic growth suggested that rates were unlikely to decline further.

What is the fund's current strategy?

We continue to position the fund for a return to more normalized market conditions by maintaining overweighted positions in the non-government market sectors. We continue to find value in corporate bonds, but we have trimmed the fund' s allocation to the corporate sector somewhat through the sale of selected issues -- particularly within the cable, media and telecommunications industries -- that, in our opinion, became fully valued. We redeployed some of those assets to other industry groups that, in our opinion, remain undervalued. We are also increasing the fund's allocation to mortgage-backed securities, which we believe may provide more attractive relative returns as refinancing activity moderates from historically high levels.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.
     S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon Bond Fund Class M shares and the Lehman Brothers Aggregate Bond Index

Average Annual Total Returns AS OF 8/31/03

                                           Inception                                                                        From
                                                Date             1 Year               5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                                     4.73%                5.65%              6.14%

INVESTOR SHARES                                 7/11/01            4.48%                  --                 --              5.52%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON BOND FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF TWO OTHER CTFS) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

DISCUSSION OF  FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Intermediate Bond Fund perform relative to its benchmark?

For  the  12-month  period  ended  August  31,  2003,  the fund's Class M shares achieved  a  total  return  of  4.77% , and its Investor shares achieved a total return of 4.51% .(1) In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the "Index"), the fund's benchmark, achieved a 5.25% total return for the same period.(2) The average total return of all funds reported in the fund's peer group, the Lipper Intermediate Investment Grade Debt Funds category, was 4.59% for the same period.(3)

The U.S. bond market experienced volatility, with gains achieved during the first 10 months of the reporting period largely offset by a sharp decline in July. The fund produced higher returns than its Lipper category average, primarily because of its relatively light exposure to mortgage-backed securities. However, the fund's returns trailed the return of the Index, which contains no mortgage-backed securities, due to weakness among a few corporate holdings early in the reporting period.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund' s investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

When the reporting period began, a struggling economy, a declining stock market and mounting geopolitical tensions had taken their toll on consumer and business confidence. To stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points in early November 2002.

As interest rates fell, prices of intermediate-term bonds in the more interest-rate-sensitive sectors rose. U.S. Treasury securities enjoyed particularly strong returns, but mortgage-backed securities rose less robustly as a record number of homeowners refinanced their mortgages, causing prepayments to surge. In the wake of 2002's accounting scandals, corporate bonds began the reporting period at depressed prices compared to historical norms. Investors apparently saw value in beaten-down corporate bonds, because they began a sustained rally during the fourth quarter of 2002, which continued as many corporations repaired their balance sheets.

Bond yields continued to trend lower through the first half of 2003. Even as geopolitical uncertainty eased, interest rates drifted lower as investors began to anticipate a further reduction of short-term rates from the Fed, which occurred in late June, lowering short-term interest rates to 1%, a 45-year low.

However, when signs of stronger economic growth emerged in July, investors apparently became concerned that interest rates had reached their lows, and the most severe six-week bond-market decline in U.S. history ensued. As a result, the more interest-rate-sensitive areas of the market gave back virtually all of their previous gains. Corporate bonds held up relatively well as investors became more comfortable with business conditions.



In this volatile economic environment, we gradually reduced the fund's holdings of mortgage-backed securities and gradually increased its holdings of corporate bonds. However, we kept the fund's average duration in a range we consider slightly shorter than average. This defensive posture hindered the fund's returns as interest rates fell, but we believe it helped the fund avoid a possibly greater negative impact from the market's decline in July.

What is the fund's current strategy?

As of the end of the reporting period, the fund's exposure to corporate securities was slightly less than the Index, with a focus on industrial and financial issuers of investment-grade bonds with maturities between eight and 12 years. The fund's holdings of U.S. Treasury securities were concentrated among shorter-term securities, which we believe should benefit over time from a relatively steep yield curve. The fund also held approximately 8% of its assets in mortgage-backed securities, primarily in collateralized mortgage obligations. Modest positions in U.S. government agency debentures, asset-backed securities and commercial mortgage-backed securities are designed to potentially enhance the fund' s yield in today's low interest-rate environment. In our view, these strategies represent a prudent course in a moderate-growth economy.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                 The Funds

FUND PERFORMANCE


     Comparison  of change in value of $10,000 investment in Mellon Intermediate
     Bond   Fund   Class   M   shares   and  the  Lehman  Brothers  Intermediate
     Government/Credit Bond Index

Average Annual Total Returns AS OF 8/31/03

                                           Inception                                                                        From
                                                Date            1 Year               5 Years           10 Years         Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                                    4.77%                5.68%              5.58%

INVESTOR SHARES                                 7/11/01           4.51%                 --                 --              6.05%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON INTERMEDIATE BOND FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



DISCUSSION OF  FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did Mellon Short Term U.S. Government Securities Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund's Class M shares achieved a total return of 1.68% , and its Investor shares achieved a total return of 1.78%.(1) In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the "Index"), the fund's benchmark, achieved a total return of 2.59% for the same period.(2) The average total return of all funds reported in the fund's peer group, the Lipper Short U.S. Government Funds category, was 1.78% for the same period.(3)

Gains achieved by U.S. government securities during the first 10 months of the reporting period were largely offset by sharp declines in July. The fund's returns roughly matched that of its Lipper category average. However, the fund's returns trailed the return of the Index, primarily because of a surge in prepayments of principal to mortgage-backed securities as homeowners refinanced their mortgages. The fund's performance lagged relative to the Index because the Index contains no mortgage-backed securities, and therefore was not subject to the effects of mortgage prepayments.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association ("Ginnie Mae") , the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation (" Freddie Mac" ) and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund' s average effective portfolio maturity and its average effective portfolio duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

When the reporting period began, a struggling economy, a declining stock market and mounting geopolitical tensions had taken their toll on consumer and business confidence. To stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points in November 2002. As interest rates fell, prices of U.S. Treasury securities enjoyed strong returns, but prices of mortgage-backed securities rose less robustly as a record number of homeowners refinanced their mortgages, causing prepayments to surge and returning principal to bondholders.

Yields of U.S. Treasury securities continued to trend lower through the first half of 2003. Even as geopolitical uncertainty waned, interest rates drifted lower as investors began to anticipate a further reduction of short-term rates from the Fed, which occurred in late June, lowering short-term interest rates to 1%, a 45-year low.

However, when signs of stronger economic growth emerged in July, investors became concerned that interest rates had reached their lows, and the most severe six-week decline in the history of the U.S. bond market ensued. As a result, U.S. government securities gave back virtually all of the gains they had achieved earlier in the reporting period.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In this volatile environment, we used mortgage-backed securities to enhance the fund' s yield in the prevailing low interest-rate environment. Although total returns from mortgage-backed securities trailed the averages, the fund's holdings held up relatively well because of our focus on relatively short-term mortgages, such as adjustable-rate loans, that were less likely to be refinanced.

Although volatility among U.S. government agency debentures increased when accounting irregularities at Freddie Mac came to light, the fund' s short-maturity holdings were relatively unaffected and generally continued to offer significantly higher yields than U.S. Treasuries.

Finally, we kept the fund's average duration in a range we consider slightly shorter than average. This defensive posture hindered the fund's returns as interest rates fell, but we believe it helped the fund avoid a possibly greater negative impact from the market's decline in July.

What is the fund's current strategy?

As of the end of August, the fund's holdings consisted of approximately 37% U.S. government agency debentures, 21% mortgage-backed securities and 42% U.S. Treasury securities. In contrast, the Index was comprised of 61% Treasuries and 39% U.S. government agency debentures and we currently plan to maintain some exposure to mortgage-backed securities. What' s more, we have continued to maintain the fund' s average duration in a range that is slightly shorter than average. These strategies are designed to potentially enhance the fund's yield while managing risks in today's low interest-rate, moderate growth economy.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon Short-Term U.S. Government Securities Fund Class M shares and the Lehman Brothers 1-3
Year U.S. Government Index

Average Annual Total Returns AS OF 8/31/03

                                           Inception                                                                        From
                                                Date            1 Year                5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                                    1.68%                 4.99%             5.01%

INVESTOR SHARES                                 7/11/01           1.78%                  --                 --              3.91%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

                                                                 The Funds




STATEMENT OF INVESTMENTS

August 31, 2003

MELLON BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
BONDS AND NOTES--98.2%                                                                  Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.-CREDIT CARDS--1.2%

Bank One Issuance Trust,

    Ser. 2003-C3, Cl. C3,
    4.77%, 2016                                                                        11,000,000 (a)                   9,942,109

ASSET-BACKED CTFS.-OTHER--.8%

Atlantic City Electric Transition
    Funding, Ser. 2002-1,
    Cl. A1, 2.89%, 2010                                                                 7,000,000                       7,048,420

AUTOMOTIVE--1.3%

Ford Motor, Global Landmark
    Securities, 7.45%, 2031                                                             8,745,000 (a)                   7,790,693

General Motors,

    Sr. Notes, 8.375%, 2033                                                             3,300,000 (a)                   3,270,571

                                                                                                                       11,061,264

BANK & FINANCE--12.2%

Associates Corp. of North America,

    Sr. Notes, 6.25%, 2008                                                              1,825,000                       2,018,468

Axa Financial,

    Sr. Notes, 7.75%, 2010                                                              5,650,000                       6,577,690

Bank of America,

    Sr. Notes, 3.25%, 2008                                                              8,850,000 (a)                   8,548,693

Bear Stearns & Cos.,

    Notes, 2.875%, 2008                                                                 7,000,000                       6,616,050

Boeing Capital,

    Notes, 6.5%, 2012                                                                   3,300,000 (a)                   3,482,134

CIT Group:

    Sr. Notes, 4%, 2008                                                                 1,800,000 (a)                   1,783,984

    Sr. Notes, 4.125%, 2006                                                             5,500,000                       5,646,338

    Sr. Notes, 5.75%, 2007                                                              3,000,000 (a)                   3,194,208

Citigroup,

    Notes, 5.5%, 2006                                                                   4,050,000 (a)                   4,322,780

Countrywide Home Loans:

    Gtd. Medium-Term Notes,
        Ser. J, 5.5%, 2006                                                              5,680,000                       6,031,848

    Medium-Term Notes,
        3.25%, 2008                                                                     3,115,000 (a)                   2,977,245

Fifth Third Bancorp,

    Sub. Notes, 4.5%, 2018                                                              4,000,000 (a)                   3,571,676

Fleet Financial,

    Sub. Notes, 6.375%, 2008                                                            4,475,000                       4,918,705

GMAC,

    Sub. Notes, 6.125%, 2006                                                            8,275,000                       8,640,300

Goldman Sachs,

    Notes, 4.75%, 2013                                                                  6,500,000 (a)                   6,158,776

HSBC,

    Sub. Notes, 5.25%, 2012                                                             2,650,000                       2,647,647

International Lease Finance,

    Notes, 3.75%, 2007                                                                  9,325,000 (a)                   9,442,038

Kredit Fuer Wiederaufbau,

    Global Notes, 3.375%, 2008                                                          4,390,000 (a)                   4,366,162

Lehman Brothers,

    Notes, 6.25%, 2006                                                                  4,135,000                       4,506,207

Merrill Lynch & Co.,

    Medium-Term Notes,
    3.125%, 2008                                                                        2,425,000                       2,332,467

Wells Fargo & Co.,

    Notes, 3.12%, 2008                                                                  2,425,000                       2,345,019

Westpac Banking,

    Bonds, 4.625%, 2018                                                                 3,825,000                       3,484,169

                                                                                                                      103,612,604

COLLATERALIZED MORTGAGE
    OBLIGATIONS--4.3%

ABN Amro Mortgage,

    Ser. 2002-1A, Cl. M,
    5.637%, 2032                                                                        2,942,404 (b)                   3,037,443

Federal Home Loan Mortgage
    Corp., Multiclass Mortgage
    Participation Ctfs., REMIC:

        Ser. 1660, Cl. H,
            6.5%, 1/15/2009                                                             5,879,802                       6,236,412

        Ser. 2019, Cl. D,
            6.5%, 7/15/2021                                                             2,678,801                       2,705,254

        Ser. 2480, Cl. PD,
            6%, 11/15/2031                                                              5,573,000                       5,630,909

        Ser. 2503, Cl. PG,
            6%, 4/15/2031                                                               4,940,000                       5,082,538

Federal National Mortgage
    Association, REMIC Trust,
    Pass-Through Ctfs., Ser. 1992-18,
    Cl. HC, 7.5%, 3/25/2007                                                             1,293,037                       1,364,167

Washington Mutual
    Mortgage Securities:

        Ser. 2002-AR4, Cl. A1,
            5.535%, 2032                                                                2,151,378 (b)                   2,191,758

        Ser. 2002-AR4, Cl. A7,
            5.535%, 2032                                                                5,683,636 (b)                   5,824,821

        Ser. 2002-AR5, Cl. 1A3,
            4.695%, 2032                                                                3,074,818 (b)                   3,109,127

Wells Fargo Mortgage Backed
    Securities Trust, Ser. 2002-B,
    Cl. B1, 6.15%, 2032                                                                 1,045,106 (b)                   1,059,200

                                                                                                                       36,241,629

Mellon Bond Fund (continued)
Bond and Notes (continued)

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--1.8%

Asset Securitization,
    Ser.1995-MD IV,
    Cl. A-1, 7.10%, 2029                                                                4,993,637                       5,324,967

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A-2,
        6.562%, 2031                                                                    8,750,000                       9,491,388

                                                                                                                       14,816,355

FOREIGN/GOVERNMENTAL--.8%

Province of Ontario,

    Sr. Bonds, 5.5%, 2008                                                               6,500,000                       6,963,639

INDUSTRIALS--4.6%

Emerson Electric,

    Notes, 5%, 2014                                                                     4,500,000                       4,448,120

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   4,000,000                       4,319,400

General Electric,

    Notes, 5%, 2013                                                                     7,000,000 (a)                   6,910,757

Pemex Project Funding Master Trust:

    Bonds, 7.875%, 2009                                                                 7,840,000 (a)                   8,702,400

    Notes, 7.375%, 2014                                                                 6,925,000 (c)                   7,132,750

Union Pacific,

    Notes, 5.375%, 2033                                                                 4,000,000 (a)                   3,502,728

Waste Management,

    Sr. Notes, 6.5%, 2008                                                               3,865,000                       4,219,822

                                                                                                                       39,235,977

MEDIA & TELECOMMUNICATIONS--5.8%

AOL Time Warner,

    Notes, 6.875%, 2012                                                                 3,075,000 (a)                   3,348,721

AT&T Wireless Services,

    Sr. Notes, 7.875%, 2011                                                             3,575,000                       4,045,145

Clear Channel Communications,

    Bonds, 4.9%, 2015                                                                   4,800,000                       4,427,155

Comcast:

    Bonds, 7.05%, 2033                                                                  2,395,000 (a)                   2,496,778

    Notes, 5.3%, 2014                                                                   2,975,000                       2,870,435

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             4,775,000                       5,272,073

Qwest Capital Funding,

    Notes, 7.25%, 2011                                                                  7,060,000 (a,c)                 6,001,000

Sprint Capital,

    Gtd. Sr. Notes, 6.125%, 2008                                                        4,800,000                       4,991,750

Time Warner,

    Gtd. Deb., 6.95%, 2028                                                              4,350,000                       4,391,925

Verizon Global Funding,

    Notes, 4.375%, 2013                                                                 6,075,000 (a)                   5,623,281

Vodafone,

    Bonds, 4.625%, 2018                                                                 7,000,000                       6,210,701

                                                                                                                       49,678,964

REAL ESTATE
    INVESTMENT TRUST--1.1%

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              8,525,000                       9,583,575

TECHNOLOGY--1.2%

IBM,

    Sr. Notes, 4.75%, 2012                                                             10,750,000                      10,525,121

U.S. GOVERNMENT--17.7%

U.S. Treasury Bonds,

    5.375%, 2/15/2031                                                                  31,575,000 (a)                  32,263,019

U.S. Treasury Notes:

    2.625%, 5/15/2008                                                                   6,025,000 (a)                   5,836,719

    3.625%, 5/15/2013                                                                   1,765,000 (a)                   1,661,306

    4%, 11/15/2012                                                                     17,505,000 (a)                  16,978,450

    4.375%, 5/15/2007                                                                  36,870,000 (a)                  38,805,675

    5.75%, 11/15/2005                                                                  14,690,000                      15,850,281

    5.875%, 11/15/2004                                                                 22,000,000 (a)                  23,167,760

    6.5%, 10/15/2006                                                                   14,030,000 (a)                  15,659,891

                                                                                                                      150,223,101

U.S. GOVERNMENT AGENCIES--9.4%

Federal Farm Credit Banks:

    Bonds, 1.875%, 1/16/2007                                                            9,665,000 (a)                   9,278,400

    Bonds, 2.25%, 9/1/2006                                                              9,230,000 (a)                   9,090,904

    Bonds, 2.625%, 12/15/2005                                                           4,000,000                       4,030,764

Federal Home Loan Banks:

    Bonds, Ser. 392,
        2.5%, 3/15/2006                                                                15,920,000 (a)                  15,920,000

    Bonds, Ser. 419,
        3.5%, 4/22/2008                                                                 5,220,000                       5,157,183

Federal Home Loan
    Mortgage Corp.:

        Notes, 2.375%, 5/19/2006                                                        8,965,000                       8,904,190

        Notes, 3.125%, 8/25/2006                                                        7,650,000                       7,705,577

        Notes, 5.75%, 4/29/2009                                                         8,600,000                       8,820,306

        Notes, 5.875%, 3/21/2011                                                        7,465,000 (a)                   7,817,161

Federal National
    Mortgage Association,

    Notes, 2.875%, 5/19/2008                                                            3,235,000 (a)                   3,105,374

                                                                                                                       79,829,859

                                                                                                                 The Funds
Statement of Investments (continued)
Mellon Bond Fund (continued)
Bonds and Notes (continued)

U.S. GOVERNMENT AGENCIES/
    MORTGAGE BACKED--34.0%

Federal Home Loan Mortgage Corp.:

    4.5%, 6/1/2018                                                                     17,551,017                      17,249,315

    5.5%, 9/1/2006-5/1/2033                                                            35,419,567                      35,602,268

    5.685%, 7/1/2031                                                                    3,423,299 (b)                   3,545,031

    6%, 7/1/2017-11/2032                                                               43,455,012                      44,599,503

    6.5%, 8/1/2031-7/1/2032                                                             9,712,699                      10,061,677

    7%, 4/1/2032                                                                        8,781,337                       9,252,624

    8.5%, 6/1/2018                                                                      7,599,571 (a)                   8,314,387

Federal National
    Mortgage Association:

        5%, 6/1/2018-8/1/2033                                                          27,722,610                      27,183,919

        5.5%, 12/1/2017-1/1/2018                                                       18,382,438                      18,790,161

        6%, 11/1/2032                                                                  24,378,502 (a)                  24,789,767

        6.5%, 3/1/2017-8/1/2032                                                        27,780,763                      28,885,477

        7%, 6/1/2009-6/1/2032                                                          13,713,488                      14,460,987

        7.5%, 7/1/2032                                                                  5,606,144                       5,960,004

        8%, 7/1/2007-2/1/2013                                                           3,858,593                       4,124,991

Government National
    Mortgage Association I:

        6%, 10/15/2008-5/15/2009                                                        3,094,224                       3,246,354

        6.5%, 2/15/2024-4/20/2031                                                      14,458,519                      15,057,410

        7%, 5/15/2023-12/15/2023                                                        7,881,430                       8,383,871

        7.5%, 3/15/2027                                                                 2,655,495                       2,837,211

        8%, 5/15/2007-2/15/2008                                                         2,412,198                       2,562,830

        9%, 12/15/2009                                                                  4,007,069                       4,345,145

                                                                                                                      289,252,932

UTILITIES--2.0%

Cincinnati Gas & Electric,

    Deb., 5.7%, 2012                                                                    4,290,000                       4,400,669

Dominion Resources,

    Sr. Notes, Ser. B, 7.625%, 2005                                                     7,065,000                       7,712,076

Southern Power,

    Bonds, 4.875%, 2015                                                                 5,000,000 (c)                   4,612,310

                                                                                                                       16,725,055

TOTAL BONDS AND NOTES

    (cost $834,174,831)                                                                                               834,740,604
                                                                                                                                   -

SHORT-TERM INVESTMENTS--4.0%
                                                                               -

REPURCHASE AGREEMENTS;

J.P. Morgan Chase & Co.,

  .9%, dated 8/29/2003, due
  9/2/2003 in the amount of
  34,116,411 (fully collateralized
  by $24,832,000 U.S. Treasury
  Bonds, 8.75%, 5/15/2017

  value $35,437,509)

    (cost $34,113,000)                                                                 34,113,000                      34,113,000
                                                                                                                                   -

INVESTMENT OF CASH COLLATERAL
     FOR SECURITIES LOANED--26.2%                                                         Shares                         Value ($)
                                                                                                                                   -

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

    (cost $222,849,607)                                                               222,849,607                     222,849,607
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $1,091,137,438)                                                                  128.4%                   1,091,703,211

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                       (28.4%)                   (241,378,238)

NET ASSETS                                                                                 100.0%                     850,324,973

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $232,329,018 AND THE
     TOTAL  MARKET  VALUE OF THE  COLLATERAL  HELD BY THE FUND IS  $239,048,693,
     CONSISTING OF CASH COLLATERAL OF $222,849,607,  U.S.  GOVERNMENT AND AGENCY
     SECURITIES VALUED AT $7,810,522 AND LETTERS OF CREDIT VALUED AT $8,388,564.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2003, THESE SECURITIES AMOUNTED TO $17,746,060 OR 2.1% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

August 31, 2003

MELLON INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
BONDS AND NOTES--96.1%                                                                 Amount ($)                      Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET--BACKED CTFS.-
    CREDIT CARDS--.8%

Bank One Issuance Trust,

    Ser. 2003-C3,
        Cl. C3, 4.77%, 2016                                                             4,275,000                       3,863,865

ASSET--BACKED CTFS.--
    HOME EQUITY LOANS--.4%

EQCC, Home Equity Loan Trust,

    Ser. 1996-4, Cl. A7, 7.14%, 2023                                                    1,753,999                       1,758,331

ASSET-BACKED--OTHER--.9%

Atlantic City Electric
    Transition Funding, Ser. 2002-1,
    Cl. A1, 2.89%, 2010                                                                 4,000,000                       4,027,668

BANK & FINANCE--22.9%

AXA Financial,

    Sr. Notes, 7.75%, 2010                                                              3,125,000                       3,638,103

Associates Corp. of North America:

    Sr. Notes, 6.25%, 2008                                                              1,000,000                       1,106,010

    Deb., 6.95%, 2018                                                                   3,065,000                       3,448,241

BSCH Issuances,

    Gtd. Sub. Notes, 7.625%, 2010                                                       1,250,000                       1,474,090

Bank of America,

    Sr. Notes, 3.25%, 2008                                                              4,300,000 (a)                   4,153,602

Bear Stearns Cos.,

    Notes, 2.875%, 2008                                                                 5,000,000                       4,725,750

Boeing Capital,

    Notes, 6.5%, 2012                                                                     935,000 (a)                     986,605

CIT Group:

    Sr. Notes, 4%, 2008                                                                   900,000 (a)                     891,992

    Sr. Notes, 4.125%, 2006                                                             3,050,000 (a)                   3,131,151

    Sr. Notes, 5.75%, 2007                                                              1,380,000 (a)                   1,469,336

Citigroup,

    Notes, 5.5%, 2006                                                                   5,025,000 (a)                   5,363,449

Countrywide Home Loans:

    Gtd. Medium-Term Notes,
        Ser. J, 5.5%, 2006                                                              3,020,000                       3,207,074

    Medium-Term Notes,
        3.25%, 2008                                                                     2,130,000                       2,035,805

Fifth Third Bancorp:

    Notes, 3.375%, 2008                                                                 2,800,000                       2,744,235

    Sub. Notes, 4.5%, 2018                                                              4,100,000 (a)                   3,660,968

Fleet Financial,

    Notes, 6.375%, 2008                                                                 1,750,000                       1,923,516

Ford Motor Credit,

    Notes, 7.6%, 2005                                                                   3,725,000 (a)                   3,970,198

GMAC:

    Notes, 6.125%, 2006                                                                 3,525,000                       3,680,611

    Notes, 7.25%, 2011                                                                  8,750,000                       8,982,558

General Electric Capital,

    Notes, 3.5%, 2008                                                                   5,885,000                       5,781,100

Goldman Sachs:

    Notes, 4.75%, 2013                                                                  2,375,000                       2,250,322

    Bonds, 7.625%, 2005                                                                 3,000,000 (a)                   3,306,876

HSBC, Sub. Notes, 5.25%, 2012                                                           5,400,000                       5,395,205

Heller Financial,

    Notes, 6.375%, 2006                                                                 4,635,000                       5,060,150

International Lease Finance:

    Notes, 3.75%, 2007                                                                  1,325,000 (a)                   1,341,630

    Notes, 5.875%, 2013                                                                 3,250,000                       3,303,102

J.P. Morgan Chase & Co.,

    Sub. Notes, 6.75%, 2011                                                             1,750,000                       1,940,442

Lehman Brothers:

    Notes, 6.25%, 2006                                                                  2,265,000                       2,468,334

    Notes, 7%, 2008                                                                       595,000                         661,587

Merrill Lynch & Co.,

    Medium-Term Notes,
    3.125%, 2008                                                                        5,000,000                       4,809,210

Morgan Stanley Dean Witter,

    Notes, 6.1%, 2006                                                                   1,845,000                       1,993,967

Prudential Financial,

    Medium-Term Notes,
    Ser. B, 4.5%, 2013                                                                  3,660,000                       3,429,621

Wells Fargo & Co.,

    Notes, 3.12%, 2008                                                                  5,000,000                       4,835,090

                                                                                                                      107,169,930

COLLATERALIZED MORTGAGE
    OBLIGATIONS--4.2%

ABN Amro Mortgage, Ser. 2002-1A,
    Cl. M, 5.635%, 2032                                                                 1,226,002                       1,265,602

Federal Home Loan Mortgage
    Corp., Multiclass Mortgage
    Participation Ctfs., REMIC:

        Ser. 2134, Cl. PM,
            5.5%, 3/15/2014                                                             5,250,000                       5,489,873

        Ser. 2480, Cl. PD,
            6%, 11/15/2031                                                              2,475,000                       2,500,717

        Ser. 2503, Cl. PG,
            6%, 4/15/2031                                                               1,735,000                       1,785,061

Federal National Mortgage Association,

  REMIC Trust, Pass-Through Ctfs.,

        Ser 2002-65, Cl. HC,
            5%, 10/25/2017                                                              4,465,000                       4,361,496

        Ser. 2002-71, Cl. KM,
            5%, 11/25/2017                                                              4,250,000                       4,036,455

                                                                                                                       19,439,204


                                                                                                                 The Funds
Statement of Investments (continued)
Mellon Intermediate Bond Fund (continued)
Bonds and Notes (continued)

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--1.0%

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A-2,
        6.562%, 2031                                                                    4,250,000                       4,610,103

FOODS--1.5%

Kellogg,

    Sr. Notes, 2.875%, 2008                                                             3,000,000                       2,866,074

Sara Lee,

    Notes, 3.875%, 2013                                                                 4,540,000                       4,104,119

                                                                                                                        6,970,193

FOREIGN GOVERNMENTAL--2.3%

Canada Government,

    Bonds, 6.375%, 2004                                                                 1,500,000 (a)                   1,586,342

Province of Ontario,

    Sr. Bonds, 5.5%, 2008                                                               7,200,000                       7,713,569

Republic of Italy,

    Bonds, 5.25%, 2004                                                                  1,500,000                       1,522,606

                                                                                                                       10,822,517

INDUSTRIAL--3.6%

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   1,750,000                       1,889,738

Pemex Project Funding Master Trust:

    Notes, 7.375%, 2014                                                                 4,150,000 (b)                   4,274,500

    Notes, 7.875%, 2009                                                                 3,600,000 (a)                   3,996,000

Phillips Petroleum,

    Notes, 8.75%, 2010                                                                  3,525,000                       4,297,708

Waste Management,

    Sr. Notes, 6.5%, 2008                                                               1,960,000                       2,139,936

                                                                                                                       16,597,882

MEDIA & TELECOMMUNICATIONS--6.8%

AOL Time Warner,

    Notes, 6.875%, 2012                                                                 4,275,000 (a)                   4,655,539

AT&T Wireless Services,

    Sr. Notes, 7.875%, 2011                                                             2,600,000                       2,941,923

Clear Channel Communications,

    Bonds, 4.9%, 2015                                                                   2,800,000                       2,582,507

Comcast:

    Notes, 5.3%, 2014                                                                   3,600,000                       3,473,467

    Sr. Notes, 6.875%, 2009                                                             1,950,000                       2,152,993

Qwest Capital Funding,

    Notes, 7.25%, 2011                                                                  3,915,000 (a,b)                 3,327,750

Sprint Capital,

    Gtd. Sr. Notes, 6.125%, 2008                                                        2,250,000                       2,339,883

Verizon Global Funding,

    Notes, 4.375%, 2013                                                                 3,120,000 (a)                   2,888,006

Verizon Virginia,

    Deb., Ser. A, 4.625%, 2013                                                          3,400,000                       3,219,222

Vodafone,

    Bonds, 4.625%, 2018                                                                 5,000,000                       4,436,214

                                                                                                                       32,017,504

REAL ESTATE INVESTMENT TRUSTS--2.5%

ERP Operating,

    Notes, 7.125%, 2017                                                                 4,000,000                       4,417,812

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              6,375,000                       7,166,603

                                                                                                                       11,584,415

RESIDENTIAL MORTGAGE
    PASS-THROUGH CTFS.--.9%

Washington Mutual
    Mortgage Securities:

        Ser. 2002-AR4,
            Cl. A1, 5.54%, 2032                                                           942,282                         959,968

        Ser. 2002-AR4,
            Cl. A7, 5.54%, 2032                                                         2,557,636                       2,621,168

Wells Fargo Mortgage
    Backed Securities Trust,

    Ser. 2002-B, Cl. B1, 6.15%, 2032                                                      467,958                         474,269

                                                                                                                        4,055,405

TECHNOLOGY--.9%

IBM,

    Sr. Notes, 4.75%, 2012                                                              4,500,000                       4,405,864

U.S. GOVERNMENT--26.5%

U.S. Treasury Notes:

    4.375%, 5/15/2007                                                                  14,960,000 (a)                  15,745,400

    5.75%, 11/15/2005                                                                  19,290,000 (a)                  20,809,088

    5.875%, 11/15/2004                                                                 51,000,000 (a)                  53,707,082

    6.5%, 8/15/2005                                                                    12,835,000 (a)                  13,964,993

    6.5%, 10/15/2006                                                                   17,870,000 (a)                  19,955,608

                                                                                                                      124,182,171

U.S. GOVERNMENT AGENCIES--16.3%

Federal Farm Credit Banks:

    Bonds, 1.875%, 1/16/2007                                                            1,875,000 (a)                   1,800,000

    Bonds, 2.125%, 8/15/2005                                                            9,785,000                       9,797,437

    Bonds, 2.25%, 9/1/2006                                                              4,500,000 (a)                   4,432,185

    Bonds, 2.5%, 11/15/2005                                                             2,510,000 (a)                   2,524,924

    Bonds, 2.625%, 12/15/2005                                                           4,750,000 (a)                   4,786,532

Federal Home Loan Banks:

    Bonds, Ser. 1Y06,
        2.375%, 2/15/2006                                                               6,480,000 (a)                   6,466,554

    Bonds, Ser. 392,
        2.5%, 3/15/2006                                                                 4,500,000 (a)                   4,500,000

Mellon Intermediate Bond Fund (continued)
Bonds and Notes (continued)
U.S. Government Agencies (continued)

Federal Home Loan Banks (continued):

    Bonds, Ser. 375,
        2.5%, 12/15/2005                                                                4,250,000 (a)                   4,270,923

    Bonds, Ser. 419,
        3.5%, 4/22/2008                                                                 2,715,000                       2,682,328

    Bonds, Ser. S706,
        5.375%, 5/15/2006                                                               5,510,000                       5,900,912

Federal Home Loan Mortgage Corp.:

    Notes, 2.375%, 5/19/2006                                                            5,895,000                       5,855,014

    Notes, 2.625%, 2/6/2006                                                             3,745,000                       3,760,066

    Notes, 3.125%, 8/25/2006                                                            6,350,000                       6,396,133

    Notes, 5.75%, 4/29/2009                                                             3,750,000                       3,846,064

    Sub. Notes, 5.875%, 3/21/2011                                                       4,915,000 (a)                   5,146,865

Federal National Mortgage Association,

    Notes, 2.875%, 5/19/2008                                                            1,695,000                       1,627,081

Tennessee Valley Authority,

    Deb., Ser. A, 6.375%, 6/15/2005                                                     2,500,000 (a)                   2,690,793

                                                                                                                       76,483,811

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--2.6%

Federal Home Loan Mortgage Corp.:

    4.5%, 11/1/2007                                                                     3,466,382                       3,488,047

    4.925%, 11/1/2032                                                                   2,829,120 (c)                   2,920,512

    6.%, 12/1/2004                                                                        873,549                         893,475

    6.5%, 3/1/2004                                                                         96,115                          98,308

Federal National
    Mortgage Association:

        5.5%, 6/1/2006                                                                  1,165,661                       1,188,240

        7%, 6/1/2009                                                                      990,231                       1,051,190

Government National
    Mortgage Association I:

        6.5%, 9/15/2013                                                                 1,654,969                       1,750,130

        8%, 2/15/2008                                                                     812,518                         867,102

                                                                                                                       12,257,004

UTILITIES--2.0%

Cincinnati Gas & Electric,

    Notes, 5.7%, 2012                                                                   1,960,000                       2,010,562

Dominion Resources,

    Sr. Notes, Ser. B, 7.625%, 2005                                                     4,175,000                       4,557,384

Southern Power,

    Bonds, 4.875%, 2015                                                                 3,000,000 (b)                   2,767,386

                                                                                                                        9,335,332

TOTAL BONDS AND NOTES
    (cost $447,882,384)                                                                                               449,581,199

SHORT TERM INVESTMENTS--2.7%

REPURCHASE AGREEMENTS;

J.P. Morgan Chase & Co.,

  .9%, dated 8/29/2003

  due 9/2/2003 in the amount

  of $12,882,288 (fully collateralized

  by $9,376,000 U.S. Treasury

  Bonds, 8.75%, 5/15/2017,

  value $13,380,400)

    (cost $12,881,000)                                                                 12,881,000                      12,881,000

INVESTMENT OF CASH COLLATERAL
     FOR SECURITIES LOANED--33.3%                                                         Shares                        Value ($)

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

    (cost $155,666,508)                                                               155,666,508                     155,666,508

TOTAL INVESTMENTS
    (cost $616,429,892)                                                                    132.1%                     618,128,707

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                       (32.1%)                    (150,200,378)

NET ASSETS                                                                                 100.0%                     467,928,329

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $159,581,392 AND THE
     TOTAL  MARKET  VALUE OF THE  COLLATERAL  HELD BY THE FUND IS  $164,820,177,
     CONSISTING OF CASH COLLATERAL OF $155,666,508,  U.S.  GOVERNMENT AND AGENCY
     SECURITIES VALUED AT $2,993,842 AND LETTERS OF CREDIT VALUED AT $6,159,827.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2003, THESE SECURITIES AMOUNTED TO $10,369,636 OR 2.2% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF INVESTMENTS

August 31, 2003

MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
BONDS AND NOTES--93.5%                                                                 Amount ($)                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.--.6%

Student Loan Mortgage Association,

    Ser. 2003-4, Cl. A1,
    1.11875%, 3/16/2009                                                                   792,340                         792,786

COLLATERALIZED
    MORTGAGE OBLIGATIONS--2.0%

Federal Home Loan Mortgage Corp.,
    Multiclass Mortgage
    Participation Ctfs. REMIC:

        Ser. 2495, Cl. UC, 5%, 7/15/2032                                                  856,674                         874,333

        Ser. 2577, Cl. KL, 6%, 2/15/2033                                                  752,161                         754,073

Federal National Mortgage Association:

  REMIC Trust, Gtd. Pass-Through Ctfs.,

        Ser. 2002-33, Cl. B,
            6%, 2/25/2031                                                                 174,395                         175,549

        Ser. 2002-91, Cl. QA,
            5%, 10/25/2005                                                                967,270                         979,947

                                                                                                                        2,783,902

U.S. GOVERNMENT--35.5%

U.S. Treasury Notes:

    2%, 11/30/2004                                                                      6,000,000 (a)                   6,044,064

    5.75%, 11/15/2005                                                                  12,500,000 (a)                  13,484,375

    5.875%, 11/15/2004                                                                 13,000,000 (a)                  13,690,040

    6%, 8/15/2004                                                                       1,500,000 (a)                   1,567,380

    6.5%, 10/15/2006                                                                    1,000,000 (a)                   1,116,710

    6.75%, 5/15/2005                                                                   12,750,000 (a)                  13,819,725

                                                                                                                       49,722,294

U.S. GOVERNMENT AGENCIES--35.1%

Federal Farm Credit Banks:

    Bonds, 1.875%, 1/16/2007                                                            2,000,000                       1,920,000

    Bonds, 2.125%, 8/15/2005                                                            3,340,000                       3,344,245

    Bonds, 2.25%, 9/1/2006                                                              1,000,000 (a)                     984,930

    Bonds, 2.625%, 12/15/2005                                                             500,000                         503,846

Federal Home Loan Banks:

    Bonds, Ser. 314,
        3.375%, 6/15/2004                                                               2,825,000                       2,870,906

    Bonds, Ser. 375,
        2.5%, 12/15/2005                                                                1,000,000                       1,004,923

    Bonds, Ser. 392,
        2.5%, 3/15/2006                                                                 2,000,000 (a)                   2,000,000

    Bonds, Ser. 407,
        2.5%, 3/24/2006                                                                 1,110,000                       1,110,546

    Bonds, Ser. 2704,
        4.125%, 11/15/2004                                                              2,500,000 (a)                   2,578,125

    Bonds, Ser. 1Y06,
        2.375%, 2/15/2006                                                               2,815,000 (a)                   2,809,159

    Bonds, Ser. EY06,
        5.25%, 8/15/2006                                                                1,225,000                       1,308,469

    Bonds, Ser. S706,
        5.375%, 5/15/2006                                                               1,605,000                       1,718,868

Federal Home Loan Mortgage Corp.,

    Bonds, 2.1%, 10/7/2005                                                              1,000,000                         998,779

    Notes, 1.75%, 3/24/2006                                                             1,000,000                       1,001,324

    Notes, 2%, 2/18/2005                                                                  510,000                         510,802

    Notes, 2.5%, 9/26/2006                                                              1,500,000                       1,486,674

    Notes, 2.375%, 5/19/2006                                                            1,650,000                       1,638,808

    Notes, 3%, 4/25/2007                                                                2,000,000                       1,993,078

    Notes, 3.25%, 5/20/2004                                                               850,000                         861,688

    Notes, 3.5%, 5/19/2008                                                              2,000,000                       1,980,120

    Notes, 3.5%, 8/16/2005                                                                930,000                         949,694

    Notes, 3.65%, 1/23/2008                                                             2,440,000                       2,439,541

    Notes, 4.75%, 8/13/2009                                                             1,605,000                       1,630,380

    Notes, 5.25%, 1/15/2006                                                             1,000,000 (a)                   1,065,248

    Notes, 5.75%, 4/29/2009                                                               860,000                         882,031

Federal National
    Mortgage Association:

        Notes, 2.17%, 11/14/2005                                                        2,700,000                       2,698,458

        Notes, 2.32%, 10/21/2005                                                        1,000,000                       1,002,693

        Notes, 2.375%, 3/17/2006                                                        1,110,000                       1,109,139

        Notes, 2.875%, 5/19/2008                                                        2,500,000 (a)                   2,399,825

        Notes, 3.25%, 9/12/2005                                                         1,504,000                       1,504,841

Tennessee Valley Authority,

    Deb., Ser. A, 6.375%, 6/15/2005                                                       793,000 (a)                     853,519

                                                                                                                       49,160,659

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--20.3%

Federal Home Loan Mortgage Corp.:

    3.5%, 6/1/2008-8/1/2008                                                             5,282,297                       5,264,564

    4%, 2/1/2008-3/1/2010                                                               8,124,130                       8,124,136

    4.5%, 11/1/2007-12/1/2007                                                           3,054,121                       3,073,209

    4.925%, 11/1/2032                                                                     707,280 (b)                     730,128

    5.685%, 7/1/2031                                                                      351,108 (b)                     363,593

    6%, 12/1/2004                                                                         282,580                         289,026

Federal National Mortgage Association:

    4.5%, 1/1/2010                                                                        822,385                         826,497

    4.634%, 4/1/2032                                                                      601,841 (b)                     617,434

    4.709%, 5/1/2032                                                                    1,039,723 (b)                   1,063,149

    4.746%, 6/1/2032                                                                    1,069,434 (b)                   1,097,838

    4.849%, 5/1/2032                                                                      270,706 (b)                     278,865

    5.071%, 3/1/2032                                                                      498,090 (b)                     508,918

    5.619%, 6/1/2032                                                                      711,012 (b)                     737,547

    5.705%, 3/1/2032                                                                      282,463 (b)                     289,697

    5.841%, 6/1/2032                                                                    1,249,888 (b)                   1,289,834

Government National
    Mortgage Association I,

    6%, 12/15/2008-4/15/2009                                                            3,636,429                       3,811,672

                                                                                                                       28,366,107

TOTAL BONDS AND NOTES

    (cost $131,087,288)                                                                                               130,825,748


MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                                                          Principal
SHORT-TERM INVESTMENTS--6.2%                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

J.P. Morgan Chase & Co.,

  .9%, dated 8/29/2003,

  due 9/2/2003 in the amount of

  $8,698,870 (fully collateralized
  by $6,331,000  U.S. Treasury
  Bonds, 8.75%, 5/15/2017
  value $9,034,909)

    (cost $8,698,000)                                                                   8,698,000                       8,698,000


                                                                                          Shares                         Value ($)

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--28.8%
REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

    (cost $40,299,213)                                                                 40,299,213                      40,299,213

TOTAL INVESTMENTS (cost $180,084,501)                                                      128.5%                     179,822,961

LIABILITIES, LESS CASH AND RECEIVABLES                                                    (28.5%)                    (39,850,329)

NET ASSETS                                                                                 100.0%                     139,972,632

(A)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $42,302,715 AND THE
     TOTAL  MARKET  VALUE OF THE  COLLATERAL  HELD BY THE  FUND IS  $43,644,345,
     CONSISTING OF CASH  COLLATERAL OF $40,299,213,  U.S.  GOVERNMENT AND AGENCY
     SECURITIES VALUED AT $3,345,132.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                                                                                         Mellon
                                                                                       Mellon          Mellon        Short-Term
                                                                                         Bond     Intermediate  U.S. Government
                                                                                         Fund       Bond Fund   Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--

 See Statement of Investments(+)--Note 2(c)

  (including securities loaned)++--Note 2(b)                                    1,091,703,211      618,128,707       179,822,961

Receivable for investment securites sold                                           16,447,532        1,238,026              --

Receivable for shares of Beneficial Interest subscribed                                82,629           82,629               --

Dividend and interest receivable                                                    8,454,814        5,695,104         1,251,261

Paydowns receivable                                                                        --          193,356            77,325

Prepaid expenses                                                                       24,190           12,515            16,508

                                                                                1,116,712,376      625,350,337        181,168,055
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3(a)                              290,750          166,618             44,486

Due to Administrator--Note 3(a)                                                       101,739           55,940             16,914

Cash overdraft due to Custodian                                                     2,225,560        1,239,963            171,766

Liability for securities loaned--Note 2(b)                                        222,849,607      155,666,508         40,299,213

Payable for investment securities purchased                                        40,128,902              --                --

Payable for shares of Beneficial Interest redeemed                                    753,080          259,572            635,548

Accrued expenses                                                                       37,765           33,407             27,496

                                                                                  266,387,403      157,422,008         41,195,423
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                   850,324,973       467,928,329        139,972,632
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                   832,685,202      456,688,676        140,107,221

Accumulated undistributed investment income--net                                      542,118          476,303             86,314

Accumulated net realized gain (loss) on investments                                16,531,880        9,064,535             40,637

Accumulated net unrealized appreciation (depreciation) on investments                 565,773        1,698,815           (261,540)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                   850,324,973       467,928,329        139,972,632
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                                                  846,464,351      467,623,503        139,971,485

  Shares Outstanding                                                               65,529,515       36,057,660         11,023,752

  NET ASSET VALUE PER SHARE ($)                                                         12.92            12.97              12.70
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                                    3,860,622          304,826              1,147

  Shares Outstanding                                                                  299,162           23,419               90.1

  NET ASSET VALUE PER SHARE ($)                                                         12.90            13.02              12.73
------------------------------------------------------------------------------------------------------------------------------------

(+)  INVESTMENTS AT COST ($)                                                    1,091,137,438       616,429,892        180,084,501
------------------------------------------------------------------------------------------------------------------------------------

++ VALUE OF SECURITIES LOANED ($)                                                 232,329,018       159,581,392         42,302,715

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

                                                                                                                           Mellon
                                                                                       Mellon         Mellon           Short-Term
                                                                                         Bond    Intermediate     U.S. Government
                                                                                         Fund       Bond Fund     Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                           44,068,951       20,298,792          3,851,291

Income on securites lending                                                           149,484          129,844             19,782

TOTAL INCOME                                                                       44,218,435       20,428,636          3,871,073

EXPENSES:

Investment advisory fee--Note 3(a)                                                  3,647,454        1,840,181            419,721

Administration fee--Note 3(a)                                                       1,309,763          660,373            171,985

Custodian fees--Note 3(b)                                                              81,105           39,769             15,402

Registration fees                                                                      23,763           31,593             26,249

Auditing fees                                                                          24,704           22,680             24,516

Prospectus and shareholders' reports                                                    6,915            4,736              1,998

Legal fees                                                                              2,604               --                252

Trustees' fees and expenses--Note 3(c)                                                 42,288           23,724              6,052

Shareholder servicing costs--Note 3(b)                                                 10,292              867                441

Miscellaneous                                                                          17,670            8,753                422

TOTAL EXPENSES                                                                      5,166,558        2,632,676            667,038

Less--reduction in investment advisory
  fee due to undertaking--Note 3(a)                                                 (141,999)         (55,720)            (7,144)

NET EXPENSES                                                                        5,024,559        2,576,956            659,894

INVESTMENT INCOME--NET                                                             39,193,876       17,851,680          3,211,179
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                            21,021,492      11,634,071            836,692

Net unrealized appreciation (depreciation) on investments                        (16,559,641)      (8,743,236)        (2,354,548)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                              4,461,851        2,890,835        (1,517,856)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    43,655,727       20,742,515          1,693,323

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF CHANGES IN NET ASSETS

                                                                        Mellon Bond Fund              Mellon Intermediate Bond Fund
                                                                   --------------------------         -----------------------------
                                                                      Year Ended August 31,              Year Ended August 31,
                                                                   ---------------------------         ---------------------------
                                                                       2003(a)           2002           2003(a)           2002
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                              39,193,876     48,076,359           17,851,680     19,881,463

Net realized gain (loss) on investments                             21,021,492      4,381,816           11,634,071      5,103,551

Net unrealized appreciation (depreciation) on investments         (16,559,641)   (10,420,286)          (8,743,236)      (277,554)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     43,655,727     42,037,889           20,742,515     24,707,460
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                                    (42,669,078)   (49,096,522)         (20,497,599)   (21,250,710)

Investor Shares                                                      (166,606)      (231,256)             (11,727)        (3,552)

Net realized gain on investments:

Class M Shares                                                     (1,932,363)   (11,461,576)          (3,417,469)    (4,402,307)

Investor Shares                                                        (7,703)      (100,676)              (1,910)          (829)

TOTAL DIVIDENDS                                                   (44,775,750)   (60,890,030)         (23,928,705)   (25,657,398)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                                      69,550,829    116,255,976          114,141,992     84,735,713

Investor Shares                                                      1,365,325        210,216              252,744        121,118

Net assets received in connection with reorganization--Note 1:

Class M Shares                                                              --    277,051,234                   --             --

Investor Shares                                                             --      8,490,853                   --             --

Dividends reinvested:

Class M Shares                                                       5,946,666     12,920,722            3,875,914      4,714,366

Investor Shares                                                         60,655         90,419                7,230          4,381

Cost of shares redeemed:

Class M Shares                                                   (194,103,171)   (97,091,658)         (84,328,525)   (50,339,681)

Investor Shares                                                    (1,238,201)    (5,835,698)             (74,088)      (153,517)

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                               (118,417,897)    312,092,064           33,875,267     39,082,380

TOTAL INCREASE (DECREASE) IN NET ASSETS                          (119,537,920)    293,239,923           30,689,077     38,132,442
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                969,862,893    676,622,970          437,239,252    399,106,810

END OF PERIOD                                                      850,324,973    969,862,893          467,928,329    437,239,252

Undistributed investment income--net                                   542,118        101,255              476,303        121,563
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS M SHARES

Shares sold                                                          5,306,287      8,960,715            8,676,341      6,546,123

Shares issued in connection with reorganization--Note 1                     --     20,786,520                   --             --

Shares issued for dividends reinvested                                 454,834        993,618              295,911        362,026

Shares redeemed                                                   (14,835,802)    (7,512,924)          (6,433,388)    (3,883,123)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      (9,074,681)     23,227,929            2,538,864      3,025,026
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                            102,758         16,289               19,158          9,304

Shares issued in connection with reorganization--Note 1                     --        637,537                   --             --

Shares issued for dividends reinvested                                   4,641          6,976                  547            337

Shares redeemed                                                       (93,660)      (448,173)              (5,502)       (11,699)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           13,739        212,629               14,203        (2,058)

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                             Mellon Short-Term U.S. Government Securities Fund
                                                 ------------------------------
                                                        Year Ended August 31,
                                                  ------------------------------
                                                      2003(a)             2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              3,211,179       3,808,147

Net realized gain (loss) on investments               836,692       1,338,159

Net unrealized appreciation
        (depreciation) on investments               (2,354,548)        198,238

NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                    1,693,323       5,344,544
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                    (4,057,467)     (4,196,226)

Investor Shares                                       (2,853)            (42)

Net realized gain on investments:

Class M Shares                                      (271,963)       (603,288)

Investor Shares                                          (66)             (7)

TOTAL DIVIDENDS                                   (4,332,349)     (4,799,563)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                     90,188,195      37,661,356

Investor Shares                                     2,261,752              --

Dividends reinvested:

Class M Shares                                        713,842         644,020

Investor Shares                                           816              49

Cost of shares redeemed:

Class M Shares                                   (56,893,927)      (18,977,209)

Investor Shares                                   (2,264,845)              --

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS           34,005,833        19,328,216

TOTAL INCREASE (DECREASE) IN NET ASSETS           31,366,807        19,873,197
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               108,605,825      88,732,628

END OF PERIOD                                     139,972,632     108,605,825

Undistributed (distributions in excess of)

  investment income--net                               86,314          10,024
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS M SHARES

Shares sold                                         6,979,242       2,921,202

Shares issued for dividends reinvested                 55,364          49,916

Shares redeemed                                    (4,403,984)     (1,470,823)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,630,622       1,500,295
--------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                           175,049             --

Shares issued for dividends reinvested                     63               4

Shares redeemed                                      (175,104)            --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING               8               4

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.

                                                             Class M Shares                                Investor Shares
                                                     -------------------------------              -------------------------------
                                                          Year Ended August 31,                         Year Ended August 31,
                                                     --------------------------------             -------------------------------
 MELLON BOND FUND                                    2003(a)     2002(b)     2001(c)               2003      2002(b)     2001(d)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  12.95      13.15        12.50               12.94       13.15       12.94

Investment Operations:

Investment income--net                                  .56(e)     .67(e)       .70                 .54(e)      .63(e)      .10

Net realized and unrealized
  gain (loss) on investments                            .06       (.02)         .65                 .04        (.02)        .23

Total from Investment Operations                        .62        .65         1.35                 .58         .61         .33

Distributions:

Dividends from investment income--net                  (.62)      (.69)        (.70)               (.59)       (.66)       (.12)

Dividends from net realized gain on investments        (.03)      (.16)          --                (.03)       (.16)         --

Total Distributions                                    (.65)      (.85)        (.70)               (.62)       (.82)       (.12)

Net asset value, end of period                        12.92      12.95        13.15               12.90       12.94       13.15
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       4.73       5.11        11.05(f)             4.48        4.73        2.54(f)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .55        .55          .56(g)              .80         .80         .81(g

Ratio of net investment income
  to average net assets                                4.30       5.19         5.96(g)             4.11        4.96        6.03(g

Decrease reflected in above expense ratios

  due to undertakings by the Administrator              .02        .02          .02(g)              .02         .02         .53(g

Portfolio Turnover Rate                              134.12     163.78       120.55(f)           134.12      163.78      120.55(f)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               846,464    966,170       675,666              3,861       3,693         957

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE BY $.02 AND $.02,  INCREASE NET
     REALIZED AND  UNREALIZD  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.02 AND
     $.02 AND DECREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.32% TO 5.19% AND 5.08% TO 4.96%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                               Class M Shares                               Investor Shares
                                                    -----------------------------------        ------------------------------------
                                                           Year Ended August 31,                        Year Ended August 31,
                                                    ------------------------------------       ------------------------------------
 MELLON INTERMEDIATE BOND FUND                      2003(a)        2002(b)     2001(c)          2003        2002(b)       2001(d)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.04        13.08        12.50           13.08        13.09       12.90

Investment Operations:

Investment income--net                                 .51(e)       .62(e)       .68             .48(e)       .56(e)      .20

Net realized and unrealized

  gain (loss) on investments                           .11          .15          .58             .12          .20         .10

Total from Investment Operations                       .62          .77         1.26             .60          .76         .30

Distributions:

Dividends from investment income--net                 (.59)        (.67)        (.68)           (.56)        (.63)       (.11)

Dividends from net realized gain on investments       (.10)        (.14)          --            (.10)        (.14)          --

Total Distributions                                   (.69)        (.81)        (.68)           (.66)        (.77)       (.11)

Net asset value, end of period                       12.97        13.04        13.08           13.02        13.08       13.09
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.77         6.09        10.29(f)         4.51         6.05        2.31(f)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .56          .56          .56(g)          .81          .81         .81(g

Ratio of net investment income
  to average net assets                               3.88         4.81         5.77(g)         3.57         4.51        5.14(g

Decrease reflected in above expense ratios

  due to undertakings by the Administrator             .01          .02          .03(g)          --           .02         .12(g

Portfolio Turnover Rate                             104.98        106.09      134.69(f)        104.98      106.09      134.69(f)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              467,627       437,119      398,959             305         121         148

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE BY $.04 AND $.04,  INCREASE NET
     REALIZED AND  UNREALIZD  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND
     $.04 AND DECREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.15% TO 4.81% AND 4.90% TO 4.51%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             Class M Shares                               Investor Shares
                                                    ---------------------------------          -------------------------------------
MELLON SHORT-TERM                                         Year Ended August 31,                         Year Ended August 31,
                                                    ----------------------------------          ------------------------------------
   U.S. GOVERNMENT SECURITIES FUND                  2003(a)     2002(b)     2001(c)              2003        2002(b)       2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 12.94       12.87       12.50              12.93        12.88        12.82

Investment Operations:

Investment income--net                                 .34(e)      .52(e)      .63                .30(e)       .46(e)       .09

Net realized and unrealized

  gain (loss) on investments                          (.11)        .22         .37               (.06)         .21          .08

Total from Investment Operations                       .23         .74        1.00                .24          .67          .17

Distributions:

Dividends from investment income--net                 (.44)       (.58)       (.63)              (.41)        (.53)        (.11)

Dividends from net realized gain on investments       (.03)       (.09)       (.00)(f)           (.03)        (.09)          --

Total Distributions                                   (.47)       (.67)       (.63)              (.44)        (.62)        (.11)

Net asset value, end of period                       12.70       12.94       12.87              12.73        12.93        12.88
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.68        5.87        8.20(g)            1.78         5.28         1.29(g
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .55         .55         .55(h)             .80          .80          .80(h

Ratio of net investment income

  to average net assets                               2.68        4.07        5.41(h)            2.38         3.54         4.86(h

Decrease reflected in above expense ratios

  due to undertakings by the Administrator             .01         .04         .04(h)             .03          .10          .20(h

Portfolio Turnover Rate                              88.05       97.19       89.21(g)           88.05        97.19        89.21(g
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              139,971     108,605       88,732                1             1           1

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES.

(B)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE  BY$.05  AND$.05,  INCREASE NET
     REALIZED AND  UNREALIZD  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.05 AND
     $.05 AND DECREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.47% TO 4.07% AND 3.94% TO 3.54%  FOR  CLASS M SHARES  AND  INVESTOR
     SHARES,  RESPECTIVELY.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  FROM  OCTOBER 2, 2000  (COMMENCEMENT  OF  OPERATIONS)  TO AUGUST 31,  2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(G)  NOT ANNUALIZED.

(H)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Mellon Funds Trust (the "Trust") was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified fixed income funds: Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities Fund (each, a "fund" and collectively, the "funds"). Mellon Bond Fund investment objective is to seek to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. Mellon Intermediate Bond Fund investment objective is to seek to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. Mellon Short-Term U.S. Government Securities Fund investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital. Mellon Fund Advisers, a division of The Dreyfus Corporation (" Dreyfus" ), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the
Trust   (the   "Administration   Agreement"). Mellon   has   entered   into  a
Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge.

Effective December 16, 2002, pursuant to approval of the Trust's Board, the Trust changed its name from "MPAM Funds Trust" to its current name and each Fund deleted "MPAM" and substituted "Mellon" in its name and renamed its MPAM shares "Class M" shares.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights.

On October 26, 2001, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Intermediate Bond Fund, a series of The Dreyfus/Laurel Funds, Inc., were transferred to MPAM Bond Fund (now known as Mellon Bond Fund) in exchange for shares of beneficial interest of Mellon Bond Fund' s MPAM shares (now designated as Class M shares) and Investor shares of equal value. Restricted shares of Dreyfus Disciplined Intermediate Bond Fund were exchanged for MPAM shares of MPAM Bond Fund of equal value and Investor shares of Dreyfus Disciplined Intermediate Bond Fund were transferred to MPAM Bond Fund in exchange for Investor shares of MPAM Bond Fund of equal value. MPAM Bond Fund's net asset value per share on October 26, 2001 was $13.33 for the MPAM shares and $13.32 for the Investor shares, and a total of 20,786,520 MPAM shares and 637,537 Investor shares, representing net assets of $277,051,234 MPAM shares and $8,490,853 Investor shares (including $9,968,548 net unrealized appreciation on investments) , were issued to Dreyfus Disciplined Intermediate Bond Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

                                                                 The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's debt securities) are valued by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds may lend securities to certain qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral may be invested in certain money market mutual funds managed by Dreyfus as shown in the relevant fund's Statements of Investments. The funds will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are deter-

mined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(E) FEDERAL INCOME TAXES: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

TABLE 1 summarizes each fund's components of accumulated earnings on a tax basis at August 31, 2003.

TABLE 2 summarizes each fund's tax character of distributions paid to shareholders during the fiscal years ended August 31, 2003 and August 31, 2002, respectively.

TABLE 1.

                                                                              Undistributed  Accumulated
                                                                                   Ordinary     Capital        Unrealized
Funds                                                                            Income ($)  Gains ($)  (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon Bond Fund                                                                  5,434,346  12,183,737          (683,278)

Mellon Intermediate Bond Fund                                                     3,728,833   5,922,585          (950,995)

Mellon Short-Term U.S. Government Securities Fund                                    86,314     197,785          (855,899)

TABLE 2.

                                                                                                          Long-Term
                                                                  Ordinary Income ($)              Capital Gains ($)
                                                                 ------------------------------------------------------------------
                                                                  2003        2002               2003             2002
------------------------------------------------------------------------------------------------------------------------------------

Mellon Bond Fund                                             44,477,811  58,085,030           297,939         2,805,000

Mellon Intermediate Bond Fund                                21,131,031  25,657,398         2,797,674               --

Mellon Short-Term U.S.
 Government Securities Fund                                   4,182,321  4,799,563            150,028               --

                                                                      The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended August 31, 2003, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain
(loss) on investments and increased (decreased) paid-in capital as summarized in TABLE 3. Net assets were not affected by this reclassification.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund's net assets at the following annual rates:
..40 of 1% of the Mellon Bond Fund, .40 of 1% of the Mellon Intermediate Bond Fund and .35 of 1% of the Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on
the    following    rates:

     0 up to $6 billion                                      .15 of 1%

     $6 billion up to $12 billion                            .12 of 1%

     In excess of $12 billion                                .10 of 1%

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions, shareholder services plan fees and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

..55 of 1% of the Mellon Bond Fund, .56 of 1% of the Mellon Intermediate Bond Fund and .55 of 1% of the Mellon Short-Term U.S. Government Securities Fund. TABLE 4 summarizes the amounts waived during the period ended August 31, 2003.

TABLE 4.
                                                                               -

     Mellon Bond Fund                                         $141,999

     Mellon Intermediate Bond Fund                              55,720

     Mellon Short-Term
        U.S. Government Securities Fund                          7,144

(B) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan
TABLE 3

                                                                                  Accumulated     Accumulated
                                                                                Undistributed    Net Realized             Paid-in
                                                                    Investment Income-Net ($)  Gain (Loss) ($)        Capital ($)
-----------------------------------------------------------------------------------------------------------------------------------

Mellon Bond Fund                                                                    4,082,671      (4,313,851)            231,180

Mellon Intermediate Bond Fund                                                       3,012,386      (2,288,479)           (723,907)

Mellon Short-Term U.S. Government Securities Fund                                     925,431        (641,144)           (284,287)



allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. TABLE 5 summarizes the amounts Investor shares were charged during the period ended August 31, 2003, pursuant to the Shareholder Services Plan.

TABLE 5.
--------------------------------------------------------------------------------

     Mellon Bond Fund                                           $9,309

     Mellon Intermediate Bond Fund                                 683

     Mellon Short-Term U.S.
        Government Securities Fund                                 332

The funds compensate Mellon under a Custody Agreement for providing custodial services for the funds. TABLE 6 summarizes the amounts the funds were charged during the period ended August 31, 2003, pursuant to the custody agreements.

TABLE 6.
--------------------------------------------------------------------------------

     Mellon Bond Fund                                          $81,105

     Mellon Intermediate Bond Fund                              39,769

    Mellon Short-Term U.S.
        Government Securities Fund                              15,402

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

(D) The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund' s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

NOTE 4--Securities Transactions:

TABLE 7 summarizes each fund's aggregate amount of purchases and sales (including paydowns) of investment securities excluding short-term securities, during the period ended August 31, 2003:

TABLE 8 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2003.

TABLE 7.

                                               Purchases ($)        Sales ($)
--------------------------------------------------------------------------------

Mellon Bond Fund                               1,179,910,952    1,290,500,339

Mellon Intermediate Bond Fund                    495,577,127      464,274,063

Mellon Short-Term U.S. Government
        Securities Fund                           128,930,960      101,781,099

TABLE 8.

                                                                  Cost of                Gross          Gross
                                                           Investments ($)    Appreciation ($)   (Depreciation) ($)  Net ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon Bond Fund                                             1,092,386,489          14,871,741      15,555,019      (683,278)

Mellon Intermediate Bond Fund                                  619,079,702           7,385,861       8,336,856      (950,995)

Mellon Short-Term U.S. Government Securities Fund              180,678,860             699,619       1,555,518      (855,899)

                                                                      The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the funds did not borrow under the line of credit.

NOTE 6--Change in Accounting Principle:

As required, effective September 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to September 1, 2001, the funds did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the funds but resulted in increases (decreases) in accumulated undistributed investment income-net and corresponding increases (decreases) in accumulated net unrealized appreciation (depreciation) based on securities held by the funds on August 31, 2001. These amounts are shown in TABLE 9.

The effect of these changes for the year ended August 31, 2002 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses). These amounts are shown in TABLE 10. The financial highlights for prior periods have not been restated to reflect these changes in presentation.

TABLE 9.

                                                                              Accumulated
                                                        Accumulated     Net Undistributed
                                                                             Appreciation
                                          Investment Income-Net ($)
                                                                        (Depreciation) ($)
------------------------------------------------------------------------------------------------------

Mellon Bond Fund                                          (557,173)             557,173

Mellon Intermediate Bond Fund                           (1,147,735)           1,147,735

Mellon Short-Term U.S. Government Securities Fund         (477,261)             477,261

TABLE 10.

                                                                                                 Net Unrealized
                                                                            Net Investment         Appreciation       Net Realized
                                                                         Income (Loss) ($)   (Depreciation) ($)  Gains (Losses) ($)
-----------------------------------------------------------------------------------------------------------------------------------

Mellon Bond Fund                                                               (1,178,194)             378,973             799,221

Mellon Intermediate Bond Fund                                                  (1,392,268)             667,587             724,681

Mellon Short-Term U.S. Government Securities Fund                                (369,539)           (324,336)             693,875


 INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Short-Term U.S. Government Securities of Mellon Funds Trust (collectively "the Funds"), including the statements of investments, as of August 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and broker. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



New York, New York
October 16, 2003

                                                                 The Funds


IMPORTANT TAX INFORMATION (Unaudited)

MELLON BOND FUND

For federal tax purposes the fund hereby designates $.0043 per share as a long-term capital gain distribution paid on December 24, 2002.

MELLON INTERMEDIATE BOND FUND

For federal tax purposes the fund hereby designates $.0810 per share as a long-term capital gain distribution paid on December 24, 2002.

MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND

For federal tax purposes the fund hereby designates $.0182 per share as a long-term capital gain distribution paid on December 24, 2002.

For state individual income tax purposes, the Short-Term U.S. Government Securities Series hereby designates 51.36% of the ordinary income dividends paid during its fiscal year ended August 31, 2003 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O'Connor (60)

Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Attorney, Cozen and O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Board of Consultors of Villanova University School of Law, Board Member

* Temple University, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Ronald R. Davenport (67)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Sheridan Broadcasting Corporation since July 1972

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Urban Radio Networks, Co-Chairman

* Aramark Corporation, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

John L. Diederich (66)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Continental Mills, a dry baking products company, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Maureen D. McFalls (58)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Director of the Office of Government Relations at Carnegie Mellon University since January 2000

* Manager, Government Communications, of the Software Engineering Institute at Carnegie Mellon University from March 1994 to December 1999

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon University

* Coro Center For Civic Leadership, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

Kevin C. Phelan (59)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive

 Vice President and Director since March 1998.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Greater Boston Chamber of Commerce, Director

* Fiduciary Trust, Director

* St. Elizabeth's Medical Center of Boston, Board Member

* Providence College, Trustee

* Boston Municipal Research Bureau, Board Member

* Boys and Girls Club of Boston, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Patrick J. Purcell (55)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Owner,  President  and  Publisher  of  The  Boston Herald since February 199

* President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

* President and Chief Executive Officer, Herald Media 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Vice Chairman

* The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member

* United Way of Massachusetts Bay, Board Member

* John F. Kennedy Library Foundation, Board Member

* Greater Boston Chamber of Commerce, Board Member

* St. John's University, Trustee

* New England Medical Center, Trustee

* Stonehill College, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Thomas F. Ryan, Jr. (62)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired since April 1999

* President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

 OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* Brigham & Women's Hospital, Trustee

* New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-645-6561 FOR INDIVIDUAL ACOUNT INFORMATION FOR PRIVATE WEALTH MANAGEMENT CLIENTS, PLEASE CONTACT YOUR ACCOUNT OFFICER OR CALL 1-888-281-7350.

                                                                 The Funds

OFFICERS OF THE TRUST (Unaudited)

LAWRENCE P. KEBLUSEK, PRESIDENT SINCE SEPTEMBER 2002.

   Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 56 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

   Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

CHRISTOPHER SHELDON, VICE PRESIDENT SINCE  SEPTEMBER 2002.

   Director of Investment Strategy for Mellon's Private Wealth Management group since April 2003. Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon's Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, SECRETARY SINCE MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 84 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

   Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE  MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

   Director-Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

   Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Money Market Funds of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

   Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

   Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                    For More Information

                          MELLON FUNDS TRUST

                          c/o The Dreyfus Corporation
                          200 Park Avenue
                          New York, NY  10166

                          INVESTMENT ADVISER

                          Mellon Fund Advisers, a division of
                          The Dreyfus Corporation
                          200 Park Avenue
                          New York, NY  10166

                          ADMINISTRATOR

                          Mellon Bank, N.A.
                          One Mellon Bank Center
                          Pittsburgh, PA  15258

                          SUB-ADMINISTRATOR

                          The Dreyfus Corporation
                          200 Park Avenue
                          New York, NY  10166

                          CUSTODIAN

                          Mellon Bank, N.A.
                          One Mellon Bank Center
                          Pittsburgh, PA  15258

                          TRANSFER AGENT &
                          DIVIDEND DISBURSING AGENT

                          Dreyfus Transfer, Inc.
                          200 Park Avenue
                          New York, NY  10166

                          DISTRIBUTOR

                          Dreyfus Service Corporation
                          200 Park Avenue
                          New York, NY  10166

To obtain information:

BY TELEPHONE Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

BY MAIL  PWM Clients, write to your Account Officer

c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your  financial representative

P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account Holders, write to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

(c)2003 Dreyfus Service Corporation                              MFTAR0803-TB



THE MELLON FUNDS

Mellon National Intermediate Municipal Bond Fund

Mellon National Short-Term Municipal Bond Fund

Mellon Pennsylvania Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund

ANNUAL REPORT             August 31, 2003


Contents

The Funds
--------------------------------------------------------------------------------

Letter from the President                       2

Discussion of Funds' Performance

    Mellon National Intermediate

              Municipal Bond Fund               3

       Mellon National Short-Term

              Municipal Bond Fund               6

       Mellon Pennsylvania Intermediate

              Municipal Bond Fund               9

       Mellon Massachusetts Intermediate

              Municipal Bond Fund              12

Statements of Investments                      15

Statements of
       Financial Futures                       25, 41, 47

Statements of Assets and Liabilities           48

Statements of Operations                       49

Statements of Changes in Net Assets            50

Financial Highlights                           55

Notes to Financial Statements                  61

Independent Auditors' Report                   69

Important Tax Information                      70

Board Members Information                      71

Officers of the Trust                          72

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value


The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the funds were managed during the reporting period, including discussions with the funds' portfolio managers.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in the second quarter of 2003 recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. The improving economic outlook has benefited most broad measures of stock market performance so far in 2003, as investors have looked forward to the positive impact of stronger sales volumes on earnings. Many international stock markets also rallied strongly during the spring and summer of 2003, reflecting improved business confidence and higher levels of industrial production. However, better economic news took its toll on the U.S. bond market during the summer. The more interest-rate-sensitive areas of the bond market sold off sharply, giving back some of the gains achieved earlier in the reporting period.

While we continue to believe that investors generally should remain diversified across multiple asset classes, including stocks and bonds, it may be a good idea to consider adjusting your portfolio in anticipation of a stronger economic environment and the possibility that the multi-year decline of interest rates has run its course. As always, we encourage you to talk with your financial advisor about ways to capture new opportunities and manage the risks of investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/LAWRENCE P. KEBLUSEK
Lawrence P. Keblusek
President
The Mellon Funds
September 15, 2003




DISCUSSION OF  FUND PERFORMANCE

John F. Flahive, Portfolio Manager

HOW DID MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares achieved a total return of 2.77% , and its Investor shares achieved a total return of 2.36%.(1) Between their inception on October 11, 2002, and August 31, 2003, the fund' s Dreyfus Premier shares achieved a total return of 0.58%. In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 3.52% for the same period.(2) In addition, the average total return for all funds reported in the Lipper Intermediate Municipal Debt Funds category was 2.48% for the same period.(3)

The municipal bond market experienced volatility during the reporting period, with strong rallies followed by sharp declines. The fund's returns were roughly in line with the average for its Lipper category. However, the fund's returns trailed its benchmark, primarily because of our focus on higher-quality securities at a time when lower-quality bonds produced higher returns.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

In a generally volatile market environment, we attempted to manage certain risks by maintaining the fund's average duration in the neutral range. Although this posture tended to limit total returns as interest rates declined, we believe it helped the fund avoid a possibly greater negative impact from the market's periodic, sharp declines during the reporting period. This was especially true in July 2003, when signs of stronger economic growth led investors to believe that further interest-rate reductions were unlikely, prompting many investors to sell bonds.

In addition, because tax revenues in the weak economy failed to meet the budgeted projections of many states and municipalities, the market saw sharply higher issuance of tax-exempt securities. As a higher number of newly issued securities competed for investors' interest, yields of tax-exempt bonds tended to decline less than yields of comparable-maturity U.S. Treasury securities. In fact, at times during the reporting period, many high-quality tax-exempt bonds provided up to

                                                                The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

100% of the yield of taxable securities, after the effects of income taxes are considered.

In light of the deteriorating fiscal condition of many issuers, we maintained the fund's focus on higher-quality bonds, including general obligation bonds and securities that are backed by the dedicated revenues of essential-services facilities, such as sewer and water plants. We maintained generally light positions in corporate-backed bonds, which we believed might be hurt by credit-related concerns in the weak economy. Among the fund's relatively limited corporate-backed holdings, we attempted to diversify broadly across industries, securities and issuers to manage setbacks in any one area that could disproportionately affect the fund's performance.

WHAT IS THE FUND'S CURRENT STRATEGY?

Although the market appeared to stabilize in August after July's declines, we have continued to maintain a relatively cautious posture, emphasizing broad diversification and bonds with credit ratings generally in the double-A range. With that said, however, we continue to search the markets for bonds that, in our view, are attractively priced because investors have not recognized their intrinsic value. In addition, we have largely focused on bonds with maturities in the three- to 15-year range, which we believe is appropriate for an intermediate municipal bond fund.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon National Intermediate Municipal Bond Fund Class M shares and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/03


                                           Inception                                                                        From
                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES                                                  2.77%                 4.88%              5.13%

INVESTOR SHARES                                 7/11/01         2.36%                   --                 --             4.88%

Actual Aggregate Total Returns AS OF 8/31/03

                                           Inception                                                                        From
                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

with applicable redemption ((+)(+))            10/11/02            --                   --                 --           (2.35)%

without redemption                             10/11/02            --                   --                 --            0.58%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR DREYFUS PREMIER
         SHARES IS 3%. AFTER SIX YEARS, DREYFUS PREMIER SHARES CONVERT TO INVESTOR CLASS SHARES.

                                                                 The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

DISCUSSION OF  FUND PERFORMANCE

M. Collette O'Brien and Timothy J. Sanville, Portfolio Managers

HOW DID MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares achieved a total return of 2.35% , and its Investor shares achieved a total return of 2.01% .(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index, the fund' s benchmark, achieved a total return of 3.06% for the same period.(2) In addition, the average total return for all funds reported in the Lipper Short Municipal Debt Funds category was 1.96% for the same period.(3)

The municipal bond market experienced volatility during the reporting period, with strong rallies followed by sharp declines. The fund's returns were slightly higher than its Lipper category average, but lower than the benchmark, which we attribute to the fund's modestly short average duration early in the reporting period. In addition, the fund's returns trailed its benchmark, primarily because the benchmark's return does not reflect the fees and expenses of operating a mutual fund.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and its average effective portfolio duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the generally weak economy that prevailed during the fourth quarter of 2002, we maintained the fund's average duration in a range we considered slightly longer than average. This posture was designed to lock in higher, prevailing yields for as long as we deemed practical and capture the potential for capital appreciation as interest rates declined. This posture proved beneficial when the Federal Reserve Board reduced short-term interest rates by a larger than expected 50 basis points in early November 2002.

In early 2003, when economic prospects were obscured by tensions related to the impending war in Iraq, we reduced the fund's average duration to the neutral range. Although this more defensive position tended to limit total returns when interest rates declined further, we believe it helped the fund avoid a possible greater negative impact from the market's sharp decline in July, when many investors sold bonds amid signs of stronger economic growth.


In addition, because tax revenues in the weak economy failed to meet the budgeted projections of many states and municipalities, the market saw sharply higher issuance of short-term, tax-exempt securities. As a higher volume of securities competed for investors' interest, tax-exempt yields tended to decline less than yields of comparable-maturity U.S. Treasury securities. In fact, at times during the reporting period, many high-quality tax-exempt bonds provided up to 100% of the yield of taxable securities, after the effects of income taxes are considered.

In light of the deteriorating fiscal condition of many issuers, we maintained the fund's focus on higher-quality bonds, including highly rated general obligation bonds and securities that are backed by the dedicated revenues of essential-services facilities, such as sewer and water plants. We also maintained broad diversification across securities and issuers in an effort to manage setbacks in any one area that could disproportionately affect the fund's performance.

WHAT IS THE FUND'S CURRENT STRATEGY?

Although the municipal bond market appeared to stabilize in August after July's declines, we have continued to maintain a relatively cautious posture, emphasizing a neutral average duration, broad diversification and bonds with credit ratings in the double-A range. At the same time, we continue to search the markets for bonds that, in our view, are attractively priced because investors have not recognized their intrinsic value. Of course, we are prepared to change our strategies as market conditions evolve.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                 The Funds

FUND PERFORMANCE


     Comparison  of  change  in  value  of $10,000 investment in Mellon National
     Short-Term Municipal Bond Fund Class M shares and the Lehman Brothers 3-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/03


                                                                 Inception                                              From
                                                                   Date                      1 Year                   Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                                    10/2/00                     2.35%                     4.77%

INVESTOR SHARES                                                   7/11/01                     2.01%                     3.58%


((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND ON 10/2/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and M. Collette O'Brien,  Portfolio Managers

HOW DID MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares achieved a total return of 2.35%, and its Investor shares achieved a total return of 2.09% .(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 3.52% for the same period.(2) In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 2.41%.(3)

The municipal bond market experienced volatility during the reporting period, with strong rallies followed by sharp declines. The fund's returns were slightly lower than its Lipper category average, primarily because of our focus on high-quality securities at a time when lower-rated bonds produced modestly higher returns. The fund's returns also trailed its benchmark, primarily because the fund maintained a relatively shorter average duration than the benchmark. In addition, the benchmark contains bonds from many states, not just Pennsylvania, and does not reflect the fees and expenses of operating a mutual fund.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

In a generally volatile market environment, we attempted to manage certain risks by maintaining the fund's average duration in the neutral range. Although this posture limited total returns as interest rates declined, we believe it helped the fund avoid a possibly greater negative impact from the market's periodic declines during the reporting period. This was especially true in July 2003, when many investors sold bonds amid signs of stronger economic growth.

In addition, because tax revenues in the generally weak economy failed to meet the budgeted projections of many state and local governments, the national market saw a sharply higher volume of tax-exempt securities. Pennsylvania's fiscal condition was more stable than that of most other states, and its budget deficit was relatively small. However, as a higher volume of newly issued securities competed for investors' interest, yields of tax-exempt bonds tended


                                                                The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to decline less than yields of comparable-maturity U.S. Treasury securities, making their returns relatively attractive after the effects of federal and state income taxes are considered.

In light of many issuers' deteriorating fiscal condition, we maintained the fund' s focus on higher-quality bonds, including highly rated general obligation bonds and securities that are backed by the dedicated revenues of essential-services facilities, such as sewer and water plants. We maintained generally light positions in corporate-backed bonds, which we believed might be hurt by credit-related concerns. In addition, we attempted to diversify broadly across industries, securities and issuers in an effort to manage setbacks in any one area that could disproportionately affect the fund's performance.

WHAT IS THE FUND'S CURRENT STRATEGY?

Although the market appeared to stabilize in August after July's declines, we have continued to maintain a relatively cautious posture, emphasizing broad diversification and bonds with credit ratings generally in the double-A range. With that said, however, we continue to search the Pennsylvania market for bonds that, in our view, are attractively priced because investors have not recognized their intrinsic value in the wake of recent volatility. In addition, we have largely focused on securities with maturities in the three- to 15-year range, which we believe is appropriate for an intermediate municipal bond fund.

September 15, 2003

(1) THE FUND'S CLASS M SHARES WERE KNOWN AS "MPAM" SHARES BEFORE DECEMBER 16, 2002. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/03


                                           Inception                                                                        From
                                                Date            1 Year                5 Years           10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES                                                    2.35%                 4.40%              4.86%

INVESTOR SHARES                                 7/11/01           2.09%                 --                 --               4.39%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES OF MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S CLASS M SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S CLASS M SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE SHOWN IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. MPAM SHARES WERE REDESIGNATED AS CLASS M SHARES ON DECEMBER 16, 2002. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF CLASS M SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA INVESTMENT-GRADE MUNICIPAL BONDS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES ONLY. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 7-YEAR TAX-EXEMPT, BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

DISCUSSION OF  FUND PERFORMANCE

John F. Flahive, Portfolio Manager

HOW DID MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended August 31, 2003, the fund's Class M shares achieved a total return of 2.23%, its Investor shares achieved a total return of 1.97% and its Dreyfus Premier shares achieved a total return of 1.55%.(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 3.52% for the same period.(2) In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 2.22%.(3)

Massachusetts's municipal bond market experienced volatility during the reporting period, with strong rallies followed by sharp declines. The fund's returns were roughly in line with the average for its Lipper category. However, the fund's returns trailed its benchmark, primarily because the fund maintained a relatively shorter average duration than the benchmark. In addition, the benchmark contains bonds from many states, not just Massachusetts, and its return does not reflect the fees and expenses of operating a mutual fund.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and 10 years, and its average effective portfolio duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. We use a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher-yielding securities. This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

In a generally volatile market environment, we attempted to reduce certain risks by maintaining the fund's average duration in the neutral range. Although this posture tended to limit total returns as interest rates declined, it helped the fund avoid the brunt of the market's periodic declines. This was especially true in July 2003, when investors sold bonds in the belief that further interest-rate reductions were unlikely.

In addition, because tax revenues in the weak economy failed to meet the budgeted projections of the state and many local governments, the market saw a sharply higher volume of tax-exempt securities from Massachusetts issuers. Continuing overruns at the "Big Dig" highway construction project also intensified fiscal pressures. As a higher volume of newly issued securities competed for investors' interest, yields of tax-exempt bonds tended to decline less than yields of comparable-maturity U.S. Treasury securities, making their returns relatively attractive after the effects of federal and state income taxes are considered.

In light of the deteriorating fiscal condition of many Massachusetts issuers, we maintained the fund' s focus on higher-quality bonds, including highly rated localities that we believe are less dependent on state aid and securities that are backed by the dedicated revenues of essential-services facilities, such as sewer and water plants. We maintained generally light positions in corporate-backed bonds, which we believed might be hurt by credit-related concerns in the weak economy. Among the fund' s relatively limited corporate-backed holdings, we attempted to diversify broadly across industries, securities and issuers to help manage setbacks in any area that could disproportionately affect the fund's performance.

WHAT IS THE FUND'S CURRENT STRATEGY?

Although the market appeared to stabilize in August after July's declines, we have continued to maintain a relatively cautious posture, emphasizing broad diversification and bonds with credit ratings in the double-A range. With that said, however, we continue to search the Massachusetts market for bonds that, in our view, are attractively priced because investors have not recognized their intrinsic value in the wake of recent volatility. In addition, we have largely focused on securities with maturities in the three- to 15-year range, which we believe is appropriate for an intermediate municipal bond fund.

September 15, 2003

(1) BEFORE THE FUND COMMENCED OPERATIONS (AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 6, 2002), SUBSTANTIALLY ALL OF THE ASSETS OF ANOTHER INVESTMENT COMPANY MANAGED BY THE DREYFUS CORPORATION, DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND (THE "PREMIER MASSACHUSETTS FUND"), WERE TRANSFERRED TO THE FUND IN A TAX-FREE REORGANIZATION. THE PERFORMANCE FIGURE FOR THE FUND'S CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS R SHARES THROUGH SEPTEMBER 6, 2002, AND THE PERFORMANCE OF THE FUND'S CLASS M SHARES (KNOWN AS "MPAM" SHARES BEFORE DECEMBER16, 2002) THEREAFTER; THE PERFORMANCE FIGURE FOR THE FUND'S INVESTOR SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS A SHARES THROUGH SEPTEMBER 6, 2002, AND THE PERFORMANCE OF THE FUND'S INVESTOR SHARES THEREAFTER; AND THE PERFORMANCE FIGURE FOR THE FUND'S DREYFUS PREMIER SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS B SHARES THROUGH SEPTEMBER 6, 2002, AND THE PERFORMANCE OF THE FUND'S DREYFUS PREMIER SHARES THEREAFTER. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE VOLUNTARY WAIVER BY THE DREYFUS CORPORATION OF A PORTION OF ITS INVESTMENT ADVISORY FEES. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in Mellon Massachusetts Intermediate Municipal Bond Fund Investor shares and Class M shares and the
     Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/03


                                           Inception                                                                        From
                                                Date            1 Year               5 Years           10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES                                               1.97%                     4.31%              4.69%

CLASS M SHARES                                                2.23%                     4.55%              4.94%

DREYFUS PREMIER SHARES

with applicable redemption ((+)(+))            12/28/94     (1.40)%                     3.62%              --              5.16%

without redemption                             12/28/94       1.55%                     3.79%              --              5.16%

((+))  SOURCE: LIPPER INC.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS M SHARES AND INVESTOR SHARES OF MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (THE "MELLON MASSACHUSETTS FUND" OR THE "FUND") ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 6, 2002, SUBSTANTIALLY ALL OF THE ASSETS OF ANOTHER INVESTMENT COMPANY MANAGED BY DREYFUS, DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND (THE "PREMIER MASSACHUSETTS FUND"), WERE TRANSFERRED TO THE MELLON MASSACHUSETTS FUND IN A TAX-FREE REORGANIZATION AND THE FUND COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IN THE LINE GRAPH FOR CLASS M SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS R SHARES PRIOR TO THE COMMENCEMENT OF OPERATIONS OF THE MELLON MASSACHUSETTS FUND, AND THE PERFORMANCE OF THE MELLON MASSACHUSETTS FUND'S CLASS M SHARES THEREAFTER. THE PERFORMANCE SHOWN IN THE LINE GRAPH FOR INVESTOR SHARES REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS A SHARES PRIOR TO THE COMMENCEMENT OF OPERATIONS OF THE MELLON MASSACHUSETTS FUND, AND THE PERFORMANCE OF THE MELLON MASSACHUSETTS FUND'S INVESTOR SHARES THEREAFTER.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS M SHARES AND INVESTOR SHARES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR DREYFUS PREMIER SHARES IS 3%. AFTER SIX YEARS, DREYFUS PREMIER SHARES CONVERT TO INVESTOR CLASS SHARES.





STATEMENT OF INVESTMENTS

August 31, 2003


MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                      Principal
  INVESTMENTS--96.1%                                                                    Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.9%

Alabama 5%, 6/1/2009                                                                    2,295,000                      2,526,956

Alabama Public School & College
  Authority, Capital Improvement
    5.625%, 7/1/2013                                                                    3,000,000                       3,329,400

ALASKA--.2%

Anchorage, Electric Utility Revenue
    8%, 12/1/2010 (Insured; MBIA)                                                       1,000,000                       1,278,530

ARIZONA--2.4%

Arizona School Facilities Board,
  State School Improvement
    Revenue 5%, 7/1/2008                                                                1,625,000                       1,795,365

Maricopa County Unified
    School District:
        (Paradise Valley):
            6.35%, 7/1/2010
                 (Insured; MBIA)                                                          550,000                         645,337
            7%, 7/1/2011(Insured; MBIA)                                                 1,905,000                       2,317,680
        (Scottsdale School)
            6.60%, 7/1/2012                                                             1,250,000                       1,496,588

Phoenix:
    5.40%, 7/1/2007                                                                     1,000,000                       1,111,890
    6.25%, 7/1/2016                                                                     1,250,000                       1,483,713

Phoenix Industrial Development
  Authority, SFMR 6.60%, 12/1/2029
    (Collateralized; FNMA, GNMA)                                                        1,550,000                       1,593,834

Salt River Project Agricultural
  Improvement & Power District,
  Electric System Revenue:
    5%, 1/1/2010                                                                        1,000,000                       1,089,610
    5%, 1/1/2012                                                                        1,160,000                       1,252,174

Scottsdale 5.25%, 7/1/2007                                                              1,000,000                       1,108,350

Scottsdale Industrial Development
    Authority, HR (Scottsdale
    Healthcare)  5.70%, 12/1/2021                                                       1,000,000                       1,008,560

Tucson 5%, 7/1/2012                                                                     1,265,000                       1,369,603

CALIFORNIA--11.4%

Agua Caliente Band,
  Cahuilla Indians Revenue:
        4%, 7/1/2006                                                                    1,000,000                         998,100
        5.60%, 7/1/2013                                                                 1,815,000                       1,810,771

California:
    6.80%, 10/1/2005                                                                      700,000                         769,678
    4%, 2/1/2008                                                                        2,000,000                       2,068,620
    5.75%, 3/1/2008                                                                       190,000                         200,260
    5.75%, 3/1/2008
        (Prerefunded 3/1/2008)                                                             45,000 (a)                      48,439
    5.75%, 3/1/2009                                                                        80,000                          85,484
    5.75%, 3/1/2009
        (Prerefunded 3/1/2005)                                                             15,000 (a)                      16,153
    6.60%, 2/1/2009                                                                       510,000                         586,418
    4%, 2/1/2010                                                                        8,000,000                       8,037,200

California Department of Water
    Resources, Power Supply
    Revenue 5.50%, 5/1/2008                                                             4,000,000                       4,395,760

California Educational
    Facilities Authority:
        (Pepperdine University)
            5.75%, 9/15/2030                                                            3,250,000                       3,461,803
        (Stanford University):
            5%, 11/1/2011                                                               3,000,000                       3,283,350
            5.25%, 12/1/2013                                                            2,215,000                       2,454,951

California Housing Finance Agency,
    Home Mortgage Revenue 5.65%,
    8/1/2006 (Insured; MBIA)                                                              655,000                         694,523

California Infrastructure & Economic
    Development Bank, Revenue
    (Clean Water State Revolving
    Fund) 5%, 10/1/2017                                                                 2,500,000                       2,606,525

California Rural Home Mortgage
    Finance Authority, SFMR
    (Mortgage Backed Securities
    Program) 5.75%, 8/1/2009                                                                5,000                           5,158

California Statewide Community
    Development Authority, Revenue:
        (Kaiser Permanente):
            3.70%, 6/1/2005                                                             3,000,000                       3,081,540
            3.85%, 8/1/2006                                                             1,250,000                       1,291,075
        Multi Family Housing:
            (Archstone/LeClub)
                 5.30%, 6/1/2008                                                        1,000,000                       1,058,390
            (Archstone/Seascape)
                 5.25%, 6/1/2008                                                        4,000,000                       4,224,960
            (Equity Residential)
                 5.20%, 6/15/2009                                                       3,000,000                       3,159,930

Foothill/Eastern Transportation
    Corridor Agency,
        Toll Road Revenue:
        0/5.80%, 1/15/2020                                                              1,505,000 (b)                   1,184,179
        0/5.875%, 1/15/2026
            (Insured; MBIA)                                                             8,000,000 (b)                   6,132,240

Kern High School District
    6.40%, 2/1/2012 (Insured; MBIA)                                                     2,750,000                       3,200,505

                                                                                                                        The Funds
Statement of Investments (continued)
Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
California (continued)

Los Angeles Department of Water
  & Power, Power Systems Revenue
    5.25%, 7/1/2011 (Insured; MBIA)                                                     2,250,000                       2,486,115

Los Angeles Unified School District:
    5.75%, 7/1/2013 (Insured; MBIA)                                                     4,000,000                       4,554,040
    5.75%, 7/1/2016 (Insured; MBIA)                                                     2,000,000                       2,278,400

Modesto Wastewater Treatment
    Facility, Revenue 6%,
    11/1/2009 (Insured; MBIA)                                                             500,000                         581,475

Oakland Joint Powers Financing
    Authority, LR (Oakland Convention
    Centers) 5.50%, 10/1/2013
    (Insured; AMBAC)                                                                    1,500,000                       1,680,990

Sacramento Municipal Utility
    District, Electric Revenue
    5.30%, 7/1/2012                                                                     1,385,000                       1,527,627

San Diego County Regional
    Transportation Commission,
    Sales Tax Revenue 6%,
    4/1/2004 (Insured; FGIC)                                                              250,000                         257,340

San Francisco City & County
    Airports Commission,
    International Airport Revenue
    5.625%, 5/1/2006 (Insured; FGIC)                                                      500,000                         544,490

San Jose Redevelopment Agency,
    Tax Allocation (Merged Area
    Redevelopment) 6%,
    8/1/2009 (Insured; MBIA)                                                              625,000                         722,288

Santa Margarita-Dana Point
    Authority, Revenue
    7.25%, 8/1/2007 (Insured; MBIA)                                                       500,000                         591,375

Southern California Public
    Power Authority, Power Project
    Revenue (San Juan Unit 3):
        5.50%, 1/1/2013
            (Insured; FSA)                                                              3,010,000                       3,352,598
        5.50%, 1/1/2014
            (Insured; FSA)                                                              2,000,000                       2,224,100

Westside Unified School District
    6%, 8/1/2014 (Insured; AMBAC)                                                         385,000                         445,741

COLORADO--3.0%

Colorado Department of Transportation,
  Transportation Revenue
    5.25%, 6/15/2010 (Insured; MBIA)                                                    1,000,000                       1,107,950

Colorado Health Facilities
    Authority, Revenue
    (Vail Valley Medical Center)
    5.75%, 1/15/2022                                                                    1,770,000                       1,780,974

Colorado Housing Finance Authority:
    6.75%, 4/1/2015                                                                       335,000                         344,189
    6.70%, 10/1/2016                                                                      225,000                         235,894
    7.15%, 10/1/2030                                                                      495,000                         524,576
    (Single Family Program):
    7.10%, 5/1/2015                                                                        85,000                          87,770
    6.05%, 10/1/2016                                                                      590,000                         620,042
    6.75%, 10/1/2021                                                                    1,075,000                       1,105,229
    7.55%, 11/1/2027                                                                      130,000                         134,390
    6.80%, 11/1/2028                                                                      195,000                         196,979

Jefferson County School District:
    5.25%, 12/15/2005
        (Insured; MBIA)                                                                 1,680,000                       1,824,278
    6.50%, 12/15/2010
        (Insured; MBIA)                                                                 1,500,000                       1,784,940

Northwest Parkway Public
    Highway Authority:
    0/5.45%, 6/15/2017
        (Insured; FSA)                                                                  7,690,000 (b)                   5,445,597
    0/5.55%, 6/15/2018
        (Insured; FSA)                                                                  5,000,000 (b)                   3,513,650

University of Colorado,
    Enterprise System Revenue:
        5%, 6/1/2009                                                                      500,000                         549,980
        5.50%, 6/1/2010                                                                   500,000                         560,565

CONNECTICUT--.7%

Connecticut 5%, 11/15/2005                                                                500,000                         538,760

Connecticut Health & Educational
    Facilities Authority, Revenue
    (Yale University)
    5.125%, 7/1/2027                                                                      300,000                         301,269

Mohegan Tribe Indians Gaming
    Authority, Public Improvement
    (Priority Distribution):
        5.375%, 1/1/2011                                                                1,400,000                       1,447,460
        6%, 1/1/2016                                                                    1,750,000                       1,840,580

Stamford 6.60%, 1/15/2007                                                                 500,000                         569,595

DELAWARE--1.5%

Delaware Transportation Authority,

  Transportation System Revenue:
        5%, 7/1/2008 (Insured; MBIA)                                                    5,000,000                       5,517,000
        5%, 7/1/2009 (Insured; MBIA)                                                    4,200,000                       4,636,044

FLORIDA--4.1%

Broward County, RRR:
    (Wheelabrator North)
        4.50%, 12/1/2011                                                                  130,000                         131,100
    (Wheelabrator South)
        4.50%, 6/1/2011                                                                 1,400,000                       1,412,614


Mellon National Intermediate Municipal
Bond Fund (continued)
Long-Term Municipal
Investments (continued)
Florida (continued)

Capital Trust Agency, Revenue
  (Seminole Tribe Convention):
        8.95% 10/1/2033                                                                 2,820,000                       3,110,601
        10%, 10/1/2033                                                                  7,315,000                       8,594,540

Florida Board of Education
    Capital Outlay 4%, 6/1/2008                                                         8,430,000                       8,909,919

Florida Municipal Loan Council,
    Revenue 5.75%, 11/1/2015
    (Insured; MBIA)                                                                       520,000                         578,999

Hillsborough County Educational
    Facilities Authority (University of
    Tampa Project) 5.75%, 4/1/2018                                                      3,275,000                       3,545,744

Key West Utility Board,
    Electric Revenue 5.75%,
    10/1/2006 (Insured; FGIC)                                                           1,000,000                       1,115,110

GEORGIA--2.6%

Atlanta, Water & Wastewater
    Revenue 5%, 11/1/2029
    (Prerefunded 5/1/2009)                                                              1,435,000 (a)                   1,597,715

Chatham County Hospital Authority
  (Memorial Health Medical Center)
    6.125%, 1/1/2024                                                                    2,480,000                       2,611,961

DeKalb County, Water & Sewer
    Revenue 6.25%, 10/1/2005                                                            1,000,000                       1,098,290

Georgia:
    5.95%, 3/1/2008                                                                     3,650,000                       4,161,693
    5.40%, 11/1/2010                                                                    1,000,000                       1,127,110
    5.75%, 9/1/2011                                                                     3,460,000                       3,959,174

Georgia Municipal Electric
    Authority (Project One)
    6%, 1/1/2005 (Insured; AMBAC)                                                       1,295,000                       1,374,694
    6%, 1/1/2006                                                                        1,275,000                       1,384,968

ILLINOIS--4.1%

Chicago, SFMR
    4.70% 10/1/2017
    (Collateralized; FNMA, GNMA)                                                          620,000                         622,610

Chicago Metropolitan Water
    Reclamation District
    (Chicago Capitol Improvement)
    7.25% 12/1/2012                                                                     8,500,000                      10,736,180

Chicago O'Hare International
    Airport, Revenue
    Passenger Facility Charge
    6%, 1/1/2005 (Insured; AMBAC)                                                       2,165,000                       2,296,740

Du Page County Community
    High School District (Downers Grove)
    5.50%, 12/1/2014 (Insured; FSA)                                                     1,000,000                       1,096,070

Illinois Health Facilities Authority,
    Revenue (Loyola University
    Health System) 5.75%, 7/1/2011                                                      3,500,000                       3,719,555

Lake County Community Unitary
    School District (Waukegan) 5.625%,
    12/1/2011 (Insured; FSA)                                                            3,150,000                       3,529,166

Regional Transportation Authority:
    7.75%, 6/1/2009 (Insured; FGIC)                                                     1,000,000                       1,237,370
    7.75%, 6/1/2010 (Insured; FGIC)                                                     1,620,000                       2,021,841
    7.75%, 6/1/2012 (Insured; FGIC)                                                     1,890,000                       2,412,245

INDIANA--.4%

Purdue University, University Student
    Fee Revenue 6.75%, 7/1/2009
    (Prerefunded 1/1/2005)                                                              2,200,000 (a)                   2,425,500

IOWA--.5%

Muscatine, Electric Revenue
    5.50%, 1/1/2011 (Insured; AMBAC)                                                    3,000,000                       3,332,910

KANSAS--.6%

Wyandotte County/Kansas City,
    Unified Government PCR (General
    Motors Corporation Project)
    6%, 6/1/2025                                                                        4,000,000                       4,098,920

KENTUCKY--.8%

Kentucky Property & Buildings
    Commission, Revenue 6%,
    2/1/2014 (Prerefunded 2/1/2010)                                                     2,000,000 (a)                   2,301,660

Kentucky Turnpike Authority, EDR
  (Revitalization's Projects):
        6.50%, 7/1/2007                                                                 1,000,000                       1,148,870
        5.50%, 7/1/2011                                                                   225,000                         230,249
        5.50%, 7/1/2012
            (Insured; AMBAC)                                                            1,250,000                       1,397,750

MAINE--.3%

Maine Municipal Bond Bank
    5.875%, 11/1/2003
    (Insured; FSA)                                                                      1,660,000                       1,881,261

MASSACHUSETTS--3.8%

Massachusetts:
    5.50%, 2/1/2007 (Insured; MBIA)                                                     1,000,000                       1,104,850
    Consolidated Loan 5.75%,
    9/1/2013 ( Prerefunded 9/1/2009)                                                      500,000 (a)                     577,590

Massachusetts Development Finance
    Agency, Revenue (Comb Jewish
    Philanthropies) 4.75%, 2/1/2015                                                     4,135,000                       4,179,492

Massachusetts Health & Educational
    Facilities Authority, Revenue (Jordan
    Hospital) 6.75%, 10/1/2033                                                          4,750,000                       4,558,907

                                                                                                                        The Funds

Statement of Investments (continued)
Mellon National Intermediate Municipal Fund (continued)
Long-Term Municipal
Investment (continued)
Massachusetts (continued)

Massachusetts Municipal Wholesale
  Electric Company, Power
  Supply System Revenue:
     (Project Number 6):
            5%, 7/1/2006 (Insured; MBIA)                                                4,250,000                       4,599,435
            5.25%, 7/1/2012
                 (Insured; MBIA)                                                        2,000,000                       2,175,940
        (Stony Brook Intermediate)
            4.50%, 7/1/2006
            (Insured; MBIA)                                                             1,800,000                       1,923,282

Massachusetts Port Authority,
    Revenue:
        5.75%, 7/1/2010                                                                 1,325,000                       1,466,219
        6%, 7/1/2012                                                                    2,035,000                       2,230,482

Weston:
    5.625%, 3/1/2017                                                                      650,000                         715,195
    5.625%, 3/1/2018                                                                      665,000                         727,743

Worcester, Municipal Purpose Loan
    5.75%, 10/1/2014 (Insured;
    MBIA, Prerefunded 10/1/2005)                                                        1,000,000 (a)                   1,110,090

MICHIGAN--.6%

Fowlerville Community School District
    6.50%, 5/1/2006 (Insured; MBIA)                                                       555,000                         621,378

Michigan Hospital Finance Authority,
    Revenue (Genesys Regional Medical
    Hospital) 5.50%, 10/1/2008                                                          1,505,000                       1,703,690

Michigan Municipal Board Authority,
    Revenue (Drinking Water Revolving
    Fund) 5.50%, 10/1/2015                                                              1,000,000                       1,121,710

Saint Johns Public Schools
    (School Bond Loan Fund)
    6.50%, 5/1/2006 (Insured; FGIC)                                                       525,000                         587,937

MINNESOTA--2.4%

Minneapolis (Special School
    District No. 1) 5%, 2/1/2014                                                        2,350,000                       2,481,154

Minnesota:
    5.40%, 8/1/2008                                                                     2,000,000                       2,132,100
    5%, 8/1/2018                                                                       10,775,000                      11,241,450

MISSISSIPPI--1.0%

Mississippi:
    5.50%, 12/1/2017                                                                    1,250,000                       1,389,462
    5.50%, 12/1/2019                                                                    4,235,000                       4,670,188

Mississippi Higher Education
    Assistance Corporation,
    Corporation, Student Loan Revenue
    6.05%, 9/1/2007                                                                       195,000                         197,275

Mississippi University Educational
  Building Corp., Revenue
    5.25%, 8/1/2016 (Insured; MBIA)                                                       400,000                         433,020

MISSOURI--2.6%

Missouri Environmental Improvement
  & Energy Resource Authority,
  Water Pollution Control Revenue
  (Revolving Fund Program)
    5.50%, 7/1/2014                                                                     1,250,000                       1,396,613

Missouri Highways & Transport
    Commission, Road Revenue:
        5.50%, 2/1/2010                                                                 2,000,000                       2,238,220
        5.50%, 2/1/2011                                                                 2,000,000                       2,234,760

Saint Louis, Airport Revenue
  (Airport Development Program):
        5.50%, 7/1/2010
            (Insured; MBIA)                                                             3,000,000                       3,347,490
        5%, 7/1/2011
            (Insured; MBIA)                                                             7,715,000                       8,320,859

NEVADA--.3%

Humboldt County, PCR (Sierra
    Pacific) 6.55%, 10/1/2013
    (Insured; AMBAC)                                                                    2,000,000                       2,082,600

NEW HAMPSHIRE--.3%

Nashua, Capital Improvement
    5.50%, 7/15/2018                                                                      560,000                         603,344

New Hampshire Business Finance
    Authority, PCR (Central Maine
    Power Co.) 5.375%, 5/1/2014                                                         1,500,000                       1,541,595

NEW JERSEY--5.1%

Gloucester County Improvement
  Authority, Solid Waste
  Resource Recovery Revenue:
        6.85%, 12/1/2009                                                                4,000,000                       4,484,040
        7%, 12/1/2009                                                                   1,000,000                       1,117,570

New Jersey 6%, 2/15/2011                                                                1,000,000                       1,145,310

New Jersey Economic
    Development Authority:
        School Facilities Construction
            Revenue 5.25%, 6/15/2018
            (Insured; AMBAC)                                                            5,375,000                       5,671,163
        Transportation Sublease
            Revenue (New Jersey
            Transit Corp. Light Rail
            Transit System) 5.875%,
            5/1/2014 (Insured; FSA)                                                     1,000,000                       1,123,360

Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
New Jersey (continued)

New Jersey Highway Authority,
  General Revenue
  (Garden State Parkway):
        5%, 1/1/2009 (Insured; FGIC)                                                    1,060,000                       1,163,551
        5%, 1/1/2010 (Insured; FGIC)                                                    1,110,000                       1,208,812

New Jersey Turnpike Authority,
    Turnpike Revenue
    5%, 1/1/2019 (Insured; FGIC)                                                       10,000,000                      10,325,100

New Jersey Transit Corp., COP:
    5.50%, 9/15/2009
        (Insured; AMBAC)                                                                5,000,000                       5,604,950
    6%, 9/15/2015
    (Insured; AMBAC)                                                                    2,000,000                       2,257,800

NEW MEXICO--.5%

New Mexico Highway
  Commission Tax Revenue
        5.50%, 6/15/2008                                                                1,000,000                       1,124,220
        6%, 6/15/2015                                                                   2,000,000                       2,250,980

NEW YORK--14.7%

Greece Central School District:
    6%, 6/15/2010                                                                         225,000                         261,054
    6%, 6/15/2011                                                                         950,000                       1,105,107
    6%, 6/15/2012                                                                         950,000                       1,109,591
    6%, 6/15/2013                                                                         950,000                       1,110,636
    6%, 6/15/2014                                                                         950,000                       1,112,897
    6%, 6/15/2015                                                                         950,000                       1,113,020

Long Island Power Authority,
    Electric System Revenue:
        5%, 6/1/2009                                                                    2,000,000                       2,160,140
        5%, 4/1/2010
(Insured; AMBAC)                                                                        2,500,000                       2,715,525

Metropolitan Transportation Authority:
  Commuter Facilities Revenue:
        5.50%, 7/1/2007 (Insured;
            AMBAC, Escrowed to Maturity)                                                1,000,000                       1,118,660
        5.50%, 7/1/2011                                                                 1,000,000                       1,123,420
        (Grand Central Terminal)
            5.70%, 7/1/2024 (Insured;
                 FSA, Prerefunded 7/1/2005)                                               200,000 (a)                     217,908
    Service Contract Revenue
        5.75%, 1/1/2018                                                                 1,500,000                       1,658,715
    Transit Facilities Revenue
        6.30%, 7/1/2007
            (Insured; MBIA)                                                             5,250,000                       6,026,580

Municipal Assistance Corporation
    For the City of New York
    6%, 7/1/2005 (Insured; AMBAC)                                                         100,000                         108,482

Nassau County Interim
    Finance Authority,
    Sales Tax Secured 4%,
    11/15/2008 (Insured; MBIA)                                                          2,310,000                       2,446,105

New York City:
    5.40%, 8/1/2004                                                                     1,300,000                       1,348,022
    7%, 8/1/2006                                                                          300,000                         338,151
    6.25%, 2/15/2007
        (Prerefunded 2/15/2005)                                                         1,250,000 (a)                   1,353,050
    6.20%, 8/1/2007                                                                       795,000                         844,774
    6.20%, 8/1/2007
        (Prerefunded 8/1/2004)                                                            205,000 (a)                     217,835
    6%, 8/1/2008                                                                        5,545,000                       5,836,500
    6%, 4/15/2009                                                                       4,000,000                       4,368,720
    5.50%, 8/1/2010                                                                     2,000,000                       2,224,200
    5.75%, 8/1/2012                                                                       545,000                         587,428
    5.75%, 8/1/2013                                                                     1,650,000                       1,770,235

New York City Municipal Water
    Finance Authority, Water &
    Sewer Systems Revenue
    5.75%, 6/15/2026
    (Insured; MBIA)                                                                     1,255,000                       1,373,761

New York City Transitional
    Finance Authority, Revenue
    5.50%, 11/1/2026                                                                    3,000,000                       3,292,860
    6.125%, 11/15/2014
        (Prerefunded 5/15/2010)                                                           825,000 (a)                     968,674
    6.125%, 11/15/2014                                                                    175,000                         199,469
    6.125%, 11/15/2015
        (Prerefunded 5/15/2010)                                                         2,000,000 (a)                   2,348,300
    5.25%, 2/1/2029                                                                    11,000,000                      11,817,080

New York State Dorm Authority,
    Revenue:
        (Consolidated City University
            System) 5.75%, 7/1/2018
            (Insured; FSA)                                                                200,000                         227,420
        (FIT Student Housing)
            5.75%, 7/1/2006
            (Insured; AMBAC)                                                              130,000                         143,632
        (Mental Health Services Facilities):
            6%, 8/15/2005
            (Escrowed to Maturity)                                                         10,000                          10,904
            6%, 8/15/2005                                                                 990,000                       1,072,556
        (North Shore Long Island
            Jewish Group)                                                               4,000,000                       4,008,840
    5%, 5/1/2018
        (Vassar College) 6%, 7/1/2005                                                     250,000                         270,633

                                                                                                                       The Funds
Stateemnt of Investments (continued)
Mellon National Intermediate Municipal
Bond Fund (continued)
Long-Term Municipal
Investments (continued)
New York (continued)


New York State Environmental
  Facilities Corp., Clean Water &
  Drinking Water Revenue (New York
  City Municipal Water Project)
    5.50%, 6/15/2017                                                                    3,500,000                       3,915,905

New York State Power Authority,
    General Purpose Revenue 7%,
    1/1/2018 (Prerefunded 1/1/2010)                                                       300,000 (a)                     362,148

New York State Thruway Authority:
  (Highway & Bridge Trust Fund):
        5.50%, 4/1/2007 (Insured; FGIC)                                                   500,000                         554,710
        5.50%, 4/1/2013 (Insured; FGIC)                                                 1,000,000                       1,102,160
        6%, 4/1/2014 (Insured; FSA,
            Prerefunded 4/1/2010)                                                       2,000,000 (a)                   2,328,960
        6%, 4/1/2016 (Insured; FSA,
            Prerefunded 4/1/2010)                                                       1,000,000 (a)                   1,164,480
    Service Contract Revenue
        (Local Highway & Bridge)
        6%, 4/1/2005                                                                    7,000,000                       7,500,080

New York State Urban Development
    Corp., Revenue
        (Correctional Capital Facilities):
            6%, 1/1/2010
                 (Prerefunded 1/1/2005)                                                 3,000,000 (a)                   3,249,480
            5%, 1/1/2011                                                                5,000,000                       5,323,200
        (Higher Education Technology
            Grants) 5.75%, 4/1/2015
            (Insured; MBIA)                                                               500,000                         536,435

Orange County 5.50%, 11/15/2007                                                           250,000                         281,958

Port Authority of New York and
    New Jersey 5.50%, 10/15/2006
    (Insured; MBIA)                                                                     3,045,000                       3,337,168

Westchester County 6.625%, 11/1/2004                                                      250,000                         266,580

NORTH CAROLINA--2.6%

Charlotte-Mecklenberg Hospital
    Authority, Health Care System
    Revenue 5.60%, 1/15/2011                                                            1,000,000                       1,077,280

Concord, COP
    5.50%, 6/1/2011 (Insured; MBIA)                                                     1,000,000                       1,115,550

Durham County 5.50%, 4/1/2010                                                           1,000,000                       1,124,570

Guilford County, Public Improvement
    5.10%, 10/1/2014                                                                    1,500,000                       1,615,845

Mecklenburg County:
    5.50%, 4/1/2011                                                                     1,195,000                       1,341,866
    Public Improvement Revenue
        4.75%, 4/1/2008                                                                 1,000,000                       1,091,740

North Carolina Eastern Municipal
    Power Agency, Power System
    Revenue 5.375%, 1/1/2016                                                            1,500,000                       1,522,440

North Carolina Municipal Power
    Agency, Electric Revenue
    (No. 1 Catawba) 5%, 1/1/2005                                                        1,000,000                       1,039,620

Raleigh Durham Airport Authority,
    Revenue 5.25%, 11/1/2013
    (Insured; FGIC)                                                                     3,740,000                       4,044,773

Wake County 5.75%, 2/1/2015                                                             2,000,000                       2,218,420

Wake County Industrial Facilities &
    Pollution Control Financing
    Authority, Revenue (Carolina Power
    & Light Co.) 5.375%, 2/1/2017                                                       1,000,000                       1,033,830

OHIO--4.2%

Akron, Sewer Systems Revenue
    6%, 12/1/2014                                                                         500,000                         563,380

Butler County Transportation
    Improvement District
    6%, 4/1/2011 (Insured; FSA)                                                         1,000,000                       1,131,780

Columbus :
    6%, 6/15/2008                                                                       3,000,000                       3,445,470
    5.50%, 9/15/2008
        (Prerefunded 9/15/2003)                                                         1,000,000 (a)                   1,022,000

Cuyahoga County, Revenue
  (Cleveland Clinic Health System):
        6%, 1/1/2015                                                                    2,265,000                       2,480,651
        6%, 1/1/2017                                                                    3,900,000                       4,207,749

Erie County, Hospital Facilities
    Revenue (Firelands Regional
    Medical Center)
    4.50%, 8/15/2006                                                                    1,200,000                       1,264,320

Northeast Regional Sewer District,
    Wastewater Improvement
    Revenue 6.25%, 11/15/2004
    (Insured; AMBAC)                                                                    1,500,000                       1,593,495

Ohio Infrastructure Improvements
    5.625%, 2/1/2009                                                                    1,000,000                       1,129,370

Ohio Building Authority:
    (Adult Correction Building)
        5.25%, 4/1/2013                                                                 2,000,000                       2,156,240
    (Juvenile Correction Facilities)
        5.50%, 4/1/2014                                                                 3,295,000                       3,603,445
    (Sports Building Fund)
        5.50%, 4/1/2014                                                                 1,945,000                       2,127,071

Mellon National Intermeidate Municipal Bond Fund (continued)
Long-Term Municipal
Investemnts (continued)
Ohio (continued)

Ohio Water Development Authority,
  Solid Waste Revenue
    4.85%, 11/1/2007                                                                    3,000,000                       3,095,760

OKLAHOMA--.2%

Oklahoma Capital Improvement
  Authority, State Highway Capital
  Improvement Revenue
    5%, 6/1/2006 (Insured; MBIA)                                                        1,200,000                       1,302,000

Oklahoma Housing Finance Agency,
    SFMR 6.80%, 9/1/2016                                                                  265,000                         274,471

OREGON--.8%

Jackson County School District:
    (Central Point) 5.75%,
        6/15/2016 (Insured; FGIC)                                                       2,265,000                       2,517,412
    (Eagle Point) 5.625%, 6/15/2014                                                     1,500,000                       1,655,835

Portland Urban Renewal &
    Redevelopment (Convention
    Center) 5.75%, 6/15/2018
    (Insured; AMBAC)                                                                    1,150,000                       1,269,968

PENNSYLVANIA--2.5%

Allegheny County Hospital
  Development Authority, Revenue
  (University of Pittsburgh Medical
    Center) 5.25%, 6/15/2015                                                            1,620,000                       1,643,506

Chester County 5%, 11/15/2010                                                           3,420,000                       3,755,707

Montgomery County Industrial
    Development Authority, PCR
    (Peco Energy Co. Project)
    5.30%, 10/1/2004                                                                    2,500,000                       2,581,950

Pennsylvania Higher Educational
    Facilities Authority,
    Health Services Revenue:
        (University of Pennsylvania):
            5%, 1/1/2004                                                                2,000,000                       2,024,180
            5.35%, 1/1/2008                                                             3,750,000                       3,961,913
            7%, 1/1/2008                                                                1,800,000                       1,864,260

Scranton-Lackawanna Health &
    Welfare Authority Catholic
    Healthcare Revenue (Mercy Health)
    5.10%, 1/1/2007 (Insured; MBIA)                                                       100,000                         108,292

State Public School Building Authority,
    College Revenue
    (Harrisburg Community College)
    6.25%, 4/1/2008 (Insured; MBIA)                                                       795,000                         914,353

RHODE ISLAND--.2%

Rhode Island Health & Educational
  Building Corp., Higher Educational
  Revenue (Providence College):
        4.50%, 11/1/2017                                                                  795,000                         784,713
        4.50%, 11/1/2018                                                                  615,000                         600,750

SOUTH CAROLINA--3.9%

Greenville County School District,
  Installment Purchase Revenue:
  (Building Equity Sooner Tomorrow):
        5.25%, 12/1/2010                                                               10,000,000                      10,910,000
        5.25%, 12/1/2011                                                                6,000,000                       6,508,020
        5.875%, 12/1/2018                                                               3,000,000                       3,251,970

South Carolina Jobs-Economic
    Development Authority, Revenue:
        Hospital Facilities
            (Georgetown Memorial
            Hospital) 5.25%, 2/1/2021                                                   1,250,000                       1,233,800
        Economic Development (Waste
            Management of South Carolina
            Inc.) 4.10%, 11/1/2004                                                      1,000,000                       1,011,500

South Carolina Public service
    Authority, Revenue
    5%, 1/1/2017 (Insured; FSA)                                                         1,750,000                       1,824,830

South Carolina School Facilities
    5%, 1/1/2009                                                                        1,000,000                       1,099,240

TENNESSEE--.0%

Shelby County Health Educational &
    Housing Facilities Board, Revenue
    (St. Judes Children's Research)
    5%, 7/1/2009                                                                          300,000                         318,354

TEXAS--4.7%

Austin Independent School District
    5.70%, 8/1/2011                                                                     1,530,000                       1,675,855

Brazos River Authority,
    Collateral Revenue
    (Houston Light & Power Co.)
    4%, 8/1/2015 (Insured; MBIA)                                                        1,300,000                       1,265,654

Cypress-Fairbanks Independent
    School District (Schoolhouse)
    5%, 2/15/2009                                                                       3,130,000                       3,421,372

Dallas Fort Worth, International
    Airport Revenue 5.50%,
    11/1/2031 (Insured; FGIC)                                                           1,000,000                       1,010,730

Harris County, Toll Road Revenue
    6%, 8/1/2009 (Insured; FGIC)                                                        5,150,000                       5,928,165

                                                                                                                        The Funds
Statement of Investments (continued)
Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
Texas (continued)

Laredo Independent School District
    6%, 8/1/2014
    (Prerefunded 8/1/2009)                                                              1,000,000 (a)                   1,162,230

Lewisville Independent School
    District Building Bonds:
        7.50%, 8/15/2006                                                                  650,000                         750,958
        7.50%, 8/15/2007                                                                  600,000                         711,714

Matagorda County Navigation
    District No.1, Collateral Revenue
    (Houston Light & Power Co.)
    4%, 10/15/2015 (Insured; MBIA)                                                        925,000                         899,378

Mission Consolidated
    Independent School District
    5.875%, 2/15/2009                                                                   1,690,000                       1,880,835

North Forest Independent
    School District:
        5.25%, 8/15/2005
            (Escrowed to Maturity)                                                        135,000                         145,141
        5.25%, 8/15/2005                                                                  865,000                         928,413

San Antonio:
    Electric & Gas Revenue
        5.375%,  2/1/2015
        (Prerefunded 2/1/2006)                                                          2,000,000 (a)                   2,190,900
    General Improvement
        5.90%, 2/1/2016                                                                   500,000                         556,430

Texas Public Finance Authority
    5.50%, 10/1/2007                                                                    2,750,000                       3,081,788

Trinity River Authority, Regional
    Wastewater System Revenue:
        5%, 8/1/2006 (Insured; MBIA)                                                    2,500,000                       2,716,425
        5%, 8/1/2007 (Insured; MBIA)                                                    3,000,000                       3,289,680

UTAH--.8%

Intermountain Power Agency,
  Power Supply Revenue:
        6%, 7/1/2008 (Insured; MBIA)                                                    4,200,000                       4,803,078
        6.25%, 7/1/2009 (Insured; FSA)                                                    750,000                         872,430

VERMONT--.8%

Burlington, Electric Revenue:
    6.25%, 7/1/2011 (Insured; MBIA)                                                     2,000,000                       2,336,760
    6.25%, 7/1/2012 (Insured; MBIA)                                                     2,500,000                       2,928,375

VIRGINIA--2.2%

Chesterfield County Industrial
  Development Authority, PCR
    5.875%, 6/1/2017                                                                    3,000,000                       3,090,270

Fairfax County, Public Improvement
    5%, 6/1/2007                                                                        4,000,000                       4,389,040
    5%, 6/1/2007                                                                        2,455,000                       2,693,773

Louisa Industrial Development
    Authority, PCR (Virginia Electric &
    Power Co.) 5.25%, 12/1/2008                                                         3,000,000                       3,139,140

Newport News Industrial
    Development Authority, Revenue
    (Advanced Shipbuilding Carrier)
    5.50%, 9/1/2010                                                                     1,000,000                       1,127,800

WASHINGTON--2.1%

Cowlitz County, Special Sewer Revenue
  (CSOB Wastewater Treatment)
    5.50%, 11/1/2019 (Insured; FGIC)                                                    1,500,000                       1,641,015

Seattle Municipal Light & Power,
    Revenue 5.50%, 12/1/2010                                                            1,000,000                       1,112,760

Washington 4%, 1/1/2009
    (Insured; MBIA)                                                                     5,855,000                       6,110,805

Washington Public Power Supply
    System, Revenue
    (Nuclear Project Number 1):
        6%, 7/1/2005 (Insured; AMBAC)                                                   3,000,000                       3,245,310
        6%, 7/1/2006 (Insured; MBIA)                                                      500,000                         554,985
        7%, 7/1/2008
            (Escrowed to Maturity)                                                        380,000                         454,495
        7%, 7/1/2008                                                                      620,000                         729,517

WISCONSIN--.2%

Kenosha, Waterworks Revenue
    5%, 12/1/2012 (Insured; FGIC)                                                         750,000                         797,753

Wisconsin Health & Educational
    Facilities Authority, Revenue
    (Aurora Medical Group Inc.)
    5.75%, 11/15/2007 (Insured; FSA)                                                      500,000                         560,615

U.S. RELATED--6.1%

Puerto Rico Commonwealth:
    5%, 7/1/2008 (Insured; FGIC)                                                       10,000,000                      11,062,700
    6.25%, 7/1/2011 (Insured; MBIA)                                                       950,000                       1,117,010
    6%, 7/1/2013                                                                        1,500,000                       1,671,870
    6.25%, 7/1/2013
        (Insured; MBIA)                                                                 1,380,000                       1,634,127
    Public Improvement 5.50%,
        7/1/2015 (Insured; FGIC)                                                        4,000,000                       4,514,840

Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Transportation Revenue
        6.25%, 7/1/2009 (Insured; MBIA)                                                   150,000                         175,532
        5.875%, 7/1/2035 (Insured;
            MBIA, Prerefunded 7/1/2010)                                                 1,405,000 (a)                   1,636,502
        5.875%, 7/1/2035
            (Insured; MBIA)                                                             2,595,000                       2,882,189

Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investmens (continued)
U.S. Related (continued)

Puerto Rico Electric Power Authority,
  Power Revenue:
        6.50%, 7/1/2006 (Insured; MBIA)                                                   625,000                         704,719
        5.25%, 7/1/2015 (Insured; MBIA)                                                 2,000,000                       2,210,940
        5.25%, 7/1/2029 (Insured; FSA)                                                  2,000,000                       2,048,240

Puerto Rico Public Buildings Authority,
  Government Facility Revenue:
        6.25%, 7/1/2010
            (Insured; AMBAC)                                                              750,000                         878,663
        5.50%, 7/1/2014                                                                 1,000,000                       1,089,900
        5.50%, 7/1/2015                                                                 1,000,000                       1,088,540
        5.50%, 7/1/2016                                                                 2,000,000                       2,167,880
        5.75%, 7/1/2017                                                                 1,945,000                       2,147,786

University of Puerto Rico,
    University Revenue:
        5.375%, 6/1/2030
            (Insured; MBIA)                                                             3,000,000                       3,156,690
        6.25%, 6/1/2008
            (Insured; MBIA)                                                               750,000                         868,328

TOTAL LONG TERM
    MUNICIPAL INVESTMENTS
    (cost $612,609,551)                                                                                               642,229,829
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.1%
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--.7%

Breckinridge County, Lease Program
  Revenue VRDN (Kentucky
  Association Counties Leasing Trust)
    .88% (LOC; Firstar Bank, N.A.)                                                      4,700,000 (c)                   4,700,000

MASSACHUSETTS--.9%

Massachusetts, VRDN
    (Central Artery) .87%                                                               1,000,000 (c)                   1,000,000

Massachusetts Health & Educational
    Facilities Authority, Revenue, VRDN
    (Capital Assets Program) .85%
    (Insured; MBIA, LOC; State Street
    Bank & Trust Company)                                                               4,400,000 (c)                   4,400,000

Massachusetts Industrial Finance
    Agency, Revenue, VRDN (Showa
    Women's Institute) .85%
    (LOC; Mizuho Corporate Bank
    and Bank of New York)                                                                 600,000 (c)                     600,000

NEBRASKA--.3%

Lancaster County Hospital Authority,
  Health Facilities Revenue, VRDN
  (Immanuel Health System) .87%
    (LOC; La Salle National Bank)                                                       2,200,000 (c)                   2,200,000

NEVADA--.4%

Reno, Hospital Revenue VRDN
    (St. Mary's Regional Medical)
    .80% (Insured; MBIA)                                                                2,400,000 (c)                   2,400,000

NORTH DAKOTA--.4%

Grand Forks, Hospital Facilities
    Revenue, VRDN (United Hospital
    Obligation Group Project) .82%
    (LOC; La Salle National Bank)                                                       2,400,000 (c)                   2,400,000

OHIO--.2%

University of Toledo,
    General Receipts,
    VRDN .80% (Insured; FGIC)                                                           1,100,000 (c)                   1,100,000

PENNSYLVANIA--.3%

South Fork Municipal Authority,
    HR, VRDN (Conemaugh Health
    System) .80% (Insured; MBIA)                                                        1,700,000 (c)                   1,700,000

TENNESSEE--.5%

Clarksville Public Building
  Authority, Pooled Financing
    Revenue, VRDN (Tennessee
    Municipal Bond Fund) .85%
    (LOC; Bank of America N.A.)                                                         3,400,000 (c)                   3,400,000

WASHINGTON--1.4%

Washington Health Care Facilities
  Authority, Revenue, VRDN
    (VA Medical Center)
    .82% (Insured; MBIA)                                                                2,600,000 (c)                   2,600,000

Washington Housing Finance
    Commission, Nonprofit
    Housing Revenue VRDN:
        (Pioneer Human Sevices
            Projects) .95% (LOC; U.S.
            Bank Trust, N.A.)                                                           4,950,000 (c)                   4,950,000
        (YMCA Greater Seattle)
            .85%  (LOC; U.S. Bank
            of Washington)                                                              2,540,000 (c)                   2,540,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $33,990,000)                                                                                                 33,990,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $646,599,551)                                                                    101.2%                     676,219,829

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                        (1.2%)                     (8,132,375)

NET ASSETS                                                                                 100.0%                     668,087,454

                                                                                                                 The Funds



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

EDR          Economic Development Revenue

FGIC         Financial Guaranty Insurance Company

FNMA         Federal National Mortgage Association

FSA          Financial Security Assurance

GNMA         Government National Mortgage Association

HR           Hospital Revenue

LOC          Letter of Credit

LR           Lease Revenue

MBIA         Municipal Bond Investors Assurance
                Insurance Corporation

PCR          Pollution Control Revenue

SFMR         Single Family Mortgage Revenue

RRR          Resources Recovery Revenue

VRDN         Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                            Aaa                                   AAA                                 53.2

AA                             Aa                                    AA                                  20.9

A                              A                                     A                                   13.5

BBB                            Baa                                   BBB                                  5.7

F-1                            MIG1/P1                               SP1/A1                               5.0

Not Rated (d)                  Not Rated (d)                         Not Rated (d)                        1.7

                                                                                                        100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
     CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST
     RATES.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY
     TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

August 31, 2003



                                                                                                                     Unrealized
                                               Market Value                                                        Appreciation
                                                Covered by                                                        (Depreciation)
                                                 Contracts        Contracts ($)               Expiration        at 8/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SOLD SHORT

US Treasury Note Futures                              220           24,536,875            September 2003           1,816,641

US Treasury Note Futures                              200           21,957,813             December 2003            (26,563)

                                                                                                                   1,790,078

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Funds


STATEMENT OF INVESTMENTS

August 31, 2003

MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                      Principal
  INVESTMENTS--93.1%                                                                    Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.4%

State of Alabama
    5.25%, 6/1/2007                                                                     1,205,000                       1,331,151

Mobile 5%, 2/15/2005
    (Insured; AMBAC)                                                                    1,440,000                       1,516,219

ARIZONA--2.5%

Maricopa County Community
  College District:
        6.50%, 7/1/2004                                                                 1,420,000                       1,485,235
        6.50, 7/1/2009
            (Prerefunded 7/1/2006)                                                      1,510,000 (a)                   1,719,180

Tucson:
    5%, 7/1/2005                                                                        1,160,000                       1,236,734
    Water Revenue
        5%, 7/1/2004 (Insured; FGIC)                                                      725,000                         749,374

CALIFORNIA--4.2%

Agua Caliente Band of
  Cahuilla Indians, Revenue:
        4%, 7/1/2006                                                                      500,000                         499,050
        4.60%, 7/1/2008                                                                   800,000                         797,552

California Statewide Communities
    Development Authority, Revenue:
        (Kaiser Permanente):
            3.70%, 6/1/2005                                                             1,000,000                       1,027,180
            3.85%, 8/1/2006                                                             1,000,000                       1,032,860
        Solid Waste Development
            (Waste Management Inc
            Project) 4.95%, 4/1/2011                                                      500,000                         505,520

California Department of
    Water Resources, Power Supply
    Revenue 5.50%, 5/1/2008                                                             3,500,000                       3,846,290

Foothill-Eastern Transportation
    Corridor Agency, Toll Road
    Revenue 4.375%, 1/15/2004                                                           1,140,000                       1,151,913

CONNECTICUT--1.8%

State of Connecticut:
    4%, 12/15/2005                                                                      1,000,000                       1,057,770
    Airport Revenue:
        7.65%, 10/1/2012
            (Insured; FGIC)                                                               830,000                         884,440
        7.65%, 10/1/2012
            (Insured; FGIC)
            (Prerefunded 10/1/2004)                                                       370,000 (a)                     396,318

Connecticut Development Authority,
    PCR (United Illuminating)
    4.35%, 6/1/2026                                                                     1,500,000                       1,510,185

FLORIDA--7.2%

Escambia County Health Facilities
  Authority, Revenue
  (Ascension Health Credit):
        5%, 11/15/2006                                                                  1,000,000                       1,080,500
        5%, 11/15/2007                                                                    400,000                         434,212

Florida Department of
    Transportation 4%, 7/1/2004                                                         2,675,000                       2,742,865

Miami Beach Health Facilities
    Authority, HR (Mount Sinai Medical
    Center) 5.50%, 11/15/2035                                                           1,000,000                         974,910

Orlando Utilities Commission,
    Water and Electric
    Revenue 5%, 10/1/2006                                                               1,000,000                       1,092,400

Pinellas County, Capital Improvement
    Revenue 4.50%, 1/1/2006                                                             4,000,000                       4,257,080

Saint Johns County Industrial
  Development Authority, IDR
  (Professional Golf Hall of Fame
  Project) 5.875%, 9/1/2023
  (Insured; MBIA)
    (Prerefunded 9/1/2006)                                                              1,085,000 (a)                   1,222,643

Tampa-Hillsborough County
    Expressway Authority,
    Revenue 5%, 7/1/2004
    (Insured; FGIC)                                                                     2,140,000                       2,212,118

Volusia County School
    Board, Sales Tax Revenue
    5%, 10/1/2004 (Insured; FSA)                                                        1,000,000                       1,043,370

GEORGIA--2.6%

College Park Business and Industrial
  Development Authority,
  Revenue (Civic Center Project)
    5.80%, 9/1/2005 (Insured; FSA)                                                      1,165,000                       1,267,427

De Kalb County Development
    Authority, Revenue
    (Emory University Project)
    5.375%, 11/1/2005                                                                   3,000,000                       3,253,200

State of Georgia 6%, 3/1/2004                                                           1,000,000                       1,025,330

ILLINOIS--4.5%

Chicago Transit Authority,
  Capital Grant Receipt Revenue
  (Douglas Branch Reconstruction)
    5%, 6/1/2007 (Insured; AMBAC)                                                       7,000,000                       7,386,470

Lake County First Preservation
    District 4.50%, 12/15/2003                                                          2,025,000                       2,046,020

Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)

KANSAS--.8%

Crawford County Unified School
    District No. 250 6%,
    9/1/2004 (Insured; FSA)                                                               565,000                         593,007

Kansas Development Finance
    Authority, Revenue (Water
    Pollution Control Revolving
    Fund) 5%, 11/1/2006                                                                 1,000,000                       1,093,840

KENTUCKY--1.3%

Logan/Todd Regional Water
  Commission, Revenue
    4%, 2/1/2007                                                                        2,500,000                       2,633,400

MARYLAND--1.8%

Washington Suburban Sanitary
    District, Sewage Disposal
    5%, 6/1/2006                                                                        3,500,000                       3,796,520

MASSACHUSETTS--3.6%

Massachusetts College Building
  Authority, Project
    Revenue 4%, 5/1/2006                                                                  535,000                         564,297

Massachusetts Health and Educational
    Facilities Authority, Revenue:
        (Boston College)
            5%, 6/1/2007                                                                1,000,000                       1,093,110
        (Harvard University)
            5.50%, 1/15/2004                                                            2,110,000                       2,146,123
        (Springfield College)
            4%, 10/15/2007                                                              1,220,000                       1,280,158

Massachusetts Development
    Finance Agency, Revenue
    (Combined Jewish Philanthropies)
    3.50%, 2/1/2008                                                                     2,520,000                       2,563,798

MICHIGAN--3.3%

Michigan, Environmental Program
    5%, 5/1/2009                                                                        2,000,000                       2,204,380

Michigan Building Authority,
    Revenue (Facilities Program):
        5.50%, 10/15/2006                                                               1,250,000                       1,387,200
        5.625%, 10/1/2008
            (Prerefunded 10/1/2004)                                                     1,000,000 (a)                   1,069,110

Michigan Municipal Bond
    Authority, Revenue
    (Clean Water State
    Revolving Fund):
        4.50%, 10/1/2006                                                                1,000,000                       1,077,470
        5%, 10/1/2006                                                                   1,000,000                       1,092,400

MINNESOTA--2.2%

State of Minnesota 5%, 10/1/2006                                                        2,000,000                       2,186,680

Hennepin County, Solid Waste
    5.50%, 10/1/2005
    (Prerefunded 10/1/2003)                                                             2,000,000 (a)                   2,028,020

Willmar Independent School
    District No. 347 5.15%, 2/1/2009                                                      400,000                         426,672

MISSISSIPPI--1.6%

State of Mississippi, Highway
    Revenue, Four Lane Highway
    Program 5.25%, 6/1/2006                                                             3,000,000                       3,272,550

MISSOURI--4.2%

Missouri, Water Pollution Control
    4%, 10/1/2007                                                                       3,000,000                       3,200,910

Missouri Board of Public Buildings,
    State Office Building Special
    Obligation 5.50%, 5/1/2005                                                          3,365,000                       3,596,344

Missouri Highways and Transit
    Commission, State Road
    Revenue 5%, 2/1/2004                                                                2,000,000                       2,034,220

NEW HAMPSHIRE--.5%

State of New Hampshire
    4%, 7/15/2005                                                                       1,000,000                       1,049,510

NEW JERSEY--5.0%

New Jersey Economic Development
    Authority, Exempt Facilities Revenue
    (Waste Management of New Jersey
    Inc. Project) 4%, 11/1/2013                                                         2,800,000                       2,829,008

New Jersey Transit Corp.,
    Capital Grant Anticipation
    Notes 5.50%, 2/1/2005
    (Insured; AMBAC)                                                                    5,000,000                       5,286,750

New Jersey Transportation Trust
    Fund Authority 5%, 12/15/2006                                                       1,000,000                       1,092,150

University of Medicine and Dentistry,
    COP 6.75%, 12/1/2009
    (Insured; MBIA)                                                                     1,380,000                       1,386,210

NEW YORK--3.1%

Metropolitan Transportation
  Authority
    Service Contract 5%, 1/1/2006                                                       1,425,000                       1,526,403

Municipal Assistance Corp.
    for the City of New York:
        5.50%, 7/1/2004                                                                 1,000,000                       1,038,730
        5.25%, 7/1/2006                                                                 1,415,000                       1,549,694

                                                                                                                        The Funds
Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
New York (continued)

New York City Transitional Finance
  Authority, Revenue
    (New York City Recovery)
    5%, 11/01/2006                                                                      1,250,000                       1,364,875

New York State Dormitory
    Authority, Revenue
    (Lutheran Medical Center)
    4%, 8/1/2007 (Insured; MBIA)                                                        1,000,000                       1,057,230

NORTH CAROLINA--2.8%

State of North Carolina, Public
    Improvement 5%, 3/1/2006                                                            1,000,000                       1,079,310

North Carolina Eastern Municipal
    Power Agency, Power System
    Revenue 5%, 1/1/2007                                                                  655,000                         695,014

North Carolina Housing Finance
    Agency, Student Housing
    (Appalachian Student Housing
    Corp.) 5.50%, 7/1/2031
    (LOC; First Union National Bank)                                                    1,485,000                       1,485,386

North Carolina Municipal Power
    Agency Number 1, Catawba
    Electric Revenue
    5%, 1/1/2005                                                                          500,000                         519,810

Wake County, Public Improvement
    5%, 4/1/2006                                                                        2,000,000                       2,162,460

OHIO--3.3%

Ohio Higher Education
  Capital Facilities:
        5.25%, 5/1/2005                                                                 2,500,000                       2,661,575
        5.25%, 5/1/2006                                                                 1,000,000                       1,088,820

Ohio Building Authority, State
    Facilities, Adult Correctional
    5.75%, 4/1/2005                                                                     2,250,000                       2,405,633

University of Cincinnati,
    General Receipts 5.50%,
    6/1/2005 (Insured; FGIC)                                                              800,000                         857,176

OKLAHOMA--1.3%

Oklahoma Capital Improvement
  Authority, State Highway
  Capital Improvement Revenue
    5%, 6/1/2005 (Insured; MBIA)                                                        1,700,000                       1,808,426

Tulsa County Independent
    School District Number 1,
    Combined Purpose
    4.50%, 3/1/2004                                                                     1,000,000                       1,017,800

PENNSYLVANIA--11.4%

Berks County 5.50%,
    11/15/2005 (Insured; AMBAC)                                                         1,835,000                       1,998,205

Corry Area School District
    5%, 12/1/2003                                                                       3,000,000                       3,030,330

Delaware County Industrial
    Development Authority, PCR
    (Peco Energy Co.)
    5.20%, 10/1/2004                                                                    1,000,000                       1,033,800

Greater Latrobe School Authority,
    School Building Revenue
    4%, 10/1/2007 (Insured; FGIC)                                                       2,000,000                       2,125,100

Lehigh County Industrial
    Development Center, PCR
    (Peoples Electric Utility Corp.)
    3.125%, 11/1/2008
    (Insured; AMBAC)                                                                    1,250,000                       1,249,250

State of Pennsylvania:
    5.30%, 5/1/2004                                                                     1,375,000                       1,414,889
    5.125%, 9/15/2006
        (Insured; AMBAC)                                                                1,175,000                       1,288,399
    5%, 10/1/2008 (Insured; FGIC)                                                       1,000,000                       1,109,410

Pennsylvania Industrial
    Development Authority, EDR
    7%, 7/1/2007 (Insured; AMBAC)                                                         440,000                         512,292

Philadelphia, Gas Works Revenue
    5%, 8/1/2007 (Insured; FSA)                                                         1,555,000                       1,706,364

Pittsburgh 5%,
    3/1/2008 (Insured; FGIC)                                                            2,000,000                       2,122,660

Spring Grove Area School District
    5.625%, 4/1/2017 (Insured;
    FGIC) (Prerefunded 4/1/2005)                                                          820,000 (a)                     876,326

Sayre Health Care Facilities Authority,
    Revenue (Guthrie Healthcare
    System) 5.50%, 12/1/2004                                                            1,310,000                       1,365,688

Spring-Ford Area School District
    6.50%, 2/1/2018 (Insured;
    AMBAC) (Prerefunded 2/1/2004)                                                       4,000,000 (a)                   4,192,920

TENNESSEE--1.0%

Humpheys Industrial Development
  Board, SWDR (E.I. Dupont
  Denemours and Co. Project)
    6.70%, 5/1/2024                                                                     2,000,000                       2,091,700

TEXAS--9.7%

State of Texas
    5.70%, 10/1/2003                                                                    2,000,000                       2,008,340

Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
Texas (continued)

Dallas, Waterworks and Sewage
    System Revenue 5%, 10/1/2007                                                        1,000,000                       1,101,280

Gulf Coast Waste Disposal Authority,
    SWDR (Waste Management of
    Texas) 2.85%, 5/1/2028                                                              1,750,000                       1,748,915

Houston, Public Improvement
    5%, 3/1/2005 (Insured; MBIA)                                                        2,000,000                       2,107,880

Killeen Independent School District
  4.50%, 2/15/2007
    (Guaranteed; Public School Fund)                                                      500,000                         536,045

North Texas Thruway Authority,
    Dallas North Thruway
    System Revenue 5%,
    1/1/2038 (Insured; AMBAC)                                                           2,000,000                       2,182,600

Tarrant Regional Water District,
    Water Revenue 4.50%,
    3/1/2006 (Insured; FSA)                                                             1,000,000                       1,064,410

Texas A & M University, Financing
    System Revenues 5.625%,
    5/15/2016 (Insured; AMBAC)
    (Prerefunded 5/15/2006)                                                             2,500,000 (a)                   2,751,575

Texas Turnpike Authority,
    Central Texas Turnpike
    System Revenue 5%, 6/1/2007                                                         2,500,000                       2,729,950

Trinity River Authority, Regional
  Wastewater System Revenue
    5%, 8/1/2005 (Insured; MBIA)                                                        4,000,000                       4,269,920

UTAH--3.4%

State of Utah:
    5.50%, 7/1/2005                                                                       915,000                         983,634
    5.50%, 7/1/2005
        (Prerefunded 7/1/2005)                                                             85,000 (a)                      91,440

Intermountain Power Agency,
    Power Supply Revenue 4.50%,
    7/1/2007 (Insured; AMBAC)                                                           2,500,000                       2,692,800

Jordan School District
    (Local School Board Program)
    5.25%, 6/15/2007                                                                    3,000,000                       3,315,330

VIRGINIA--1.5%

Hampton, Public Improvement
    4%, 8/1/2005                                                                        1,000,000                       1,050,150

Louisa Industrial Development
    Authority, PCR (Virginia
    Electric  and Power Co.)
    5.25%, 12/1/2008                                                                    2,000,000                       2,092,760

WASHINGTON--2.1%

Washington Public Power Supply
  System, Revenue:
     (Nuclear Project No. 1)
            6%, 7/1/2005
            (Insured; AMBAC)                                                            2,000,000                       2,163,540
        (Nuclear Project No. 3)
            6%, 7/1/2007
            (Insured; AMBAC)                                                            2,050,000                       2,313,015

WEST VIRGINIA--.5%

West Virginia Higher Education
  Policy Commission Revenue
    (University Facilities)
    5%, 4/1/2005 (Insured; MBIA)                                                        1,000,000                       1,057,090

U.S. RELATED--4.5%

Commonwealth of Puerto Rico
    5%, 7/1/2008 (Insured; FGIC)                                                        1,500,000                       1,659,405
    Public Improvement 5.375%,
        7/1/2025 (Insured; FSA)
        (Prerefunded 7/1/2007)                                                          1,000,000 (a)                   1,115,650

Puerto Rico Highway and
    Transportation Authority,
    Highway Revenue:
        5%, 7/1/2005                                                                    2,500,000                       2,650,325
        5%, 7/1/2006                                                                    2,500,000                       2,689,750

Puerto Rico Municipal
    Finance Agency
    4%, 8/1/2006
    (Insured; FSA)                                                                      1,355,000                       1,438,752

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS
    (cost $192,586,997)                                                                                               196,019,584

SHORT-TERM MUNICIPAL
INVESTMENTS--6.8%

IDAHO--1.3%

Idaho Health Facilities Authority,
  Revenue, VRDN
  (Pooled Financing Program)
    .85% (LOC; U.S. Bank of Idaho)                                                      2,700,000 (b)                   2,700,000

IOWA--1.4%

Grinnell, HR, VRDN
    (Grinnell Regional
    Medical Center) .85%
    (LOC; U.S. Bank N.A.)                                                               2,900,000 (b)                   2,900,000

                                                                                                                        The Funds
Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)

KANSAS--1.6%

Kansas Development Finance
  Authority, Revenue, VRDN:
     (Hays Medical Center) .85%
            (LOC, Firstar Bank of Milwaukee)                                            1,695,000 (b)                   1,695,000
        Health Facilities (Stormont
            Vail Health Care Inc.)
            .85% (SBPA; Dexia Credit)                                                   1,800,000 (b)                   1,800,000

MISSOURI--1.1%

Missouri Development Finance Board,
    LR, VRDN (Missouri Association
    of Municipal Utilities Lease
    Financing Program) .85% (LOC;
    U.S. Bank National Association)                                                       900,000 (b)                     900,000

Missouri Health and Educational
    Facilities Authority, Educational
    Facilities Revenue, VRDN (Southwest
    Baptist University Project) .85%,
    (LOC; Bank of America)                                                              1,600,000 (b)                   1,600,000

OKLAHOMA--.5%

Oklahoma Development Finance
  Authority, Revenue VRDN (Iverness
  Village--Continuing Care Community)
    .85% (LOC; KBC Bank)                                                                  300,000 (b)                     300,000

Tulsa County Industrial Authority,
  First Mortgage
  Revenue, VRDN (Montercau)
    .87% (LOC; BNP Paribas)                                                               700,000 (b)                     700,000

PENNSYLVANIA--.5%

Allegheny County Hospital
  Development Authority, Revenue
  (Presbyterian University Hospital)
    VRDN .90% (LOC; Bank One N.A.)                                                      1,025,000 (b)                   1,025,000

TENNESSEE--.4%

Clarksville Public Building Authority,
    Revenue VRDN .85%
    (LOC; Bank of America)                                                                800,000 (b)                     800,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $14,420,000)                                                                                                 14,420,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $207,006,997)                                                                     99.9%                     210,439,584

CASH AND RECEIVABLES (NET)                                                                    .1%                         167,888

NET ASSETS                                                                                 100.0%                     210,607,472






Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

EDR          Economic Development Revenue

FGIC         Financial Guaranty Insurance Company

FSA          Financial Security Assurance

HR           Hospital Revenue

IDR          Industrial Development Revenue

LOC          Letter of Credit

LR           Lease Revenue

MBIA         Municipal Bond Investors Assurance
                Insurance Corporation

PCR          Pollution Control Revenue

SBPA         Standby Bond Purchase Agreement

SWDR         Solid Waste Disposal Revenue

VRDN         Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                            Aaa                                   AAA                                 50.2

AA                             Aa                                    AA                                  27.4

A                              A                                     A                                    8.3

BBB                            Baa                                   BBB                                  4.0

F1                             Mig1                                  SP1                                 10.1

                                                                                                        100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2003

MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                      Principal
  INVESTMENTS--98.0%                                                                    Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--1.3%

Agua Caliente Band Cahuilla Indians,
    Revenue 6%, 7/1/2018                                                                1,500,000                       1,483,320

California, Various Purpose GO
    4%, 2/1/2010                                                                          160,000                         160,744

Foothill/Eastern Transportation
    Corridor Agency, Toll Road Revenue:
        0/5.875%, 1/15/2027
            (Insured; MBIA)                                                             6,000,000 (a)                   4,588,560
        0/5.875%, 1/15/2029
            (Insured; MBIA)                                                             2,000,000 (a)                   1,525,100
        5.75%, 1/15/2040                                                                2,000,000                       2,012,400

COLORADO--.5%

Northwest Parkway Public Highway
    Authority, Senior Revenue 0/5.70%,
    6/15/2021 (Insured; AMBAC)                                                          5,000,000 (a)                   3,441,300

CONNECTICUT--.4%

Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program)
    7.30%, 11/15/2003                                                                      20,000                          20,088

Mohegan Tribe of Indians of
    Connecticut Gaming Authority,
    Priority Distribution Payment,
    Public Improvement Bonds
    6.25%, 1/1/2021                                                                     2,500,000                       2,609,400

FLORIDA--1.7%

Broward County, RRR
    (Wheelabrator South)
    4.50%, 6/1/2011                                                                       250,000                         252,252

Capital Trust Agency, Revenue
  (Seminole Tribe of Florida Convention
  and Resort Hotel Facilities):
        8.95%, 10/1/2033                                                                1,875,000                       2,068,219
        10%, 10/1/2033                                                                  8,500,000                       9,986,820

ILLINOIS--.6%

Chicago 5.50%, 1/1/2016
    (Insured; FSA)                                                                      2,305,000                       2,538,520

Illinois Educational Facilities
  Authority (University of Chicago)
    5.25%, 7/1/2011                                                                     1,960,000                       2,134,793

KENTUCKY--.2%

Kentucky Property and Buildings
    Commission, Revenue (Project
    Number 68) 5.75%, 10/1/2010                                                         1,500,000                       1,709,700

MICHIGAN--.5%

Detroit City School District
    5.25%, 5/1/2017 (Insured; FGIC)                                                     2,000,000                       2,169,920

Redford Union School
  District Number 001
    6.25%, 5/1/2008 (Insured; FGIC)                                                     1,045,000                       1,210,005

MISSOURI--.3%

Missouri Housing Development
  Commission, SFMR
    6.40%, 9/1/2029                                                                     1,935,000                       2,074,726

NEW HAMPSHIRE--.2%

New Hampshire Business Finance
    Authority, PCR (Central Maine
    Power Co.) 5.375%, 5/1/2014                                                         1,400,000                       1,438,822

NEW JERSEY--1.1%

New Jersey 6%, 2/15/2011                                                                2,500,000                       2,863,275

New Jersey Transportation Corp.,
  Federal Transportation
  Administration Grants COP:
        5.50%, 9/15/2012
            (Insured; AMBAC)                                                            3,000,000                       3,314,910
        6%, 9/15/2015
            (Insured; AMBAC)                                                            2,000,000                       2,257,800

NEW YORK--3.3%

New York City:
    5.75%, 8/1/2007                                                                     5,495,000                       6,071,096
    5.25%, 11/15/2007                                                                   2,095,000                       2,287,447

New York City Transitional
  Finance Authority, Revenue
  (Future Tax Secured):
        5.50%/14%, 11/1/2026                                                            4,000,000 (b)                   4,390,480
        5.25%, 2/1/2029                                                                 5,000,000                       5,371,400

New York State Dormitory
    Authority, Revenue:
        (Mental Health Services Facilities):
            6%, 8/15/2007
                 (Prerefunded 2/15/2007)                                                   15,000 (c)                      17,162
            6%, 8/15/2007                                                               2,485,000                       2,797,837
        (North Shore Long Island Jewish
            Group) 5%, 5/1/2018                                                         2,000,000                       2,004,420
        (School Program)
            5.25%, 7/1/2011                                                             1,200,000                       1,287,852

NORTH CAROLINA--.4%

North Carolina Eastern Municipal
  Power Agency,
  Power System, Revenue:
            5.30%, 1/1/2015                                                             1,500,000                       1,525,305
            5.125%, 1/1/2023                                                            1,500,000                       1,423,170

Mellon Pennsylvania Intermiediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)

OHIO--1.3%

Cuyahoga County, Revenue
  (Cleveland Clinic Health System)
    6%, 1/1/2016                                                                        5,000,000                       5,431,000

Ohio Higher Education, Capital
  Facilities 5.625%, 5/1/2014
    (Prerefunded 5/1/2010)                                                              3,615,000 (c)                   4,098,759

PENNSYLVANIA--71.2%

Allegheny County:
    5.75%, 12/1/2004                                                                      600,000                         634,848
    5.80%, 9/15/2009 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                            10,000 (c)                      10,494

Allegheny County Hospital
    Development Authority, Revenue:
        (Pittsburgh Mercy Health System):
            5.60%, 8/15/2005
                 (Insured; AMBAC)                                                       2,020,000                       2,184,569
            5.60%, 8/15/2006
                 (Insured; AMBAC)                                                       2,135,000                       2,362,356
        (University of Pittsburgh
            Medical Center):
                 4.95%, 12/1/2007
                     (Insured; MBIA)                                                      690,000                         737,851
                 5.15%, 12/1/2009
                     (Insured; MBIA)                                                      750,000                         792,787
                 5%, 6/15/2014                                                         10,020,000                      10,031,723

Allegheny County Industrial
    Development Authority, PCR 4.35%,
    12/1/2013 (Insured; AMBAC)                                                          5,000,000                       5,005,450

Allegheny County Port Authority,
  Special Transportation Revenue:
     5.50%, 6/1/2008
            (Insured; MBIA)                                                             4,000,000                       4,492,360
        5.375%, 3/1/2011
            (Insured; FGIC)                                                             2,500,000                       2,768,800
        5.50%, 3/1/2014
            (Insured; FGIC)                                                             2,500,000                       2,734,125
        5.50%, 3/1/2016
            (Insured; FGIC)                                                             1,360,000                       1,477,273
        6%, 3/1/2019 (Insured; MBIA)
            (Prerefunded 3/1/2009)                                                      5,000,000 (c)                   5,808,150

Athens Area School District
    4.75%, 4/15/2011 (Insured; FGIC)                                                    1,740,000                       1,857,520

Bangor Area School District:
  5.10%, 3/1/2008 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,250,000 (c)                   1,321,400
    5.25%, 3/1/2009 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,000,000 (c)                   1,059,350

Berks County, GO:
  4.90%, 5/15/2007
        (Insured; AMBAC)                                                                2,835,000                       3,095,253
    5%, 5/15/2008
        (Insured; AMBAC)                                                                3,150,000                       3,470,701

Bethlehem Area School District
    5.50%, 9/1/2007 (Insured; FGIC)                                                     4,000,000                       4,478,160

Blair County:
  5.375%, 8/1/2015
        (Insured; AMBAC)                                                                1,880,000                       2,080,803
    5.375%, 8/1/2016
         (Insured; AMBAC)                                                               1,980,000                       2,186,158

Bucks County 5.60%, 5/1/2008
        (Prerefunded 5/1/2005)                                                          1,000,000 (c)                   1,070,920

Bucks County Community College
  Authority, College
  Building Revenue:
        5.65%, 6/15/2005                                                                1,070,000                       1,150,881
        5.65%, 6/15/2006                                                                1,135,000                       1,250,918
        5.70%, 6/15/2007                                                                1,205,000                       1,350,492

Bucks County Technical School
    Authority, School Revenue:
        5.10%, 8/15/2008
            (Insured; AMBAC)                                                            1,000,000                       1,067,480
        5.40%, 8/15/2011
            (Insured; AMBAC)                                                            1,500,000                       1,612,905

Butler County
    5.25%, 7/15/2016 (Insured; FGIC)                                                    2,410,000                       2,595,570

Carlisle Area School District
    5%, 3/1/2012 (Insured; MBIA)                                                        1,295,000                       1,396,502

Central Bucks School District:
    5.50%, 2/1/2007 (Insured; FGIC)                                                     2,100,000                       2,323,629
    6.55%, 11/15/2008
        (Prerefunded 11/15/2004)                                                        1,000,000 (c)                   1,065,620

Central York School District:
    5%, 6/1/2012 (Insured; FGIC)                                                        2,305,000                       2,489,100
    5.50%, 6/1/2014 (Insured; FGIC)                                                     1,000,000                       1,097,810

Chester County Health and Education
    Facilities Authority, Health System
    Revenue (Main Line Health
    System) 5.50%, 5/15/2015                                                            2,000,000                       2,037,840

Conestoga Valley School District:
    5%, 5/1/2010 (Insured; FGIC)                                                        2,070,000                       2,258,639
    5%, 5/1/2011 (Insured; FGIC)                                                        1,500,000                       1,627,575

Conrad Weiser Area School District:
  6.05%, 12/15/2004
        (Insured; MBIA)                                                                   980,000                       1,042,348

                                                                                                                     The Funds
     5.20%, 12/15/2010
            (Insured; MBIA)                                                             1,000,000                       1,077,940
        5.25%, 12/15/2014
            (Insured; MBIA)                                                             3,890,000                       4,145,378

Cumberland County Municipal
  Authority, College Revenue:
     (Dickerson College):
            5.25%, 11/1/2008
                 (Insured; AMBAC)                                                       1,000,000                       1,119,470
            5.25%, 11/1/2009
                 (Insured; AMBAC)                                                       1,170,000                       1,309,230
        (Messiah College) 5.50%,
            10/1/2006 (Insured; AMBAC)                                                  5,760,000                       6,209,914

Delaware County
    5.50%, 10/1/2015                                                                      280,000                         298,816

Delaware County Authority,
  College Revenue
  (Haverford College):
        5.875%, 11/15/2021                                                              1,500,000                       1,651,860
        5.75%, 11/15/2025                                                               3,000,000                       3,223,440

Delaware County Industrial
  Development Authority, PCR
  (Peco Energy Co. Project)
    5.20%, 10/1/2004                                                                    4,565,000                       4,719,297

Delaware County Regional
  Water Quality Control
  Authority, Sewer Revenue
    4.75%, 5/1/2010 (Insured; FGIC)                                                     1,945,000                       2,092,295

Downingtown Area School District:
    4.50%, 3/1/2007                                                                     1,000,000                       1,071,910
    5.25%, 2/1/2008                                                                     4,870,000                       5,396,690
    5.375%, 2/1/2009                                                                    5,020,000                       5,599,107

Exeter Township School District
    5.15%, 5/15/2010 (Insured; FGIC)                                                    2,500,000                       2,686,075

Fleetwood Area School Authority
    5.70%, 4/1/2006 (Insured; FGIC)                                                     1,160,000                       1,274,689

Fleetwood Area School District
    5%, 4/1/2011 (Insured; FGIC)                                                        1,500,000                       1,626,705

Harrisburg Authority, School Revenue:
    5%, 9/1/2005 (Insured; FGIC)                                                        1,070,000                       1,145,874
    Harrisburg Project:
        5%, 4/1/2008 (Insured; FGIC)                                                    1,000,000                       1,098,850
        5%, 4/1/2009 (Insured; FGIC)                                                    1,000,000                       1,097,860
        5%, 4/1/2010 (Insured; FGIC)                                                    2,500,000                       2,724,250

Hazleton Area School District:
    6.50%, 3/1/2006
        (Insured; FSA)                                                                  1,155,000                       1,286,300
    6.50%, 3/1/2007
        (Insured; FSA)                                                                  1,000,000                       1,139,810
    6.50%, 3/1/2008
         (Insured; FSA)                                                                 1,300,000                       1,507,584

Hazleton City Authority,
    Water Revenue
    5.75%, 4/1/2006 (Insured; FGIC)                                                       570,000                         625,854

Kennett Consolidated School
    District, GO 5.50%,
    2/15/2015 (Insured; FGIC)                                                           1,310,000                       1,429,708

Lancaster County Solid Waste
  Management Authority, RRR:
     5.25%, 12/15/2008
            (Insured; AMBAC)                                                            3,940,000                       4,298,028
        5.25%, 12/15/2009
            (Insured; AMBAC)                                                            4,230,000                       4,584,051
        5.25%, 12/15/2010
            (Insured; AMBAC)                                                            2,000,000                       2,141,660

Lancaster County Vocational-
    Technical School Authority, LR:
        5.25%, 2/15/2009
            (Insured; FGIC)                                                             1,000,000                       1,108,720
        5.25%, 2/15/2010
            (Insured; FGIC)                                                             1,500,000                       1,654,245

Lehigh County General Purpose
    Authority, Revenue
    (Lehigh Valley Hospital):
        5.75%, 7/1/2005
            (Insured; MBIA)                                                             1,200,000                       1,289,520
        5.75%, 7/1/2006
            (Insured; MBIA)                                                             1,270,000                       1,395,400

Montgomery County:
    5%, 9/15/2010                                                                       1,165,000                       1,283,714
    5%, 9/15/2011                                                                       2,155,000                       2,361,535

Montgomery County Higher Education
  and Health Authority, HR
  (Abington Memorial Hospital)
    5%, 6/1/2007 (Insured; AMBAC)                                                       2,940,000                       3,192,781

Montgomery County Industrial
    Development Authority, PCR
    (Peco Energy Co. Project):
        5.30%, 10/1/2004                                                                1,500,000                       1,549,170
        5.20%, 10/1/2030                                                                2,500,000                       2,584,500

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
Pennsylvania (continued)

Muhlenberg School District
    5.375%, 4/1/2015                                                                    1,000,000                       1,083,580

North Pennsylvania School
    District 5.50%, 3/1/2006                                                            1,350,000                       1,473,188

North Pennsylvania School District
  Authority, School Revenue
  (Mongomery and Bucks County)
    6.20%, 3/1/2007                                                                       960,000                       1,059,917

North Wales Water Authority,
    Water Revenue 5.40%,
    11/1/2010 (Insured; FGIC)                                                           1,000,000                       1,074,970

Northampton County Higher
    Education Authority,
    Revenue (Lehigh University)
    5.50%, 11/15/2011                                                                   2,500,000                       2,808,275

Northeastern Hospital and Education
    Authority, College Revenue
    (Luzerne County Community College):
        5.25%, 8/15/2006
            (Insured; MBIA)                                                             1,115,000                       1,221,884
        5.25%, 8/15/2007
            (Insured; MBIA)                                                             1,170,000                       1,296,676

Northwestern Lehigh School District:
    5%, 3/15/2008 (Insured; FSA)                                                        1,190,000                       1,308,012
    5%, 3/15/2009 (Insured; FSA)                                                        1,190,000                       1,306,442
    5%, 3/15/2010 (Insured; FSA)                                                        1,245,000                       1,356,938

Owen J. Roberts School District, GO
    5.50%, 8/15/2018 (Insured; FSA)                                                     1,440,000                       1,554,566

Parkland School District:
    5.25%, 9/1/2011 (Insured; FGIC)                                                     2,220,000                       2,452,501
    5.375%, 9/1/2014 (Insured; FGIC)                                                    3,110,000                       3,442,397
    5.375%, 9/1/2016 (Insured; FGIC)                                                    1,490,000                       1,645,943

Penn Manor School District:
  5.20%, 6/1/2012 (Insured; FGIC)
        (Prerefunded 6/1/2006)                                                            355,000 (c)                     387,277
    5.20%, 6/1/2012 (Insured; FGIC)                                                       395,000                         425,423

Pennsylvania:
    5.30%, 5/1/2005                                                                       905,000                         942,431
    5.30%, 5/1/2005
        (Prerefunded 5/1/2004)                                                             95,000 (c)                      99,163
    5.375%, 11/15/2005
        (Insured; FGIC)                                                                 2,000,000                       2,173,820
    5%, 6/1/2006 (Insured; MBIA)                                                        1,500,000                       1,627,935
    5.375%, 5/15/2009
        (Insured; FGIC)                                                                 3,000,000                       3,284,550
    5.25%, 10/15/2009                                                                  10,000,000                      11,201,800
    5.25%, 10/15/2010                                                                  10,000,000                      11,123,800
    5.25%, 2/1/2011                                                                     7,850,000                       8,639,631
    6%, 1/15/2012                                                                       2,500,000                       2,836,825
    5.25%, 2/1/2012                                                                     1,000,000                       1,100,090

Pennsylvania Higher Educational
    Facilities Authority, Revenue:
        (Lafayette College Project)
            6%, 5/1/2030                                                                5,000,000                       5,456,950
        (State Systems):
            5.20%, 6/15/2007
                 (Insured; AMBAC)                                                       1,000,000                       1,029,540
            5.30%, 6/15/2008
                 (Insured; AMBAC)                                                       3,200,000                       3,295,968
            5.75%, 6/15/2010
                 (Insured; AMBAC)                                                       3,045,000                       3,465,210
        (State Systems Higher Education):
            5%, 6/15/2009
                 (Insured; AMBAC)                                                       2,665,000                       2,932,753
            5%, 6/15/2010
                 (Insured; AMBAC)                                                       2,785,000                       3,040,273
            5%, 6/15/2011
                 (Insured; AMBAC)                                                       2,935,000                       3,185,150
        (Temple University) 5.25%,
            4/1/2014 (Insured; MBIA)                                                    2,500,000                       2,680,375
        (University of Scranton)
            5.75%, 11/1/2016
            (Insured; AMBAC)                                                            1,690,000                       1,882,694
        (UPMC Health System):
            5%, 1/15/2010                                                               1,630,000                       1,712,462
            5.125%, 1/15/2011                                                           1,550,000                       1,620,262
            5.25%, 8/1/2012
                 (Insured; FSA)                                                         3,000,000                       3,167,610
            6%, 1/15/2022                                                               2,500,000                       2,614,400
        College and University:
            (Allegheny College Project)
                 6.10%, 11/1/2008
                     (Insured; MBIA)                                                    2,545,000                       2,616,311
            (Bryn Mawr College)
                 5.25%, 12/1/2012
                     (Insured; AMBAC)                                                   3,000,000                       3,316,110
            (College of Pharmacy and
                 Science) 5.35%, 11/1/2011
                 (Insured; MBIA)                                                        2,000,000                       2,158,240
            (Drexel University):
                 5.50%, 5/1/2006
                     (Insured; MBIA)                                                    1,600,000                       1,751,184

                                                                                                                        The Funds
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
Pennsylvania (continued)

Pennsylvania Higher Educational Facilities
  Authority, Revenue (continued):
            (Drexel University) (continued):
                 5.50%, 5/1/2007
                     (Insured; MBIA)                                                    1,275,000                       1,416,512
                 5.30%, 5/1/2010
                     (Insured; MBIA)                                                    3,910,000                       4,272,340
            (University of Pennsylvania):
                 5.30%, 9/1/2006                                                        1,000,000                       1,065,330
                 5.40%, 9/1/2007                                                        2,000,000                       2,141,440
        Health Services
            (University of Pennsylvania):
                 5.60%, 1/1/2005                                                        2,750,000                       2,838,413
                 6%, 1/1/2005                                                           3,500,000                       3,687,040
                 5.80%, 1/1/2007                                                        2,000,000                       2,058,780
                 6%, 1/1/2010                                                           3,000,000                       3,077,580
                 5.60%, 11/15/2010                                                      2,000,000                       2,180,300
                 5.875%, 1/1/2015                                                       2,000,000                       2,067,700

Pennsylvania Housing Finance Agency:
  (Rental Housing)
        5.45%, 7/1/2006                                                                    10,000                          10,221
    (Single Family Mortgage):
        5.30%, 10/1/2004                                                                1,970,000                       2,048,761
        5.35%, 10/1/2009                                                                1,165,000                       1,219,848
        5.45%, 10/1/2010                                                                3,025,000                       3,150,477
        5.50%, 10/1/2011                                                                1,325,000                       1,371,574
        5.55%, 10/1/2012                                                                3,060,000                       3,162,112
        5.75%, 10/1/2013                                                                5,040,000                       5,222,599
        5.45%, 10/1/2014                                                                1,000,000                       1,022,080
        6%, 10/1/2015                                                                   3,045,000                       3,138,816
        5.40%, 10/1/2027                                                                  115,000                         115,466

Pennsylvania Industrial
    Development Authority, EDR:
        5.50%, 7/1/2005
            (Insured; AMBAC)                                                            3,000,000                       3,222,750
        6%, 7/1/2008
            (Insured; AMBAC)                                                            5,600,000                       6,401,360
        5.80%, 1/1/2009
            (Insured; AMBAC)                                                            5,000,000                       5,658,000
        5.50%, 7/1/2012
            (Insured; AMBAC)                                                            5,335,000                       5,961,382

Pennsylvania Infrastructure
  Investment Authority, Revenue
  (Pennvest Loan Pool):
        5.55%, 9/1/2004                                                                   600,000                         614,118
        5.75%, 9/1/2006                                                                 1,000,000                       1,022,800
        5.85%, 9/1/2008                                                                 1,000,000                       1,022,160

Pennsylvania State University
    5%, 3/1/2009                                                                        3,000,000                       3,290,430

Pennsylvania Turnpike
  Commission, Revenue:
        5%, 6/1/2009 (Insured; FGIC)                                                    3,275,000                       3,606,004
        5%, 6/1/2011 (Insured; FGIC)                                                    3,000,000                       3,259,200
        5.50%, 12/1/2011
            (Insured; FGIC)                                                             2,510,000                       2,824,352
        5.50%, 12/1/2012
            (Insured; FGIC)                                                             2,000,000                       2,246,000
        5.50%, 6/1/2015                                                                 1,500,000                       1,641,300
        Oil Franchise Tax 5.50%,
            12/1/2006 (Insured; AMBAC)                                                  2,305,000                       2,562,215

Perkiomen Valley School District:
    5.25%, 3/1/2013 (Insured; FSA)                                                      1,230,000                       1,325,042
    5.25%, 3/1/2014 (Insured; FSA)                                                      1,290,000                       1,386,556

Philadelphia:
    5.25%, 3/15/2011
        (Insured; FSA)                                                                  3,500,000                       3,790,885
    5.25%, 3/15/2012
        (Insured; FSA)                                                                    235,000                         253,502
    5.25%, 3/15/2013
        (Insured; FSA)                                                                  2,000,000                       2,146,260
    5.25%, 3/15/2014
        (Insured; FSA)                                                                  1,000,000                       1,068,640
    Water and Wastewater Revenue:
        5.625%, 6/15/2009
            (Insured; AMBAC)                                                            5,000,000                       5,655,600
        5.25%, 12/15/2012
            (Insured; AMBAC)                                                           10,000,000                      11,023,800

Philadelphia Authority For Industrial
    Development, Revenue:
        (Girard Estates Facilities Leasing
            Project) 5%, 5/15/2019                                                      2,400,000                       2,426,952
        (Long Term Care FFE/
            Maplewood) 8%, 1/1/2024
            (Prerefunded 7/1/2004)                                                      2,880,000 (c)                   3,105,101

Philadelphia Hospital and Higher
  Education Facilities Authority,
    Revenue (Jefferson Health
    System) 5.50%, 5/15/2008                                                            1,000,000                       1,088,650

Philadelphia Parking Authority,
    Parking Revenue:
        5.25%, 2/1/2013
            (Insured; AMBAC)                                                            1,935,000                       2,074,939
        5.25%, 2/1/2014
            (Insured; AMBAC)                                                            2,040,000                       2,178,659
        Airport:
            5.50%, 9/1/2005
                 (Insured; AMBAC)                                                       1,800,000                       1,942,758
            5.75%, 9/1/2009
                 (Insured; AMBAC)                                                       2,255,000                       2,563,619

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
Pennsylvania (continued)

Philadelphia School District:
    5%, 10/1/2008 (Insured; MBIA)                                                      10,000,000                      11,059,000
    5.75%, 2/1/2011 (Insured; FSA)                                                      4,000,000                       4,528,400
    5.75%, 2/1/2013 (Insured; FSA)                                                      3,000,000                       3,347,850
    5.25%, 4/1/2014 (Insured; MBIA)                                                     2,500,000                       2,672,075
    5.50%, 2/1/2017 (Insured; FSA)                                                      1,770,000                       1,906,379
    5.50%, 2/1/2019 (Insured; FSA)                                                      1,310,000                       1,394,796

Pittsburgh School District:
    5.50%, 9/1/2016 (Insured; FSA)                                                      4,000,000                       4,468,000
    5.50%, 9/1/2017 (Insured; FSA)                                                      2,000,000                       2,227,080
    5.50%, 9/1/2018 (Insured; FSA)                                                      1,000,000                       1,108,830

Rose Tree Media School District
    5.30%, 2/15/2009 (Insured; FGIC)                                                      425,000                         432,450

Scranton-Lackawanna Health
  and Welfare Authority, Revenue:
     (Community Medical Center Project):
            5.50%, 7/1/2010
                 (Insured; MBIA)                                                        3,035,000                       3,284,963
            5.50%, 7/1/2011
                 (Insured; MBIA)                                                        3,195,000                       3,501,784
        (University of Scranton Project):
            5.50%, 11/1/2006
                 (Insured; AMBAC)                                                       2,295,000                       2,545,499
            5.50%, 11/1/2007
                 (Insured; AMBAC)                                                       3,040,000                       3,412,947

Southeastern Pennsylvania
    Transportation Authority,
    Special Revenue:
        5.90%, 3/1/2010
            (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                      2,125,000 (c)                   2,292,174
        5.90%, 3/1/2010
            (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                        125,000 (c)                     134,834

Springfield School District
    (Delaware County):
        4.75%, 3/15/2010
            (Insured; FSA)                                                              1,145,000                       1,231,310
        4.75%, 3/15/2011
            (Insured; FSA)                                                                780,000                         832,892
        4.75%, 3/15/2012
            (Insured; FSA)                                                              1,085,000                       1,150,718

State Public School Building
  Authority,College Revenue:
     (Montgomery Community
     College Project):
            5.75%, 5/1/2011
            (Prerefunded 11/1/2004)                                                     1,000,000 (c)                   1,054,450

State Public School Building
  Authority,College Revenue (continued):
     (Harrisburg Community College)
            5.10%, 10/1/2006
            (Insured; MBIA)                                                             1,000,000                       1,094,750
        (Westmoreland County
            Community College) 5.45%,
            10/15/2011 (Insured; MBIA)
            (Prerefunded 10/15/2005)                                                    1,000,000 (c)                   1,085,300
    School Revenue
        (Tuscarora School District Project)
            5.25%, (Insured; FSA)                                                       1,035,000 (d)                   1,102,761

Stroudsburg Area School District
  5.30%, 10/1/2007 (Insured; FGIC)
    (Prerefunded 10/1/2005)                                                             1,475,000 (c)                   1,594,431

Susquehanna Area Regional Airport
  Authority, Airport System, Revenue:
            5.375%, 1/1/2018                                                            6,000,000                       5,708,640
            5.50%, 1/1/2020
                 (Insured; AMBAC)                                                       4,370,000                       4,496,643
            5%, 1/1/2033
                 (Insured; AMBAC)                                                       2,400,000                       2,354,568

Swarthmore Borough Authority,
    College Revenue:
        5.50%, 9/15/2011                                                               17,500,000                      19,666,325
        5.25%, 9/15/2016                                                                1,000,000                       1,072,480
        5.25%, 9/15/2017                                                                1,000,000                       1,064,760

Trinity Area School District
    5.45%, 11/1/2009 (Insured; FGIC)                                                    2,000,000                       2,013,640

University Area Joint Authority,
    Sewer Revenue
    5%, 11/1/2011 (Insured; MBIA)                                                       1,430,000                       1,555,797

Upper Darby School District
    5%, 2/15/2010 (Insured; AMBAC)                                                      1,100,000                       1,199,308

Upper Saint Clair Township School
    District 5.20%, 7/15/2027                                                           7,000,000                       7,045,920

Wallenpaupack Area School District:
        5.50%, 3/1/2007
            (Insured; FGIC)                                                             1,985,000                       2,200,293
        5.50%, 3/1/2008
            (Insured; FGIC)                                                             2,090,000                       2,341,302

Warwick School District, Lancaster
    County 5.25%, 2/15/2011
    (Insured; FGIC)                                                                     1,000,000                       1,099,620

Wilkes-Barre Area School District
  6.10%, 4/1/2009 (Insured; FGIC)
    (Prerefunded 10/1/2004)                                                             1,000,000 (c)                   1,054,580

                                                                                                                        The Funds
Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investments (continued)
Pennsylvania (continued)

Wilson Area School District
    5%, 2/15/2011 (Insured; FGIC)                                                       1,910,000                       2,069,409

Wilson School District:
    5.375%, 5/15/2015
        (Insured; FSA)                                                                  1,785,000                       1,935,904
    5.375%, 5/15/2016
        (Insured; FSA)                                                                  1,500,000                       1,616,595

Wyoming Valley Sanitary Authority,
    Sewer Revenue 5%,
    11/15/2007 (Insured; MBIA)                                                          1,960,000                       2,163,291

York County Solid Waste and
    Refuse Authority, Solid Waste
    System Revenue 5.50%,
    12/1/2014 (Insured; FGIC)                                                           1,000,000                       1,116,060

SOUTH CAROLINA--.3%

Greenville County School District,
  Installment Purchase Revenue
  (Building Equity Sooner Tomorrow)
    5.875%, 12/1/2018                                                                   2,000,000                       2,167,980

TEXAS--.4%

Cities of Dallas and Fort Worth,
    Dallas/Fort Worth International
    Airport, Joint Revenue
    Improvement 5.50%,
    11/1/2031 (Insured; FGIC)                                                           2,000,000                       2,021,460

North Texas Health Facilities
  Development Corp., HR
  (Regional Health Care
  System Inc. Project)
    5.25%, 9/1/2007
    (Insured; MBIA)                                                                       770,000                         841,987

VIRGINIA--1.6%

Charles City County Industrial
  Development Authority, Solid
  Waste Disposal Facility Revenue
    (Waste Management Virginia
    Inc. Project) 4.875%, 2/1/2009                                                      6,600,000                       6,714,510

Louisa Industrial Development
  Authority, PCR (Virginia Electric
  and Power Co.)
    5.25%, 12/1/2008                                                                    5,000,000                       5,231,900

WEST VIRGINIA--.1%

West Virginia, College Revenue
    6%, 4/1/2006 (Insured; AMBAC)                                                       1,000,000                       1,024,440

WISCONSIN--.1%

Appleton Area School District
    6.75%, 2/15/2006                                                                      500,000                         558,480

U.S. RELATED--12.5%

Commonwealth of Puerto Rico:
    5%, 7/1/2008                                                                        5,000,000                       5,531,350
    Public Improvement:
        5.50%, 7/1/2012
            (Insured; FGIC)                                                            10,000,000                      11,253,600
        5.50%, 7/1/2014
            (Insured; MBIA)                                                             7,500,000                       8,463,525
        5.50%, 7/1/2016                                                                 7,500,000                       8,439,675
        5.50%, 7/1/2018
            (Insured; FGIC)                                                             9,545,000                      10,652,029

Puerto Rico Electric Power
    Authority, Power Revenue:
        5.25%, 7/1/2014
            (Insured; MBIA)                                                             7,875,000                       8,715,184
        5.50%, 7/1/2017
             (Insured; MBIA)                                                            6,000,000                       6,728,040
        5.25%, 7/1/2029
            (Insured; FSA)                                                              5,000,000                       5,120,600

Puerto Rico Highway and
    Transportation Authority:
        (Highway Revenue):
            6.25%, 7/1/2008
                 Series Y (Insured; MBIA)                                               1,295,000                       1,501,850
            6.25%, 7/1/2008
                 Series Z (Insured; MBIA)                                               1,000,000                       1,159,730
            5.50%, 7/1/2013
                 (Insured; FSA)                                                         1,500,000                       1,687,935
            5.50%, 7/1/2013
                 (Insured; MBIA)                                                        4,000,000                       4,501,160
        Transportation Revenue
                 5.25%, 7/1/2010                                                        4,000,000                       4,344,960

Puerto Rico Municipal Finance Agency:
    5.50%, 8/1/2007 (Insured; FSA)                                                      6,305,000                       7,059,456
    5.50%, 8/1/2009 (Insured; FSA)                                                      7,090,000                       8,045,023

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $692,453,215)                                                                                               728,084,823

Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS--1.0%                                                                     Amount ($)                    Value ($)($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--.5%

Lehigh County
  General Purpose Authority,
  HR, VRDN:
     (Lehigh Valley Health)
            .80% (Insured; MBIA)                                                        1,100,000 (e)                   1,100,000
        (Lehigh Valley Hospital)
            .80% (Insured; AMBAC)                                                         900,000 (e)                     900,000

South Fork Municipal Authority,
    HR, VRDN (Conemaugh Health
    System) .80% (Insured; MBIA)                                                        1,600,000 (e)                   1,600,000

WASHINGTON--.5%

Washington Housing Finance
    Commission, Nonprofit Housing
    Revenue, VRDN (YMCA Greater
    Seattle) .95% (LOC; US Bancorp.)                                                    4,090,000 (e)                   4,090,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $7,690,000)                                                                                                   7,690,000
                                                                                                                                   -

TOTAL INVESTMENTS (cost $700,143,215)                                                       99.0%                     735,774,823

CASH AND RECEIVABLES (NET)                                                                   1.0%                       7,756,525

NET ASSETS                                                                                 100.0%                     743,531,348

                                                                                                                 The Funds



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

EDR          Economic Development Revenue

FGIC         Financial Guaranty Insurance Company

FSA          Financial Security Assurance

GO           General Obligation

HR           Hospital Revenue

LOC          Letter of Credit

LR           Lease Revenue

MBIA         Municipal Bond Investors Assurance
               Insurance Corporation

PCR          Pollution Control Revenue

RRR          Resources Recovery Revenue

SFMR         Single Family Mortgage Revenue

VRDN         Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                            Aaa                                   AAA                                 63.6

AA                             Aa                                    AA                                  21.8

A                              A                                     A                                    9.3

BBB                            Baa                                   BBB                                  2.7

F-1                            MIG1/P1                               SP1/A1                               1.0

Not Rated (f)                  Not Rated (f)                         Not Rated (f)                        1.6

                                                                                                        100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME, THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  SUBJECT TO INTEREST RATE CHANGE ON NOVEMBER 1, 2011.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S, AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY
     TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT AUGUST 31, 2003 THE FUND HAD $200,478,957 (27.0% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL IS DEPENDENT UPON REVENUES



 GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

August 31, 2003


                                                                                                                  Unrealized
                                                                  Market Value                                  Appreciation
                                                                    Covered by                                (Depreciation)
                                                Contracts        Contracts ($)               Expiration      at 8/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SOLD SHORT

U.S. Treasury Futures 5 Year Note                     120           13,183,125             December 2003             (5,625)

U.S. Treasury Futures 10 Year Note                    120           13,166,250             December 2003            (26,250)

U.S. Treasury Futures 10 Year Note                    260           28,998,125            September 2003           2,148,477

                                                                                                                   2,116,602




SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                       The Funds


STATEMENT OF INVESTMENTS

August 31, 2003

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS--97.6%                                                                   Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--88.6%

Andover 6%, 12/1/2005                                                                     700,000                         771,099

Bellingham 5.375%,
    3/1/2014 (Insured; AMBAC)                                                           1,685,000                       1,839,009

Boston 5.75%, 2/1/2010.                                                                 2,000,000                       2,271,780

Boston Water and Sewer
    Commission, Revenue
    9.25%, 1/1/2011                                                                       100,000                         133,721

Burlington:
    5.25%, 2/1/2012                                                                       200,000                         220,622
    5.25%, 2/1/2013                                                                       250,000                         272,970

Cambridge 5%, 12/15/2011                                                                  510,000                         559,093

Capital Trust Agency, Revenue
  (Seminole Tribe Convention):
        8.95%, 10/1/2033                                                                  965,000                       1,064,443
        10%, 10/1/2033.                                                                 1,575,000                       1,850,499

Easton 6%, 9/15/2006                                                                      105,000                         108,326

Everett 6.125%,
    12/15/2014 (Insured; MBIA)                                                          1,000,000                       1,156,290

Fall River 4%,
    2/1/2008 (Insured; FSA)                                                             1,680,000                       1,778,213

Framingham 5.75%, 3/1/2005                                                              1,145,000                       1,221,108

Franklin 6.25%,
    11/15/2005 (Insured; MBIA)                                                            430,000                         475,090

Haverhill 6%, 6/15/2005
    (Insured; FGIC)                                                                       750,000                         811,492

Holden 6%, 3/1/2014
    (Insured; FGIC)                                                                     1,000,000                       1,137,420

Lynn 5.25%, 2/15/2008                                                                   1,500,000                       1,666,395

Mashpee:
    5.625%, 11/15/2015
        (Insured; FGIC)                                                                   500,000                         556,515
    6.25%, 2/1/2006
        (Insured; MBIA)                                                                 1,000,000                       1,105,020

Massachusetts Commonwealth:
    5.50%, 2/1/2007 (Insured; MBIA)                                                     1,000,000                       1,104,850
    6.50%, 8/1/2008                                                                       600,000                         706,596
    Consolidated Loan:
        5.50%, 7/1/2008
            (Prerefunded 7/1/2005)                                                      2,500,000 (a)                   2,714,775
        5.375%, 6/1/2011                                                                6,350,000                       7,008,368
        6.75%, 11/1/2011 (Insured;
            FGIC, Prerefunded 11/1/2004)                                                1,375,000 (a)                   1,479,252
        6%, 8/1/2012 (Insured; FGIC,
            Prerefunded 8/1/2004)                                                       2,500,000 (a)                   2,663,775
        5.50%, 6/1/2013                                                                 1,000,000                       1,107,410
        5.75%, 6/1/2013
            (Prerefunded 6/1/2010)                                                      5,000,000 (a)                   5,693,250
        5%, 6/1/2014                                                                    2,000,000                       2,122,080
        5.5%, 6/1/2015 (Insured; FGIC)                                                  1,000,000                       1,112,200
        5.625%, 8/1/2015 (Insured;
            MBIA, Prerefunded 8/1/2005)                                                 1,000,000 (a)                   1,091,220
        5.5%, 11/1/2016
            (Insured; FGIC)                                                             3,000,000                       3,344,550
        5%, 8/1/2027 (Insured; MBIA)                                                    2,000,000                       1,997,980
    Federal Highway:
        5.75%, 6/15/2010                                                                2,000,000                       2,269,520
        (Grant Anticipation Notes)
            5.125%, 6/15/2015
            (Insured; MBIA)                                                             1,500,000                       1,673,880

Massachusetts Bay
    Transportation Authority:
        Assessment Revenue
            5.75%, 7/1/2011                                                             2,000,000                       2,235,380
        General Transportation System:
            5.50%, 3/1/2009                                                             2,000,000                       2,242,840
            5.50%, 3/1/2014
                 (Insured; FGIC)                                                        1,000,000                       1,109,060
            5.25%, 3/1/2015
                 (Insured; FGIC)                                                        1,000,000                       1,087,880

Massachusetts Development
    Finance Agency:
        Combined Jewish Philanthropies
            5.25%, 2/1/2022                                                             1,000,000                       1,031,830
        Education Revenue (Belmont
            Hill School) 5%, 9/1/2015                                                     500,000                         515,690
        Higher Education Revenue
            (Smith College)
            5.75%, 7/1/2029
            (Prerefunded 7/1/2010)                                                      1,000,000 (a)                   1,154,520
        Revenue:
            (Massachusetts College
            of Pharmacy):
                 6%, 7/1/2008                                                             310,000                         335,947
                 6.30%, 7/1/2010                                                          350,000                         381,913
                 6.40%, 7/1/2011                                                          370,000                         401,169
                 6.50%, 7/1/2012                                                          395,000                         426,466
                 6.375%, 7/1/2023                                                       1,000,000                       1,063,500
            (Suffolk University)
                 5.85%, 7/1/2029                                                        1,000,000                       1,009,350
        RRR:
            (Semass Systems)
                 5%, 1/1/2005                                                           2,000,000                       2,080,040
            (Waste Management, Inc)
                 6.90%, 12/1/2009                                                       1,000,000                       1,115,650

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investemnts (continued)
Massachusetts (continued)

Massachusetts Education
    Loan Authority Education
    Loan Revenue 6.20%,
    7/1/2013 (Insured; AMBAC)                                                             520,000                         539,516

Massachusetts Educational
    Financing Authority Education
    Loan Revenue 4.70%,
    1/1/2010 (Insured; AMBAC)                                                           1,000,000                       1,040,050

Massachusetts Health
    and Educational Facilities
    Authority, Revenue:
        (Boston College)
            5.125%, 6/1/2037.                                                           2,000,000                       1,975,140
        (Dana-Farber Cancer Institute)
            5.55%, 12/1/2003
                 (Insured; FGIC).                                                         400,000                         404,504
        (Dartmouth-Hitchcock)
            5.125%, 8/1/2022
                 (Insured; FSA)                                                         2,000,000                       2,037,480
        (Harvard University):
            6.50%, 11/1/2004                                                              700,000                         744,639
            5%, 7/15/2022.                                                              1,500,000                       1,530,645
        (Jordan Hospital):
            5%, 10/1/2010                                                                 500,000                         476,240
            6.875%, 10/1/2015                                                           1,000,000                       1,001,210
            6.75%, 10/1/2033                                                            2,000,000                       1,919,540
        (Massachusetts Institute
            of Technology)
            5.5%, 7/1/2022                                                              3,000,000                       3,268,050
        (Northeastern University)
            5.50%, 10/1/2009
            (Insured; MBIA)                                                               420,000                         475,528
        (Partners Healthcare Systems):
            5.25%, 7/1/2013                                                             1,595,000                       1,672,214
            5%, 7/1/2016                                                                1,045,000                       1,061,584
            5.125%, 7/1/2019                                                            1,000,000                       1,008,280
        (South Shore Hospital):
            4.75%, 7/1/2004                                                               700,000                         718,319
        (Springfield College
            Radianassurance) 4%,
                 10/15/2008                                                             1,255,000                       1,307,045
        (Tufts University):
            5.5%, 8/15/2014                                                             1,000,000                       1,117,440
            5.50%, 2/15/2036                                                            1,000,000                       1,033,750
        (Winchester Hospital)
            6.75%, 7/1/2030                                                             1,600,000                       1,700,192

Massachusetts Housing Finance
    Agency, SFHR  6%,
    6/1/2014 (Insured; MBIA)                                                              565,000                         573,418

Massachusetts Industrial Finance Agency:
    Electric Revenue (Nantucket
        Electric Co. Project) 6.75%,
        7/1/2006 (Insured; AMBAC)                                                       1,400,000                       1,569,596
    Museum Revenue, (Museum of
        Fine Arts of Boston) 5.375%,
        1/1/2007 (Insured; MBIA)                                                        1,000,000                       1,099,770
    Revenue:
        (Babson College) 5.75%,
            10/1/2007 (Insured; MBIA)                                                     555,000                         626,872
        (Concord Academy):
            5.45%, 9/1/2017                                                               500,000                         508,100
            5.50%, 9/1/2027                                                             1,250,000                       1,239,300
        (College of The Holy Cross)
            5.50%, 3/1/2007
                 (Insured; MBIA)                                                        1,145,000                       1,255,893
        (St. John's School, Inc.)
            5.70%, 6/1/2018                                                             1,000,000                       1,017,830
        (The Tabor Academy)
            5.40%, 12/1/2028                                                              500,000                         490,430
        (Tufts University):
            5.50%, 2/15/2007
                 (Insured; MBIA)                                                          750,000                         830,190
            5.50%, 2/15/2008
                 (Insured; MBIA)                                                        1,595,000                       1,784,342
            5.50%, 2/15/2011
                 (Insured; MBIA)                                                          500,000                         557,895
        (Wentworth Institute
            of Technology)
            5.55%, 10/1/2013                                                              500,000                         519,240
        (Worcester Polytechnic)
            5.35%, 9/1/2006                                                               850,000                         935,221

Massachusetts Municipal Wholesale
    Electric Company, Power
    Supply System Revenue:
        (Project 6) 5%,
            7/1/2006 (MBIA)                                                             3,000,000                       3,246,660
        (Stony Brook Intermediate)
            4.50% 7/1/2006 (MBIA)                                                       1,500,000                       1,602,735
        (Nuclear Project 5)
            5%, 7/1/2011 (MBIA)                                                           120,000                         129,088
        (Nuclear Project 4)
            5.25%, 7/1/2012 (MBIA)                                                      2,000,000                       2,175,940

Massachusetts Port
    Authority, Revenue:
        5.75%, 7/1/2010                                                                 2,000,000                       2,213,160
        5.75%, 7/1/2011                                                                 3,500,000                       3,861,410
        5%, 7/1/2012 (Insured; MBIA)                                                    1,020,000                       1,101,172
        6%, 7/1/2013                                                                    2,500,000                       2,726,400


                                                                                                                        The Funds
Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investemnts (continued)
Massachusetts (continued)



Massachusetts Water Pollution
  Abatement Trust:
     (Pool Loan Program):
            6.125%, 2/1/2007
                 (Insured; FSA)                                                         1,000,000                       1,123,550
            5.25%, 2/1/2009                                                               500,000                         553,790
            5.625%, 8/1/2013                                                            1,000,000                       1,110,740
            5.25%, 2/1/2014                                                             1,300,000                       1,396,759
            5.625%, 2/1/2015
                 (Prerefunded 2/1/2007)                                                 2,000,000 (a)                   2,243,700
            5%, 8/1/2018.                                                               3,985,000                       4,122,562

    Water Pollution
        Abatement Revenue:
        (MWRA Loan Program)
            5.25%, 8/1/2009                                                             2,275,000                       2,556,053
        (New Bedford Loan Program):
            6%, 2/1/2004                                                                  255,000                         260,368
            5.25%,2/1/2012                                                                500,000                         546,280
        (SESD Loan Program)
            6.375%, 2/1/2015                                                              195,000                         202,722

Massachusetts Water
    Resource Authority:
        5.50%, 8/1/2008
            (Insured; MBIA)                                                               500,000                         562,935
        5.30%, 11/1/2010
            (Insured; FGIC)                                                             1,000,000                       1,098,600
        5.50%, Series B, 8/1/2011
            (Insured; FSA)                                                              1,100,000                       1,229,096
        5.50%, Series D, 8/1/2011
            (Insured; FSA)                                                              1,000,000                       1,117,360
        6%, 8/1/2014
            (Insured; MBIA)                                                             1,000,000                       1,154,920
        6%, 8/1/2024 (Insured; MBIA,
            Prerefunded 8/1/2004)                                                         515,000 (a)                     546,183

Mendon Upton Regional School District
    6%, 6/1/2007 (Insured; FGIC)                                                          600,000                         678,444

North Attleborough 5.50%,
    3/1/2006 (Insured; AMBAC)                                                           1,000,000                       1,091,250

Northbridge 5.25%, 2/15/2017
    (Insured; AMBAC)                                                                    1,000,000                       1,066,780

Pittsfield Massachusetts:
    5%, 4/15/2012 (Insured; MBIA)                                                       1,000,000                       1,085,150
    5.50%, 4/15/2014 (Insured; MBIA)                                                      500,000                         555,670

Quabbin Regional School District
    6%, 6/15/2008 (Insured; AMBAC)                                                        780,000                         894,691

Sandwich 5.75%, 8/15/2013
    (Insured; MBIA)                                                                     1,050,000                       1,177,271

Somerville:
    6%, 2/15/2007 (Insured; FSA)                                                          775,000                         870,139
    5%, 2/15/2010 (Insured; FGIC)                                                       1,000,000                       1,093,310

Southeastern University Building
    Authority, Project Revenue
    5.90%, 5/1/2010 (Insured; AMBAC)                                                      500,000                         543,590

Springfield 5.50%,
    8/1/2014 (Insured; FGIC)                                                            1,500,000                       1,656,480

University of Massachusetts
    Building Authority,
    Project Revenue 5.50%, 1
    1/1/2014 (Insured; AMBAC)                                                           1,000,000                       1,097,500

Uxbridge, Municipal Purpose Loan:
    6.125%, 11/15/2005
        (Insured; MBIA)                                                                   500,000                         551,075
    6.125%, 11/15/2007
        (Insured; MBIA)                                                                   525,000                         603,204

Westfield:
    4%, 9/1/2007 (Insured; MBIA)                                                        1,135,000                       1,207,629
    6.50%, 5/1/2017 (Insured; FGIC,
        Prerefunded 5/1/2010)                                                             735,000 (a)                     879,325

Worchester:
    6.20%, 5/1/2010 (Insured; ,
        MBIA Prerefunded 5/1/2005)                                                      1,440,000 (a)                   1,585,310
    5.625%, 8/15/2015
        (Insured; FGIC)                                                                 1,000,000                       1,111,320
    Municipal Purpose Loan:
        6.25%, 7/1/2010
            (Insured; MBIA)                                                               755,000                         879,016
        5.25%, 11/1/2010
            (Insured; MBIA)                                                             1,000,000                       1,102,430

U.S. RELATED--9.0%

Guam Economic
  Development Authority:
        0/5.15%, 5/15/2011                                                                250,000 (b)                     185,985
        0/5.20%, 5/15/2012                                                                300,000 (b)                     223,470
        0/5.20%, 5/15/2013                                                              1,175,000 (b)                     869,077
        5.40%, 5/15/2031                                                                  485,000                         393,825

Puerto Rico Commonwealth:
    5%, 7/1/2008 (Insured; FGIC).                                                       3,400,000                       3,761,318
    6.25%, 7/1/2011 (Insured; MBIA)                                                     1,050,000                       1,234,590
    6%, 7/1/2013                                                                        2,500,000                       2,786,450

Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal
Investemnts (continued)
U.S. Related (continued0

  Public Improvement:
        5.50%, 7/1/2014
            (Insured; MBIA)                                                               500,000                         564,235
        5.50%, 7/1/2015
            (Insured; FSA)                                                              1,350,000                       1,523,759

Puerto Rico Commonwealth Highway
    and Transportation Authority:
        Highway Revenue 6.25%,
            7/1/2009 (Insured; MBIA)                                                    1,000,000                       1,170,210
        Transportation Revenue 5.50%,
            7/1/2012 (Insured; FSA)                                                     1,000,000                       1,125,360

Puerto Rico Electric Power Authority,
    Power Revenue 6.50%,
    7/1/2006 (Insured; MBIA)                                                            1,000,000                       1,127,550

Puerto Rico Public Buildings
    Authority, Revenue 6.75%,
    7/1/2005 (Insured; AMBAC)                                                           1,000,000                       1,098,790

University of Puerto Rico,
    University Revenue
    6.25%, 6/1/2005                                                                       750,000                         813,773

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS
    (cost $175,215,949)                                                                                               182,809,668

                                                                                                                        The Funds

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS--2.4%
MASSACHUSETTS:

Massachusetts, VRDN
  (Central Artery):
        (Series A) .87%                                                                 2,000,000 (c)                   2,000,000
        (Series B) .87%                                                                   200,000 (c)                     200,000

Massachusetts Industrial Finance
    Agency, Revenue, VRDN:
        (Milton Academy)
            .80% (Insured; MBIA, LOC;
            Fleet Bank of Massachusetts)                                                  300,000 (c)                     300,000
        (Showa Women's Institute, Inc.)
            .85% (LOC; Mizuho Corporate
            Bank & Bank of New York)                                                      700,000 (c)                     700,000

Massachusetts Water Resources
    Authority, VRDN .85% (LOC;
    Landesbank Hessen-Thuringen)                                                        1,200,000 (c)                   1,200,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $4,400,000)                                                                                                   4,400,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $179,615,949)                                                                    100.0%                     187,209,668

CASH AND RECEIVABLES (NET)                                                                    .0%                           8,155

NET ASSETS                                                                                 100.0%                     187,217,823

                                                                                                                 The Funds




STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

FGIC         Financial Guaranty Insurance Company

FSA          Financial Security Assurance

LOC          Letter of Credit

MBIA         Municipal Bond Investors Assurance
               Insurance Corporation

RRR          Resources Recovery Revenue

SFHR         Single Family Housing Revenue

VRDN         Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                            Aaa                                   AAA                                 64.0

AA                             Aa                                    AA                                  21.6

A                              A                                     A                                    2.2

BBB                            Baa                                   BBB                                  8.2

F1                             MIG1/P1                               SP1/A1                               2.4

Not Rated (d)                  Not Rated (d)                         Not Rated (d)                        1.6

                                                                                                        100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME, THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITY WHICH , WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY
     TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

August 31, 2003



                                                                                                                  Unrealized
                                                                  Market Value                                  Appreciation
                                                                    Covered by                                (Depreciation)
                                                Contracts        Contracts ($)                Expiration    at 8/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SOLD SHORT

US Treasury Note Futures                               60            6,691,875            September 2003             506,211

US Treasury Note Futures                               60            6,587,344             December 2003              (7,969)

                                                                                                                     498,242

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Funds

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                              Mellon              Mellon               Mellon              Mellon
                                                            National             National         Pennsylvania        Massachusetts
                                                        Intermediate           Short-Term         Intermediate         Intermediate
                                                 Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments(+)                                 676,219,829         210,439,584         735,774,823          187,209,668

Cash                                                              --           1,347,550                  --                   --

Cash on initial margin                                       565,000                  --             672,000              165,000

Interest receivable                                        7,279,340           2,531,208           9,885,808            1,947,739

Receivable for investment securites sold                   6,594,121                  --           4,614,071                   --

Receivable for shares of Beneficial Interest subscribed        1,922                  --                  --                   --

Receivable for futures variation margin--Note 2(c)            14,688                  --              16,875                3,281

Prepaid expenses                                              30,915              17,563              22,229               23,714

                                                         690,705,815         214,335,905         750,985,806          189,349,402
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3(a)     206,677              59,779             330,078               51,915

Due to Administrator--Note 3(a)                               61,749              24,783              88,859               22,215

Cash overdraft due to Custodian                            2,673,856                  --           2,328,452               52,372

Payable for investment securities purchased               15,896,100           3,600,948           3,922,504            1,930,734

Payable for shares of Beneficial Interest redeemed         3,485,146                  --             427,192                8,000

Payable for initial margin                                   235,000                  --             282,000               30,000

Accrued expenses and other liabilities                        59,833              42,923              75,373               36,343

                                                          22,618,361           3,728,433           7,454,458            2,131,579
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                           668,087,454         210,607,472         743,531,348          187,217,823
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                          637,065,920         207,251,949         706,431,366          180,631,953

Accumulated undistributed investment income--net             137,832              27,924             157,764               39,818

Accumulated net realized gain (loss) on investments        (526,654)           (104,988)           (805,992)          (1,545,909)

Accumulated net unrealized appreciation (depreciation)

 [including $1,790,078,$2,116,602 and $498,242

  net unrealized appreciation on financial futures for
  Mellon National Intermediate Municipal Bond Fund,
  Mellon Pennsylvania Intermediate Municipal Bond
  Fund, and Mellon Massachusetts Intermediate
  Municipal Bond Fund, respectively]                      31,410,356           3,432,587          37,748,210            8,091,961
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                           668,087,454         210,607,472         743,531,348          187,217,823
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                         625,557,983         210,574,035         740,587,380          173,311,160

  Shares Outstanding                                      47,779,760          16,380,110          57,167,900           13,769,270

  NET ASSET VALUE PER SHARE ($)                                13.09               12.86               12.95                12.59
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                          34,673,174              33,437           2,943,968           12,965,135

  Shares Outstanding                                       2,651,327               2,604             227,380            1,030,192

  NET ASSET VALUE PER SHARE ($)                                13.08               12.84               12.95                12.59
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

  Net Assets ($)                                           7,856,297                  --                  --              941,528

  Shares Outstanding                                         600,641                  --                  --               74,679

  NET ASSET VALUE PER SHARE ($)                                13.08                  --                  --                12.61
------------------------------------------------------------------------------------------------------------------------------------

(+)  INVESTMENTS AT COST ($)                             646,599,551         207,006,997         700,143,215          179,615,949

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

                                                             Mellon               Mellon             Mellon                Mellon
                                                            National             National        Pennsylvania         Massachusetts
                                                        Intermediate           Short-Term         Intermediate         Intermediate
                                                 Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                           28,631,601           5,704,555          36,156,615            8,358,531

EXPENSES:

Investment advisory fee--Note 3(a)                         2,333,384             628,531           3,974,957              666,744

Administration fee--Note 3(a)                                957,087             257,582           1,142,111              267,158

Shareholder servicing costs--Note 3(c)                       109,851               1,073               3,835               40,889

Custodian fees--Note 3(c)                                     55,491              16,436              60,993               16,784

Registration fees                                             46,910              28,114              23,470               51,546

Distribution fees--Note 3(b)                                  39,762                  --                  --                5,560

Trustees' fees and expenses--Note 3(d)                        30,070               8,541              35,908                9,505

Auditing fees                                                 24,405              19,311              18,409               28,076

Legal fees                                                    21,473               5,072              20,864                8,908

Prospectus and shareholders' reports                           8,297               8,023              16,471               15,318

Loan commitment fees--Note 5                                     259                  --                  --                  623

Miscellaneous                                                 59,158              16,711              60,155               29,305

TOTAL EXPENSES                                             3,686,147             989,394           5,357,173            1,140,416

Less--reduction in investment advisory
  fee due to undertaking--Note 3(a)                         (73,436)            (54,690)            (26,895)            (150,317)

NET EXPENSES                                               3,612,711             934,704           5,330,278              990,099

INVESTMENT INCOME--NET                                    25,018,890           4,769,851          30,826,337            7,368,432
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                    3,417,519             133,348           4,899,107              431,122

Net realized gain (loss) on financial futures            (3,758,858)           (263,764)         (4,738,541)          (1,116,325)

NET REALIZED GAIN (LOSS)                                   (341,339)           (130,416)             160,566            (685,203)

Net unrealized appreciation (depreciation) on investments [including $1,801,634, $2,139,715 and

  $498,242 appreciation on financial futures for Mellon
  National Intermediate Municipal Bond Fund, Mellon
  Pennsylvania Intermediate Municipal Bond Fund and
   Mellon Massachusetts Intermediate Municipal

  Bond Fund, respectively]                                 1,297,630           (596,305)        (11,693,089)          (2,391,615)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       956,291           (726,721)        (11,532,523)          (3,076,818)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      25,975,181           4,043,130          19,293,814            4,291,614

SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                                    The Funds




STATEMENT OF CHANGES IN NET ASSETS



                                                                       Mellon National Intermediate      Mellon National Short-Term
                                                                          Municipal Bond Fund                Municipal Bond Fund
                                                                    ---------------------------------    ---------------------------

                                                                          Year Ended August 31,               Year Ended August 31,
                                                                    ----------------------------------    --------------------------

                                                                     2003(a,b)             2002             2003(a)            2002
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                              25,018,890       20,493,177           4,769,851       4,205,403

Net realized gain (loss) on investments                              (341,339)        2,022,624            (130,416)        478,892

Net unrealized appreciation (depreciation) on investments            1,297,630        4,537,908            (596,305)        462,014

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                                         25,975,181       27,053,709           4,043,130       5,146,309
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                                    (23,375,868)     (20,344,649)        (4,737,562)    (4,192,648)

Investor Shares                                                    (1,199,309)          (5,268)            (9,396)           (34)

Dreyfus Premier Shares                                               (237,252)              --                 --             --

Net realized gain on investments:

Class M Shares                                                       (787,928)      (4,883,547)          (178,859)      (814,954)

Investor Shares                                                       (52,036)             (10)            (1,164)            (7)

Dreyfus Premier Shares                                                (11,920)              --                 --             --

TOTAL DIVIDENDS                                                   (25,664,313)     (25,233,474)        (4,926,981)    (5,007,643)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                                     105,449,236     117,804,827        126,614,938     49,250,228

Investor Shares                                                      5,422,496       1,002,715          1,085,443            --

Dreyfus Premier Shares                                                 134,142             --               --               --

Net assets received in connection with
  reorganization--Note 1:

Class M Shares                                                      53,205,282             --               --               --

Investor Shares                                                     43,759,122             --               --               --

Dreyfus Premier Shares                                               9,678,625             --               --               --

Dividends reinvested:

Class M Shares                                                       1,782,766       3,245,092           543,117         587,461

Investor Shares                                                        787,988           4,605               327              41

Dreyfus Premier Shares                                                 125,822             --                --              --

Cost of shares redeemed:

Class M Shares                                                    (87,567,743)     (45,298,758)       (54,365,394)   (30,332,729)

Investor Shares                                                   (18,751,524)        (107,621)        (1,058,043)           --

Dreyfus Premier Shares                                             (2,316,620)               --               --             --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                                 111,709,592       76,650,860         72,820,388     19,505,001

TOTAL INCREASE (DECREASE) IN NET ASSETS                            112,020,460       78,471,095         71,936,537     19,643,667
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                556,066,994      477,595,899        138,670,935    119,027,268

END OF PERIOD                                                      668,087,454      556,066,994        210,607,472    138,670,935

Undistributed investment income--net                                   137,832           57,434             27,924         11,554


                                                                     Mellon National Intermediate      Mellon National Short-Term
                                                                         Municipal Bond Fund               Municipal Bond Fund
                                                                    ------------------------------    -----------------------------
                                                                        Year Ended August 31,              Year Ended August 31,
                                                                    ------------------------------     ----------------------------
                                                                     2003(a,b)           2002              2003(a)        2002
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                                          7,977,882        9,070,725          9,804,486     3,836,413

Shares issued in connection with reorganization--Note 1              4,358,772              --                --             --

Shares issued for dividends reinvested                                 134,875          252,794             42,096        46,199

Shares redeemed                                                     (6,606,243)      (3,491,180)        (4,208,802)    (2,365,404)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        5,865,286        5,832,339          5,637,780      1,517,208
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES(C)

Shares sold                                                            407,652           76,556             84,579             --

Shares issued in connection with reorganization--Note 1              3,539,573              --                  25             --

Shares issued for dividends reinvested                                  59,616              353                --               3

Shares redeemed                                                    (1,424,219)          (8,282)           (82,082)             --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        2,582,622           68,627              2,522              3
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES C

Shares sold                                                             10,203               --              --                 --

Shares issued in connection with reorganization--Note 1                756,607                --             --                 --

Shares issued for dividends reinvested                                   9,516                --             --                 --

Shares redeemed                                                      (175,685)               --              --                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          600,641               --              --                 --

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.

(B)  MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND COMMENCED SELLING DREYFUS
     PREMIER SHARES ON OCTOBER 11, 2002.

(C)  DURING THE PERIOD ENDED AUGUST 31, 2003, 57,678 DREYFUS PREMIER SHARES OF
     MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND REPRESENTING $761,453 WERE
     AUTOMATICALLY CONVERTED TO 57,648 INVESTOR SHARES.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                               Mellon Pennsylvania Intermediate
                                                            Municipal Bond Fund
                                                  ------------------------------

                                                        Year Ended August 31,
                                                  ------------------------------

                                                      2003(a)             2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             30,826,337      34,714,207

Net realized gain (loss) on investments               160,566        986,927

Net unrealized appreciation
        (depreciation) on investments              (11,693,089)     5,118,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                         19,293,814      40,820,123
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                   (30,665,595)    (34,571,208)

Investor Shares                                      (54,474)        (20,803)

Net realized gain on investments:

Class M Shares                                             --      (7,831,726)

Investor Shares                                            --         (5,628)

TOTAL DIVIDENDS                                  (30,720,069)    (42,429,365)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                     42,326,658     47,002,988

Investor Shares                                     2,331,507      1,615,735

Dividends reinvested:

Class M Shares                                        191,642      4,319,360

Investor Shares                                        30,310         14,171

Cost of shares redeemed:

Class M Shares                                  (128,013,055)    (91,975,049)

Investor Shares                                     (312,500)       (906,236)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
TRANSACTIONS                                     (83,445,438)    (39,929,031)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (94,871,693)    (41,538,273)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               838,403,041    879,941,314

END OF PERIOD                                     743,531,348    838,403,041

Undistributed investment income--net                  157,764        90,184
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES

Shares sold                                         3,207,705      3,617,000

Shares issued for dividends reinvested                 14,576        339,114

Shares redeemed                                   (9,744,925)     (7,117,188)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,522,644)     (3,161,074)
--------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                           175,546        123,701

Shares issued for dividends reinvested                  2,313          1,101

Shares redeemed                                      (23,718)        (69,078)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         154,141          55,724

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                        Mellon Massachusetts Intermediate Municipal Bond Fund
                                                               ---------------------------------------------------------------------

                                                                     Year Ended        Two Months Ended              Year Ended
                                                                August 31, 2003(a,b,c)  August 31, 2002(c,d)      June 30, 2002(d)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                     7,368,432              1,220,792             6,576,987

Net realized gain (loss) on investments                                    (685,203)               (130,416)             (254,903)

Net unrealized appreciation (depreciation) on investments                (2,391,615)               2,626,602            3,367,932

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            4,291,614               3,716,978             9,690,016
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                                           (6,717,053)             (1,118,347)           (5,995,084)

Investor Shares                                                            (505,031)                (94,644)             (541,395)

Dreyfus Premier Shares                                                      (35,527)                 (7,628)              (38,982)

TOTAL DIVIDENDS                                                          (7,257,611)             (1,220,619)           (6,575,461)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class M Shares                                                            28,631,002               8,334,763           48,072,591

Investor Shares                                                              592,342               1,024,784            3,961,227

Dreyfus Premier Shares                                                           881                 222,043              712,388

Dividends reinvested:

Class M Shares                                                             1,616,376                 324,511            1,884,339

Investor Shares                                                              266,173                  44,684              271,047

Dreyfus Premier Shares                                                        15,377                   5,293               25,812

Cost of shares redeemed:

Class M Shares                                                          (24,222,384)             (3,309,458)          (16,647,348)

Investor Shares                                                          (3,204,026)               (604,657)           (2,619,634)

Dreyfus Premier Shares                                                     (542,660)                (12,964)             (363,991)

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                                         3,153,081               6,028,999            35,296,431

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      187,084               8,525,358            38,410,986
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                      187,030,739             178,505,381           140,094,395

END OF PERIOD                                                            187,217,823             187,030,739           178,505,381

Undistributed investment income--net                                          39,818                     --                  --

                                                                                                                 The Funds

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        Mellon Massachusetts Intermediate Municipal Bond Fund
                                                                --------------------------------------------------------------------
                                                                           Year Ended      Two Months Ended            Year Ended
                                                                August 31, 2003(a,b,c)  August 31, 2002(c,d)      June 30, 2002(d)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS M SHARES(E)

Shares sold                                                                2,243,279                 655,661            3,859,332

Shares issued for dividends reinvested                                       126,480                  25,452              150,663

Shares redeemed                                                          (1,895,585)               (260,592)           (1,335,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                474,174                 420,521             2,674,457
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES(E)

Shares sold                                                                   46,959                  80,735              317,229

Shares issued for dividends reinvested                                        20,839                   3,503               21,675

Shares redeemed                                                            (250,586)                (47,521)             (210,374)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              (182,788)                  36,717               128,530
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

Shares sold                                                                       68                  17,464                56,501

Shares issued for dividends reinvested                                         1,200                     415                 2,062

Shares redeemed                                                              (42,420)                 (1,021)              (29,114)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                (41,152)                  16,858                29,449

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.

(B)  MELLON MASSACHUSETTS INTEREDIATE MUNICIPAL BOND FUND COMMENCED SELLING EACH
     CLASS OF ITS SHARES AS OF CLOSE OF BUSINESS ON SEPTEMBER 6, 2002.

(C)  REPRESENTS INFORMATION FOR THE FUND'S PREDECESSOR, DREYFUS PREMIER
     MASSACHUSETTS LIMITED TERM MUNICIPAL FUND (THE PREMIER MASSACHUSETTS FUND).
     PREMIER MASSACHUSETTS FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO
     AUGUST 31.

(D)  THESE NUMBERS HAVE BEEN RECLASSED TO CONFORM TO CURRENT YEAR'S
     PRESENTATIONS.

(E)  DURING THE PERIOD ENDED AUGUST 31, 2003, 503 DREYFUS PREMIER SHARES OF
     MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND REPRESENTING $6,481 WERE
     AUTOMATICALLY CONVERTED TO 504 INVESTOR SHARES.



SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.


                                                                                                                    Dreyfus
                                                  Class M Shares                         Investor Shares            Premier Shares
                                       -----------------------------------           -----------------------
MELLON NATIONAL INTERMEDIATE                   Year Ended August 31,                  Year Ended August 31,          Year Ended
                                       -----------------------------------          -------------------------    -------------------
  MUNICIPAL BOND FUND                     2003(a)      2002(b)        2001(c)     2003       2002(b)     2001(d)  August 31, 2003(e)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period        13.25     13.24          12.50       13.24       13.23       12.91               13.37

Investment Operations:

Investment income--net                       .50(f)     .52(f)         .51         .50(f)      .50(f)      .07               .36(f)

Net realized and unrealized

  gain (loss) on investments                (.14)       .14            .74        (.18)        .13         .32              (.28)

Total from Investment Operations             .36        .66           1.25         .32          .63        .39               .08

Distributions:

Dividends from investment income--net       (.50)      (.52)         (.51)        (.46)        (.49)      (.07)             (.35)

Dividends from net realized
  gain on investments                       (.02)      (.13)         (.00)(g)     (.02)        (.13)        --              (.02)

Total Distributions                         (.52)      (.65)         (.51)        (.48)        (.62)      (.07)             (.37)

Net asset value, end of period             13.09      13.25         13.24        13.08        13.24      13.23             13.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            2.77       5.16         10.21(h)      2.36         4.98       3.05(h)            .58(h)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets      .52        .52           .52(i)       .77          .77        .77(i)           1.27(i)

Ratio of net investment income
  to average net assets                     3.77       4.04          4.33(i)      3.52         3.74       3.91(i)           3.03(i)

Decrease reflected in above
  expense ratios due to
  undertakings by the Administrator          .01        .01           .01(i)       .02          .07        .08(i)            .02(i)

Portfolio Turnover Rate                    50.68      60.12         47.78(h)     50.68        60.12      47.78(h)          50.68(h)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)     625,558   555,158       477,595       34,673          909          1             7,856

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.

(B)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS
     THAN $.01 AND BY LESS THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
     4.02% TO 4.04% AND 3.73% TO 3.74% FOR CLASS M SHARES AND INVESTOR SHARES,
     RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR
     TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(C)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
     EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  FROM CLOSE OF BUSINESS ON OCTOBER 11, 2002 (DATE THE FUND BEGAN OFFERING
     DREYFUS PREMIER SHARES) TO AUGUST 31, 2003.(

(F)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(G)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(H)  NOT ANNUALIZED.

(I)  ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                                         The Funds



FINANCIAL HIGHLIGHTS (CONTINUED)


                                                               Class M Shares                                Investor Shares
                                                    -----------------------------------       --------------------------------------

MELLON NATIONAL SHORT-TERM                                  Year Ended August 31,                        Year Ended August 31,
                                                    ------------------------------------       -------------------------------------

   MUNICIPAL BOND FUND                               2003(a)     2002(b)     2001(c)               2003      2002(b)     2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  12.91       12.90       12.50               12.91       12.90       12.78

Investment Operations:

Investment income--net                                  .34(e)      .46(e)      .48                 .29(e)      .42(e)      .07

Net realized and unrealized

  gain (loss) on investments                           (.03)        .10         .40                (.04)        .10         .12

Total from Investment Operations                        .31         .56         .88                 .25         .52         .19

Distributions:

Dividends from investment income--net                  (.35)       (.46)       (.48)               (.31)       (.42)       (.07)

Dividends from net realized gain on investments        (.01)       (.09)          --               (.01)       (.09)          --

Total Distributions                                    (.36)       (.55)       (.48)               (.32)       (.51)       (.07)

Net asset value, end of period                        12.86       12.91       12.90               12.84       12.91       12.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       2.35        4.43        7.15(f)             2.01        4.16        1.48(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .52         .52         .52(g)              .76         .67         .77(g)

Ratio of net investment income

  to average net assets                                2.66        3.56        4.11(g)             2.44        4.15        3.76(g)

Decrease reflected in above
  expense ratios due to
  undertakings by the Administrator                     .03         .05         .06(g)              .05         .05         .19(g)

Portfolio Turnover Rate                               22.15       50.86       44.18(f)            22.15       50.86       44.18(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               210,574     138,670      119,026                33           1           1

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.

(B)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZD GAIN (LOSS) ON INVESTMENTS PER SHARE BY
     LESS THAN $.01 AND $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS BY LESS THAN .01% AND .01% FOR CLASS M SHARES AND
     INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA
     FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT
     THIS CHANGE IN PRESENTATION.

(C)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
     EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                               Class M Shares                           Investor Shares
                                                    ---------------------------------        ---------------------------------------

MELLON PENNSYLVANIA                                       Year Ended August 31,                      Year Ended August 31,
                                                   -----------------------------------        --------------------------------------

   INTERMEDIATE MUNICIPAL BOND FUND                 2003(a)     2002(b)     2001(c)               2003        2002(b)      2001(d)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 13.15     13.16       12.50                 13.14        13.16       12.90

Investment Operations:

Investment income--net                                 .51(e)    .53(e)      .50                   .48(e)       .54(e)      .07

Net realized and unrealized

  gain (loss) on investments                          (.20)      .11         .66                  (.20)         .06         .26

Total from Investment Operations                       .31       .64        1.16                   .28          .60         .33

Distributions:

Dividends from investment income--net                 (.51)     (.53)       (.50)                 (.47)        (.50)       (.07)

Dividends from net realized gain on investments         --      (.12)       (.00)(f)                --         (.12)         --

Total Distributions                                   (.51)     (.65)       (.50)                 (.47)        (.62)       (.07)

Net asset value, end of period                       12.95     13.15       13.16                 12.95        13.14       13.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.35      5.03        9.50(g)               2.09         4.69        2.58(g)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .67       .67         .67(h)                .92          .92         .92(h)

Ratio of net investment income

  to average net assets                               3.88      4.09        4.25(h)               3.59         3.84        3.86(h)

Decrease reflected in above
  expense ratios due to
  undertakings by the Administrator                    .00(i)    .01         .01(h)                .01          .02         .22(h)

Portfolio Turnover Rate                              17.58     34.50       39.32(g)              17.58        34.50       39.32(g)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              740,587   837,441     879,711                 2,944          963         230

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.

(B)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE
     BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS FROM 4.08% TO 4.09% AND 3.83% TO 3.84% FOR CLASS M
     SHARES AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
     EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(D)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(E)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(F)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(G)  NOT ANNUALIZED.

(H)  ANNUALIZED.

(I)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Funds



FINANCIAL HIGHLIGHTS

Mellon Massachusetts Intermediate Municipal Bond Fund

Please note that the financial highlights information in the following tables for the fund' s Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund's predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund's Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total Return for the periods before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund's Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested. Total Return for the period since the fund commenced operations also reflects how much an investment in the fund's Investor shares, Class M shares and Dreyfus Premier shares would have increased (or
decreased)  , assuming   all   dividends  and  distributions  were  reinvested.




MELLON MASSACHUSETTS INTERMEDIATE                        Year Ended   Two Months Ended                   Year Ended June 30,
                                                                                              --------------------------------------
MUNICIPAL BOND FUND (CLASS M SHARES)               August 31, 2003(a)  August 31, 2002(b)   2002(c)       2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         12.79          12.62       12.38          11.89      12.04     12.34

Investment Operations:

Investment income--net                                         .50(d)         .09(d)      .52(d)         .55        .54       .54

Net realized and unrealized
  gain (loss) on investments                                  (.21)           .17         .24            .49       (.15)     (.29)

Total from Investment Operations                               .29            .26         .76           1.04        .39       .25

Distributions:

Dividends from investment income--net                         (.49)          (.09)       (.52)          (.55)      (.54)     (.54)

Dividends from net realized gain on investments                 --             --          --             --         --      (.01)

Total Distributions                                           (.49)          (.09)       (.52)          (.55)      (.54)     (.55)

Net asset value, end of period                               12.59          12.79       12.62          12.38      11.89     12.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              2.23           2.10(e)     6.19           8.90       3.37      1.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .50            .50(f)      .50            .50        .50       .50

Ratio of net investment income

  to average net assets                                       3.93           3.94(f)     4.18           4.49       4.58      4.35

Decrease reflected in above expense ratios

  due to undertakings by the Administrator                     .08              --         --             --         --        --

Portfolio Turnover Rate                                      15.54           4.48(e)     11.45         14.88      31.89     16.35
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      173,311        170,030      162,413       126,264     96,832    70,901

(A)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.

(B)  THE PREMIER MASSACHUSETTS FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30
     TO AUGUST 31.

(C)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


MELLON MASSACHUSETTS INTERMEDIATE                       Year Ended  Two Months Ended                   Year Ended June 30,
                                                                                           -----------------------------------------
 MUNICIPAL BOND FUND (INVESTOR SHARES)            August 31, 2003    August 31, 2002(a)        2002(b)    2001      2000     1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    12.79             12.61          12.38       11.89     12.03     12.34

Investment Operations:

Investment income--net                                   .47(c)             .08(c)         .49(c)      .52       .51       .51

Net realized and unrealized
  gain (loss) on investments                            (.20)               .18            .23         .49      (.14)     (.30)

Total from Investment Operations                          .27               .26            .72        1.01       .37       .21

Distributions:

Dividends from investment income--net                    (.47)             (.08)          (.49)       (.52)     (.51)     (.51)

Dividends from net realized gain on investments            --                --             --          --         --     (.01)

Total Distributions                                      (.47)             (.08)          (.49)       (.52)     (.51)     (.52)

Net asset value, end of period                          12.59             12.79          12.61       12.38     11.89     12.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         1.97              2.06(d,e)      5.92(e)     8.63(e)   3.21(e)   1.60(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .75               .75(f)          .75         .75      .75       .75

Ratio of net investment income

  to average net assets                                  3.68              3.69(f)         3.93        4.24     4.32      4.10

Decrease reflected in above expense ratios

  due to undertakings by the Administrator                .08                 --             --         --        --        --

Portfolio Turnover Rate                                 15.54              4.48(d)         11.45      14.88    31.89     16.35
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  12,965            13,866           13,553     12,850   12,581    15,045

(A)  THE PREMIER MASSACHUSETTS FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30
     TO AUGUST 31.

(B)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  EXCLUSIVE OF SALES CHARGE WHICH WAS APPLICABLE TO CLASS A SHARES OF THE
     PREMIER MASSACHUSETTS FUND.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Funds



FINANCIAL HIGHLIGHTS (CONTINUED)



MELLON MASSACHUSETTS INTERMEDIATE                       Year Ended  Two Months Ended                   Year Ended June 30,
                                                                                           -----------------------------------------

MUNICIPAL BOND FUND (DREYFUS PREMIER SHARES)      August 31, 2003   August 31, 2002(a)        2002(b)     2001      2000     1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         12.81            12.64          12.40       11.92     12.06     12.37

Investment Operations:

Investment income--net                                         .40(c)           .07(c)         .43(c)      .46       .45      .44

Net realized and unrealized
  gain (loss) on investments                                  (.20)             .17            .24         .48      (.14)    (.30)

Total from Investment Operations                               .20              .24            .67         .94       .31      .14

Distributions:

Dividends from investment income--net                         (.40)            (.07)          (.43)       (.46)     (.45)    (.44)

Dividends from net realized gain on investments                 --               --             --          --       --      (.01)

Total Distributions                                           (.40)            (.07)          (.43)       (.46)     (.45)    (.45)

Net asset value, end of period                               12.61            12.81          12.64       12.40     11.92    12.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              1.55             1.98(d,e)      5.40(e)    8.00(e)    2.70(e)  1.09(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.25             1.25(f)        1.25       1.25       1.25     1.25

Ratio of net investment income

  to average net assets                                       3.19             3.17(f)        3.41       3.74       3.80     3.56

Decrease reflected in above expense ratios

  due to undertakings by the Administrator                     .08               --             --        --         --        --

Portfolio Turnover Rate                                      15.54             4.48(d)       11.45      14.88      31.89    16.35
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          941            1,484          1,251        862       738       901

(A)  THE PREMIER MASSACHUSETTS FUND HAS CHANGED ITS FISCAL YEAR END FROM JUNE 30
     TO AUGUST 31.

(B)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
     3.40% TO 3.41%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  EXCLUSIVE OF SALES CHARGE WHICH WAS APPLICABLE TO CLASS B SHARES OF THE
     PREMIER MASSACHUSETTS FUND.

(F)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--GENERAL:

Mellon Funds Trust (the "Trust") was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following non-diversified municipal bond funds: Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (each, a "fund" and collectively, the "funds"). Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the presentation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund did not offer its shares for sale to investors before it commenced operations as of the close of business on September 6, 2002. Mellon Fund Advisers, a division of The Dreyfus Corporation (" Dreyfus" ), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a front-end sales charge.

Effective December 16, 2002, pursuant to approval of the Trust's Board, the Trust changed its name from "MPAM Funds Trust" to its current name and each Fund deleted "MPAM" and substituted "Mellon" in its name and renamed its MPAM shares "Class M" shares.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (" CDSC") imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights.

On October 11, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust' s Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Municipal Fund ("Premier Municipal Fund"), a series of The Dreyfus/Laurel Tax-Free Funds, were transferred to MPAM National Intermediate Municipal Bond Fund (now known as Mellon National Intermediate Municipal Bond Fund), in exchange for shares of beneficial interest of MPAM National Intermediate Municipal Bond Fund's MPAM shares, Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Municipal Fund received Investor shares of MPAM National Intermediate Municipal Bond Fund, holders of Class B shares of Premier Municipal Fund received Dreyfus Premier shares of MPAM National Intermediate Municipal Bond Fund and holders of Class R shares of

                                                                The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Premier Municipal Fund received MPAM shares (now designated as Class M shares) of MPAM National Intermediate Municipal Bond Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Municipal Fund at the time of the exchange. MPAM National Intermediate Municipal Bond Fund' s net asset value on October 11, 2002 was $13.38 per share for its MPAM shares, $13.37 per share for its Investor shares and, after the reorganization, $13.37 per share for its Dreyfus Premier shares, and a total of 4,358,772 MPAM shares, 3,539,573 Investor shares and 756,607 Dreyfus Premier shares, representing net assets of $58,320,367 MPAM shares, $47,324,085 Investor shares and $10,115,836 Dreyfus Premier shares (including $9,117,259 net unrealized appreciation on investments), were issued to Premier Municipal Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

On September 6, 2002, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust's Board, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Massachusetts Municipal Fund ("Premier Massachusetts Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, were transferred to MPAM Massachusetts Intermediate Municipal Bond Fund (now known as Mellon Massachusetts Intermediate Municipal Bond Fund) in exchange for shares of beneficial interest of MPAM Massachusetts Intermediate Municipal Bond Fund's MPAM shares (now designated as Class M shares), Investor shares and Dreyfus Premier shares of equal value. Holders of Class A and Class C shares of Premier Massachusetts Fund received Investor shares of MPAM Massachusetts Intermediate Municipal Bond Fund, holders of Class B shares of Premier Massachusetts Fund received Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund and holders of Class R shares of Premier
Massachusetts Fund received MPAM shares of MPAM Massachusetts Intermediate Municipal Bond Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Premier Massachusetts Fund at the time of the exchange. MPAM Massachusetts Intermediate Municipal Bond Fund's net asset value on September 6, 2002, after the reorganization, was $12.90 per share for its MPAM shares, $12.89 per share for its Investor shares and $12.92 per share for its Dreyfus Premier shares, and a total of 13,317,767 MPAM shares, 1,205,639 Investor shares and 113,401 Dreyfus Premier shares, representing net assets of $171,745,952 MPAM shares, $15,545,868 Investor shares and $1,464,748 Dreyfus Premier shares (including $12,048,678 net unrealized appreciation on investments), were issued to Premier Massachusetts Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(A) PORTFOLIO VALUATION: Investments in municipal securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund' s securities) are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) FINANCIAL FUTURES: The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2003, are set forth in the relevant fund's Statement of Financial Futures.

(D) CONCENTRATION OF RISK: Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(E) DIVIDENDS TO SHAREHOLDERS: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(F) FEDERAL INCOME TAXES: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

TABLE 1 summarizes each fund's components of accumulated earnings on a tax basis at August 31, 2003.


TABLE 1.

                                                       Undistributed     Accumulated         Unrealized           Capital (Losses)
                                                            Ordinary   Capital Gains        Appreciation           Realized After
                                                          Income ($)    (Losses) ($)       (Depreciation) ($)  October 31, 2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon National Intermediate Municipal Bond Fund                  --        1,263,425            31,410,356                    --

Mellon National Short-Term Municipal Bond Fund                    --        (104,988)             3,432,588                    --

Mellon Pennsylvania Intermediate Municipal Bond Fund              --        1,310,623            37,748,210                    --

Mellon Massachusetts Intermediate Municipal Bond Fund             --      (1,047,667)             8,091,961                    --

                                                                                                                 The Funds



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TABLE 2 summarizes each fund's capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003.

TABLE 3 summarizes each fund' s tax character of distributions paid to shareholders during the fiscal years ended August 31, 2003 and August 31, 2002, respectively.

For Mellon Massachusetts Intermediate Municipal Bond Fund, the tax character of distributions paid to shareholders during the fiscal year ended June 30, 2002 was as follows: tax exempt income $6,575,461.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the funds increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain
(loss) on investments and increased (decreased) paid-in capital as summarized in TABLE 4. Net assets were not affected by this reclassification.


TABLE 2.


Expiring in fiscal((+))                                   2006($)    2007 ($)   2008 ($)  2009 ($)  2010 ($)   2011 ($)   Total ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon National Intermediate Municipal Bond Fund                --    --          --        --       --         --         --

Mellon National Short-Term Municipal Bond Fund                  --    --          --        --       --     104,988      104,988

Mellon Pennsylvania Intermediate Municipal Bond Fund            --   --           --        --       --         --         --

Mellon Massachusetts Intermediate Municipal Bond Fund       35,893  204,898  242,092   59,454     388,128   117,202    1,047,667

((+))  IF NOT APPLIED, THE CARRYOVERS EXPIRE IN THE ABOVE YEAR.





TABLE 3.

                                                                                             Ordinary                 Long-Term
                                                       Tax-Exempt Income ($)                Income ($)            Capital Gains ($)

                                                2003     2002((+))     2002           2003        2002         2003        2002
------------------------------------------------------------------------------------------------------------------------------------
Mellon National Intermediate
 Municipal Bond Fund                        24,812,429   20,349,917       --         729,468   2,747,978      122,416   2,135,579

Mellon National Short-Term
 Municipal Bond Fund                         4,746,958    4,192,682       --          97,518     533,311       82,505     281,651

Mellon Pennsylvania Intermediate
 Municipal Bond Fund                        30,720,069  34,592,011        --            --     1,848,048          --    5,989,306

Mellon Massachusetts Intermediate
 Municipal Bond Fund                         7,257,611  1,220,619     6,575,461         --          --            --          --

((+))  FOR THE TWO MONTHS ENDED AUGUST 31, 2002.





TABLE 4.

                                                                                  Accumulated     Accumulated
                                                                                Undistributed    Net Realized      Paid-in
                                                                    Investment Income-Net ($)  Gain (Loss) ($)  Capital ($)
------------------------------------------------------------------------------------------------------------------------------------
Mellon National Intermediate
  Municipal Bond Fund                                                               (126,063)           48,172       77,891

Mellon National Short-Term
  Municipal Bond Fund                                                                 (6,523)            7,672       (1,149)

Mellon Pennsylvania Intermediate
  Municipal Bond Fund                                                                (38,688)            7,590       31,098

Mellon Massachusetts Intermediate
  Municipal Bond Fund                                                                (71,003)           69,758        1,245


NOTE 3--INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH
        AFFILIATES:



(A) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund's net assets at the following annual rates:
..35 of 1% of the Mellon National Intermediate Municipal Bond Fund, .35 of 1% of the Mellon National Short-Term Municipal Bond Fund, .50 of 1% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and .50 of 1% of the Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on
the    following    rates:

     0 up to $6 billion                                      .15 of 1%

     $6 billion up to $12 billion                            .12 of 1%

     In excess of $12 billion                                .10 of 1%

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund and until September 30, 2007, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses,
exclusive   of   taxes,  interest,  brokerage  commissions,  Rule  12b-1  fees,
Shareholder Services Plan fees and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

.. 52 of 1% of the Mellon National Intermediate Municipal Bond Fund, .52 of 1% of the Mellon National Short-Term Municipal Bond Fund, .67 of 1% of the Mellon Pennsylvania Intermediate Municipal Bond Fund and .50 of 1% of the Mellon Massachusetts Intermediate Municipal Bond Fund. TABLE 5 summarizes the amounts waived during the period ended August 31, 2003.

TABLE 5.
                                                                               -

         Mellon National Intermediate
              Municipal Bond Fund                     $   73,436

         Mellon National Short-Term
              Municipal Bond Fund                         54,690

         Mellon Pennsylvania Intermediate
              Municipal Bond Fund                         26,895

         Mellon Massachusetts Intermediate
              Municipal Bond Fund                        150,317

During the period ended August 31, 2003, the Distributor retained $14,190 and $3,352 from contingent deferred sales charges on redemptions of the Mellon National Intermediate Municipal Bond Fund' s Dreyfus Premier shares and the
Mellon   Massachusetts   Intermediate  Bond  Fund' s  Dreyfus  Premier  shares,
respectively.

(B) Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. The funds each pay the Distributor a fee at an annual rate of .50 of 1% of the value of the fund's average daily net assets attributable to its Dreyfus Premier shares. From October 11, 2002 through August 31, 2003 for Mellon National Intermediate Municipal Bond Fund, and from September 6, 2002 through August 31, 2003 for Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $39,762 and $5,560, respectively, pursuant to the Plan.

(C) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25 of 1% of the value of the average

                                                                The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. TABLE 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2003, pursuant to the Shareholder Services Plan.

TABLE 6.
--------------------------------------------------------------------------------

         Mellon National Intermediate
              Municipal Bond Fund (Investor Shares)      86,067

         Mellon National Intermediate Municipal
              Bond Fund (Dreyfus Premier Shares)         19,881

         Mellon National Short-Term
              Municipal Bond Fund                           966

         Mellon Pennsylvania Intermediate
              Municipal Bond Fund                         3,835

         Mellon Massachusetts Intermediate
              Municipal Bond Fund (Investor Shares)      34,310

         Mellon Massachusetts Intermediate
              Municipal Bond Fund
              (Dreyfus Premier Shares)                    2,780

The funds compensate Mellon under a Custody Agreement for providing custodial services for the funds. TABLE 7 summarizes the amounts the funds were charged during the period ended August 31, 2003 (from September 6, 2002 for Mellon Massachusetts Intermediate Municipal Bond Fund) , pursuant to the custody agreement.

TABLE 7.


         Mellon National Intermediate
              Municipal Bond Fund                             $ 55,491

         Mellon National Short-Term
              Municipal Bond Fund                               16,436

         Mellon Pennsylvania Intermediate
              Municipal Bond Fund                               60,993

         Mellon Massachusetts Intermediate
              Municipal Bond Fund                               16,784

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

NOTE 4-SECURITIES TRANSACTIONS:

TABLE 8 summarizes each fund's aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended August 31, 2003.

TABLE 8.

                                                   Purchases ($)       Sales ($)
--------------------------------------------------------------------------------

Mellon National Intermediate Municipal Bond Fund      448,202,629    322,685,116

Mellon National Short-Term Municipal Bond Fund        109,412,982     35,933,001

Mellon Pennsylvania Intermediate Municipal Bond Fund  137,844,101    216,089,056

Mellon Massachusetts Intermediate Municipal Bond Fund  40,853,084    28,223,739


TABLE 9.

                                                                  Cost of              Gross               Gross
                                                           Investments ($)    Appreciation ($)   (Depreciation) ($)       Net ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon National Intermediate Municipal Bond Fund               646,599,551         35,335,387        3,925,031          31,410,356

Mellon National Short-Term Municipal Bond Fund                 207,006,997          3,706,335          273,748           3,432,587

Mellon Pennsylvania Intermediate Municipal Bond Fund           700,143,215         39,267,745        1,519,535          37,748,210

Mellon Massachusetts Intermediate Municipal Bond Fund          179,615,949          9,265,369        1,173,408           8,091,961




TABLE 9 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2003.

NOTE 5--BANK LINE OF CREDIT:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the funds did not borrow under the line of credit.

NOTE 6--CHANGE IN ACCOUNTING PRINCIPLE:

Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund:

As required, effective September 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began accreting discount and amortizing premium on a scientific basis for debt securities on a daily basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to September 1, 2001, the funds amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the funds but resulted in increases (decreases) in accumulated undistributed investment income-net and corresponding increases (decreases) in accumulated net unrealized appreciation (depreciation), based on securities held by the funds on August 31, 2001. These amounts are shown in TABLE 10.

The effect of these changes for the year ended August 31, 2002 which, was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses). These amounts are shown in TABLE 11.

Financial highlights for prior periods have not been restated to reflect these changes in presentation.

Mellon Massachusetts Intermediate Municipal Bond Fund:

As required, effective July 1, 2001, the fund's predecessor (as described in Note 1) adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on a scientific basis for debt securities on a daily basis. Prior to July 1, 2001, the portfolio amortized



TABLE 10.

                                                                Accumulated             Accumulated
                                                               Undistributed          Net Unrealized
                                                          Investment Income-Net($)   (Depreciation)($)
------------------------------------------------------------------------------------------------------

Mellon National Intermediate Municipal Bond Fund             41,735                     (41,735)

Mellon National Short-Term Municipal Bond Fund                   --                          --

Mellon Pennsylvania Intermediate Municipal Bond Fund        152,021                     (152,021)





TABLE 11.

                                                                                                 Net Unrealized
                                                                           Net Investment         Appreciation        Net Realized
                                                                               Income ($)   (Depreciation) ($)  Gains (Losses) ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon National Intermediate Municipal Bond Fund                                    85,827            (45,725)           (40,102)

Mellon National Short-Term Municipal Bond Fund                                       1,168                 -              (1,168)

Mellon Pennsylvania Intermediate Municipal Bond Fund                                32,013             75,541           (107,554)

                                                                                                                 The Funds



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,634 increase in accumulated undistributed investment income-net and a corresponding $2,634 decrease in net unrealized appreciation (depreciation), based on securities held by the fund on June 30, 2001.

The effect of this change for the period ended June 30, 2002, was to increase net investment income by $1,526, decrease net unrealized appreciation
(depreciation) by $496 and decrease net realized gain (losses) by $1,030. Financial highlights for the prior periods have not been restated to reflect this change in presentation.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund of Mellon Funds Trust
(collectively   "the  Funds"), including  the  statements  of  investments  and statements of financial futures, as of August 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



New York, New York

October 16, 2003

                                                                 The Funds


IMPORTANT TAX INFORMATION (Unaudited)

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2003:

-- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income tax) , an

-- the fund hereby designates $.0025 per share as a long-term capital gain distribution of the $.0167 per share paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2003:

-- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income tax), and

-- the fund hereby designates $.0066 per share as a long-term capital gain distribution of the $.0144 per share paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2003 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2003 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O'Connor (60)

Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Attorney, Cozen and O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Board of Consultors of Villanova University School of Law, Board Member

*    Temple University, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Ronald R. Davenport (66)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of Sheridan Broadcasting Corporation since July 1972

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    American Urban Radio Networks, Co-Chairman

* Aramark Corporation, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

John L. Diederich (66)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Continental Mills, a dry baking products company, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Maureen D. McFalls (58)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Director of the Office of Government Relations at Carnegie Mellon University since January 2000

* Manager, Government Communications, of the Software Engineering Institute at Carnegie Mellon University from March 1994 to December 1999

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon University

*    Coro Center For Civic Leadership, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

Kevin C. Phelan (59)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive Vice President and Director since March 1998.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Greater Boston Chamber of Commerce, Director

*    Fiduciary Trust, Director

*    St. Elizabeth's Medical Center of Boston, Board Member

*    Providence College, Trustee

*    Boston Municipal Research Bureau, Board Member

*    Boys and Girls Club of Boston, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Patrick J. Purcell (55)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Owner, President and Publisher of The Boston Herald since February 199

* President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

*    President and Chief Executive Officer, Herald Media 2001

Other Board Memberships and Affiliations:

* The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Vice Chairman

* The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member

*    United Way of Massachusetts Bay, Board Member

*    John F. Kennedy Library Foundation, Board Member

*    Greater Boston Chamber of Commerce, Board Member

*    St. John's University, Trustee

*    New England Medical Center, Trustee

*    Stonehill College, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Thomas F. Ryan, Jr. (62)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Retired since April 1999

* President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

 Other Board Memberships and Affiliations:

*    Boston College, Trustee

*    Brigham & Women's Hospital, Trustee

* New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-645-6561.
FOR INDIVIDUAL ACCOUNT HOLDERS, FOR PRIVATE WEALTH MANAGEMENT CLIENTS, PLEASE CONTACT YOUR ACCOUNT OFFICER OR CALL 1-888-281-7350.

                                                                 The Funds

OFFICERS OF THE TRUST (Unaudited)

LAWRENCE P. KEBLUSEK, PRESIDENT SINCE SEPTEMBER 2002.

   Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 56 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

   Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

CHRISTOPHER SHELDON, VICE PRESIDENT SINCE  SEPTEMBER 2002.

   Director of Investment Strategy for Mellon's Private Wealth Management group since April 2003. Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon's Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, SECRETARY SINCE MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 84 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

   Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE  MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

   Director-Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

   Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Money Market Funds of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

   Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

   Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

          For More Information

                MELLON FUNDS TRUST
                c/o The Dreyfus Corporation
                200 Park Avenue
                New York, NY  10166

                INVESTMENT ADVISER

                Mellon Fund Advisers, a division of
                The Dreyfus Corporation
                200 Park Avenue
                New York, NY  10166

                ADMINISTRATOR

                Mellon Bank, N.A.
                One Mellon Bank Center
                Pittsburgh, PA  15258

                SUB-ADMINISTRATOR

                The Dreyfus Corporation
                200 Park Avenue
                New York, NY  10166

                CUSTODIAN

                Mellon Bank, N.A.
                One Mellon Bank Center
                Pittsburgh, PA  15258

                TRANSFER AGENT &
                DIVIDEND DISBURSING AGENT

                Dreyfus Transfer, Inc.
                200 Park Avenue
                New York, NY  10166

                DISTRIBUTOR

                Dreyfus Service Corporation
                200 Park Avenue
                New York, NY  10166

To obtain information:

BY TELEPHONE Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

BY MAIL  PWM Clients, write to your Account Officer

c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your
financial representative
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account Holders, write to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

(c)2003 Dreyfus Service Corporation                                MFTAR0803-MB






            THE MELLON FUNDS

Mellon Money Market Fund

Mellon National Municipal Money Market Fund

ANNUAL REPORT             August 31, 2003


Contents

The Funds
--------------------------------------------------------------------------------

Letter from the President                                                 2

Discussion of Funds' Performance

    Mellon Money Market Fund                                              3

       Mellon National Municipal
              Money Market Fund                                           5

Statements of Investments                                                 7

Statements of Assets and Liabilities                                     13

Statements of Operations                                                 14

Statements of Changes in Net Assets                                      15

Financial Highlights                                                     16

Notes to Financial Statements                                            17

Independent Auditors' Report                                             20

Important Tax Information                                                21

Board Members Information                                                22

Officers of the Fund                                                     23

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured .

  * Not Bank-Guaranteed

  * May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear    Shareholder:

This annual report for The Mellon Funds covers the period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the funds were managed during the reporting period, including discussions with the funds' portfolio managers.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in the second quarter of 2003 recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. The improving economic outlook has benefited most broad measures of stock market performance so far in 2003, as investors have looked forward to the positive impact of stronger sales volumes on earnings. Many international stock markets also rallied strongly during the spring and summer of 2003, reflecting improved business confidence and higher levels of industrial production. However, better economic news took its toll on the U.S. bond market during the summer. The more interest-rate-sensitive areas of the bond market sold off sharply, giving back some of the gains achieved earlier in the reporting period.

While we continue to believe that investors generally should remain diversified across multiple asset classes, including stocks and bonds, it may be a good idea to consider adjusting your portfolio in anticipation of a stronger economic environment and the possibility that the multi-year decline of interest rates has run its course. As always, we encourage you to talk with your financial advisor about ways to capture new opportunities and manage the risks of investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/ LAWRENCE P. KEBLUSEK
Lawrence P. Keblusek
President
The Mellon Funds
September 15, 2003




DISCUSSION OF  FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon Money Market Fund perform during the period?

Since its inception on June 2, 2003, through the end of its fiscal year on August 31, 2003, the fund produced yields of 0.19% for its Class M shares and 0.13% for its Investor shares. Taking into account the effects of compounding, the fund produced effective yields of 0.19% and 0.13% for its Class M shares and Investor shares, respectively.(1)

We attribute these results to historically low short-term interest rates during the reporting period, which declined in anticipation of the Federal Reserve Board's (the "Fed") reduction of short-term interest rates to 1% in late June. However, near the end of the reporting period, signs of stronger economic growth caused money market yields to rise slightly from their lows.

What is the fund's investment approach?

The fund seeks as high level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers' acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; asset-backed securities; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

When the fund began operations in early June 2003, many investors had already begun to detect signs that the U.S. economy was beginning to strengthen. After several years of sub-par performance, including a recession in 2001 and a lackluster recovery thereafter, businesses finally seemed prepared to increase spending, the stock market rallied and low mortgage rates put cash in consumers' pockets.

What' s more, the quick resolution of the war in Iraq lifted some of the veil of uncertainty that had obscured the prospects for the U.S. economy. Investors evidently also were encouraged by the progress made by U.S. corporations toward cutting costs, reducing debt and improving their corporate governance and accounting practices in the wake of 2002's scandals. In addition, a new round of federal tax cuts enacted by Congress in the spring, including lower tax rates on capital gains and stock dividends, promised to jump-start the U.S. economy.

Despite these encouraging signs, many investors believed in early June that the Fed was likely to reduce further the benchmark federal funds rate -- the rate banks charge one another for overnight loans -- in its ongoing effort to stimulate renewed economic growth and forestall potential deflationary pressures. As a result of these expectations, money market yields trended lower through the spring, hitting their lows of the current cycle in mid-June. In fact, the Fed cut rates by 25 basis points at the Federal Open Market Committee meeting in late June, driving the federal funds rate to a 45-year low of 1%. Immediately thereafter, money market yields rose slightly as market participants who had expected a larger rate cut adjusted to the Fed's action.

As the summer of 2003 progressed, more signs of a stronger economic recovery emerged. In late August, the U.S. government revised its estimate of economic growth for the second quarter to a relatively robust 3.1%, and many analysts began to forecast even higher numbers for the remainder of the year. As a result, in July and August, money market yields at the longer end of the yield curve began to rise, creating a wider gap between the yields of very short-term and longer-term money market securities. Nonetheless, the Fed repeatedly reaffirmed its commitment to keeping the federal funds rate low for the foreseeable future.

                                                                 The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What is the fund's current strategy?

Our efforts during the first three months of the fund's operation focused primarily on putting assets to work in a diversified portfolio of high-quality money market instruments.

As we put cash to work in repurchase agreements, certificates of deposit, commercial paper and other short-term obligations, we maintained the fund's weighted average maturity in a range we consider shorter than average. Later in the reporting period, we extended the fund's weighted average maturity to what we considered to be the short-to-neutral range, focusing primarily on securities with maturities between three and six months. This strategy was designed to balance opportunities for higher yields among longer-dated securities with the need to keep cash available for new opportunities as they arise. Of course, we are prepared to adjust our strategies as economic and market conditions evolve.

September 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


DISCUSSION OF  FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Mellon National Municipal Money Market Fund perform during the period?

Since its inception on June 2, 2003, through the end of its fiscal year on August 31, 2003, the fund produced yields of 0.16% for its Class M shares and 0.09% for its Investor shares. Taking into account the effects of compounding, the fund produced effective yields of 0.16% and 0.09% for its Class M shares and Investor shares, respectively.(1)

We attribute these results to historically low short-term interest rates during the reporting period, which declined in anticipation of the Federal Reserve Board' s (the "Fed") reduction of the federal funds rate to 1% in late June. At the same time, a surge in the supply of newly issued municipal securities put upward pressure on yields, making their after-tax returns more attractive relative to taxable money market instruments with comparable maturities.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.

What other factors influenced the fund's performance?

When the fund began operations in early June 2003, the U.S. economy had endured a lengthy period of sub-par performance that included a recession in 2001 and, subsequently, a lackluster recovery. However, in the spring of 2003, signs began to emerge that consumers and businesses were prepared to increase spending, and investors became more optimistic about the economy's prospects. Apparently, the relatively quick resolution of the war in Iraq lifted some of the veil of uncertainty from the economy. In addition, a rallying stock market and a new round of federal tax cuts enacted by Congress in the spring promised to jump-start the persistently sluggish economy.

Despite these encouraging signs, many investors believed in early June that the Fed was likely to reduce short-term interest rates further in its ongoing effort to stimulate renewed economic growth and forestall potential deflationary pressures. As a result of these expectations, money market yields trended lower, and one-year municipal notes fell to approximately 0.80% in mid-June. After the Fed cut rates by 25 basis points in late June, driving the federal funds rate to a 45-year low of 1% , money market yields rose slightly as investors who had expected a larger rate cut adjusted to the Fed's action.

The yield-reducing effects of the Fed's rate cut were partially offset by a surge in the supply of newly issued tax-exempt money market securities. Because sales, income and capital-gains tax revenues in the struggling economy failed to meet many states' and municipalities' projections, they issued a sharply higher volume of short-term obligations to bridge their budget gaps. As more new securities competed for investor interest, upward pressure on tax-exempt yields increased. As a result, yields of tax-exempt securities tended to decline less than their taxable counterparts.

Upward pressure on money market yields continued as the U.S. economy gained momentum during the summer of 2003. In late August, the U.S. government revised its estimate of economic growth for the second quarter to a relatively robust 3.1% , and many analysts began to forecast even higher numbers for the remainder of the year. As a result, money market yields began to rise, especially at the longer end of the yield curve, creating a wider gap between the yields of very short-term securities and longer-term notes. By the end of

                                                                The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the   reporting  period,  yields  of  one-year  municipal  notes  had  risen  to approximately 1.10%.

What is the fund's current strategy?

As money market yields rose from their lows, we generally have maintained the fund' s weighted average maturity in a range we consider slightly shorter than average. As of August 31, approximately 78.5% of the fund's assets were invested in floating-rate securities on which yields are reset daily or weekly, with 6.8% in tax-exempt commercial paper and the remainder in various types of municipal notes and bonds. This strategy was designed to give us the flexibility we need to balance opportunities for higher yields among longer-dated securities with the need to keep cash available for new opportunities as they arise. Of course, we are prepared to adjust our strategies as economic and market conditions evolve.

September 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS

August 31, 2003

MELLON MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

NATIONAL BANK                                                                          Principal
   CERTIFICATES OF DEPOSIT--30.1%                                                      Amount ($)                         Value
------------------------------------------------------------------------------------------------------------------------------------

ABN AMRO Bank (Yankee)

    0.99%, 12/29/2003                                                                  15,000,000                      15,000,000

Bank of Nova Scotia (Yankee)

    1.02%--1.03%,
    9/2/2003--10/1/2003                                                                16,000,000                      16,000,000

Barclays Bank PLC (Yankee)

    0.89%, 10/23/2003                                                                  15,000,000                      15,000,000

BNP Paribas (Yankee)

    1.09%, 1/20/2004                                                                   15,000,000                      15,000,585

Royal Bank of Scotland (Yankee)

    1.06%, 11/13/2003                                                                  15,000,000                      14,999,987

Toronto-Dominion Bank (Yankee)

    1.04%, 11/21/2003                                                                  15,000,000                      14,999,314

UBS AG Stamford (Yankee)

    1.235%, 3/17/2004                                                                  10,000,000                      10,005,956

Wells Fargo Bank N.A. (Yankee)

    1.04%, 9/29/2003                                                                   15,900,000                      15,900,000

TOTAL NEGOTIABLE BANK
    CERTIFICATES OF DEPOSIT

    (cost $116,905,842)                                                                                               116,905,842
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--18.8%
------------------------------------------------------------------------------------------------------------------------------------
AIG Funding Inc., Discount Notes

    1%, 12/1/2003                                                                      16,000,000                      15,959,556

General Electric
    Capital Corp., Discount Notes

    1.10%, 9/10/2003                                                                    8,000,000                       7,997,800

Long Island College Hospital

    Discount Notes, 1.08%, 10/6/2003                                                    5,700,000                       5,694,015

Oakland Alameda County

    1.18%, 9/3/2003                                                                     4,650,000                       4,650,000

Provena Health, Discount Notes

    1.07%, 9/8/2003                                                                    15,000,000                      14,996,879

Societe Generale , Discount Notes

    1.105%, 12/1/2003                                                                   8,000,000                       7,977,654

Stanford University, Discount Notes

    1.03%, 12/8/2003                                                                   16,000,000                      15,955,138

TOTAL COMMERCIAL PAPER

    (cost $73,231,042)                                                                                                 73,231,042

MANDATORY DEMAND NOTES--.7%

New York State

  1.40%, 8/5/2004

    (cost $2,850,000)                                                                   2,850,000 (a)                   2,850,000

OPTIONAL DEMAND NOTES--20.1%

Eskaton Lodge Granite

    1.10%, 9/1/2003                                                                     7,000,000 (a)                   7,000,000

General Secretariate OAS

    1.15%, 9/4/2003                                                                     4,420,000 (a)                   4,420,000

Nevada Housing Division

    1.09%, 9/4/2003                                                                     1,730,000 (a)                   1,730,000

New Jersey Economic
    Development Authority

    1.08%, 9/30/2003                                                                    7,400,000 (a)                   7,400,000

New York

    1.05%, 9/3/2003                                                                    17,600,000 (a)                  17,600,000

New York Housing Finance Agency

    1.06%, 9/3/2003                                                                     8,500,000 (a)                   8,500,000

Pasadena Public Financing Authority

    1.03%, 9/4/2003                                                                     3,760,000 (a)                   3,760,000

Sacramento County

    1.05%, 9/3/2003                                                                    15,000,000 (a)                  15,000,000

San Jose Finance Authority

    1.10%, 9/3/2003                                                                       500,000 (a)                     500,000

Tulsa Airports Improvement Trust

    1.17%, 9/4/2003                                                                    12,230,000 (a)                  12,230,000

TOTAL OPTIONAL DEMAND NOTES

    (cost $78,140,000)                                                                                                 78,140,000

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MELLON MONEY MARKET FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Principal
REVENUE NOTES--1.3%                                                                      Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Florida Housing Finance Corp.

  1.20%, 6/19/2004

    (cost $5,000,000)                                                                   5,000,000                       5,000,000
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--6.4%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

    1.43%, 9/22/2004                                                                    5,000,000 (a)                   5,000,000

Federal Home Loan Mortgage
    Corp., Notes 5%, 1/15/2004                                                          3,210,000                       3,256,560

Federal National Mortgage
    Association, Discount Notes

    Zero Coupon, 9/3/2003                                                              16,700,000                      16,699,091

TOTAL U.S. GOVERNMENT AGENCIES

    (cost $24,955,651)                                                                                                 24,955,651


REPURCHASE AGREEMENT--23.1%
Chase Securities

  .90% dated 8/29/2003, due
  9/2/2003 in the amount of
  $90,009,000 (fully collateralized

  by $86,503,000 U.S. Treasury
  Notes 7.25%, due 8/15/2004,
  value $91,957,742)

    (cost $90,000,000)                                                                 90,000,000                      90,000,000

TOTAL INVESTMENTS
    (cost 391,082,535)                                                                     100.5%                     391,082,535

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                         (.5%)                     (2,092,668)

NET ASSETS                                                                                 100.0%                     388,989,867

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

August 31, 2003

MELLON NATIONAL MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

TAX EXEMPT                                                                             Principal
  INVESTMENTS--100.5%                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--5.7%

Birmingham-Carraway Special Care
  Facilities Financing Authority, Health
  Care Facilities Revenue, VRDN
  (Carraway Methodist Hospital)

    1.03% (LOC; AmSouth Bank)                                                           5,700,000 (a)                   5,700,000

Daphne-Villa Mercy Special Care

  Facilities Financing Authority
  Health Care Facilities Revenue

  VRDN (Mercy Medical Project)

    .84% (LOC; AmSouth Bank)                                                            4,400,000 (a)                   4,400,000

Port City Medical Clinic Board

  Health Care Facilities Revenue

  VRDN (Infirmary Health Systems)

    .87%(Insured; AMBAC and
    Liquidity Facility: Bank of
    Nova Scotia and KBC Bank)                                                           5,000,000 (a)                   5,000,000

ARKANSAS--1.7%

Arkansas Development Finance
  Authority, Revenue, VRDN, Higher
  Education Capital Asset Program

    .85% (Insured; FGIC and
    Liquidity Facility; Citibank)                                                       4,500,000 (a)                   4,500,000

COLORADO--5.8%

Aurora Centretech Metropolitan
    District, GO Notes 1.55%
    12/1/2003 (LOC; BNP Paribas)                                                        1,000,000                       1,000,000

Castlewood Ranch Metropolitan
    District, GO Notes 1.55%
    12/1/2003 (LOC; U.S. Bank NA)                                                       6,250,000                       6,250,000

Commerce City-Northern
    Infrastructure General

    Improvement District, GO Notes
    Refunding 1.55%, 12/1/2003
    (LOC; U.S. Bank NA)                                                                 5,500,000                       5,500,000

NBC Metropolitan District, GO Notes

    1.55%, 12/1/2003
    (LOC; U.S. Bank NA)                                                                 2,500,000                       2,500,000

FLORIDA--5.4%

Jacksonville Health Facilities
  Authority, HR, Refunding, VRDN
  (Genesis Rehabilitate Hospital)

    .85% (LOC; Bank of America)                                                         2,500,000 (a)                   2,500,000

Sunshine State Governmental
    Financing Commission, Revenue
    VRDN .80% (Insured; AMBAC
    and Liquidity Facility;
    Dexia Credit Locale)                                                                2,700,000 (a)                   2,700,000


University of South Florida
    Foundation, Inc., COP, VRDN
    .84% (LOC; Wachovia Bank)                                                           9,100,000 (a)                   9,100,000

GEORGIA--7.3%

Clayton County Housing Authority
    MFHR, Refunding, VRDN
    (Chateau Forest Apartments)
    .84% (Insured;  FSA and Liquidity
    Facility; Societe Generale)                                                         6,530,000 (a)                   6,530,000

Conyers-Rockdale-Big Haynes
    Impoundment Authority

    Revenue, VRDN .90%

    (Insured; FSA and Liquidity
    Facility; Wachovia Bank)                                                            7,800,000 (a)                   7,800,000

Marietta Housing Authority
    MFHR, Refunding, VRDN
    (Summit) .85% (Insured; FNMA)                                                       4,900,000 (a)                   4,900,000

ILLINOIS--15.2%

City of Chicago, GO Notes

    1.10%, 2/5/2004
    (LOC; Harris
    Trust & Savings Bank)                                                               8,500,000                       8,500,000

Chicago O'Hare International
    Airport, Airport and Marina
        Revenue, VRDN :

            .78%, Series A
                 (LOC; Societe Generale)                                                6,400,000 (a)                   6,400,000

            .78%, Series B
                 (LOC; Societe Generale)                                                7,145,000 (a)                   7,145,000

Illinois Development Finance
    Authority, VRDN, IDR (Institute
    of Gas Technology Project)

    .90% (LOC; Bank of Montreal)                                                        2,800,000 (a)                   2,800,000

Illinois Health Facilities Authority
    Revenues, VRDN:

        (Memorial Medical Center)

            .85% (LOC; KBC Bank)                                                        2,090,000 (a)                   2,090,000

        Revolving Fund Pooled Program

            .85% (LOC; Bank One)                                                        5,800,000 (a)                   5,800,000

        (Rush Presbyterian Medical

            Center) .87% (LOC;
            Northern Trust Company)                                                     3,000,000 (a)                   3,000,000

        (Swedish Covenant Hospital

            Project).84% (Insured;
            AMBAC and Liquidity Facility;

            Fifth Third Bank)                                                           4,500,000 (a)                   4,500,000


                                                                                                                       The Funds
Mellon National Municipal Money Market Fund
Tax Exempt
Investments (continued)

LOUISIANA--5.4%

Ascension Parish, PCR, Refunding

  VRDN (Borden Inc. Project) .80%

    (LOC; Fleet National Bank)                                                          9,400,000 (a)                   9,400,000

Plaquemines Port Harbor and
    Terminal District Port Facilities
    Revenue (International Marine
    Terminals Project) 1.10%,
    3/15/2004 (LOC; KBC Bank)                                                           5,000,000                       5,000,000

MAINE--1.9%

Maine Finance Authority, Private
  Schools Revenue

  VRDN (Foxcroft Academy)

    .95% (LOC; Allied Irish Bank)                                                       5,000,000 (a)                   5,000,000

MARYLAND--3.9%

Baltimore Industrial Development
    Authority, IDR, VRDN (Baltimore
    Capital Acquisition) .83% (LOC;
    Bayerische Landesbank)                                                              2,500,000 (a)                   2,500,000

Community Development
    Administration Multi-Family

    Development, Revenue, Refunding,

    VRDN (Avalon Lea Apartments

    Project) .85% (Insured; FNMA)                                                       3,400,000 (a)                   3,400,000

Maryland Health and Higher
    Educational Facilities Authority
    Health Care Facilities Revenue

    VRDN, Pooled Loan Program

    .85% (LOC; Bank One)                                                                4,400,000 (a)                   4,400,000

MASSACHUSETTS--9.2%

State of Massachusetts, GO Notes

    Refunding, VRDN .80% (Liquidity
    Facility; WestLB AG)                                                                4,200,000 (a)                   4,200,000

Massachusetts Health and
    Educational Facilities Authority
    VRDN:

        College and University

            Revenue (Boston University)

            .77% (LOC; State Street

            Bank and Trust Co.)                                                         5,300,000 (a)                   5,300,000

        Revenue

            Capital Asset Program .80%

            (LOC; Fleet National Bank)                                                 10,050,000 (a)                  10,050,000

Massachusetts Industrial Finance
    Agency, VRDN, College and
    University Revenue (Mount
    IDA College) .82% (LOC;
    Dexia Credit Locale)                                                                3,300,000 (a)                   3,300,000

Massachusetts Water Resources
  Authority, Water Revenue, VRDN

    .80% (Insured; FGIC and
    Liquidity Facility; FGIC)                                                           1,500,000 (a)                   1,500,000

MICHIGAN--5.2%

State of Michigan, GO Notes

    1.50%, 9/30/2003                                                                    3,000,000                       3,001,171

Michigan Building Authority
    Revenue, CP .90%, 9/18/2003
    (LOC; The Bank of New York)                                                         8,100,000                       8,100,000

Michigan Hospital Finance Authority

  Health Care Facilities Revenue, VRDN

  Hospital Equipment Loan Program

    .83% (LOC; National City Bank)                                                      2,800,000 (a)                   2,800,000

NEW YORK--12.4%

Jay Street Development Corporation
    LR, VRDN (Jay Street Project)
    .77% (LOC; Landesbank Hessen-
    Thuringen Girozentrale)                                                            12,410,000 (a)                  12,410,000

City of New York, GO Notes, VRDN:

    .77% (Insured; AMBAC and
        Liquidity Facility; Bank Of
        Nova Scotia)                                                                    7,550,000 (a)                   7,550,000

    .77%, Series B-2 (LOC;
        JPMorgan Chase Bank)                                                            2,200,000 (a)                   2,200,000

    .77%, Series E-2 (LOC;
        JPMorgan Chase Bank)                                                            5,000,000 (a)                   5,000,000

New York City Municipal Water
    Finance Authority, Water and
    Sewer System Revenue, VRDN

    .77% (Liquidity Facility;
    Bayerische Landesbank)                                                              5,800,000 (a)                   5,800,000

PENNSYLVANIA--2.9%

Lehigh County Industrial Development
  Authority, PCR, VRDN (Allegheny
  Electric Cooperative)

    1.04% (LOC; Rabobank)                                                                 300,000 (a)                     300,000

Luzerne County Convention
    Center Authority, Hotel Room

    Rent Tax Revenue, VRDN

    .85% (LOC; Wachovia Bank)                                                           7,500,000 (a)                   7,500,000

RHODE ISLAND--2.1%

Rhode Island Convention Center
  Authority, Revenue, Refunding, VRDN

    .85% (Insured; MBIA and  Liquidity
    Facility; Dexia Credit Locale)                                                      5,600,000 (a)                   5,600,000

Mellon National Municipal Money Market Fund
Tax Exempt
Investments (continued)

SOUTH CAROLINA--3.9%

Piedmont Municipal Power Agency
  Electric Revenue, Refunding, VRDN

    .75% (Insured; MBIA and Liquidity
    Facility; JPMorgan Chase Bank)                                                     10,400,000 (a)                  10,400,000

TENNESSEE--1.0%

Chattanooga Health Educational
  and Housing Facility Board,
  Housing Revenue, VRDN

  (Chattanooga Housing Project)

    .85% (LOC; Wachovia Bank)                                                           2,600,000 (a)                   2,600,000

TEXAS--6.8%

Coastal Bend Health Facilities
  Development Corporation, Health
  Care Facilities Revenue, VRDN

    (Incarnate Word Health Services)
    .88% (Insured; AMBAC and
    Liquidity Facility; Bank One)                                                         400,000 (a)                     400,000

North Central Health Facilities
    Development Corporation

    Health Care Facilities Revenue, CP

    (Methodist Hospital) .75%

    10/6/2003 (Insured; AMBAC and
     LOC; Dexia Credit Locale)                                                         10,000,000                      10,000,000

Northside Independent School

    District, GO Notes 1.02%
    6/15/2004 (Insured; Permanent
    School Fund and Liquidity
    Facility; Bank of America)                                                          5,000,000                       5,000,000

Pasadena Independent School
  District, GO Notes 1.35%, 4/1/2004

  (Insured; Permanent School Fund

    and Liquidity Facility; WestLB AG))                                                 2,500,000                       2,500,000

WASHINGTON--1.6%

Washinton Health Care Facilities
  Authority, Revenue, Refunding

  VRDN (Virgina Mason Medical

  Center) .82% (Insured; MBIA and

    Liquidity Facility; Credit Suisse)                                                    300,000 (a)                     300,000

Washington Public Power Supply

  System, Electric Power and Light

  Revenue, Refunding, VRDN

  (Nuclear Project Number 1)

    .85% (LOC; Bank of America)                                                         4,000,000 (a)                   4,000,000

WISCONSIN--3.1%

Wisconsin Health and Educational

  Facilities Authority, Health Care

  Facilities Revenue, VRDN
  (University of Wisconsin
  Medical Foundation)

    .84% (LOC; ABN-AMRO)                                                                8,200,000 (a)                   8,200,000

TOTAL INVESTMENTS
    (cost $266,326,171)                                                                    100.5%                     266,326,171

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.5%)                     (1,257,039)

NET ASSETS                                                                                 100.0%                     265,069,132

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

CP           Commercial Paper

FGIC         Financial Guaranty Insurance Company

FNMA         Federal National Mortgage Association

FSA          Financial Security Assurance

GO           General Obligations

HR           Hospital Revenue

IDR          Industrial Development Revenue

LOC          Letter of Credit

LR           Lease Revenue

MBIA         Municipal Bond Investors Assurance
                Insurance Corporation

MFHR         Multi-Family Housing Revenue

PCR          Pollution Control Revenue

VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's                    Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F-1+, F1                       VMIG1, MIG1, P1                       SP1+, SP1, A1+, A1                  94.2

AAA, AA, A (b)                 Aaa, Aaa, A (b)                       AAA, AA, A (b)                       5.8

                                                                                                        100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  AT  AUGUST  31,  2003,  THE FUND HAD  $69,140,000  OR 26.1% OF NET  ASSETS,
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                   Mellon               Mellon
                                             Money Market    National Municipal
                                                     Fund    Money Market Fund
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments((+)) (including
         Repurchase Agreements of $90,000,000
         for the Mellon Money
        Market Fund)--Note 1(c)                   391,082,535        266,326,171

Cash                                               2,723,309               --

Interest receivable                                  317,273            311,900

Prepaid expenses                                       4,844              4,844

                                                 394,127,961         266,642,915
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and
        affiliates--Note 3(a)                          50,394            34,737

Due to Administrator--Note 3(a)                       48,712            33,579

Cash overdraft due to Custodian                           --         1,474,361

Payable for investment securities purchased        5,000,000                --

Accrued expenses                                      38,988            31,106

                                                   5,138,094         1,573,783
--------------------------------------------------------------------------------

NET ASSETS ($)                                   388,989,867       265,069,132
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                  388,989,867       265,069,132
--------------------------------------------------------------------------------

NET ASSETS ($)                                   388,989,867       265,069,132
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

CLASS M SHARES

  Net Assets ($)                                388,979,302        265,068,131

  Shares Outstanding                            388,979,302        265,069,045

  NET ASSET VALUE PER SHARE ($)                        1.00              1.00
--------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                     10,565             1,001

  Shares Outstanding                                 10,565             1,001

  NET ASSET VALUE PER SHARE ($)                        1.00              1.00
--------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                   391,082,535      266,326,171

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds

STATEMENT OF OPERATIONS

From June 2, 2003 (commencement of operations) to August 31, 2003

                                                     Mellon             Mellon
                                               Money Market  National Municipal
                                                       Fund  Money Market Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                    1,147,383           672,250

EXPENSES:

Investment advisory fee--Note 3(a)                   151,395           103,146

Administration fee--Note 3(a)                        144,956            98,751

Registration fees                                     31,910               440

Auditing fees                                         18,346            18,346

Prospectus and shareholders' reports                   7,770             7,770

Custodian fees--Note 3(b)                              4,567             6,186

Legal fees                                             2,733             2,482

Trustees' fees and expenses--Note 3(c)                   894             2,364

Shareholder servicing costs--Note 3(b)                     3                 1

Miscellaneous                                            450             3,150

TOTAL EXPENSES                                       363,024           242,636

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS            784,359           429,614

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From June 2, 2003 (commencement of operations) to August 31, 2003

                                                     Mellon             Mellon
                                               Money Market  National Municipal
                                                       Fund  Money Market Fund
--------------------------------------------------------------------------------

OPERATIONS ($):

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                           784,359           429,614
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class M Shares                                     (784,353)         (429,613)

Investor Shares                                          (6)               (1)

TOTAL DIVIDENDS                                    (784,359)         (429,614)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class M Shares                                   560,228,661        72,662,281

Investor Shares                                       10,559             1,000

Net assets received in with conversion--Note 1            --       293,341,054

Dividends reinvested:

Class M Shares                                             2                 1

Investor Shares                                            6                 1

Cost of shares redeemed:

Class M Shares                                 (171,249,361)     (100,935,205)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
TRANSACTIONS                                     388,989,867       265,069,132

TOTAL INCREASE (DECREASE) IN NET ASSETS          388,989,867       265,069,132
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                       --                --

END OF PERIOD                                    388,989,867       265,069,132

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the period from June 2, 2003 (commencement of operations) to August 31, 2003. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.


                                                                                                 Mellon National Municipal
                                                               Mellon Money Market Fund               Money Market Fund
                                                            --------------------------------  -----------------------------------
                                                            Class M Shares  Investor Shares  Class M Shares    Investor Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  1.00             1.00           1.00               1.00

Investment Operations:

Investment income--net                                                 .002             .001           .002                .001

Distributions:

Dividends from investment income--net                                 (.002)           (.001)         (.002)              (.001)

Net asset value, end of period                                        1.00             1.00           1.00                1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       .76(a)           .52(a)         .64(a)              .36(a)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .36(a)           .62(a)         .35(a)              .57(a)

Ratio of net investment income
  to average net assets                                                .78(a)           .48(a)         .62(a)              .48(a)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              388,979               11         265,068                  1

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Mellon Funds Trust (the "Trust") was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently comprised of sixteen series including the following diversified money market funds: Mellon Money Market Fund and Mellon National Municipal Money Market Fund (each, a "fund" and collectively, the "funds"). The funds began offering their shares to investors as of June 2, 2003. Mellon Money Market Fund investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Mellon National Municipal Money Market Fund investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. Mellon Fund Advisers, a division of The Dreyfus Corporation (" Dreyfus"), serves as each fund's investment adviser ("Investment Adviser" ). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a wholly-owned subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The conversion of the Common Trust Fund maintained by Mellon, an indirect subsidiary of Mellon Financial Corporation, into Mellon National Municipal Money Market Fund within the Mellon Funds Trust occurred at the close of business on June 2, 2003. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, the fund had the following shares, net assets, net asset value and unrealized appreciation (SEE TABLE 1).

The assets of the Common Trust Funds transferred to the fund were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in


TABLE 1.

                                                                                                         Unrealized
                                                                 Shares  Net Assets ($)  NAV ($)       Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

Mellon National Municipal Money Market Fund                 293,341,054  293,341,054     1.00               --

                                                                                                                 The Funds


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust's Board to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the Mellon Money Market Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the Mellon National Municipal Money Market Fund to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

At August 31, 2003, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders from June 2, 2003 (commencement of each fund's oper-

ations) through the fiscal year ended August 31, 2003 was all ordinary income for the Mellon Money Market Fund and all tax exempt income for the Mellon National Municipal Money Market Fund.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund's net assets at the following annual rates:
.. 15 of 1% of the Mellon Money Market Fund and .15 of 1% of the Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on
the    following    rates:

  0 up to $6 billion                                         .15 of 1%

  In excess of $6 billion up to $12 billion                  .12 of 1%

  In excess of $12 billion                                   .10 of 1%

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

(B)  The  funds  have  adopted  a  Shareholder Services Plan with respect to its
Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. TABLE 2 summarizes the amounts Investor shares were charged during the period ended
August    31,    2003,    pursuant   to   the   Shareholder   Services   Plan.

TABLE 2.

     Mellon Money Market Fund                                       $3

         Mellon National Municipal
              Money Market Fund                                      1

The funds compensate Mellon under a Custody Agreement for providing custodial services for the funds. TABLE 3 summarizes the amounts the funds were charged during the period ended August 31, 2003, pursuant to the custody agreements.

TABLE 3.

     Mellon Money Market Fund                                   $4,567

         Mellon National Municipal
              Money Market Fund                                  6,186

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in-person meeting and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

NOTE 4--Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the funds did not borrow under the line of credit.

                                                                 The Funds

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of the Mellon Money Market Fund and the Mellon National Municipal Money Market Fund of the Mellon Funds Trust (collectively "the Funds"), including the statements of investments as of August 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the period from June 2, 2003 (commencement of operations) to August 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and broker. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2003, the results of their operations, the changes in their net assets and the financial highlights for the period from June 2, 2003 (commencement of operations) to August 31, 2003, in conformity with accounting principles generally accepted in the United States of America.



New York, New York
October 16, 2003



IMPORTANT TAX INFORMATION (Unaudited)

MELLON NATIONAL MUNICIPAL MONEY MARKET FUND

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2003 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                                 The Funds

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O'Connor (60)

Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Attorney, Cozen and O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Board of Consultors of Villanova University School of Law, Board Member

* Temple University, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Ronald R. Davenport (67)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Sheridan Broadcasting Corporation since July 1972

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Urban Radio Networks, Co-Chairman

* Aramark Corporation, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

John L. Diederich (66)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Continental Mills, a dry baking products company, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Maureen D. McFalls (58)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Director of the Office of Government Relations at Carnegie Mellon University since January 2000

* Manager, Government Communications, of the Software Engineering Institute at Carnegie Mellon University from March 1994 to December 1999

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon University

* Coro Center For Civic Leadership, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Kevin C. Phelan (59)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive

 Vice President and Director since March 1998.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Greater Boston Chamber of Commerce, Director

* Fiduciary Trust, Director

* St. Elizabeth's Medical Center of Boston, Board Member

* Providence College, Trustee

* Boston Municipal Research Bureau, Board Member

* Boys and Girls Club of Boston, Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Patrick J. Purcell (55)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Owner,  President  and  Publisher  of  The  Boston Herald since February 199

* President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

* President and Chief Executive Officer, Herald Media 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland, Vice Chairman

* The Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board Member

* United Way of Massachusetts Bay, Board Member

* John F. Kennedy Library Foundation, Board Member

* Greater Boston Chamber of Commerce, Board Member

* St. John's University, Trustee

* New England Medical Center, Trustee

* Stonehill College, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Thomas F. Ryan, Jr. (62)

Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired since April 1999

* President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

 OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* Brigham & Women's Hospital, Trustee

* New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-645-6561 FOR INDIVIDUAL ACOUNT INFORMATION FOR PRIVATE WEALTH MANAGEMENT CLIENTS, PLEASE CONTACT YOUR ACCOUNT OFFICER OR CALL 1-888-281-7350.


OFFICERS OF THE FUND (Unaudited)

LAWRENCE P. KEBLUSEK, PRESIDENT SINCE SEPTEMBER 2002.

   Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously a Vice President of the Trust. He is 56 years old and has been employed by Mellon since August 2002.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

   Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

CHRISTOPHER SHELDON, VICE PRESIDENT SINCE  SEPTEMBER 2002.

   Director of Investment Strategy for Mellon's Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was the West Coast managing director of Mellon's Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old has been employed by Mellon since January 1995.

JEFF PRUSNOFSKY, SECRETARY SINCE MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 84 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1990.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

   Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE  MARCH 2000.

   Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

   Director-Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

   Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

   Senior Accounting Manager -- Money Market Funds of Dreyfus, and an officer of 37 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

   Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 104 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

   Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

   Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                 The Funds

                     For More Information

                            MELLON FUNDS TRUST

                            c/o The Dreyfus Corporation
                            200 Park Avenue
                            New York, NY  10166

                            INVESTMENT ADVISER

                            Mellon Fund Advisers, a division of
                            The Dreyfus Corporation
                            200 Park Avenue
                            New York, NY  10166

                            ADMINISTRATOR

                            Mellon Bank, N.A.
                            One Mellon Bank Center
                            Pittsburgh, PA  15258

                            SUB-ADMINISTRATOR

                            The Dreyfus Corporation
                            200 Park Avenue
                            New York, NY  10166

                            CUSTODIAN

                            Mellon Bank, N.A.
                            One Mellon Bank Center
                            Pittsburgh, PA  15258

                            TRANSFER AGENT &
                            DIVIDEND DISBURSING AGENT

                            Dreyfus Transfer, Inc.
                            200 Park Avenue
                            New York, NY  10166

                            DISTRIBUTOR

                            Dreyfus Service Corporation
                            200 Park Avenue
                            New York, NY  10166

To obtain information:

BY TELEPHONE Private Wealth Management (PWM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of Mellon Private Wealth Advisors (MPWA), please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-896-8167.

BY MAIL  PWM Clients, write to your Account Officer

c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your  financial representative

P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account Holders, write to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

(c)2003 Dreyfus Service Corporation                             MFTAR0803-MM


Comparison of change in value of $10,000 investment in Mellon Large Cap Stock Fund Class M shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                    Mellon Large Cap   Standard & Poor's 500
      PERIOD           Stock Fund       Composite Stock
                    (Class M shares)     Price Index *

     8/31/93             10,000             10,000
     8/31/94             10,564             10,546
     8/31/95             12,609             12,805
     8/31/96             15,100             15,202
     8/31/97             21,620             21,377
     8/31/98             22,831             23,113
     8/31/99             31,420             32,314
     8/31/00             37,732             37,585
     8/31/01             27,214             28,422
     8/31/02             22,732             23,308
     8/31/03             24,041             26,120



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Income Stock Fund Class M shares and the Russell 1000 Value Index

EXHIBIT A:

                      Mellon Income         Russell
      PERIOD           Stock Fund          1000 Value
                    (Class M shares)        Index *

     8/31/93             10,000             10,000
     8/31/94             10,457             10,286
     8/31/95             12,311             12,259
     8/31/96             14,778             14,409
     8/31/97             20,788             20,106
     8/31/98             22,488             20,889
     8/31/99             29,177             27,172
     8/31/00             31,016             28,299
     8/31/01             25,496             27,982
     8/31/02             21,686             24,308
     8/31/03             23,028             27,135



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Mid Cap Stock Fund Class M shares and the Standard & Poor's MidCap 400 Index

EXHIBIT A:

                       Mellon Mid Cap    Standard & Poor's
       PERIOD            Stock Fund          MidCap 400
                      (Class M shares)        Index *

      8/31/93              10,000             10,000
      8/31/94              10,348             10,463
      8/31/95              13,776             12,608
      8/31/96              15,588             14,106
      8/31/97              20,476             19,364
      8/31/98              16,380             17,548
      8/31/99              19,769             24,844
      8/31/00              26,079             34,720
      8/31/01              22,973             31,897
      8/31/02              20,398             28,950
      8/31/03              22,834             34,277



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Small Cap Stock Fund Class M shares and the Standard & Poor's SmallCap 600 Index

EXHIBIT A:

                    Mellon Small Cap   Standard & Poor's
      PERIOD           Stock Fund         SmallCap 600
                    (Class M shares)        Index *

      1/1/98             10,000             10,000
     8/31/98             8,046               7,908
     8/31/99             10,355              9,823
     8/31/00             13,454             12,592
     8/31/01             12,326             12,659
     8/31/02             11,257             11,453
     8/31/03             13,539             14,053




* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon International Fund Class M shares and the Morgan Stanley
Capital International Europe, Australasia, Far East Index

EXHIBIT A:

                                             Morgan Stanley
                         Mellon          Capital International
      PERIOD       International Fund    Europe, Australasia,
                    (Class M shares)        Far East Index *

     7/15/98             10,000                 10,000
     8/31/98             8,955                   8,761
     8/31/99             10,554                 11,010
     8/31/00             11,069                 12,061
     8/31/01             10,320                  9,124
     8/31/02             9,557                   7,760
     8/31/03             10,340                  8,467




* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Emerging Markets Fund Class M shares and the Morgan Stanley Capital International Emerging Markets Free Index

EXHIBIT A:

                                               Morgan Stanley
                     Mellon Emerging        Capital International
      PERIOD          Markets Fund            Emerging Markets
                    (Class M shares)            Free Index *

     10/2/00             10,000                   10,000
     8/31/01             9,532                     7,908
     8/31/02             10,341                    8,103
     8/31/03             12,944                   10,476





* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Balanced Fund Class M shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index


EXHIBIT A:

                                      Standard & Poor's 500  Lehman Brothers  Customized
      PERIOD    Mellon Balanced Fund    Composite Stock      Aggregate        Blended
                  (Class M shares)       Price Index *       Bond Index *     Index *

     10/2/00             10,000               10,000           10,000         10,000
     8/31/01              9,362               7,984            11,165         9,415
     8/31/02              8,829               6,548            12,070         8,827
     8/31/03              9,506               7,337            12,597         9,586




* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Mellon Bond Fund Class M shares and the Lehman Brothers Aggregate Bond Index

EXHIBIT A:

                       Mellon Bond      Lehman Brothers
      PERIOD              Fund             Aggregate
                    (Class M shares)      Bond Index *

     8/31/93             10,000             10,000
     8/31/94             9,964               9,849
     8/31/95             11,014             10,962
     8/31/96             11,427             11,412
     8/31/97             12,535             12,554
     8/31/98             13,783             13,881
     8/31/99             13,784             13,992
     8/31/00             14,741             15,049
     8/31/01             16,479             16,908
     8/31/02             17,320             18,279
     8/31/03             18,139             19,076



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Intermediate Bond Fund Class M shares and the Lehman Brothers Intermediate Government/Credit Bond Index

EXHIBIT A:

                  Mellon Intermediate       Lehman Brothers
      PERIOD            Bond Fund       Intermediate Government/
                    (Class M shares)      Credit Bond Index *

     8/31/93             10,000                 10,000
     8/31/94             9,856                   9,967
     8/31/95             10,746                 10,911
     8/31/96             11,159                 11,395
     8/31/97             12,062                 12,357
     8/31/98             13,057                 13,467
     8/31/99             13,228                 13,763
     8/31/00             13,902                 14,626
     8/31/01             15,481                 16,423
     8/31/02             16,424                 17,695
     8/31/03             17,208                 18,624



* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Short-Term U.S. Government Securities Fund Class M shares and the Lehman Brothers 1-3 Year U.S. Government Index

EXHIBIT A:

                   Mellon Short-Term        Lehman Brothers
                    U.S. Government            1-3 Year
      PERIOD         Securities Fund       U.S. Government
                    (Class M shares)            Index *

     8/31/93             10,000                 10,000
     8/31/94             10,053                 10,170
     8/31/95             10,766                 10,925
     8/31/96             11,245                 11,495
     8/31/97             11,946                 12,304
     8/31/98             12,781                 13,203
     8/31/99             13,199                 13,718
     8/31/00             13,890                 14,501
     8/31/01             15,145                 15,908
     8/31/02             16,034                 16,985
     8/31/03             16,304                 17,424


* Source: Lehman Brothers


Comparison of change in value of $10,000 investment in Mellon National Intermediate Municipal Bond Fund Class M shares and the Lehman Brothers 7-Year Municipal Bond Index

EXHIBIT A:

                          Mellon National
                        Intermediate Municipal
         PERIOD              Bond Fund         Lehman Brothers 7-Year
                          (Class M shares)     Municipal Bond Index *

        8/31/93                10,000                 10,000
        8/31/94                10,069                 10,142
        8/31/95                10,763                 11,033
        8/31/96                11,273                 11,464
        8/31/97                12,067                 12,355
        8/31/98                12,997                 13,297
        8/31/99                13,076                 13,496
        8/31/00                13,872                 14,332
        8/31/01                15,264                 15,676
        8/31/02                16,051                 16,752
        8/31/03                16,496                 17,342


* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon National Short-Term Municipal Bond Fund Class M shares and the Lehman Brothers 3-Year Municipal Bond Index

EXHIBIT A:

                     Melon National
                  Short-Term Municipal
      PERIOD           Bond Fund        Lehman Brothers 3-Year
                    (Class M shares)    Municipal Bond Index *

     10/2/00             10,000                 10,000
     8/31/01             10,715                 10,802
     8/31/02             11,190                 11,419
     8/31/03             11,454                 11,768




* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Pennsylvania Intermediate Municipal Bond Fund Class M shares and the Lehman Brothers 7-Year Municipal Bond Index

EXHIBIT A:

                  Mellon Pennsylvania
                  Intermediate Municipal
      PERIOD           Bond Fund          Lehman Brothers 7-Year
                    (Class M shares)      Municipal Bond Index *

     8/31/93             10,000                  10,000
     8/31/94             10,099                  10,142
     8/31/95             10,887                  11,033
     8/31/96             11,310                  11,464
     8/31/97             12,058                  12,355
     8/31/98             12,958                  13,297
     8/31/99             12,977                  13,496
     8/31/00             13,686                  14,332
     8/31/01             14,950                  15,676
     8/31/02             15,702                  16,752
     8/31/03             16,072                  17,342


* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Mellon Massachusetts Intermediate Municipal
Bond Fund Investor shares and Class M shares and the Lehman Brothers 7-Year Municipal Bond Index

EXHIBIT A:

                          Mellon                Mellon
                       Massachusetts         Massachusetts
                       Intermediate          Intermediate
                         Municipal             Municipal       Lehman Brothers
      PERIOD             Bond Fund             Bond Fund       7-Year Municipal
                    (Investor  shares)     (Class M shares)      Bond Index *

      8/31/93             10,000                10,000             10,000
      8/31/94             10,083                10,099             10,142
      8/31/95             10,811                10,856             11,033
      8/31/96             11,234                11,307             11,464
      8/31/97             11,973                12,080             12,355
      8/31/98             12,808                12,964             13,297
      8/31/99             12,813                13,001             13,496
      8/31/00             13,528                13,748             14,332
      8/31/01             14,746                15,023             15,676
      8/31/02             15,511                15,842             16,752
      8/31/03             15,817                16,194             17,342

* Source: Lipper Inc.



ITEM 2.      CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that Thomas F. Ryan, Jr., a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Thomas F. Ryan, Jr is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mellon Funds Trust

By:   /s/Lawarence P. Keblusek
      ____________________
      Lawarence P. Keblusek
      President

Date:  October 27, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Lawarence P. Keblusek
      ___________________
      Lawarence P. Keblusek
      Chief Executive Officer

Date:  October 27, 2003

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  October 24, 2003

                                  EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)